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                                                                  Exhibit 99.2


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------------------------x
                                                :
IN RE                                           :   Chapter 11
                                                :
SOLUTIA INC., ET AL.,                           :   Case No. 03-17949 (PCB)
                                                :
         Debtors.                               :   (Jointly Administered)
                                                :
------------------------------------------------x


THIS PLAN APPLIES TO:

X   All Debtors                              Axio Research Corporation
---                                      ---

    Solutia Inc.                             Solutia Investments, LLC
---                                      ---

    Solutia Business Enterprises Inc.        Beamer Road Management Company
---                                      ---

    Solutia Systems, Inc.                    Monchem, Inc.
---                                      ---

    Solutia Overseas, Inc.                   Solutia Inter-America, Inc.
---                                      ---

    CPFilms Inc.                             Solutia International Holding, LLC
---                                      ---

    Solutia Management Company, Inc.         Solutia Taiwan, Inc.
---                                      ---

    Monchem International, Inc.              Solutia Greater China, Inc.
---                                      ---




              DEBTORS' FIFTH AMENDED JOINT PLAN OF REORGANIZATION
              ---------------------------------------------------



                                             KIRKLAND & ELLIS LLP
                                             Citigroup Center
                                             153 East 53rd Street
                                             New York, New York 10022-4611
                                             Telephone: (212) 446-4800
                                             Facsimile: (212) 446-4900
                                             Richard M. Cieri (RC 6062)
                                             Jonathan S. Henes (JH 1979)
                                             Colin M. Adams (CA 2913)

                                             Attorneys for the Debtors and
                                             Debtors in Possession

Dated:  October 15, 2007



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INTRODUCTION......................................................................................................1

ARTICLE I DEFINED TERMS, RULES OF INTERPRETATION AND COMPUTATION OF TIME..........................................1
         A.       Defined Terms...................................................................................1
                  1.       "2027 Notes"...........................................................................1
                  2.       "2037 Notes"...........................................................................1
                  3.       "Abernathy Settlement Agreement".......................................................1
                  4.       "Ad Hoc Notes Committee"...............................................................1
                  5.       "Ad Hoc Trade Committee"...............................................................1
                  6.       "ACE Companies"........................................................................1
                  7.       "ACE Insurance Program"................................................................2
                  8.       "ACE Settlement Agreement".............................................................2
                  9.       "Administrative Expense Claim".........................................................2
                  10.      "Administrative Expense Claim Bar Date"................................................2
                  11.      "Affiliate"............................................................................2
                  12.      "Allowed Claim"........................................................................2
                  13.      "Allowed . . . Claim"..................................................................3
                  14.      "Anniston Consent Decree"..............................................................3
                  15.      "Anniston Global Settlement Agreement".................................................3
                  16.      "Anniston Litigation Settlement Agreements"............................................3
                  17.      "Anniston Side Letter Agreement".......................................................3
                  18.      "Avoidance Actions"....................................................................3
                  19.      "Axio Claims"..........................................................................3
                  20.      "Axio Liquidation Sale"................................................................3
                  21.      "Backstop Approval Order"..............................................................3
                  22.      "Backstop Commitment Agreement"........................................................3
                  23.      "Backstop Group".......................................................................3
                  24.      "Backstop Pool"........................................................................3
                  25.      "Ballot"...............................................................................3
                  26.      "Bankruptcy Code"......................................................................3
                  27.      "Bankruptcy Court".....................................................................3
                  28.      "Bankruptcy Rules".....................................................................4
                  29.      "Bar Date".............................................................................4
                  30.      "Bar Date Order".......................................................................4
                  31.      "Business Day".........................................................................4
                  32.      "Cash".................................................................................4
                  33.      "Causes of Action".....................................................................4
                  34.      "CERCLA"...............................................................................4
                  35.      "Chapter 11 Cases".....................................................................4
                  36.      "Chemicals Assets".....................................................................4
                  37.      "Chemicals Liabilities"................................................................4
                  38.      "Chocolate Bayou Agreements"...........................................................4
                  39.      "Chocolate Bayou Settlement"...........................................................4
                  40.      "Claim"................................................................................5
                  41.      "Claim Transfer Option"................................................................5
                  42.      "Claim Transfer Procedures"............................................................5
                  43.      "Claim Transfer Rights"................................................................5
                  44.      "Claims Objection Deadline"............................................................5


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                  45.      "Class"................................................................................5
                  46.      "Commercial and Operating Agreements"..................................................5
                  47.      "Confirmation".........................................................................5
                  48.      "Confirmation Date"....................................................................5
                  49.      "Confirmation Hearing".................................................................5
                  50.      "Confirmation Order"...................................................................5
                  51.      "Consummation".........................................................................5
                  52.      "Convenience Claims"...................................................................5
                  53.      "CPFilms Claims".......................................................................5
                  54.      "Creditors' Committee".................................................................6
                  55.      "Debtor Intercompany Claim"............................................................6
                  56.      "DIP Claims"...........................................................................6
                  57.      "DIP Credit Facility"..................................................................6
                  58.      "DIP Lender"...........................................................................6
                  59.      "Directors' and Officer Indemnity Claims"..............................................6
                  60.      "Disclosure Statement Hearing".........................................................6
                  61.      "Disclosure Statement Order"...........................................................6
                  62.      "Disputed Claim".......................................................................6
                  63.      "Disputed Claims Reserve"..............................................................6
                  64.      "Disputed General Unsecured Claims Reserve"............................................6
                  65.      "Disputed General Unsecured Claim".....................................................6
                  66.      "Distribution".........................................................................6
                  67.      "Distribution Agreement"...............................................................6
                  68.      "Distribution Date"....................................................................6
                  69.      "Distribution Record Date".............................................................7
                  70.      "Effective Date".......................................................................7
                  71.      "Eligible Claim Transfer Shareholders".................................................7
                  72.      "Eligible Holders".....................................................................7
                  73.      "Eligible Claim Transfer Holders"......................................................7
                  74.      "Eligible Shareholders"................................................................7
                  75.      "Entity"...............................................................................7
                  76.      "Environmental Liability"..............................................................7
                  77.      "Environmental Liability Costs"........................................................7
                  78.      "Equity Committee".....................................................................7
                  79.      "Equity Committee Adversary Proceeding"................................................7
                  80.      "Equity Interest"......................................................................7
                  81.      "Equity Purchase"......................................................................7
                  82.      "Equity Purchase Procedures"...........................................................7
                  83.      "Equity Purchase Rights"...............................................................7
                  84.      "ERISA"................................................................................8
                  85.      "Estate" and, collectively, "Estates"..................................................8
                  86.      "Exchange Act".........................................................................8
                  87.      "Executory Contract and/or Unexpired Lease"............................................8
                  88.      "Exit Financing Facility"..............................................................8
                  89.      "Exit Financing Facility Agent Bank"...................................................8
                  90.      "Exit Financing Facility Commitment Letter"............................................8
                  91.      "Final Order"..........................................................................8
                  92.      "Formalin Purchase Agreement"..........................................................8
                  93.      "Funding Co"...........................................................................8
                  94.      "General Unsecured Claims".............................................................8
                  95.      "Global Settlement"....................................................................8


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                  96.      "HCN Purchase Agreement"...............................................................9
                  97.      "HMD Purchase Agreement"...............................................................9
                  98.      "HMTA Purchase Agreement"..............................................................9
                  99.      "Holdback Amount"......................................................................9
                  100.     "Holdback Escrow Account"..............................................................9
                  101.     "Holder" and, collectively, "Holders"..................................................9
                  102.     "HSR Act"..............................................................................9
                  103.     "Impaired".............................................................................9
                  104.     "Impaired Claim".......................................................................9
                  105.     "Impaired Class".......................................................................9
                  106.     "Incentive Plan".......................................................................9
                  107.     "Insured Claims".......................................................................9
                  108.     "Internal Revenue Code"................................................................9
                  109.     "IRS"..................................................................................9
                  110.     "Legacy Claims".......................................................................10
                  111.     "Legacy Sites"........................................................................10
                  112.     "Legacy Site Claims"..................................................................10
                  113.     "Legacy Tort Claims"..................................................................10
                  114.     "Lien"................................................................................11
                  115.     "Master Operating Agreement"..........................................................11
                  116.     "Monsanto"............................................................................11
                  117.     "Monsanto Claim"......................................................................11
                  118.     "Monsanto Contribution"...............................................................11
                  119.     "Monsanto/Pharmacia Injunction".......................................................12
                  120.     "Monsanto's Professionals"............................................................12
                  121.     "Monsanto Settlement Agreement".......................................................12
                  122.     "Monsanto Tort Management"............................................................12
                  123.     "National Securities Exchange"........................................................12
                  124.     "New By-laws".........................................................................12
                  125.     "New Certificate of Incorporation"....................................................12
                  126.     "New Common Stock"....................................................................12
                  127.     "Nominee".............................................................................12
                  128.     "Non-Debtor Intercompany Claim".......................................................12
                  129.     "Noteholder Claims"...................................................................12
                  130.     "NRD Claims"..........................................................................13
                  131.     "NYSE"................................................................................13
                  132.     "Ordinary Course Professionals Order".................................................13
                  133.     "PBGC"................................................................................13
                  134.     "PCBs"................................................................................13
                  135.     "Pension Plan"........................................................................13
                  136.     "Person"..............................................................................13
                  137.     "Petition Date".......................................................................13
                  138.     "Pharmacia"...........................................................................13
                  139.     "Pharmacia Contribution"..............................................................13
                  140.     "Pharmacia Claims"....................................................................13
                  141.     "Plan Documents"......................................................................13
                  142.     "Plan Support Agreement"..............................................................13
                  143.     "Plan Supplement".....................................................................14
                  144.     "Prepetition Indenture"...............................................................14
                  145.     "Prepetition Indenture Charging Lien".................................................14
                  146.     "Prepetition Indenture Trustee".......................................................14

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                  147.     "Prepetition Indenture Trustee Adversary Proceeding"..................................14
                  148.     "Priority Non-Tax Claim"..............................................................14
                  149.     "Priority Tax Claim"..................................................................14
                  150.     "Pro Rata"............................................................................14
                  151.     "Professional"........................................................................14
                  152.     "Professional Fee Claims".............................................................14
                  153.     "Professional Fee Order"..............................................................15
                  154.     "Quarterly Distribution Date".........................................................15
                  155.     "Registration Rights Agreement".......................................................15
                  156.     "Reinstated" or "Reinstatement".......................................................15
                  157.     "Reorganized . . ."...................................................................15
                  158.     "Restructuring Transactions"..........................................................15
                  159.     "Restructuring Transactions Agreement"................................................16
                  160.     "Retained Sites"......................................................................16
                  161.     "Retirees"............................................................................16
                  162.     "Retiree Approval Order"..............................................................16
                  163.     "Retiree Benefits"....................................................................16
                  164.     "Retiree Claim".......................................................................16
                  165.     "Retirees' Committee".................................................................16
                  166.     "Retiree Settlement Agreement"........................................................16
                  167.     "Retiree Trust".......................................................................16
                  168.     "Rights"..............................................................................16
                  169.     "Rights Offering".....................................................................16
                  170.     "Rights Offering Procedures"..........................................................16
                  171.     "Rights Subscription Exercise Form"...................................................16
                  172.     "Sauget Administrative Orders"........................................................16
                  173.     "Schedules"...........................................................................17
                  174.     "Secured Claim".......................................................................17
                  175.     "Securities Act"......................................................................17
                  176.     "Security Claims".....................................................................17
                  177.     "Senior Secured Notes"................................................................17
                  178.     "Senior Secured Note Claims"..........................................................17
                  179.     "Senior Secured Notes Indenture"......................................................17
                  180.     "Senior Secured Notes Trustee"........................................................17
                  181.     "Separation Agreement"................................................................17
                  182.     "Settled Adversary Proceedings".......................................................17
                  183.     "Shared Sites"........................................................................17
                  184.     "SIP Plan"............................................................................17
                  185.     "Solutia Tort Claims".................................................................17
                  186.     "Spinoff".............................................................................18
                  187.     "Spinoff Indemnity Claim".............................................................18
                  188.     "Stipulation of Amount and Nature of Claim"...........................................18
                  189.     "Stock Pool"..........................................................................18
                  190.     "Subsidiary" or "Subsidiaries"........................................................18
                  191.     "Tolbert Settlement Agreement"........................................................18
                  192.     "Tort Claims".........................................................................18
                  193.     "Treasury Regulations"................................................................18
                  194.     "Undeliverable Distribution"..........................................................18
                  195.     "Uniform Commercial Code".............................................................18
                  196.     "Unimpaired"..........................................................................18
                  197.     "Unimpaired Claim"....................................................................18

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                  198.     "Unimpaired Class"....................................................................18
                  199.     "United States of America"............................................................19
                  200.     "Unsecured Claim".....................................................................19
                  201.     "Voting Agent"........................................................................19
                  202.     "Voting Deadline".....................................................................19
                  203.     "Voting Record Date"..................................................................19
                  204.     "Warrants"............................................................................19
                  205.     "Warrant Agreement"...................................................................19
         B.       Rules of Interpretation and Computation of Time................................................20
                  1.       Rules of Interpretation...............................................................20
                  2.       Computation of Time...................................................................20

ARTICLE II CLASSES OF CLAIMS AND EQUITY INTERESTS................................................................21

ARTICLE III TREATMENT OF CLAIMS AND EQUITY INTERESTS.............................................................22
         A.       Unclassified Claims............................................................................22
                  1.       Payment of Administrative Expense Claims..............................................22
                  2.       Payment of Priority Tax Claims........................................................24
         B.       Classes of Claims..............................................................................24
                  1.       Priority Non-Tax Claims (Class 1).....................................................24
                  2.       Secured Claims (Class 2)..............................................................24
                  3.       Senior Secured Note Claims (Class 3)..................................................25
                  4.       Convenience Claims (Class 4)..........................................................25
                  5.       CPFilms Claims (Class 5)..............................................................25
                  6.       NRD Claims (Class 6)..................................................................26
                  7.       Insured Claims (Class 7)..............................................................26
                  8.       Tort Claims (Class 8).................................................................26
                  9.       Legacy Site Claims (Class 9)..........................................................27
                  10.      Equity Interests in all Debtors other than Solutia (Class 10).........................27
                  11.      Monsanto Claim (Class 11).............................................................28
                  12.      Noteholder Claims (Class 12)..........................................................28
                  13.      General Unsecured Claims (Class 13)...................................................28
                  14.      Retiree Claim (Class 14)..............................................................29
                  15.      Pharmacia Claims (Class 15)...........................................................29
                  16.      Non-Debtor Intercompany Claims (Class 16).............................................29
                  17.      Debtor Intercompany Claims (Class 17).................................................30
                  18.      Axio Claims (Class 18)................................................................30
                  19.      Security Claims (Class 19)............................................................30
                  20.      Equity Interests in Solutia (Class 20)................................................30

ARTICLE IV ACCEPTANCE OR REJECTION OF THE PLAN...................................................................32
         A.       Special Provisions Governing Unimpaired Claims.................................................32
         B.       Classes Entitled to Vote.......................................................................32
         C.       Cramdown.......................................................................................32

ARTICLE V MEANS FOR IMPLEMENTATION OF THE PLAN...................................................................33
         A.       General Settlement of Claims...................................................................33
         B.       The Global Settlement..........................................................................33
                  1.       The Distribution Agreement............................................................33
                  2.       Monsanto Settlement Agreement.........................................................34
                  3.       Commercial and Operating Agreements...................................................34

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                  4.       Monsanto Tort Management..............................................................34
                  5.       Monsanto's Settlement of Adversary Proceedings, Contested Matters, Disputes
                           and Monsanto Claims...................................................................34
                  6.       Monsanto's Professionals..............................................................34
                  7.       Monsanto Administrative Claim.........................................................35
                  8.       Pharmacia Contribution................................................................35
                  9.       Settlement With Retirees..............................................................35
                  10.      Settled Adversary Proceedings.........................................................35
                  11.      Settlement of the Prepetition Trustee Adversary Proceeding............................36
                  12.      Settlement of the Equity Committee Adversary Proceeding...............................36
                  13.      Payment of Professional Fees..........................................................36
                  14.      Solutia's Assumption of Certain Environmental Liabilities.............................37
         C.       Restructuring Transactions.....................................................................38
         D.       Continued Corporate Existence and Vesting of Assets in the Reorganized Debtors.................38
         E.       Execution of Plan Documents....................................................................38
         F.       Corporate Governance, Directors and Officers and Corporate Action of the Reorganized
                  Debtors........................................................................................38
                  1.       New Certificates of Incorporation and New By-Laws.....................................38
                  2.       Directors and Officers of the Reorganized Debtors.....................................39
                  3.       Corporate Action......................................................................39
                  4.       The New Common Stock..................................................................40
         G.       Exit Financing Facility, Obtaining Cash for Distributions and Transfers of Funds Among
                  the Debtors....................................................................................40
         H.       The Rights Offering............................................................................40
                  1.       Use of Rights Offering Proceeds.......................................................40
                  2.       Rights Offering Procedures............................................................40
                  3.       Rights Offering Backstop..............................................................40
         I.       Funding Co.....................................................................................41
         J.       Incentive Plan.................................................................................41
         K.       Release of Liens and Guarantee Claims..........................................................41
         L.       Cancellation of Existing Securities and Agreements.............................................41
         M.       Limitations on Transfers of Equity Interests in Solutia During the Chapter 11 Cases............42
         N.       Effectuating Documents.........................................................................42
         O.       Employment and Other Benefits Programs.........................................................42

ARTICLE VI TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES.................................................44
         A.       Assumption and Rejection of Executory Contracts and Unexpired Leases...........................44
         B.       Claims Based on Rejection of Executory Contracts or Unexpired Leases...........................44
         C.       Cure of Defaults for Executory Contracts and Unexpired Leases Assumed..........................44
         D.       Insurance Policies.............................................................................45
                  1.       ACE Settlement........................................................................45
         E.       Anniston Settlement............................................................................45
         F.       Assumption of Pension Obligations..............................................................45
         G.       Contracts and Leases Entered Into After the Petition Date......................................46

ARTICLE VII PROVISIONS GOVERNING DISTRIBUTIONS...................................................................47
         A.       Allowed Noteholder Claims......................................................................47
         B.       Distributions for Claims Allowed as of the Effective Date......................................47
         C.       Distributions for Holders of Equity Interests in Solutia.......................................47

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         D.       Delivery of Distributions......................................................................47
         E.       Delivery and Distributions and Undeliverable or Unclaimed Distributions........................47
                  1.       Delivery of Distributions in General..................................................47
                  2.       Undeliverable Distributions...........................................................48
         F.       Compliance with Tax Requirements/Allocations...................................................48
         G.       Record Date for Distribution to Holders of Claims..............................................48
         H.       Record Date for Distribution to Holders of Equity Interests in Solutia.........................49
         I.       Distributions of Whole Shares, Warrants, Equity Purchase Rights and Claim Transfer
                  Rights Only....................................................................................49
         J.       Set-offs and Recoupments.......................................................................49
         K.       Surrender of Cancelled Instruments or Securities...............................................49
         L.       Disputed Claims Reserve........................................................................50
                  1.       Deposit of Cash on the Effective Date.................................................50
                  2.       Distribution After Allowance..........................................................50
                  3.       Distributions After Disallowance......................................................50
                  4.       Property Held in the Disputed Claims Reserve..........................................50
         M.       Disputed General Unsecured Claims Reserve......................................................51
                  1.       Deposit of New Common Stock on the Effective Date.....................................51
                  2.       Distributions After Allowance.........................................................51
                  3.       Distributions After Disallowance......................................................51
                  4.       Property Held in Disputed General Unsecured Claims Reserve............................52

ARTICLE VIII PROCEDURES FOR TREATING DISPUTED GENERAL UNSECURED CLAIMS...........................................53
         A.       Objections to Claims...........................................................................53
         B.       General Unsecured Claims Monitor...............................................................53
         C.       No Distributions Pending Allowance.............................................................54
         D.       Estimation of Claims...........................................................................54

ARTICLE IX CONDITIONS PRECEDENT TO CONFIRMATION AND CONSUMMATION OF THE PLAN.....................................55
         A.       Condition Precedent to Confirmation............................................................55
         B.       Conditions Precedent to Effective Date.........................................................56
         C.       Effect of Failure of Conditions................................................................57
         D.       Waiver of Conditions...........................................................................57

ARTICLE X INJUNCTIONS, RELEASES, EXCULPATION AND DISCHARGE.......................................................58
         A.       Injunctions....................................................................................58
                  1.       DEBTORS' INJUNCTION...................................................................58
                  2.       MONSANTO/PHARMACIA INJUNCTION.........................................................58
         B.       Releases.......................................................................................59
                  1.       RELEASES BY THE DEBTORS...............................................................59
                  2.       RELEASES BY HOLDERS OF CLAIMS AND EQUITY INTERESTS....................................60
                  3.       RETIREE RELEASE AND INJUNCTION........................................................61
         C.       EXCULPATION AND LIMITATION OF LIABILITY........................................................62
         D.       DISCHARGE OF CLAIMS AND TERMINATION OF EQUITY INTERESTS........................................62

ARTICLE XI RETENTION OF JURISDICTION.............................................................................64
         A.       Retention of Jurisdiction......................................................................64

ARTICLE XII MISCELLANEOUS PROVISIONS.............................................................................66
         A.       Binding Effect.................................................................................66

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         B.       Preservation of Avoidance Actions..............................................................66
         C.       Claims of the United States of America.........................................................66
         D.       Applicability of Section 1125(e) of the Bankruptcy Code........................................66
         E.       Dissolution of the Creditors' Committee, Retirees' Committee and Equity Committee..............66
         F.       Payment of Statutory Fees......................................................................67
         G.       Modification of the Plan.......................................................................67
         H.       Severability...................................................................................67
         I.       Revocation or Withdrawal of the Plan...........................................................68
         J.       Section 1145 Exemption.........................................................................68
         K.       Section 1146 Exemption.........................................................................68
         L.       Notices........................................................................................68
                  1.       The Debtors and the Reorganized Debtors...............................................68
                  2.       The Creditors' Committee..............................................................69
                  3.       The Retirees' Committee...............................................................69
                  4.       The Equity Committee..................................................................69
                  5.       The DIP Lenders.......................................................................70
                  6.       The United States Trustee.............................................................70
                  7.       Monsanto..............................................................................70
                  8.       Pharmacia.............................................................................71
         M.       Governing Law..................................................................................71
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                               TABLE OF EXHIBITS

Exhibit A        Monsanto Settlement Agreement
Exhibit B        Retiree Settlement Agreement
Exhibit C        Exit Financing Facility Commitment Letter
Exhibit D        Form of New Bylaws
Exhibit E        Form of New Certificates of Incorporation
Exhibit F        Initial Directors and Officers of Each Reorganized Debtor
Exhibit G        List of Executory Contracts and Unexpired Leases to be Assumed
Exhibit H        Rights Offering Procedures
Exhibit I        Incentive Plan
Exhibit J        Registration Rights Agreement
Exhibit K        Plan Support Agreement
Exhibit L        Claim Transfer Procedures
Exhibit M        Restructuring Transactions Agreement
Exhibit N        Warrant Agreement
Exhibit O        Equity Purchase Procedures
Exhibit P        Backstop Commitment Agreement




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                                 INTRODUCTION

         Solutia Inc. ("Solutia"), together with its direct and indirect subsidiaries and its Affiliates Solutia Business Enterprises Inc., Solutia Systems, Inc., Solutia Overseas, Inc., CPFilms Inc. ("CPFilms"), Solutia Management Company, Inc., Monchem International, Inc., Axio Research Corporation, Solutia Investments, LLC, Beamer Road Management Company, Monchem, Inc., Solutia Inter-America, Inc., Solutia International Holding, LLC, Solutia Taiwan, Inc. and Solutia Greater China, Inc., as debtors and debtors in possession (collectively, the "Debtors"), propose this amended joint plan of reorganization (the "Plan") for the resolution of the outstanding claims against, and equity interests in, the Debtors. The Debtors are the proponents of the Plan within the meaning of section 1129 of the Bankruptcy Code (as defined below). Reference is made to the Debtors' disclosure statement, which was approved by the Bankruptcy Court on October [__], 2007 (the "Disclosure Statement"), for a discussion of the Debtors' history, businesses, results of operations, historical financial information, accomplishments during the Chapter 11 Cases (as defined below), projections and properties, and for a summary and analysis of this Plan and the settlements contemplated herein and the Plan Documents. There also are other agreements and documents, which are or will be filed with the Bankruptcy Court, that are referenced in this Plan or the Disclosure Statement.

                                  ARTICLE I

                    DEFINED TERMS, RULES OF INTERPRETATION
                            AND COMPUTATION OF TIME

A.       DEFINED TERMS

         As used in this Plan, capitalized terms have the meanings set forth below or in the Introduction above. Any terms that are not otherwise defined herein, but that are used in the Bankruptcy Code or the Bankruptcy Rules (each as defined below), will have the meaning ascribed to them in the Bankruptcy Code or the Bankruptcy Rules, as applicable.

         1. "2027 NOTES" means the $300 million in 7.375% unsecured public notes due October 15, 2027, issued by Solutia.

         2. "2037 NOTES" means the $150 million in 6.72% unsecured public notes due October 15, 2037, issued by Solutia.

         3. "ABERNATHY SETTLEMENT AGREEMENT" means that certain settlement agreement, dated September 9, 2003, resolving the lawsuit captioned Sabrina Abernathy v. Monsanto Company, Civil Action No. CY-01-832 (Etowah County).

         4. "AD HOC NOTES COMMITTEE" means the ad hoc committee of Holders of the 2027Notes and the 2037 Notes.

         5. "AD HOC TRADE COMMITTEE" means the ad hoc committee of Holders of trade claims in Solutia.

         6. "ACE COMPANIES" means, collectively, ACE American Insurance Company, Indemnity Insurance Company of North America, ACE Insurance Company of Puerto Rico, Pacific Employers Insurance Company, Insurance Company of North America, ESIS, Inc. ("ESIS") and their respective affiliates.

         7. "ACE INSURANCE PROGRAM" means all insurance policies and all agreements, documents or instruments relating thereto that have been issued or entered into by the ACE Companies (or any of them) to or with one or more of the Debtors, their respective predecessors and/or affiliates including, but not limited to, Monsanto. The ACE Insurance Program includes, without limitation: (i) Consent and Agreement regarding Assumption of Insurance Obligations, effective September 1, 1997, by and among Monsanto, Solutia and INA on behalf of the ACE Companies, (ii) that certain OCIP/Wrap-Up Casualty Insurance Program Agreement effective August 1, 1998 between Solutia and certain of the ACE Companies ("OCIP Agreement") and (iii) those certain service agreements with ESIS ("ESIS Agreements") under which ESIS provides the Debtors with certain claims administration services.

         8. "ACE SETTLEMENT AGREEMENT" means the settlement agreement to be executed by and among the ACE Companies and the Debtors pursuant to which the Debtors will assume the ACE Insurance Program in its entirety and pay the cure costs related thereto.

         9. "ADMINISTRATIVE EXPENSE CLAIM" means a Claim for costs and expenses of administering the Estates that is Allowed under sections 503(b), 507(b) or 1114(e)(2) of the Bankruptcy Code, including: (a) the actual and necessary costs and expenses incurred after the Petition Date of preserving the respective Estates and operating the businesses of the Debtors (such as wages, salaries, commissions for services and payments for inventories, leased equipment and premises), including DIP Claims; (b) compensation for legal, financial advisory, accounting and other services and reimbursement of expenses awarded or allowed under sections 330(a) or 331 of the Bankruptcy Code, including Professional Fee Claims; (c) all fees and charges assessed against the Estates under chapter 123 of title 28, United States Code, 28 U.S.C. Sections 1911-1930; (d) Claims for reclamation allowed in accordance with section 546(c)(2) of the Bankruptcy Code and section 2-702 of the Uniform Commercial Code; (e) the fees and expenses payable pursuant to Section V.B.13 hereof; and (f) the administrative claims and professional fees and expenses payable to Monsanto pursuant to Sections V.B.6 and V.B.7 hereof.

         10. "ADMINISTRATIVE EXPENSE CLAIM BAR DATE" means the date that is the forty-fifth (45th) day after the Effective Date.

         11. "AFFILIATE" means, with respect to any Person or Entity, a Person or Entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person or Entity; provided, however, that in no event shall any of Monsanto, Solutia,
        --------  -------
Reorganized Solutia or Pharmacia be considered to be Affiliates for purposes of the Plan.

         12. "ALLOWED CLAIM" means:

                  A. a Claim that: (i) has been listed by a particular Debtor on its Schedules as other than disputed, contingent or unliquidated; and (ii) is not otherwise a Disputed Claim;

                  B. a Claim (i) for which a proof of Claim or request for payment of Administrative Claim has been filed by the applicable Bar Date or otherwise been deemed timely filed under applicable law or order of the Bankruptcy Court; (ii) as to which the Claims Objection Deadline has passed; and (iii) that is not otherwise a Disputed Claim; or

                  C. a Claim that is allowed: (i) in any Stipulation of Amount and Nature of Claim; (ii) in any contract, instrument or other agreement entered into in connection with the Plan and approved by the Bankruptcy Court; (iii) in a Final Order; or (iv) pursuant to the terms of the Plan.

         13. "ALLOWED . . . CLAIM" means an Allowed Claim in the particular Class or category specified. Any reference herein to a particular Allowed Claim includes both the secured and unsecured portions of such Claim, as applicable.

         14. "ANNISTON CONSENT DECREE" means the Partial Consent Decree entered by the District Court for the Northern District of Alabama on August 9, 2003, among the United States, Pharmacia and Solutia with respect to the Anniston Superfund Site in Anniston, Alabama.

         15. "ANNISTON GLOBAL SETTLEMENT AGREEMENT" means that certain Global Settlement Agreement, dated September 9, 2003, among Solutia, Monsanto and Pharmacia, which resolved certain lawsuits pending against Solutia, Monsanto and Pharmacia in the United States District Court, Northern District of Alabama and in the Circuit Court, Etowah County, Alabama and was approved by those courts.

         16. "ANNISTON LITIGATION SETTLEMENT AGREEMENTS" means the Abernathy Settlement Agreement together with the Tolbert Settlement Agreement.

         17. "ANNISTON SIDE LETTER AGREEMENT" means that certain agreement, dated August 20, 2003, among Solutia, Monsanto and Pharmacia which sets forth their respective obligations under the Anniston Litigation Settlement Agreements.

         18. "AVOIDANCE ACTIONS" means any and all actual or potential Claims to avoid a transfer of property or an obligation incurred by the Debtor pursuant to any applicable section of the Bankruptcy Code, including sections 544, 545, 547, 548, 549, 550, 551, 553(b) and 724(a) of the Bankruptcy Code.

         19. "AXIO CLAIMS" means all Claims against Axio Research Corporation.

         20. "AXIO LIQUIDATION SALE" means that certain sale of the assets of Axio Research Corporation authorized pursuant to that certain order of the Bankruptcy Court dated December 16, 2004.

         21. "BACKSTOP APPROVAL ORDER" means that certain order of the Bankruptcy Court approving the Backstop Commitment Agreement.

         22. "BACKSTOP COMMITMENT AGREEMENT" means that certain agreement, dated October 15, 2007, among Solutia and the members of the Backstop Group, annexed hereto as Exhibit P.

         23. "BACKSTOP GROUP" means, collectively, Highland Capital Management, L.P., Longacre Fund Management, L.L.C., Southpaw Asset Management, Merrill Lynch Credit Products, LLC, Murray Capital Management and UBS Global Distressed Debt and Special Situations, each of which has agreed to backstop the Rights Offering pursuant to the terms of the Backstop Commitment Agreement.

         24. "BACKSTOP POOL" means 15% of the Rights.

         25. "BALLOT" means the ballot forms distributed to each Holder of an Impaired Claim on which the Holder may indicate, among other things, whether it accepts or rejects the Plan.

         26. "BANKRUPTCY CODE" means title 11 of the United States Code, as applicable to the Chapter 11 Cases.

         27. "BANKRUPTCY COURT" means the United States Bankruptcy Court for the Southern District of New York, which has jurisdiction over the Chapter 11 Cases and, to the extent of the withdrawal of any reference under section 157 of title 28 of the United States Code, the United States District Court for the Southern District of New York.

         28. "BANKRUPTCY RULES" means, collectively, the Federal Rules of Bankruptcy Procedure and the local rules of the Bankruptcy Court, as applicable to the Chapter 11 Cases.

         29. "BAR DATE" means, with respect to Claims against the Debtors, (a) November 30, 2004, or (b) any other bar date for the filing of Claims established by (i) the Bar Date Order, (ii) a separate order of the Bankruptcy Court, (iii) a stipulation between or among the Debtors and a Holder in connection with the Chapter 11 Cases or (iv) a supplemental bar date established by the Debtors in accordance with the Bar Date Order.

         30. "BAR DATE ORDER" means that certain order of the Bankruptcy Court entered on October 1, 2004, which established a Bar Date for filing proofs of Claims in the Chapter 11 Cases, as the same may be amended, modified or supplemented.

         31. "BUSINESS DAY" means any day, other than a Saturday, Sunday or "legal holiday" (as defined in Bankruptcy Rule 9006(a)).

         32. "CASH" means legal tender of the United States of America.

         33. "CAUSES OF ACTION" means all actions, causes of action, liabilities, obligations, rights, suits, damages, judgments, remedies, demands, setoffs, defenses, recoupments, crossclaims, counterclaims, third-party claims, indemnity claims, contribution claims or any other claims whatsoever, whether known or unknown, matured or unmatured, fixed or contingent, liquidated or unliquidated, disputed or undisputed, suspected or unsuspected, foreseen or unforeseen, direct or indirect, choate or inchoate, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any act or omission or other event occurring prior to the Petition Date or during the course of the Chapter 11 Cases, including through the Effective Date.

         34. "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Sections 9601, et seq.
                                                                     -- ---

         35. "CHAPTER 11 CASES" means (a) when used with reference to a particular Debtor, the chapter 11 case pending for that Debtor under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court and (b) when used with reference to all Debtors, the procedurally consolidated chapter 11 cases pending for the Debtors in the Bankruptcy Court.

         36. "CHEMICALS ASSETS" means the assets constituting "Chemicals Assets" as defined and set forth in the Distribution Agreement.

         37. "CHEMICALS LIABILITIES" means the liabilities constituting "Chemicals Liabilities" as defined and set forth in the Distribution Agreement.

         38. "CHOCOLATE BAYOU AGREEMENTS" means the Master Operating Agreement, the HMTA Purchase Agreement, and the HCN Purchase Agreement and the Formalin Purchase Agreement, the agreements that define the relationship between Monsanto and Solutia at the Alvin, Texas "Chocolate Bayou" facility.

         39. "CHOCOLATE BAYOU SETTLEMENT" means the settlement between Monsanto and Solutia to amend the Chocolate Bayou Agreements.

         40. "CLAIM" means a "claim," as defined in section 101(5) of the Bankruptcy Code, against any Debtor.

         41. "CLAIM TRANSFER OPTION" means the right of an Eligible Claim Transfer Holder to elect to transfer its Allowed General Unsecured Claim of less than $100,000 but more than $2,500, pursuant to the Claim Transfer Procedures, for Cash in an amount equal to 52.35% of the Allowed amount of such General Unsecured Claim to Eligible Claim Transfer Shareholders.

         42. "CLAIM TRANSFER PROCEDURES" means those certain Claim Transfer Procedures setting forth the terms and conditions of the Claim Transfer Rights and the Claim Transfer Option, in substantially the form annexed hereto as Exhibit L.

         43. "CLAIM TRANSFER RIGHTS" means the right, subject to the Claim Transfer Option, of Eligible Claim Transfer Shareholders to purchase Allowed General Unsecured Claims of less than $100,000 but greater than $2,500 (including the Rights related to such Allowed General Unsecured Claims) for Cash pursuant to the Claim Transfer Procedures.

         44. "CLAIMS OBJECTION DEADLINE" means, for each Claim, the later of
(a) 90 days after the Effective Date and (b) such other period of limitation as may be specifically fixed by an order of the Bankruptcy Court for objecting to such Claim.

         45. "CLASS" means a class of Claims or Equity Interests, as described in Article II herein.

         46. "COMMERCIAL AND OPERATING AGREEMENTS" means the Master Operating Agreement, the HMD Purchase Agreement, the HMTA Purchase Agreement, the HCN Purchase Agreement and the Formalin Purchase Agreement.

         47. "CONFIRMATION" means the entry of the Confirmation Order on the docket of the Chapter 11 Cases.

         48. "CONFIRMATION DATE" means the date on which the Bankruptcy Court enters the Confirmation Order on its docket, within the meaning of Bankruptcy Rules 5003 and 9021.

         49. "CONFIRMATION HEARING" means the hearing held by the Bankruptcy Court on Confirmation of the Plan, as such hearing may be continued from time to time.

         50. "CONFIRMATION ORDER" means the order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

         51. "CONSUMMATION" means the occurrence of the Effective Date.

         52. "CONVENIENCE CLAIMS" means a Claim that otherwise would be a General Unsecured Claim included in Class 13, but (a) the amount of such Claim is equal to or less than $2,500 or (b) the Holder of such Claim, in full settlement of such Claim, agrees, by the applicable voting deadline as specified in the Disclosure Statement, pursuant to an election made by such Holder on its Ballot, to reduce such Claim to $2,500.

         53. "CPFILMS CLAIMS" means all Claims, other than Non-Debtor Intercompany Claims, Debtor Intercompany Claims and Legacy Claims, scheduled by or filed against CPFilms.

         54. "CREDITORS' COMMITTEE" means the official committee of unsecured creditors of the Debtors appointed by the United States Trustee in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code, as reconstituted from time to time.

         55. "DEBTOR INTERCOMPANY CLAIM" means any Claim of one Debtor against another Debtor.

         56. "DIP CLAIMS" means all Claims arising under or pursuant to the DIP Credit Facility.

         57. "DIP CREDIT FACILITY" means that certain Financing Agreement, dated as of January 16, 2004, as amended on March 1, 2004, July 20, 2004, June 1, 2005, March 17, 2006, and January 25, 2007, among Solutia and Solutia Business Enterprises Inc, as borrowers, all of the other Debtors, as guarantors, Citicorp USA, Inc., as administrative, collateral and documentation agent, and Citibank, N.A., as Issuer, and the lenders party thereto, as the same may be amended from time to time prior to the Confirmation Date.

         58. "DIP LENDER" means, collectively, (a) those entities identified as "Lenders" in the DIP Credit Facility and their respective successors and assigns and (b) Citibank, N.A. (as Issuer).

         59. "DIRECTORS' AND OFFICER INDEMNITY CLAIMS" means all Claims filed by the Debtors' current and former directors, officers and employees for indemnification or contribution.

         60. "DISCLOSURE STATEMENT HEARING" means the hearing held by the Bankruptcy Court regarding the approval of the Disclosure Statement.

         61. "DISCLOSURE STATEMENT ORDER" means that certain order of the Bankruptcy Court entered on October [__], 2007, which is annexed as Exhibit B to the Disclosure Statement.

         62. "DISPUTED CLAIM" means any Claim which is not an Allowed Claim.

         63. "DISPUTED CLAIMS RESERVE" means the reserve established and maintained by the Reorganized Debtors to hold Cash to be distributed, as applicable, to Holders of Allowed Claims other than Allowed General Unsecured Claims and Allowed Noteholder Claims pending resolution of Disputed Claims (other than Disputed General Unsecured Claims and Disputed Noteholder Claims) in accordance with the terms of Section VII.L hereof.

         64. "DISPUTED GENERAL UNSECURED CLAIMS RESERVE" means the reserve established and maintained by the Reorganized Debtors to hold the shares of New Common Stock to be Distributed, as applicable, to Holders of Allowed General Unsecured Claims and Allowed Noteholder Claims pending the resolution of Disputed General Unsecured Claims in accordance with the terms of Section VII.L hereof.

         65. "DISPUTED GENERAL UNSECURED CLAIM" means any General Unsecured Claim that, as of the date of determination, is a Disputed Claim.

         66. "DISTRIBUTION" means any distribution made under the Plan to a Holder of an Allowed Claim.

         67. "DISTRIBUTION AGREEMENT" means that certain agreement, dated as of September 1, 1997, as amended on July 1, 2002 and otherwise from time to time, by and between Solutia and Pharmacia.

         68. "DISTRIBUTION DATE" means any date on which a Distribution is made.

         69. "DISTRIBUTION RECORD DATE" means the date that is five Business Days after the Confirmation Date.

         70. "EFFECTIVE DATE" means the day that is the first Business Day after all conditions to occurrence of the Effective Date have been met or waived pursuant to Sections IX.B and IX.D hereof.

         71. "ELIGIBLE CLAIM TRANSFER SHAREHOLDERS" means the Holders of Equity Interests in Solutia who are eligible, pursuant to the Claim Transfer Procedures, to receive Claim Transfer Rights.

         72. "ELIGIBLE HOLDERS" means the Holders of General Unsecured Claims (including Eligible Claim Transfer Shareholders who have purchased Allowed General Unsecured Claims pursuant to the Claim Transfer Option) and the Holders of Noteholder Claims who are eligible, pursuant to the Rights Offering Procedures, to participate in the Rights Offering.

         73. "ELIGIBLE CLAIM TRANSFER HOLDERS" means the Holders of Allowed General Unsecured Claims who are eligible, pursuant to the Claim Transfer Procedures, to participate in the Claim Transfer Option.

         74. "ELIGIBLE SHAREHOLDERS" means the Holders of common stock of Solutia who are eligible, pursuant to the Equity Purchase Procedures, to participate in the Equity Purchase.

         75. "ENTITY" shall have the meaning set forth in section 101(15) of the Bankruptcy Code.

         76. "ENVIRONMENTAL LIABILITY" means any liability constituting an "Environmental Liability" as defined and set forth in the Monsanto Settlement Agreement.

         77. "ENVIRONMENTAL LIABILITY COSTS" means any costs constituting "Environmental Liability Costs" as defined and set forth in the Monsanto Settlement Agreement.

         78. "EQUITY COMMITTEE" means the official committee of equity security holders of the Debtors appointed in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code, as reconstituted from time to time.

         79. "EQUITY COMMITTEE ADVERSARY PROCEEDING" means the adversary proceeding filed on March 7, 2005 by the Equity Committee against Pharmacia and Monsanto, Case No. 05-01202.

         80. "EQUITY INTEREST" means any share of common stock, preferred stock or other instrument evidencing an ownership interest in any of the Debtors, including any and all shares of treasury stock, whether or not transferable, and any option, warrant or right, contractual or otherwise, to acquire any such interest.

         81. "EQUITY PURCHASE" means the offering of up to 17% of the New Common Stock by the Debtors to Eligible Shareholders pursuant to the terms and conditions set forth in the Equity Purchase Procedures.

         82. "EQUITY PURCHASE PROCEDURES" means those certain Equity Purchase Procedures, setting forth the terms and conditions of the Equity Purchase, in substantially the form annexed hereto as Exhibit O.

         83. "EQUITY PURCHASE RIGHTS" means the rights of Eligible Shareholders to participate in the Equity Purchase pursuant to the Equity Purchase Procedures.

         84. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

         85. "ESTATE" and, collectively, "ESTATES" means the estate created for that Debtor in its Chapter 11 Case pursuant to section 541 of the Bankruptcy Code.

         86. "EXCHANGE ACT" means the Securities Exchange Act of 1934, 15 U.S.C. Sections 78a-78jj, as now in effect or hereafter amended.

         87. "EXECUTORY CONTRACT AND/OR UNEXPIRED LEASE" means a contract or lease to which one or more of the Debtors is a party and that is subject to assumption or rejection under section 365 of the Bankruptcy Code.

         88. "EXIT FINANCING FACILITY" means one or more senior secured credit facilities or arrangements that will be entered into by the Reorganized Debtors, the Exit Financing Facility Agent Bank and the relevant lenders on the Effective Date.

         89. "EXIT FINANCING FACILITY AGENT BANK" means the agent bank under the Exit Financing Facility.

         90. "EXIT FINANCING FACILITY COMMITMENT LETTER" means one or more binding commitment letters that set forth a commitment to fund the Exit Financing Facility.

         91. "FINAL ORDER" means an order or judgment of the Bankruptcy Court, or other court of competent jurisdiction, as entered on the docket in the Chapter 11 Cases or the docket of any other court of competent jurisdiction, which has not been reversed, stayed, modified or amended, and as to which the time to appeal or seek certiorari has expired, and no appeal or petition for certiorari has been timely taken, or as to which any appeal that has been taken or any petition for certiorari that has been timely filed has been resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought.

         92. "FORMALIN PURCHASE AGREEMENT" means the Raw Material Purchase Agreement for Formalin dated September 1, 1997, as amended on April 1, 1999 and on September 26, 2003, between Solutia and Monsanto (as assignee of Pharmacia).

         93. "FUNDING CO" means a newly created, special purpose, tax-efficient, bankruptcy-remote subsidiary of Reorganized Solutia, funded with certain proceeds of the Rights Offering.

         94. "GENERAL UNSECURED CLAIMS" means Unsecured Claims, other than Convenience Claims, Debtor Intercompany Claims, Insured Claims (only to the extent that such Insured Claims are payable by any available insurance coverage proceeds), the Noteholder Claims, the Monsanto Claim, Non-Debtor Intercompany Claims, NRD Claims, the Pharmacia Claims, the Legacy Site Claims, the Retiree Claim, Unsecured Claims against Axio Research Corporation, CPFilms Claims, Senior Secured Note Claims and Tort Claims.

         95. "GLOBAL SETTLEMENT" means, as described in more detail in Section V.B hereof, the settlement between and among Monsanto, Solutia, the Creditors' Committee, the Ad Hoc Trade Committee, the Retirees' Committee, the Prepetition Indenture Trustee, the Ad Hoc Notes Committee and the Equity Committee.

         96. "HCN PURCHASE AGREEMENT" means the Raw Material Purchase Agreement for HCN dated September 1, 1997, as amended on April 1, 1999, between Solutia and Monsanto (as assignee of Pharmacia).

         97. "HMD PURCHASE AGREEMENT" means the Raw Material Purchase Agreement for HMD dated September 1, 1997, as amended from time to time, between Solutia and Monsanto (as assignee of Pharmacia).

         98. "HMTA PURCHASE AGREEMENT" means the Raw Material Conversion Agreement for HMTA dated September 1, 1997, as amended on April 1, 1999, between Solutia and Monsanto (as assignee of Pharmacia).

         99. "HOLDBACK AMOUNT" means the aggregate holdback of those Professional fees billed to the Debtors during the Chapter 11 Cases that are held back pursuant to the Professional Fee Order or any other order of the Bankruptcy Court, which amount is to be deposited in the Holdback Escrow Account as of the Effective Date. The Holdback Amount shall not be considered property of the Debtors or the Reorganized Debtors except as set forth in
Section III.A.1.d.ii.a.(iii) hereof.

         100. "HOLDBACK ESCROW ACCOUNT" means the escrow account established by Reorganized Solutia into which Cash equal to the Holdback Amount shall be deposited on the Effective Date for the payment of Allowed Professional Fee Claims to the extent not previously paid or disallowed.

         101. "HOLDER" and, collectively, "HOLDERS" means a Person or Entity legally holding a Claim or Equity Interest.

         102. "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         103. "IMPAIRED" means, with respect to a Claim or Equity Interest (or Class of Claims or Equity Interests), a Claim or Equity Interest (or Class of Claims or Equity Interests) that is impaired within the meaning of section 1124 of the Bankruptcy Code.

         104. "IMPAIRED CLAIM" means a Claim classified in an Impaired Class.

         105. "IMPAIRED CLASS" means each of Classes 3, 5, 11, 12, 13, 14, 15, 16, 17, 18, 19 and 20 as set forth in Article III hereof.

         106. "INCENTIVE PLAN" means the employee incentive plan to be implemented in accordance with Section V.K. hereof, in substantially the form annexed hereto as Exhibit I.

         107. "INSURED CLAIMS" means any Claims (other than Tort Claims and Environmental Liabilities) that are covered under any insurance policies that are maintained by any of the Debtors, Pharmacia or Monsanto, but only to the extent of such coverage.

         108. "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any applicable rulings, Treasury Regulations, judicial decisions and notices, announcements and other releases of the United States Treasury Department or the IRS.

         109. "IRS" means the Internal Revenue Service of the United States of America.

         110. "LEGACY CLAIMS" means all Claims, including, but not limited to, Legacy Tort Claims and Legacy Sites Claims, arising under or related to the Distribution Agreement, including any and all Claims relating to or arising out of the Spinoff, the Chemicals Liabilities and the Spinoff Indemnity Claims.

         111. "LEGACY SITES" means the "Legacy Sites" as defined and set forth in the Monsanto Settlement Agreement.

         112. "LEGACY SITE CLAIMS" means all Environmental Liability Costs with respect to the Legacy Sites.

         113. "LEGACY TORT CLAIMS" means all legal, equitable or other claims, demands, costs, causes of action and/or other liabilities arising under tort law (including demands for indemnification or contribution relating to or arising out of any such liability, whether arising under contract, tort law or otherwise), whether currently asserted or asserted in the future, whether known or unknown:

         (a) which constitute Chemicals Liabilities assumed by Solutia under the Distribution Agreement;

         (b) for which Solutia was required to indemnify Monsanto and Pharmacia under the Distribution Agreement; and

         (c) which are for property damage, personal injury, products liability or premises liability or other damages arising out of or related to exposure to asbestos, PCB, dioxin, benzene, vinyl chloride, silica, butadiene, pentachlorophenol, styrene tars, other chemical exposure or environmental contamination, regardless of whether:

                  i. any of the Debtors is, was or will be named as a defendant in any action commenced by or on behalf of the holder of such Legacy Tort Claim,

                  ii. such holder has filed a proof of claim in the Chapter 11 Case, or

                  iii. the alleged exposure occurred before or after the Spinoff.

         "LEGACY TORT CLAIMS" also includes legal, equitable or other claims, demands, costs, causes of action and/or other liabilities arising against Solutia under tort law (including demands for indemnification or contribution relating to or arising out of any such liability, whether arising under contract, tort law or otherwise), whether currently asserted or asserted in the future, whether known or unknown, in circumstances where:

         (u) the claims in question reflect the description contained in clause (c) of the first sentence of this definition;

         (v) the property from which such chemical exposure or environmental contamination arose was previously owned by Pharmacia and transferred to Solutia in connection with the Spinoff;

         (w) the claims arise from Solutia's conduct after the Spinoff;

         (x) such conduct constituted the remediation, or non-remediation, of conditions which existed as of the Spinoff and were subject to Solutia's assumption of remediation obligations under the Distribution Agreement; and

         (y) such conduct by Solutia was in accordance with federal or state environmental law or orders or was a continuation of activities conducted, or inactivity, by Pharmacia at the time of the Spinoff, provided, however, that
                                                     --------  -------
in the case of non-remediation, such non-remediation must not have been in violation of federal or state environmental laws or orders,

         regardless of whether:

                  i. any of the Debtors is, was or will be named as a defendant in any action commenced by or on behalf of the holder of such Legacy Tort Claim, or

                  ii. such holder has filed a proof of claim in the Chapter 11 Case.

         "LEGACY TORT CLAIMS" shall not include, among other things: NRD Claims; claims for medical or retiree benefits, including retiree medical, disability and life insurance benefits; monitoring obligations with respect to PAB-exposed former employees; workers compensation claims brought solely pursuant to worker compensations statutes and not constituting or arising out of a claim, demand, cost, cause of action and/or other liability that would otherwise be defined as a "Legacy Tort Claim" herein; antitrust claims; commercial, business or contract claims; Environmental Liability Costs; any other remediation obligations covered by the terms of the Monsanto Settlement Agreement; Legacy Claims for "response" as defined under Section 101(25) of CERCLA; claims asserted in connection with any pension or similar obligations of Solutia, including (x) claims asserted in the actions entitled Walker v. Monsanto Company Pension Plan, No. 04-cv-436-DRH, Scharringhausen v. Solutia Inc. Employees' Pension Plan, No. 3:06CV00099, and the administrative charge entitled Larry Probst v. Monsanto Company and Solutia, Inc., EEOC Charge Nos. 280 A 00618 through 280 A 00652, and any similar litigation and (y) claims asserted in the action entitled Miller v. Pharmacia Corporation, No. 4:04CV981, or any similar litigation; or (other than as may be provided in the second sentence of this definition) any claims, including claims for exposure to chemicals or other substances, arising from Solutia's conduct after the Spinoff.

         114. "LIEN" means any lien, lease, right of first refusal, servitude, claim, pledge, option, charge, hypothecation, easement, security interest, right-of-way, encroachment, mortgage, deed of trust or any other encumbrance, restriction or limitation whatsoever.

         115. "MASTER OPERATING AGREEMENT" means that certain Master Operating Agreement, dated as of September 1, 1997, as amended from time to time, by and between Solutia and Monsanto (as assignee of Pharmacia).

         116. "MONSANTO" means Monsanto Company, a Delaware corporation, and its Affiliates.

         117. "MONSANTO CLAIM" means any and all Claims of Monsanto, including all Claims of Monsanto on account of Solutia's breach of the Distribution Agreement.

         118. "MONSANTO CONTRIBUTION" means, among other things, (a) the Monsanto Tort Management, (b) Monsanto's settlement of adversary proceedings (including the Settled Adversary Proceedings), contested matters, disputes and the Monsanto Claim, (c) Monsanto's management, litigation and settlement of various Legacy Claims, including Legacy Tort Claims, from the Petition Date through the Effective Date, (d) Monsanto's agreement to take financial responsibility, as between itself and Reorganized Solutia only, for the Legacy Site Claims and Environmental Liability for the Shared

Sites, subject to the sharing mechanism set forth in the Monsanto Settlement Agreement, and (e) Monsanto's agreement to (i) pay certain liabilities, including certain environmental liabilities as set forth in Section V.B herein and in the Monsanto Settlement Agreement, (ii) forever release the Debtors from any and all indemnity obligations owed to Monsanto arising under the Distribution Agreement and/or any other agreement (other than as set forth in the Monsanto Settlement Agreement and the Commercial and Operating Agreements), including any amendments to the Distribution Agreement, related to the Legacy Claims or otherwise, (iii) enter into the Monsanto Settlement Agreement and amend the Master Operating Agreement, (iv) waive any right to file surrogate Claims pursuant to Bankruptcy Rule 3005, (v) grant certain indemnities to the Reorganized Debtors pursuant to the terms of the Monsanto Settlement Agreement, and (vi) enter into the Chocolate Bayou Settlement.

         119. "MONSANTO/PHARMACIA INJUNCTION" means the injunction in favor of Monsanto and Pharmacia as set forth in Section X.A.2 hereof.

         120. "MONSANTO'S PROFESSIONALS" means Willkie Farr & Gallagher LLP, Bryan Cave LLP, Boies, Schiller & Flexner LLP, Greenhill & Co., LLC, Kramer Capital Partners, Perella Weinberg Partners LP, Groom Law Group, ARCADIS, FTI Consulting, Dickstein Shapiro Morin & Oshinky LLP and Sonnenschein Nath & Rosenthal LLP, Environ, William Holder, The Weinberg Group, Inc., Navigant and BDO Seidman, LLP.

         121. "MONSANTO SETTLEMENT AGREEMENT" means that certain Settlement Agreement, dated October 15, 2007, between and among Reorganized Solutia, Monsanto and Funding Co, annexed hereto as Exhibit A.

         122. "MONSANTO TORT MANAGEMENT" means Monsanto's agreement to take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Legacy Tort Claims and to indemnify Reorganized Solutia for the Legacy Tort Claims, pursuant to the terms of the Monsanto Settlement Agreement.

         123. "NATIONAL SECURITIES EXCHANGE" means any exchange registered pursuant to Section 6(a) of the Exchange Act.

         124. "NEW BY-LAWS" means the form of the by-laws of each of the Reorganized Debtors, which form is annexed hereto as Exhibit D.

         125. "NEW CERTIFICATE OF INCORPORATION" means, the form of the certificates of incorporation of each of the Reorganized Debtors, which form is annexed hereto as Exhibit E.

         126. "NEW COMMON STOCK" means the shares of common stock, par value $.01 per share, of Reorganized Solutia, authorized pursuant to the New Certificate of Incorporation of Reorganized Solutia.

         127. "NOMINEE" means any broker, dealer, commercial bank, trust company, savings and loan financial institution or other nominee in whose name securities were registered or held of record on behalf of a beneficial Holder.

         128. "NON-DEBTOR INTERCOMPANY CLAIM" means any Claim owed by a Debtor to a non-Debtor Affiliate as of the Petition Date.

         129. "NOTEHOLDER CLAIMS" means the Claims of the Holders of the 2027 Notes and/or 2037 Notes for principal and accrued but unpaid interest as of the Petition Date.

         130. "NRD CLAIMS" means Claims filed in the Chapter 11 Cases in accordance with the Bar Date Order under Section 107(a)(4)(C) of CERCLA, 42 U.S.C. Section 9607(a)(4)(C), or other provision of law, for damages for injury to, destruction of or loss of natural resources, including the reasonable cost of assessing such damages.

         131. "NYSE" means the New York Stock Exchange.

         132. "ORDINARY COURSE PROFESSIONALS ORDER" means that certain order of the Bankruptcy Court entered on January 16, 2004, as amended from time to time, which authorized the employment and payment of Professionals by the Debtors in the ordinary course of business.

         133. "PBGC" means the Pension Benefit Guaranty Corporation.

         134. "PCBS" means polychlorinated biphenyls.

         135. "PENSION PLAN" means the Solutia Inc. Employees' Pension Plan, dated September 1, 1997, as amended and restated from time to time.

         136. "PERSON" shall have the meaning set forth in section 101(41) of the Bankruptcy Code.

         137. "PETITION DATE" means December 17, 2003, the date on which the Debtors commenced the Chapter 11 Cases.

         138. "PHARMACIA" means Pharmacia Corporation, formerly known as Monsanto Company, a Delaware corporation.

         139. "PHARMACIA CONTRIBUTION" means, pursuant to the provisions of
Article V hereof, Pharmacia's agreement to (a) subject to the indemnity agreement to be provided by the Reorganized Debtors pursuant to the Monsanto Settlement Agreement, forever release the Debtors and the Reorganized Debtors from any and all Legacy Claims, including any indemnity obligations arising under the Distribution Agreement, or otherwise, and any other claims or liabilities Pharmacia holds, has held or may in the future hold against the Debtors and the Reorganized Debtors, related to the Distribution Agreement or the Legacy Claims, and (b) waive the Pharmacia Claims in their entirety with prejudice.

         140. "PHARMACIA CLAIMS" means all Claims asserted by Pharmacia, its parent and Affiliates, including Pfizer Inc., including Legacy Claims and any Claims for indemnification, contribution or otherwise arising under or related to the Distribution Agreement or any other agreement.

         141. "PLAN DOCUMENTS" means (a) the Monsanto Settlement Agreement,
(b) the Exit Financing Facility, (c) the Exit Financing Facility Commitment Letter, (d) the New Certificate of Incorporation of each Reorganized Debtor,
(e) the New By-laws of each Reorganized Debtor, (f) the list of Executory Contracts and Unexpired Leases to be assumed, (g) the Rights Offering Procedures, (h) the Equity Purchase Procedures, (i) the Claim Transfer Procedures, (j) the Commercial and Operating Agreements, (k) the Incentive Plan, (l) the Registration Rights Agreement, (m) the Restructuring Transactions Agreement, (n) the Retiree Settlement Agreement, (o) the Warrant Agreement, (p) the Backstop Commitment Agreement and (q) any and all instruments, certificates, agreements or other documents executed, delivered, entered into or filed in connection with the Plan or any of the foregoing.

         142. "PLAN SUPPORT AGREEMENT" means the agreement annexed hereto as Exhibit K.

         143. "PLAN SUPPLEMENT" means the following forms of documents: (a) the Exit Financing Facility Commitment Letter; (b) the New Certificate of Incorporation of each Reorganized Debtor; (c) the New By-laws of each Reorganized Debtor; (d) the list of Executory Contracts and Unexpired Leases to be assumed; (e) the Incentive Plan; (f) the Restructuring Transactions Agreement; and (g) the identity and affiliations of any Person proposed to serve on the initial board of directors or be an officer of each of the Reorganized Debtors and to the extent any director or officer of Reorganized Solutia is an "insider" under the Bankruptcy Code, the nature and amount of any compensation to be paid to such director or officer; each in substantially final form or final form, as applicable, each of which will be filed with the Bankruptcy Court at least ten (10) days prior to the Confirmation Hearing.

         144. "PREPETITION INDENTURE" means that certain Indenture, dated October 1, 1997, as the same may have been subsequently modified, amended or supplemented, together with all instruments and agreements related thereto, between Solutia and the Prepetition Indenture Trustee, under which Solutia issued the 2027 Notes and the 2037 Notes.

         145. "PREPETITION INDENTURE CHARGING LIEN" means any lien of the Prepetition Indenture Trustee, arising under the Prepetition Indenture, against Distributions on account of Noteholder Claims, securing payment of the fees and expenses of the Prepetition Indenture Trustee, including fees and expenses of counsel and other professionals engaged by or on behalf of or for the benefit of the Prepetition Indenture Trustee.

         146. "PREPETITION INDENTURE TRUSTEE" means Wilmington Trust Company, or any predecessor (including JPMorgan Chase Bank) or successor thereto, as indenture trustee under the Prepetition Indenture.

         147. "PREPETITION INDENTURE TRUSTEE ADVERSARY PROCEEDING" means the adversary proceeding commenced on May 27, 2005 by JPMorgan Chase Bank against Solutia in the Bankruptcy Court, Case No. 05-01843.

         148. "PRIORITY NON-TAX CLAIM" means any Claim, other than an Administrative Expense Claim or a Priority Tax Claim, entitled to priority in right of payment under section 507(a) of the Bankruptcy Code.

         149. "PRIORITY TAX CLAIM" means any Claim of a governmental unit of the kind specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

         150. "PRO RATA" means the ratio of the amount of an Allowed Claim in a particular Class to the aggregate amount of all Allowed Claims in such Class.

         151. "PROFESSIONAL" means (a) any professional employed in the Chapter 11 Cases by an order or orders of the Bankruptcy Court issued pursuant to section 327, 328 or 1103 of the Bankruptcy Code and (b) any professional or other Entity seeking compensation and reimbursement in connection with the Chapter 11 Cases pursuant to section 503(b)(4) of the Bankruptcy Code.

         152. "PROFESSIONAL FEE CLAIMS" means all Administrative Expense Claims for the compensation of Professionals and the reimbursement of expenses incurred by such Professionals (to the extent Allowed under section 328, 330, 331, 363 or 503 of the Bankruptcy Code) through the Effective Date.

         153. "PROFESSIONAL FEE ORDER" means that certain order of the Bankruptcy Court entered on January 16, 2004, establishing procedures for interim compensation and reimbursement of expenses of Professionals.

         154. "QUARTERLY DISTRIBUTION DATE" means the last Business Day of the month following the end of each calendar quarter after the Effective Date; provided, however, that if the Effective Date is within 45 days before the end
--------  -------
of a calendar quarter, the first Quarterly Distribution Date will be the last Business Day of the month following the end of the first calendar quarter after the calendar quarter in which the Effective Date falls.

         155. "REGISTRATION RIGHTS AGREEMENT" means the agreement attached hereto as Exhibit J, whereby Reorganized Solutia will be obligated to register certain shares of New Common Stock pursuant to the terms and conditions of such agreement.

         156. "REINSTATED" or "REINSTATEMENT" means a Claim or Equity Interest unimpaired within the meaning of section 1124 of the Bankruptcy Code. Unless the Plan specifies a particular method of Reinstatement, when the Plan provides that an Allowed Claim or Allowed Equity Interest will be Reinstated, such Claim or Equity Interest will be Reinstated, at the applicable Reorganized Debtor's sole discretion, in accordance with one of the following:

                  (a) The legal, equitable and contractual rights to which such Claim or Equity Interest entitles the holder will be unaltered; or

                  (b) Notwithstanding any contractual provision or applicable law that entitles the Holder of such Claim or Equity Interest to demand or receive accelerated payment of such Claim or Interest after the occurrence of a default:

                           iii. any such default that occurred before or after
                  the Petition Date, other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code, will be cured;

                           iv. the maturity of such Claim or Equity Interest,
                  as such maturity existed before such default, will be reinstated;

                           v. the Holder of such Claim or Equity Interest will
                  be compensated for any damages incurred as a result of any reasonable reliance by such Holder on such contractual provision or such applicable law to the extent required by section 1124(c) of the Bankruptcy Code; and

                           vi. the legal, equitable or contractual rights to
                  which such Claim or Equity Interest entitles the Holder of such Claim or Equity Interest will not otherwise be altered.

         157. "REORGANIZED . . ." means, when used in reference to a particular Debtor, such Debtor on and after the Effective Date.

         158. "RESTRUCTURING TRANSACTIONS" means those mergers, consolidations, restructurings, transfers, conversions, dispositions, liquidations or dissolutions that the Debtors or Reorganized Debtors determine to be necessary or appropriate to effect a restructuring of a Debtor's business or a restructuring of the overall corporate structure of the Reorganized Debtors, all of which shall be effected by the Restructuring Transactions Agreement.

         159. "RESTRUCTURING TRANSACTIONS AGREEMENT" means the agreement or agreements that govern the Restructuring Transactions, annexed hereto as Exhibit M.

         160. "RETAINED SITES" means the "Retained Sites" as defined and set forth in the Monsanto Settlement Agreement.

         161. "RETIREES" has the meaning set forth in the preamble to the Retiree Settlement Agreement.

         162. "RETIREE APPROVAL ORDER" means that certain order of the Bankruptcy Court approving the Retiree Settlement Agreement.

         163. "RETIREE BENEFITS" means the benefits provided to the Retirees as set forth in the Retiree Settlement Agreement.

         164. "RETIREE CLAIM" means an Allowed non-priority, Unsecured Claim on account of certain consensual benefit reductions included in the Retiree Settlement Agreement, in the aggregate amount of $35 million, the Distribution received on account of which, in accordance with the terms of the Retiree Settlement Agreement and the Plan will be held in trust (or sold) for the benefit of Retirees in accordance with the terms of the Retiree Settlement Agreement.

         165. "RETIREES' COMMITTEE" means the official committee of retirees of the Debtors appointed by the United States Trustee in the Chapter 11 Cases pursuant to section 1114 of the Bankruptcy Code.

         166. "RETIREE SETTLEMENT AGREEMENT" means that certain agreement, as amended, between the Debtors and the Retirees' Committee, effective as of the Effective Date, in substantially the form of Exhibit B.

         167. "RETIREE TRUST" has the meaning set forth in the Retiree Settlement Agreement.

         168. "RIGHTS" means the rights to subscribe for and to acquire on the Effective Date an aggregate of 31.4% of the New Common Stock, in exchange for $250 million in Cash, in accordance with the terms and conditions of the Rights Offering as set forth in the Rights Offering Procedures and the Backstop Commitment Agreement.

         169. "RIGHTS OFFERING" means the offering of the Rights by the Debtors to Eligible Holders and members of the Backstop Group.

         170. "RIGHTS OFFERING PROCEDURES" means those certain Rights Offering Procedures, setting forth the terms and conditions of the Rights Offering, in substantially the form annexed hereto as Exhibit H.

         171. "RIGHTS SUBSCRIPTION EXERCISE FORM" means that certain form distributed to each Eligible Holder, which form such Eligible Holder may use to exercise Rights.

         172. "SAUGET ADMINISTRATIVE ORDERS" means the Administrative Orders, relating to the Sauget, Illinois Area 1 and Area 2 sites, V-W-99-C-554, effective January 21, 1999; V-W-99-554, issued May 31, 2000; V-W-01-C-622, effective November 24, 2000; and V-W-C-716, issued September 30, 2002.

         173. "SCHEDULES" means the schedules of assets and liabilities and the statements of financial affairs filed by the Debtors with the Bankruptcy Court, as required by section 521 of the Bankruptcy Code and the Official Bankruptcy Forms, as the same may have been or may be amended, modified or supplemented.

         174. "SECURED CLAIM" means a Claim, other than a Senior Secured Note Claim or DIP Claim, that is secured by a lien on property in which an Estate has an interest or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Holder's interest in the applicable Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to section 506(a) of the Bankruptcy Code and, if applicable, section 1129(b) of the Bankruptcy Code.

         175. "SECURITIES ACT" means the Securities Act of 1933, 15 U.S.C. Sections 77a-77aa, as now in effect or hereafter amended.

         176. "SECURITY CLAIMS" means any Claim (a) arising from rescission of a purchase or sale of a security of any of the Debtors, (b) for damages arising from the purchase or sale of such security, (c) for reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of such Claim, or (d) otherwise subject to subordination under section 510(b) of the Bankruptcy Code.

         177. "SENIOR SECURED NOTES" means those certain 11.25% Senior Secured Notes, due on July 15, 2009, issued pursuant to the Senior Secured Notes Indenture.

         178. "SENIOR SECURED NOTE CLAIMS" means any and all Allowed Claims of the Holders of the Senior Secured Notes arising under the Senior Secured Notes Indenture, which claim amount will be determined by the Bankruptcy Court (whether secured or unsecured).

         179. "SENIOR SECURED NOTES INDENTURE" means that certain Indenture, dated July 9, 2002, between Solutia and The Bank of New York, as successor indenture trustee, as amended from time to time.

         180. "SENIOR SECURED NOTES TRUSTEE" means The Bank of New York, or any predecessor or successor thereto, as indenture trustee under the Senior Secured Notes Indenture.

         181. "SEPARATION AGREEMENT" means that certain agreement, dated as of September 1, 2000, as amended, by and between Pharmacia and Monsanto.

         182. "SETTLED ADVERSARY PROCEEDINGS" means the following adversary proceedings commenced in the Bankruptcy Court: Solutia Inc. v. Pharmacia Corp., Case No. 03-93700 (PCB), filed December 17, 2003; Solutia Inc. v. Pharmacia Corp., Case. No. 04-2969 (PCB), filed April 20, 2004; Official Committee of Retirees v. Solutia Inc., Case No. 04-3057 (PCB), filed May 7, 2004; and Solutia Inc. v. Monsanto Company and Pharmacia Corp., Case No. No. 05-03353 (PCB), filed on December 17, 2005.

         183. "SHARED SITES" means the "Shared Sites" as defined and set forth in the Monsanto Settlement Agreement.

         184. "SIP PLAN" means the Solutia Inc. Savings and Investment Plan, dated September 1, 1997, as amended and restated from time to time.

         185. "SOLUTIA TORT CLAIMS" means all Tort Claims other than Legacy Tort Claims.

         186. "SPINOFF" means the transaction contemplated by the Distribution Agreement, whereby Pharmacia spun-off its Chemicals Assets and Chemicals Liabilities to Solutia.

         187. "SPINOFF INDEMNITY CLAIM" means any Claim or claim against any of the Debtors, the Subsidiaries or Solutia's Affiliates, as appropriate, for indemnification or contribution held by Monsanto or Pharmacia, including the Monsanto Claims and the Pharmacia Claims, that arise from or relate to the Spinoff or the Distribution Agreement.

         188. "STIPULATION OF AMOUNT AND NATURE OF CLAIM" means a stipulation or other agreement between a Debtor or Reorganized Debtor, subject to Section VIII.B hereof, or the claims monitor, and a Holder of a Claim approved by the Bankruptcy Court or an agreed order of the Bankruptcy Court, establishing the allowed amount and nature of a Claim.

         189. "STOCK POOL" means 46.6% of the New Common Stock to be Distributed to the Holders of Allowed Noteholder Claims and Allowed General Unsecured Claims, which pool may be decreased or increased from time to time as set forth in Section VII.M hereof.

         190. "SUBSIDIARY" or "SUBSIDIARIES" means the direct and indirect subsidiaries of Solutia.

         191. "TOLBERT SETTLEMENT AGREEMENT" means that certain settlement agreement, dated September 9, 2003, resolving the lawsuit captioned Tolbert v. Monsanto Company, Civil Action No. 01-C-1407-S.

         192. "TORT CLAIMS" means all Claims, whether currently asserted or asserted in the future, whether known or unknown, arising under tort law for personal injury or property damage arising from exposure to chemicals or other substances regardless of whether: (a) any of the Debtors is, was or will be named as a defendant in any action commenced by or on behalf of the holder of such Tort Claim; (b) such holder has filed a proof of claim in the Chapter 11 Case; or (c) the alleged exposure occurred before or after the Spinoff.

         193. "TREASURY REGULATIONS" means regulations (including temporary and proposed regulations) promulgated under the Internal Revenue Code, as amended from time to time, by the United States Treasury Department.

         194. "UNDELIVERABLE DISTRIBUTION" means a Distribution of New Common Stock, Warrants or Cash that is returned to the Reorganized Debtors as undeliverable or is otherwise unclaimed for one year after the date such Distribution was made.

         195. "UNIFORM COMMERCIAL CODE" means the uniform code of laws governing various commercial transactions, including the sale of goods, banking transactions, secured transactions in personal property and other matters, as applicable in the relevant state(s).

         196. "UNIMPAIRED" means, with respect to a Claim (or Class of Claims), a Claim (or Class of Claims) that is unimpaired within the meaning of section 1124 of the Bankruptcy Code.

         197. "UNIMPAIRED CLAIM" means a Claim classified in an Unimpaired
Class.

         198. "UNIMPAIRED CLASS" means each of Classes 1, 2, 4, 6, 7, 8, 9 and 10 as set forth in Article III of the Plan.

         199. "UNITED STATES OF AMERICA" means the United States of America and all of its agencies, subdivisions and instrumentalities.

         200. "UNSECURED CLAIM" means any Claim that is neither secured nor entitled to priority under the Bankruptcy Code or any order of the Court, including any Claim arising from the rejection of an Executory Contract or Unexpired Lease under section 365 of the Bankruptcy Code.

         201. "VOTING AGENT" means Financial Balloting Group LLC, 757 Third Avenue, 3rd Floor, New York, New York 10017.

         202. "VOTING DEADLINE" means the date set by the Bankruptcy Court by which all Ballots for acceptance or rejection of the Plan must be received by the Voting Agent.

         203. "VOTING RECORD DATE" means the record date set by the Bankruptcy Court, pursuant to Bankruptcy Rule 3017(d), for determining which creditors and equity security holders are entitled to receive solicitation materials and, when applicable, to vote on the Plan.

         204. "WARRANTS" means the warrants to be issued on the Effective Date pursuant to the terms of the Warrant Agreement to purchase up to 7.5% of the New Common Stock at a strike price of $29.70.

         205. "WARRANT AGREEMENT" means that certain warrant agreement, dated as of the Effective Date, governing the Warrants to be issued by Reorganized Solutia, in substantially the form annexed hereto as Exhibit N.

B.       RULES OF INTERPRETATION AND COMPUTATION OF TIME

         1.       RULES OF INTERPRETATION

                  For purposes of the Plan, unless otherwise provided herein:
(a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, will include both the singular and the plural; (b) unless otherwise provided in the Plan, any reference in the Plan to a contract, instrument, release or other agreement or document being in a particular form or on particular terms and conditions means that such document will be substantially in such form or substantially on such terms and conditions; (c) any reference in the Plan to an existing document or exhibit filed or to be filed means such document or exhibit, as it may have been or may be amended, modified or supplemented pursuant to the Plan or Confirmation Order; (d) any reference to an Entity as a Holder of a Claim or Equity Interest includes that Entity's successors, assigns and, where applicable, Affiliates; (e) all references in the Plan to sections, articles and exhibits are references to sections, articles and exhibits of or to the Plan; (f) the words "herein," "hereunder" and "hereto" refer to the Plan in its entirety rather than to a particular portion of the Plan; (g) captions and headings to articles and sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan; (h) subject to the provisions of any contract, certificates of incorporation, by-laws, similar constituent documents, instrument, release or other agreement or document entered into or delivered in connection with the Plan, the rights and obligations arising under the Plan will be governed by, and construed and enforced in accordance with, federal law, including the Bankruptcy Code and the Bankruptcy Rules; and (i) the rules of construction set forth in section 102 of the Bankruptcy Code will apply.

         2.       COMPUTATION OF TIME

                  In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) will apply.

                                  ARTICLE II

                    CLASSES OF CLAIMS AND EQUITY INTERESTS

         All Claims and Equity Interests, except Administrative Expense Claims and Priority Tax Claims, are placed in the Classes described below for all purposes, including voting and Distribution pursuant to the Plan. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims and Priority Tax Claims, as described in Section III.A hereof, have not been classified and, thus, are excluded from the Classes described below. A Claim or Equity Interest is classified in a particular Class only to the extent that the Claim or Equity Interest qualifies within the description of that Class and is classified in other Classes to the extent that any remainder of the Claim or Equity Interest qualifies within the description of such other Classes.

       CLASS          DESIGNATION                                IMPAIRMENT             ENTITLED TO VOTE
       Class 1        Priority Non-Tax Claims                    Unimpaired          No (deemed to accept)

       Class 2        Secured Claims                             Unimpaired          No (deemed to accept)

       Class 3        Senior Secured Note Claims                  Impaired                    Yes

       Class 4        Convenience Claims                         Unimpaired          No (deemed to accept)

       Class 5        CPFilms Claims                              Impaired                    Yes

       Class 6        NRD Claims                                 Unimpaired          No (deemed to accept)

       Class 7        Insured Claims                             Unimpaired          No (deemed to accept)

       Class 8        Tort Claims                                Unimpaired          No (deemed to accept)

       Class 9        Legacy Site Claims                         Unimpaired          No (deemed to accept)

       Class 10       Equity Interests in all Debtors            Unimpaired          No (deemed to accept)
                      other than Solutia

       Class 11       Monsanto Claim                              Impaired                    Yes

       Class 12       Noteholder Claims                           Impaired                    Yes

       Class 13       General Unsecured Claims                    Impaired                    Yes

       Class 14       Retiree Claim                               Impaired                    Yes

       Class 15       Pharmacia Claims                            Impaired                    Yes

       Class 16       Non-Debtor Intercompany Claims              Impaired           No (deemed to accept)

       Class 17       Debtor Intercompany Claims                  Impaired           No (deemed to accept)

       Class 18       Axio Claims                                 Impaired           No (deemed to reject)

       Class 19       Security Claims                             Impaired                    Yes

       Class 20       Equity Interests in Solutia                 Impaired                    Yes

                                 ARTICLE III

                   TREATMENT OF CLAIMS AND EQUITY INTERESTS

A. UNCLASSIFIED CLAIMS

         1. PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS

                  A. ADMINISTRATIVE EXPENSE CLAIMS IN GENERAL

                           Except as specified in this Section III.A or in
Sections V.B.6, V.B.7 or V.B.13 hereof, and subject to the Administrative Expense Claim Bar Date provisions herein, unless otherwise agreed to by the Holder of an Administrative Expense Claim and the applicable Debtor or Reorganized Debtor, each Holder of an Allowed Administrative Expense Claim will receive, in full satisfaction of its Administrative Expense Claim, Cash equal to the amount of such Allowed Administrative Expense Claim either (i) on the Effective Date or as soon thereafter as reasonably practicable or (ii) if the Administrative Expense Claim is not Allowed as of the Effective Date, 30 days after the date on which an order allowing such Administrative Expense Claim becomes a Final Order.

                  B. ORDINARY COURSE LIABILITIES

                           Allowed Administrative Expense Claims based on
liabilities incurred by a Debtor in the ordinary course of its business will be paid by the applicable Reorganized Debtor pursuant to the terms and conditions of the particular transaction giving rise to such Allowed Administrative Expense Claims, without any further action by the Holders of such Allowed Administrative Expense Claims.

                  C. DIP CLAIMS

                           On the Effective Date, or as soon thereafter as
reasonably practicable, unless otherwise agreed to by the DIP Lenders pursuant to the DIP Credit Facility, Allowed DIP Claims will be paid in Cash in amounts equal to the amount of such Allowed DIP Claims.

                  D. BAR DATES FOR ADMINISTRATIVE EXPENSE CLAIMS

                           I. GENERAL ADMINISTRATIVE EXPENSE CLAIM BAR DATE
PROVISIONS

                                    Except as otherwise provided in this
Section III.A or in Sections V.B.6, V.B.7 or V.B.13 hereof, unless a request for the payment of an Administrative Expense Claim previously was filed with the Bankruptcy Court, requests for payment of an Administrative Expense Claim must be filed with the Bankruptcy Court and served on the Reorganized Debtors, pursuant to the procedures specified in the Confirmation Order and the notice of entry of the Confirmation Order, no later than 45 days after the Effective Date. Any Holder of an Administrative Expense Claim that is required to file and serve a request for payment of such Administrative Expense Claim and that does not file and serve such a request within the time established by this
Section III.A of the Plan will be forever barred from asserting such Administrative Expense Claim against the Debtors, the Reorganized Debtors or their respective property and such Administrative Expense Claim will be deemed discharged as of the Effective Date. Objections to such requests for payment of an Administrative Expense Claim must be filed with the Bankruptcy Court and served on the Debtors or the Reorganized Debtors, as applicable, and the requesting party by the later of (A) 120 days after the Effective Date or (B) 60 days after the filing of the applicable request for payment of the Administrative Expense Claims with the Bankruptcy Court.

                  II.      BAR DATES FOR CERTAIN ADMINISTRATIVE EXPENSE CLAIMS

                                    A. PROFESSIONAL COMPENSATION

                                             (I) FINAL FEE APPLICATIONS. All
final requests for payment of Professional Fee Claims must be filed with the Bankruptcy Court and served on Reorganized Solutia no later than 45 days after the Effective Date. After notice and a hearing in accordance with the procedures established by the Bankruptcy Code and prior orders of the Bankruptcy Court in the Chapter 11 Cases, the allowed amounts of such Professional Fee Claims shall be determined by the Bankruptcy Court.

                                             (II) PAYMENT OF INTERIM AMOUNTS.
Subject to the Holdback Amount, on the Effective Date, the Debtors or Reorganized Debtors shall pay all amounts owing to Professionals for all outstanding amounts payable relating to prior periods through the Effective Date. To receive payment on the Effective Date for unbilled fees and expenses incurred through such date, the Professionals shall reasonably estimate fees and expenses due for periods that will not have been billed as of the Effective Date and shall deliver such estimate to the Debtors and the United States Trustee prior to the Effective Date. The Debtors or Reorganized Debtors, as applicable, shall pay the Professionals' reasonably estimated amount of such fees and expenses as soon as reasonably practicable after receiving the estimate, but in no event prior to the Effective Date. Within forty-five (45) days after the Effective Date, a Professional receiving payment for the estimated period shall submit a detailed invoice covering such period in the manner and providing the detail as set forth in the Professional Fee Order. If the estimated payment received by any Professional exceeds the actual fees and expenses for such period, as ultimately approved by the Bankruptcy Court in connection with the relevant final fee application, such excess amount will be credited against the Holdback Amount for such Professional or, if the award of the Holdback Amount for such matter is insufficient, disgorged by such Professional within 45 days after the issuance of the Order approving the relevant final fee application. If the estimated payment received by any Professional is lower than the actual fees and expenses for such period as ultimately approved by the Bankruptcy Court in connection with the relevant final fee application, the difference between the amount approved and the estimated payment shall promptly be paid to such Professional.

                                             (III) HOLDBACK AMOUNT. On the
Effective Date, the Debtors or the Reorganized Debtors shall fund the Holdback Escrow Account with Cash equal to the aggregate Holdback Amount for all Professionals. The Reorganized Debtors shall maintain the Holdback Escrow Account in trust for the Professionals with respect to whom fees have been held back pursuant to the Professional Fee Order. Such funds shall not be considered property of the Debtors, or the Reorganized Debtors. The remaining Holdback Amount owing to each Professional shall be paid to such Professional by Reorganized Solutia from the Holdback Escrow Account when such Professional's Professional Fee Claim is finally allowed by the Bankruptcy Court. When all Professional Fee Claims have been paid in full, amounts remaining in the Holdback Escrow Account, if any, shall be paid to the Reorganized Debtors.

                                    B. ORDINARY COURSE LIABILITIES

                                             Notwithstanding the provisions of
Section III.A.1.d.i hereof, Holders of Administrative Expense Claims based on liabilities incurred by a Debtor in the ordinary course of its business will not be required to file or serve any request for payment of such Administrative Expense Claims. Such Administrative Expense Claims will be satisfied pursuant to Section III.A.1.a hereof.

         2. PAYMENT OF PRIORITY TAX CLAIMS

                  Pursuant to section 1129(a)(9)(C) of the Bankruptcy Code, unless otherwise agreed to by the Holder of a Priority Tax Claim and the applicable Debtor or Reorganized Debtor, each Holder of an Allowed Priority Tax Claim will receive, in full satisfaction of its Priority Tax Claim, deferred Cash payments totaling 100% of the principal amount of such Allowed Priority Tax Claim, plus interest as provided herein, over a period not exceeding 6 years from the date of assessment of such Priority Tax Claim. Payments will be made in equal annual installments of principal, plus simple interest accruing from the Effective Date at the interest rate equal to the applicable federal rate as determined in accordance with Section 1274(d) of the Internal Revenue Code. Unless otherwise agreed to by the Holder of a Priority Tax Claim and the applicable Debtor or Reorganized Debtor, the first payment on account of such Priority Tax Claim will be payable 1 year after the Effective Date or, if the Priority Tax Claim is not allowed within 1 year after the Effective Date, the first Quarterly Distribution Date after the date on which an order allowing such Priority Tax Claim becomes a Final Order; provided, however, that the Reorganized Debtors will have the right to pay any
--------  -------
Allowed Priority Tax Claim, or any remaining balance of such Priority Tax Claim, in full at any time on or after the Effective Date, without premium or penalty.

B. CLASSES OF CLAIMS

         1. PRIORITY NON-TAX CLAIMS (CLASS 1)

                  A. TREATMENT:

                           On the later of (i) the Effective Date or as soon
thereafter as reasonably practicable, (ii) the date on which a Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as reasonably practicable or (iii) such other date as may be ordered by the Bankruptcy Court, each Holder of an Allowed Priority Non-Tax Claim will receive payment in full in Cash of such Allowed Priority Non-Tax Claim.

                  B. VOTING:

                           Class 1 is Unimpaired by the Plan. Pursuant to
section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Priority Non-Tax Claim in Class 1 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

         2. SECURED CLAIMS (CLASS 2)

                  A. TREATMENT:

                           On the later of (i) the Effective Date or as soon
thereafter as reasonably practicable, (ii) the date on which a Secured Claim becomes an Allowed Secured Claim, or as soon thereafter as reasonably practicable or (iii) such other date as may be ordered by the Bankruptcy Court, each Allowed Secured Claim shall be, at the election of the applicable Debtor (A) Reinstated, (B) paid in full, in Cash, in full satisfaction, settlement, release and discharge of such Allowed Secured Claim, together with accrued post-Petition Date interest to the extent allowable under section 506 of the Bankruptcy Code, (C) satisfied by the Debtors' surrender of the collateral securing such Allowed Secured Claim, (D) offset against, and to the extent of, the Debtors' claims against the Holder of such Allowed Secured Claim or (E) otherwise rendered Unimpaired, except to the extent that the Debtors and a Holder of an Allowed Secured Claim may agree to a different treatment. Each Secured Claim shall be deemed to be in a separate sub-class of Class 2 for all purposes hereunder.

                  B. VOTING:

                           Class 2 and each sub-class thereof is Unimpaired by
the Plan. Pursuant to section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Secured Claim in Class 2 and each sub-class thereof is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

         3. SENIOR SECURED NOTE CLAIMS (CLASS 3)

                  A. TREATMENT:

                           On the Effective Date or on the date that the
Allowed amount of the Senior Secured Notes Claims is determined pursuant to a Final Order, whichever is later, Reorganized Solutia shall (i) pay the Allowed secured amount of the Senior Secured Note Claims in Cash in full and (ii) at Solutia's option, on account of the Allowed unsecured amount of the Senior Secured Note Claims, if any, either (A) pay the Allowed Unsecured Claim in Cash in full or (B) distribute New Common Stock on a Pro Rata basis, inclusive of the General Unsecured Claims and the Noteholder Claims, to the Holders of such unsecured Claims. To the extent that a Pro Rata distribution of New Common Stock to the Senior Secured Noteholders on account of the Allowed unsecured amount of the Senior Secured Note Claims results in a deficiency, the deficiency will be paid by Solutia in Cash in full.

                  B. VOTING:

                           Class 3 is Impaired by the Plan. Pursuant to
section 1126(a) of the Bankruptcy Code, each Holder of an Allowed Senior Secured Note Claim in Class 3 is entitled to vote to accept or reject the Plan.

         4. CONVENIENCE CLAIMS (CLASS 4)

                  A. TREATMENT:

                           On the later of (i) the Effective Date or as soon
thereafter as reasonably practicable, or (ii) such other date as may be ordered by the Bankruptcy Court, each Holder of an Allowed Convenience Claim will receive Cash equal to the amount of such Claim (as reduced if applicable, pursuant to an election by the Holder thereof).

                  B. VOTING:

                           Class 4 is Unimpaired by the Plan. Pursuant to
section 1126(f) of the Bankruptcy Code, each Holder of a Convenience Claim in Class 4 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

         5. CPFILMS CLAIMS (CLASS 5)

                  A. TREATMENT:

                           On the Effective Date, or as soon thereafter as
reasonably practicable, each Holder of an Allowed CPFilms Claim shall receive Cash in the amount of such Holder's Allowed CPFilms Claim plus simple interest at a rate of 8% per annum, which interest shall accrue from the Petition Date through the Effective Date.

                  B. VOTING:

                           Class 5 is Impaired by the Plan. Pursuant to
section 1126(a) of the Bankruptcy Code, each Holder of an Allowed CPFilms Claim in Class 5 is entitled to vote to accept or reject the Plan.

         6. NRD CLAIMS (CLASS 6)

                  A. TREATMENT:

                           On the Effective Date, the NRD Claims shall be
Reinstated. After the Effective Date, the NRD Claims shall be liquidated and paid pursuant to applicable law and in the ordinary course of business. Payment of the NRD Claims will be allocated between Reorganized Solutia and Monsanto pursuant to the terms of the Monsanto Settlement Agreement, provided,
                                                                     --------
however, that such allocations are solely as between Solutia and Monsanto and
-------
nothing in the Monsanto Settlement Agreement shall impair or adversely affect the NRD Claims.

                  B. VOTING:

                           Class 6 is Unimpaired by the Plan. Pursuant to
section 1126(f) of the Bankruptcy Code, each Holder of an Allowed NRD Claim in Class 6 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

         7. INSURED CLAIMS (CLASS 7)

                  A. TREATMENT:

                           Each Holder of an Allowed Insured Claim shall be
entitled to receive the proceeds of any insurance policies available to cover such Insured Claim. In the event that insurance coverage proceeds are insufficient to completely satisfy any Allowed Claim that is partially an Insured Claim, the Holder of such Insured Claim shall be entitled to an Allowed General Unsecured Claim (or Claim in such other Class as may be applicable) in an amount equal to the difference between the Allowed amount of the relevant Claim and the amount of insurance coverage proceeds available to pay such Claim.

                  B. VOTING:

                           Class 7 is Unimpaired by the Plan. Pursuant to
section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Insured Claim in Class 7 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

         8. TORT CLAIMS (CLASS 8)

                  A. TREATMENT:

                           The Tort Claims shall be unaffected by the Chapter
11 Cases, this Plan or the Plan Documents. After the Effective Date, the Tort Claims shall be resolved pursuant to applicable law and in the ordinary course of business. Payment of the Tort Claims, in accordance with the Monsanto Tort Management, will be allocated between Reorganized Solutia and Monsanto pursuant to the terms of the Monsanto Settlement Agreement, provided, however,
                                                            --------  -------
that such allocations are solely as between Solutia and Monsanto and nothing in the Monsanto Settlement Agreement shall impair or adversely affect the Tort Claims. For the sake of clarity, pursuant to the Monsanto Settlement Agreement, Monsanto shall take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Legacy Tort Claims, including all costs related to the defense, mediation, arbitration, settlement, and any judgment with respect to the Legacy Tort Claims and Reorganized Solutia shall be financially responsible for the Solutia Tort Claims, if any.

                  B. VOTING:

                           Class 8 is Unimpaired by the Plan. Pursuant to
section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Tort Claim in Class 8 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

         9. LEGACY SITE CLAIMS (CLASS 9)

                  A. TREATMENT:

                           On the Effective Date, in accordance with the
Monsanto Settlement Agreement, Monsanto shall take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Legacy Site Claims. Reorganized Solutia shall use all reasonable efforts to enforce against Monsanto the provisions of the Monsanto Settlement Agreement and other Plan documents pertaining to the Legacy Sites. Notwithstanding any other provision of the Plan, Monsanto Settlement Agreement, Confirmation Order, or other Plan Documents, including but not limited to Article X of the Plan, any governmental unit holding Claims related to Environmental Liabilities with respect to Legacy Sites may apply to any court of competent jurisdiction for an order to require Solutia to enforce against Monsanto the provisions of the Monsanto Settlement Agreement pertaining the Legacy Site Claims subject to all applicable defenses, counterclaims, offsets and other rights of Monsanto; provided, however, that
                                                     --------  -------
Reorganized Solutia's financial situation or ability to pay shall not be a defense to any such action.

                  B. VOTING:

                           Class 9 is Unimpaired by the Plan. Pursuant to
section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Legacy Site Claim in Class 9 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

         10. EQUITY INTERESTS IN ALL DEBTORS OTHER THAN SOLUTIA (CLASS 10)

                  A. TREATMENT:

                           To preserve the Debtors' corporate structure,
Equity Interests in all Debtors other than Solutia shall, subject to the Restructuring Transactions Agreement, be Reinstated as Equity Interests in the respective Reorganized Debtors as of the Effective Date.

                  B. VOTING:

                           Class 10 is Unimpaired by the Plan. Pursuant to
section 1126(f) of the Bankruptcy Code, Holders of Equity Interests in all Debtors other than Solutia are conclusively presumed to have accepted the Plan and are not entitled to vote to accept or reject the Plan.

         11. MONSANTO CLAIM (CLASS 11)

                  A. TREATMENT:

                           On the Effective Date, Monsanto shall receive $175
million in Cash from the Debtors; provided, however, that if the Cash proceeds
                                  --------  -------
received by the Debtors from the Equity Purchase are less than $175 million, then Monsanto shall receive, from the Debtors, on the Effective Date: (i) an amount of Cash equal to the aggregate amount of Cash proceeds received by the Debtors from the Equity Purchase; and (ii) a number of shares of New Common Stock equal to the difference between (A) 17% of New Common Stock and (B) the number of shares of New Common Stock issued to Holders of Equity Interests in Solutia in connection with the Equity Purchase. In addition, Monsanto shall have an Allowed Administrative Claim for all documented out of pocket Environmental Liabilities spent by Monsanto related to the Retained Sites, and to the Shared Sites in excess of $50 million during the Chapter 11 Cases.

                  B. VOTING:

                           Class 11 is Impaired by the Plan. Pursuant to
section 1126(a) of the Bankruptcy Code, the Holder of the Monsanto Claim in Class 11 is entitled to vote to accept or reject the Plan.

         12. NOTEHOLDER CLAIMS (CLASS 12)

                  A. TREATMENT:

                           On the Effective Date, and, subsequently, after
Disputed General Unsecured Claims are resolved, in accordance with Section VII.E.1 hereof, each Holder of an Allowed Noteholder Claim shall receive its Pro Rata share, inclusive of the General Unsecured Claims and the Allowed unsecured amount of the Senior Secured Note Claims, if any, of the Stock Pool. In addition, on the Effective Date, each Holder of an Allowed Noteholder Claim shall receive its Pro Rata share of 2% of the New Common Stock. Each Holder of a Noteholder Claim that is an Eligible Holder also shall be deemed entitled to participate in the Rights Offering pursuant to the terms of the Rights Offering Procedures. Any Distribution to Holders of Allowed Noteholder Claims shall, however, be reduced, after transmission to the Prepetition Indenture Trustee, on account of the Prepetition Indenture Charging Lien, because, and to the extent that the fees and expenses of the Prepetition Indenture Trustee will not be paid in full by the Debtors (as set forth in Section V.B.13 hereof), provided, however, that any such reduction by reason of the
         --------  -------
Prepetition Indenture Charging Lien shall not be reflected in determining the Pro Rata shares of the Stock Pool designated for Allowed General Unsecured Claims and Allowed Noteholder Claims.

                  B. VOTING:

                           Class 12 is Impaired by the Plan. Pursuant to
section 1126(a) of the Bankruptcy Code, Holders of Noteholder Claims in Class 12 are entitled to vote to accept or reject the Plan.

         13. GENERAL UNSECURED CLAIMS (CLASS 13)

                  A. TREATMENT:

                           On the Effective Date and, subsequently, after
Disputed General Unsecured Claims are resolved, each Holder of an Allowed General Unsecured Claim shall receive its Pro Rata share, inclusive of the Noteholder Claims and the Allowed unsecured amount of the Senior Secured Note Claims, if any, of the Stock Pool. In addition, each Holder of an Allowed General Unsecured Claim that is an Eligible Holder shall be entitled to participate in the Rights Offering pursuant to the terms of the Rights Offering Procedures. Furthermore, each Holder of a General Unsecured Claim that is an Eligible Claim Transfer Holder shall be entitled to elect the Claim Transfer Option pursuant to the terms of the Claim Transfer Procedures.

                  B. VOTING:

                           Class 13 is Impaired by the Plan. Pursuant to
section 1126(a) of the Bankruptcy Code, Holders of General Unsecured Claims in Class 13 are entitled to vote to accept or reject the Plan.

         14. RETIREE CLAIM (CLASS 14)

                  A. TREATMENT:

                           Subject to the terms of the Retiree Settlement
Agreement, on the Effective Date Reorganized Solutia shall contribute the number of shares of New Common Stock required to be contributed to a trust established for the benefit of the Retirees pursuant to and in accordance with the terms of the Retiree Settlement Agreement. In accordance with the terms of the Retiree Settlement Agreement, all Claims filed by individual Retirees on account of reductions in benefits shall be deemed to be disallowed and expunged in their entirety. Furthermore, in accordance with the Retiree Settlement Agreement and the Retiree Approval Order, the Retirees' Committee is deemed to be the Holder of the Retiree Claim.

                  B. VOTING:

                  Class 14 is Impaired by the Plan. Pursuant to section 1126(a) of the Bankruptcy Code and in accordance with the Retiree Settlement Agreement and the Retiree Approval Order, the Retirees' Committee or its duly authorized agent is entitled to vote to accept or reject the Plan.

         15. PHARMACIA CLAIMS (CLASS 15)

                  A. TREATMENT:

                           Holders of Pharmacia Claims will receive
Distributions in the form of a limited indemnity and release under the Plan on account of such Claims.

                  B. VOTING:

                           Class 15 is Impaired by the Plan. Pursuant to
section 1126(a) of the Bankruptcy Code, Holders of Pharmacia Claims in Class 15 shall be entitled to vote to accept or reject the Plan.

         16. NON-DEBTOR INTERCOMPANY CLAIMS (CLASS 16)

                  A. TREATMENT:

                           On the Effective Date or as soon thereafter as
reasonably practicable, the amount of each Allowed Non-Debtor Intercompany Claim will be reduced by 60% and the remaining 40% of each such Claim shall be Reinstated by virtue of book entries without a Distribution of Cash or other consideration on account of such Claim.

                  B. VOTING:

                           Class 16 is Impaired by the Plan. Notwithstanding
the foregoing, the Holders of Non-Debtor Intercompany Claims, by virtue of their status as non-Debtor Affiliates of Solutia, are deemed to accept the Plan.

         17. DEBTOR INTERCOMPANY CLAIMS (CLASS 17)

                  A. TREATMENT:

                           On the Effective Date or as soon thereafter as
reasonably practicable, the Debtor Intercompany Claims will be (i) eliminated or waived based on accounting entries in the Debtors' books and records and other corporate activities by the Debtors in their discretion or (ii) discharged with no Distributions thereon. There will be no Distributions on account of any of the Debtor Intercompany Claims.

                  B. VOTING:

                           Class 17 is Impaired by the Plan. Holders of Debtor
Intercompany Claims shall receive no Distributions under the Plan. Notwithstanding the foregoing, the Holders of Debtor Intercompany Claims, by virtue of their status as Debtors and their authorization to file this Plan, are deemed to accept the Plan.

         18. AXIO CLAIMS (CLASS 18)

                  A. TREATMENT:

                           Holders of Axio Claims will receive no
Distributions under the Plan on account of such Claims.

                  B. VOTING:

                           Class 18 is Impaired by the Plan. Holders of Axio
Claims shall receive no Distributions under the Plan. Therefore, each Holder of an Axio Claim in Class 18 is conclusively presumed to have rejected the Plan. Pursuant to section 1126(g) of the Bankruptcy Code, Holders of Axio Claims are not entitled to vote to accept or reject the Plan.

         19. SECURITY CLAIMS (CLASS 19)

                  A. TREATMENT:

                           Holders of Security Claims will receive their Pro
Rata share of the Distributions provided to Holders of Equity Interests in Solutia in Class 20.

                  B. VOTING:

                           Class 19 is Impaired by the Plan. Pursuant to
section 1126(a) of the Bankruptcy Code, Holders of Security Claims in Class 19 shall be entitled to vote to accept or reject the Plan.

         20. EQUITY INTERESTS IN SOLUTIA (CLASS 20)

                  A. TREATMENT:

                           On the Effective Date or as soon thereafter as
reasonably practicable, each Holder of common stock of Solutia will receive its Pro Rata share of: (i) 1% of New Common Stock, provided that such Holder
                                                   --------
owns at least 175 shares of common stock in Solutia, which would entitle the Holder to receive one whole share of New Common Stock; (ii) Warrants, provided
                                                                      --------
that such Holder owns at least 24 shares of common stock in Solutia, which would entitle the Holder to receive a Warrant; (iii) Equity Purchase Rights, provided that such Holder owns at least 11 shares of common stock in Solutia,
--------
which would entitle the Holder to receive an Equity Purchase Right to acquire one share of New Common Stock; and (iv) Claim Transfer Rights, provided that
                                                               --------
such Holder owns at least 107 shares of common stock in Solutia, which would entitle the Holder to receive a Claim Transfer Right. Holders of Equity Interests (other than Holders of common stock in Solutia) must convert their Equity Interests into common stock to participate in the Distributions provided hereunder. As of the Effective Date, all existing Equity Interests in Solutia will be cancelled pursuant to the Plan.

                  B. VOTING:

                           Class 20 is Impaired by the Plan. Pursuant to
section 1126(a) of the Bankruptcy Code, Holders of common stock of Solutia, whose ownership interest would entitle them to receive Distributions under this subsection of the Plan, shall be entitled to vote to accept or reject the Plan.

                                  ARTICLE IV

                      ACCEPTANCE OR REJECTION OF THE PLAN

A.       SPECIAL PROVISIONS GOVERNING UNIMPAIRED CLAIMS

         Except as otherwise provided in the Plan, nothing shall affect the Debtors' rights and defenses with respect to any Unimpaired Claims, including all rights with respect to legal and equitable defenses to set-offs and recoupments against such Unimpaired Claims.

B.       CLASSES ENTITLED TO VOTE

         Classes 3, 5, 11, 12, 13, 14, 15, 19 and 20 are Impaired Classes and are entitled to vote to accept or reject the Plan. By operation of law, each Unimpaired Class of Claims is deemed to have accepted the Plan and is not entitled to vote to accept or reject the Plan. Classes 1, 2, 4, 6, 7, 8, 9 and 10 are Unimpaired Classes and are deemed to have accepted the Plan. By operation of law, any Class of Claims or Equity Interests that is not entitled to receive or retain any property of the Debtors under the Plan is deemed to have rejected the Plan. Class 18 is not entitled to receive or retain any property of the Debtors, are not entitled to vote and are deemed to have rejected the Plan. Classes 16 and 17 are Impaired Classes and deemed to have accepted the Plan.

C.       CRAMDOWN

         The Debtors request Confirmation under section 1129(b) of the Bankruptcy Code with respect to any Impaired Class that does not accept the Plan pursuant to section 1126 of the Bankruptcy Code. The Debtors reserve the right, subject to the consent of Monsanto and the Creditors' Committee, which consent shall not be unreasonably withheld, to modify the Plan to the extent, if any, that Confirmation pursuant to section 1129(b) of the Bankruptcy Code requires modification.

                                  ARTICLE V

                     MEANS FOR IMPLEMENTATION OF THE PLAN

A.       GENERAL SETTLEMENT OF CLAIMS

         As discussed in detail in Article VI of the Disclosure Statement and as otherwise provided herein, pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, and in consideration for the classification, Distributions, releases and other benefits provided under the Plan, upon the Effective Date, the provisions of the Plan shall constitute a good faith compromise and settlement of all Claims and Equity Interests and controversies resolved pursuant to the Plan. Subject to Article VII, all Distributions made to Holders of Allowed Claims in any Class are intended to be and shall be final.

B.       THE GLOBAL SETTLEMENT

         As discussed in detail in Article VIII of the Disclosure Statement, as set forth in the Confirmation Order, and as otherwise provided herein, pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, and in consideration for the Monsanto Contribution, the Pharmacia Contribution, and the agreements set forth in the Plan Support Agreement, and as a result of arm's-length negotiations with the Retirees' Committee, the Creditors' Committee, the Ad Hoc Notes Committee, the Prepetition Indenture Trustee, the Ad Hoc Trade Committee and the Equity Committee, the provisions of the Plan shall constitute a good faith compromise and settlement of all Claims and controversies between the Estates and (a) Monsanto, including the Monsanto Claim and all causes of action asserted in the Equity Committee Adversary Proceeding, (b) Pharmacia, including the Pharmacia Claims and all causes of action asserted in the Equity Committee Adversary Proceeding, (c) the Retirees including all Claims to post-employment and other benefits asserted by the Retirees, (d) the Prepetition Indenture Trustee, including the Prepetition Indenture Trustee Adversary Proceeding, (e) the Ad Hoc Notes Committee, including the Prepetition Indenture Trustee Adversary Proceeding and the Equity Committee Adversary Proceeding and (f) the Equity Committee, including the Equity Committee Adversary Proceeding; provided, however, that the
                                           --------  -------
provisions of the Plan shall not settle or resolve any claims, obligations, suits, damages, demands, debts, rights, causes of action or liabilities as between Monsanto and Pharmacia under the Separation Agreement.

         1. THE DISTRIBUTION AGREEMENT

                  The Distribution Agreement and any amendments thereto shall be deemed to be a prepetition, non-executory contract. The Distribution Agreement and any amendments thereto shall not survive the Chapter 11 Cases and, except as provided herein or in the Plan Documents, any Claims, or other liabilities or obligations of the Debtors arising thereunder or related thereto shall be (a) discharged, (b) released and not survive the Chapter 11 Cases and (c) deemed to be included in the Monsanto Claim and the Pharmacia Claims. Notwithstanding any provision to the contrary herein, this Article V shall have no effect whatsoever on the rights, defenses, obligations, or claims between Monsanto and Pharmacia arising from or existing under the Separation Agreement, and Solutia's assumption of debts, liabilities, guarantees, assurances, commitments and obligations under the Distribution Agreement shall be deemed to survive the Chapter 11 Cases solely with respect to the rights, defenses, obligations or claims as between Monsanto and Pharmacia and their respective Affiliates under the Separation Agreement, and those rights, defenses, obligations or claims shall continue to exist as if the Distribution Agreement survives the Chapter 11 Cases; notwithstanding the foregoing, but subject to any rights under the Plan, the Monsanto Settlement Agreement and the Plan Documents, neither Monsanto, Pharmacia nor any other Person or Entity shall be entitled to assert any claim or Claim against any of the Debtors or

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

Reorganized Debtors or their respective property with respect to any debts, liabilities, guarantees, assurances, commitments or obligations assumed by Solutia under the Distribution Agreement.

         2. MONSANTO SETTLEMENT AGREEMENT

                  Subject to the conditions contained therein, the Monsanto Settlement Agreement will become effective and binding on the Effective Date. As an element of the Monsanto Contribution, Monsanto shall, pursuant to the Monsanto Settlement Agreement, agree to (a) as between itself and Solutia only, fund various environmental remediation projects and perform various environmental remediation activities related to the Legacy Sites and the Shared Sites, (b) take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Legacy Tort Claims, all as more fully set forth in the Monsanto Settlement Agreement, and
(c) take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Legacy Site Claims, all as more fully set forth in the Monsanto Settlement Agreement. Subject to the terms of the Monsanto Settlement Agreement, the Monsanto Settlement Agreement and the Commercial and Operating Agreements (as modified by the Chocolate Bayou Settlement) shall constitute an integrated and unitary executory contract. The funding allocations in the Monsanto Settlement Agreement are solely as between Solutia and Monsanto and do not impair or adversely affect any claim, cause of action, or right of a government agency related to Environmental Liabilities with respect to the Retained Sites or the Shared Sites.

         3. COMMERCIAL AND OPERATING AGREEMENTS

                  On the Effective Date, the Commercial and Operating Agreements (as modified by the Chocolate Bayou settlement) shall be assumed by Reorganized Solutia.

                  On the Effective Date, the Master Operating Agreement shall be deemed to be amended so that the "initial term" described in section 5.1 thereof shall be extended from twenty years from the effective date of the Master Operating Agreement to twenty-three years from such effective date, with all other terms remaining the same.

         4. MONSANTO TORT MANAGEMENT

                  As of the Effective Date, Monsanto shall take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Legacy Tort Claims and be solely responsible, as between itself and Reorganized Solutia only, for all costs related to the defense, mediation, arbitration, judgment and settlement of the Legacy Tort Claims and shall indemnify Reorganized Solutia, pursuant to the terms of the Monsanto Settlement Agreement, with respect to such Legacy Tort Claims. In addition, since the Petition Date, Monsanto has paid all costs arising in connection with the Legacy Tort Claims.

         5. MONSANTO'S SETTLEMENT OF ADVERSARY PROCEEDINGS, CONTESTED MATTERS, DISPUTES AND MONSANTO CLAIMS

                  Subject to the terms of the Plan, the Monsanto Settlement Agreement and the Plan Documents, Monsanto and Solutia agree to (a) resolve all matters related to the Distribution Agreement, (b) withdraw the Settled Adversary Proceedings with prejudice, and resolve all claims asserted therein (where applicable, with the consent of Pharmacia and the Retirees' Committee), and (c) settle the Monsanto Claim.

         6. MONSANTO'S PROFESSIONALS

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

                  Reorganized Solutia shall pay the reasonable fees and reimburse the reasonable expenses of Monsanto's Professionals, for work substantially related to the Chapter 11 Cases, in an amount equal to the lesser of (a) Monsanto's actual out of pocket costs with respect to such reasonable fees and expenses and (b) the aggregate fees of the Creditors' Committee's professionals, as approved by the Bankruptcy Court. Monsanto shall not be required to file any fee application or other request with the Bankruptcy Court in connection with the payment of such fees and expenses; provided, however, that if any dispute between Solutia and Monsanto or the
--------  -------
Creditors' Committee and Monsanto regarding Monsanto's professional fees cannot be resolved in a reasonable period of time, then the Bankruptcy Court shall determine the amount of reasonable fees to be paid to Monsanto.

         7. MONSANTO ADMINISTRATIVE CLAIM

                  Monsanto shall have an Allowed Administrative Claim for all documented out of pocket Environmental Liabilities spent by Monsanto related to the Retained Sites and to the Shared Sites in excess of $50 million during the Chapter 11 Cases.

         8. PHARMACIA CONTRIBUTION

                  Pursuant to the Confirmation Order, and except for the limited indemnities in favor of Pharmacia expressly set forth in the Monsanto Settlement Agreement, Pharmacia shall be deemed to have released and shall release, the Debtors and the Reorganized Debtors from any and all claims, Claims and obligations of the Debtors and the Reorganized Debtors under the Distribution Agreement, including the Legacy Claims and related indemnity obligations arising under the Distribution Agreement or otherwise, and any other Claims or liabilities it holds, has held or may, in the future, hold against the Debtors and the Reorganized Debtors, related to the Distribution Agreement and the Legacy Claims. Pharmacia's release herein shall have no effect whatsoever on the rights, defenses, obligations or claims between Monsanto and Pharmacia arising from or existing under the Separation Agreement. In addition, Pharmacia agrees to waive the Pharmacia Claims in their entirety with prejudice and such Pharmacia Claims shall be expunged with prejudice, and Solutia's assumption of debts, liabilities, guarantees, assurances, commitments and obligations under the Distribution Agreement shall be deemed to survive the Chapter 11 Cases solely with respect to the rights, defenses, obligations or claims as between Monsanto and Pharmacia and their respective Affiliates under the Separation Agreement, and those rights, defenses, obligations or claims shall continue to exist as if the Distribution Agreement survives the Chapter 11 Cases; notwithstanding the foregoing, but subject to any rights under the Plan, the Monsanto Settlement Agreement and the Plan Documents, neither Monsanto, Pharmacia nor any other Person or Entity shall be entitled to assert any claim or Claim against any of the Debtors or Reorganized Debtors or their respective property with respect to any debts, liabilities, guarantees, assurances, commitments or obligations assumed by Solutia under the Distribution Agreement.

         9. SETTLEMENT WITH RETIREES

                  The terms of the settlement regarding modifications to post employment and other benefits provided to Retirees are set forth in the Retiree Settlement Agreement, attached as Exhibit B hereto.

         10. SETTLED ADVERSARY PROCEEDINGS

                  On the Effective Date, by agreement among the various parties to the Settled Adversary Proceedings, all of the Settled Adversary Proceedings shall be deemed dismissed or withdrawn with prejudice.

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

         11. SETTLEMENT OF THE PREPETITION TRUSTEE ADVERSARY PROCEEDING

                  On the Effective Date, by agreement among the various parties to the Prepetition Trustee Adversary Proceeding as reflected in the Plan Support Agreement, the Prepetition Trustee Adversary Proceeding shall be deemed dismissed or withdrawn with prejudice and the Prepetition Indenture Trustee and the Ad Hoc Notes Committee shall be deemed to have waived and released any and all adversary proceedings, suits, claims, objections or causes of action, including any appeals related thereto, against Solutia, Reorganized Solutia, Monsanto and Pharmacia.

         12. SETTLEMENT OF THE EQUITY COMMITTEE ADVERSARY PROCEEDING

                  On the Effective Date, by agreement among the various parties to the Equity Committee Adversary Proceeding as reflected in the Plan Support Agreement, the Equity Committee Adversary Proceeding shall be deemed dismissed or withdrawn with prejudice and the Equity Committee shall be deemed to have waived and released any and all adversary proceedings, suits, claims, objections or causes of action, including any appeals related thereto, against Solutia, Reorganized Solutia, Monsanto and Pharmacia.

         13. PAYMENT OF PROFESSIONAL FEES

                  Notwithstanding the requirements of Sections III.A.1.d, V.B.6 and V.B.7 hereof, which shall not apply to payments made under this Section, on the Effective Date, Reorganized Solutia shall pay, as Allowed Administrative Expense Claims, upon the presentation of invoices to the Debtors and the Creditors' Committee by no later than five (5) days after the Confirmation Date, the reasonable fees and expenses incurred on or prior to August 14, 2007 by (a) the professionals who provided services to the Prepetition Indenture Trustee and to the Ad Hoc Notes Committee, in an amount up to $8 million in the aggregate, (b) Brown Rudnick Berlack Israels LLP, counsel to the Ad Hoc Trade Committee, in an amount up to $2 million and (c) Haynes and Boone, LLP, counsel to Highland Capital Management, LP. Such professionals shall not be required to file any fee applications or other requests with the Bankruptcy Court for the payment of such fees; provided,
                                                                 --------
however, that if any objection is raised by either the Debtors or the
-------
Creditors' Committee (the only parties entitled to object) as to whether the amount to be paid by the Estates on account of the fees and/or expenses is reasonable in light of the services rendered that cannot be resolved within twenty (20) days of service of the invoices, then the party objecting to the payment of such fees and/or expenses shall file and serve upon the relevant professional firm(s), within twenty (20) days of service of the invoices, an objection with the Bankruptcy Court requesting that the Bankruptcy Court determine whether the amount to be paid by the Estates on account of the fees and/or expenses is reasonable in light of the services rendered; provided,
                                                                 --------
further, however, that no fees shall be paid until the later of (i) the twenty
-------  -------
(20) day period having lapsed with no objections having been filed with respect to such fees and/or expenses and (ii) a Final Order resolving any such objection filed with respect to such fees and/or expenses having been entered by the Bankruptcy Court.

                  Notwithstanding the forgoing, nothing herein modifies or limits the Prepetition Indenture Charging Lien. To the extent that professional fees and expenses are paid by the Debtors under the Plan on account of the fees and expenses of the Prepetition Indenture Trustee, including but not limited to the fees and expenses of the professionals engaged by or on behalf of the Prepetition Indenture Trustee under the Prepetition Indenture, then such amount paid shall reduce any amount due under or subject to the Prepetition Indenture Charging Lien. To the extent that the professional fees and expenses allocated to be paid by the Debtors under the Plan on account of the fees and expenses of the Prepetition Indenture Trustee, including but not limited to the fees and expenses of the professionals engaged by or on behalf of the Prepetition Indenture Trustee under the Prepetition Indenture, are subject to an objection as authorized in the preceding paragraph, then the Prepetition Indenture Trustee may withhold such amounts from

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

Distributions to Holders of Noteholder Claims until such time as the objection is resolved, thereby insuring that the Prepetition Indenture Charging Lien claim is paid in full; provided, however, that any such reduction by reason of
                       --------  -------
the Prepetition Indenture Charging Lien shall not be reflected in determining the Pro Rata shares of the Stock Pool designated for Allowed General Unsecured Claims and Allowed Noteholder Claims.

                  As soon as reasonably practicable after the Effective Date, and subject to the terms of this paragraph, Reorganized Solutia shall pay, as Allowed Administrative Expense Claims upon the presentation of invoices to Reorganized Solutia, Monsanto, the Creditors' Committee, the Retirees' Committee, the Ad Hoc Notes Committee, the Ad Hoc Trade Committee, the Equity Committee, the Prepetition Indenture Trustee and the Bankruptcy Court: (a) the reasonable hourly and monthly fees and documented out of pocket expenses incurred by the following professionals during the period from August 15, 2007 through the Effective Date: Hennigan, Bennett & Dorman LLP, counsel to the Ad Hoc Notes Committee; The Blackstone Group, financial advisor to the Ad Hoc Notes Committee; Reed Smith LLP, counsel to the Prepetition Indenture Trustee; Haynes and Boone LLP, counsel to Highland Capital Management; and Brown Rudnick Berlack Israels LLP, counsel to the Ad Hoc Trade Committee; and (b) the documented out of pocket expenses incurred by the Prepetition Indenture Trustee during the period from August 15, 2007 through the Effective Date. The foregoing professionals shall not be required to file any fee applications or other requests with the Bankruptcy Court in connection with the payment of such fees and expenses; provided, however, that if any dispute between any of
                        --------  -------
Reorganized Solutia, Monsanto, the Creditors' Committee, the Retirees' Committee, the Ad Hoc Notes Committee, the Ad Hoc Trade Committee, the Equity Committee and the Prepetition Indenture Trustee and any of the foregoing professionals regarding such professional fees cannot be resolved within twenty (20) days of service of the statements, then the party objecting to the payment of such fees and/or expenses shall, within twenty (20) days of service of the statements, file an objection with the Bankruptcy Court requesting that the Bankruptcy Court determine the reasonable amount of fees to be paid to such professional. No fees shall be paid until the later of (i) the twenty
(20) day period having lapsed with no objections having been filed with respect to such fees and/or expenses and (ii) a Final Order resolving any objection filed with respect to such fees and/or expenses having been entered by the Bankruptcy Court. Any such objection will be heard at the hearing before the Bankruptcy Court to consider the final fee applications of the Professionals.

         14. SOLUTIA'S ASSUMPTION OF CERTAIN ENVIRONMENTAL LIABILITIES

                  Any Claim, cause of action, or right of a governmental agency related to Environmental Liabilities with respect to the Shared Sites and the Retained Sites, other than Claims relating to United States v. Mallinckrodt Inc. et al, Civil Action No. 4:02CV1488-ERW, (E.D. Mo.) (Eastern Division), which shall constitute and be treated as a General Unsecured Claim for all purposes and be in Class 13, shall be reinstated and unaffected by the Chapter 11 Cases and shall be liquidated or adjudicated pursuant to applicable law and in the ordinary course of business. Reorganized Solutia shall be receiving a discharge from the Claims held by governmental agencies related to Environmental Liabilities Costs with respect to the Legacy Sites. As stated above and described in the Monsanto Settlement Agreement, Monsanto, as between itself and Reorganized Solutia only, shall be financially responsible for Environmental Liability Costs with respect to the Legacy Sites. Pursuant to the Monsanto Settlement Agreement, Reorganized Solutia shall be financially responsible, as between itself and Monsanto only, for Environmental Liability Costs with respect to the Retained Sites and Reorganized Solutia and Monsanto shall, subject to a sharing mechanism set forth in the Monsanto Settlement Agreement, be financially responsible, as between themselves, for Environmental Liability Costs with respect to the Shared Sites. Nothing in the Monsanto Settlement Agreement's provisions for the Retained Sites or Shared Sites shall impair or adversely affect any claim, cause of action, or right of a governmental agency related to Environmental Liabilities with respect to the Retained Sites or the Shared Sites.

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

C. RESTRUCTURING TRANSACTIONS

         On the Effective Date, and pursuant to the Restructuring Transactions Agreement, the applicable Debtors or Reorganized Debtors shall enter into the Restructuring Transactions and shall take any actions as may be necessary or appropriate to effect a corporate restructuring of their respective businesses or a corporate restructuring of the overall corporate structure of the Reorganized Debtors, as and to the extent provided therein. The Restructuring Transactions may include one or more mergers, consolidations, restructurings, conversions, dissolutions, transfers or liquidations as may be determined by the Debtors or the Reorganized Debtors, with the consent of Monsanto and the Creditors' Committee, which consent shall not be unreasonably withheld, to be necessary or appropriate, in each case as and to the extent provided in the Restructuring Transactions Agreement. The actions to effect the Restructuring Transactions may include, in each case as and to the extent provided in the Restructuring Transactions Agreement: (1) the execution and delivery of appropriate agreements or other documents of merger, consolidation, restructuring, conversion, disposition, transfer, dissolution or liquidation containing terms that are consistent with the terms of the Plan and that satisfy the applicable requirements of applicable law and any other terms to which the applicable Entities may agree; (2) the execution and delivery of appropriate instruments of transfer, assignment, assumption or delegation of any asset, property, right, liability, debt or obligation on terms consistent with the terms of the Plan and having other terms for which the applicable parties agree; (3) the filing of appropriate certificates or articles of incorporation, reincorporation, merger, consolidation, conversion or dissolution pursuant to applicable state law; and (4) all other actions that the applicable Entities determine to be necessary or appropriate, including making filings or recordings that may be required by applicable law in connection with the Restructuring Transactions.

D. CONTINUED CORPORATE EXISTENCE AND VESTING OF ASSETS IN THE REORGANIZED
   DEBTORS

         Except as otherwise provided herein, or in the Restructuring Transactions Agreement, each Debtor will, as a Reorganized Debtor, continue to exist after the Effective Date as a separate corporate entity, with all the powers of a corporation under applicable law and without prejudice to any right to alter or terminate such existence (whether by merger, dissolution or otherwise) under applicable state law. Except as otherwise provided herein, as of the Effective Date, all property of the respective Estates of the Debtors, and any property acquired by a Debtor or Reorganized Debtor under the Plan, will vest in the applicable Reorganized Debtor, free and clear of all Claims, Liens, charges, other encumbrances and Equity Interests, except for obligations assumed or created under the Plan or the Plan Documents. On and after the Effective Date, each Reorganized Debtor may operate its businesses and may use, acquire and dispose of property and compromise or settle any claims without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the Plan or the Confirmation Order. Without limiting the foregoing, each Reorganized Debtor may pay the charges that it incurs after the Effective Date for Professionals' fees, disbursements, expenses or related support services (including reasonable fees relating to the preparation of Professional fee applications) without application to the Bankruptcy Court.

E. EXECUTION OF PLAN DOCUMENTS

         On the Effective Date, the Reorganized Debtors and the other parties thereto shall execute and deliver the Plan Documents, as applicable.

F. CORPORATE GOVERNANCE, DIRECTORS AND OFFICERS AND CORPORATE ACTION OF THE REORGANIZED DEBTORS

         1. NEW CERTIFICATES OF INCORPORATION AND NEW BY-LAWS

                  On or immediately prior to the Effective Date, the Reorganized Debtors will file their respective New Certificates of Incorporation with the applicable Secretaries of State and/or other applicable authorities in their respective states of incorporation in accordance with the corporate laws of the respective states of incorporation. After the Effective Date, the Reorganized Debtors may amend and restate their respective New Certificates of Incorporation and New By-laws and other constituent documents as permitted by the laws of their respective states of incorporation and their respective New Certificates of Incorporation and New By-laws.

         2. DIRECTORS AND OFFICERS OF THE REORGANIZED DEBTORS

                  As of the Effective Date, the initial board of directors and the officers of each of the Reorganized Debtors shall be appointed in accordance with the respective New Certificates of Incorporation and New By-laws. The initial Board of Directors of Reorganized Solutia shall consist of nine (9) members. One member shall be the Chief Executive Officer of Reorganized Solutia, Jeffry N. Quinn. One member shall be designated by each of the following: Monsanto; the Creditors' Committee; and the Ad Hoc Notes Committee. One member shall be designated by Solutia from among the members of the current Solutia Board. With respect to the remaining four members of the initial Board of Directors of Reorganized Solutia, Solutia will work with SSI (U.S.), Inc. d/b/a Spencer Stuart, a nationally recognized executive search firm that will assist in the selection of these members. These members will be selected by a majority vote of a five-member committee, subject to Monsanto's consent, which shall not be unreasonably withheld, that consists of the following: one representative of Solutia; one representative of the Creditors' Committee; one representative of the Ad Hoc Trade Committee; and two representatives of the Ad Hoc Notes Committee. In addition, for so long as Monsanto continues to hold at least 5% of New Common Stock, Monsanto shall have the right to nominate a candidate to be included on the slate of directors to be submitted to shareholders for election to subsequent Boards of Directors of Reorganized Solutia pursuant to the terms of the New Certificates of Incorporation, New By-laws and other constituent documents of Reorganized Solutia.

                  All members of the Reorganized Solutia Board of Directors (other than the Chief Executive Officer) shall satisfy the independence standards that are applicable for purposes of the securities exchange or quotation system on which the shares of Reorganized Solutia will be listed. Pursuant to section 1129(a)(5) of the Bankruptcy Code, the Debtors will disclose in the Plan Supplement the identity and affiliations of any Person proposed to serve on the initial board of directors or be an officer of each of the Reorganized Debtors. To the extent any such director or officer of Reorganized Solutia is an "insider" under the Bankruptcy Code, the nature and amount of any compensation to be paid to such director or officer will also be disclosed. Each such director and officer shall serve from and after the Effective Date pursuant to the terms of the New Certificates of Incorporation, New By-laws and other constituent documents of the Reorganized Debtors.

         3. CORPORATE ACTION

                  As of the Effective Date, the adoption and filing of the New Certificates of Incorporation, the approval of the New By-laws, the resignation of all directors of the Debtors, the appointment of directors and officers for Reorganized Debtors, and all actions contemplated hereby shall be deemed to be authorized and approved in all respects (subject to the provisions herein), without the need for any further corporate, shareholder, director or other action. All matters provided for herein involving the corporate structure of Reorganized Debtors, and any corporate action required by the Debtors or Reorganized Debtors in connection with the Plan, shall be deemed to have occurred and shall be in effect, pursuant to applicable law, without any requirement of further action by the security holders or directors of the Debtors or Reorganized Debtors. On the Effective Date, the appropriate officers of the Reorganized Debtors and members of the board of directors of the Reorganized Debtors are authorized and directed to issue, execute and deliver the agreements, documents, securities and instruments contemplated by the Plan in the name of and on behalf of Reorganized Debtors, if no such other date is specified in such other documents, and will be authorized and approved in all respects and for all purposes without any requirement of further action by stockholders or directors of any of the Debtors or Reorganized Debtors.

         4. THE NEW COMMON STOCK

                  The New Common Stock shall represent all of the equity interests in Reorganized Solutia as of the Effective Date, subject to dilution in connection with the Incentive Plan. Reorganized Solutia will cause the New Common Stock to be listed on the NYSE on or as soon as practicable after the Effective Date; provided, however, that in the event the New Common Stock is
                --------  -------
not listed on the NYSE, Reorganized Solutia shall list the New Common Stock on another National Securities Exchange or inter-dealer quotation system. All Persons receiving Distributions of New Common Stock or rights to purchase New Common Stock in whatever form shall take any and all reasonable actions necessary, as requested by the Debtors, to enable Reorganized Solutia to comply with the listing requirements for the NYSE or any other applicable securities exchange or quotation system.

G. EXIT FINANCING FACILITY, OBTAINING CASH FOR DISTRIBUTIONS AND TRANSFERS OF FUNDS AMONG THE DEBTORS

         On the Effective Date, the Reorganized Debtors are authorized to execute and deliver those documents necessary or appropriate to obtain the Exit Financing Facility, subject to the reasonable consent of Monsanto and the Creditors' Committee. All Cash necessary for the Reorganized Debtors to make payments required pursuant to the Plan will be obtained from the Reorganized Debtors' Cash balances or the Exit Financing Facility. Cash payments to be made pursuant to the Plan will be made by the Reorganized Debtors; provided,
                                                                   --------
however, that the Debtors and the Reorganized Debtors will be entitled to
-------
transfer funds between and among themselves as they determine to be necessary or appropriate to enable the Reorganized Debtors to satisfy their obligations under the Plan. Except as set forth herein, any changes in intercompany account balances resulting from such transfers will be accounted for and settled in accordance with the Debtors' historical intercompany account settlement practices and will not violate the terms of the Plan.

H. THE RIGHTS OFFERING

         1. USE OF RIGHTS OFFERING PROCEEDS

                  The proceeds of the Rights Offering will be used to provide
(a) $175 million in Cash funding for the Retiree Trust (as defined in the Retiree Settlement Agreement) and (b) $75 million in funding to Funding Co.

         2. RIGHTS OFFERING PROCEDURES

                  Eligible Holders will be entitled to subscribe for and to acquire 85% of the Rights being offered pursuant to the Rights Offering plus any of the Rights in the Backstop Pool not acquired by the members of the Backstop Group, subject to the Backstop Commitment Agreement and in accordance with the terms of the Rights Offering Procedures.

         3. RIGHTS OFFERING BACKSTOP

                  The Backstop Group has agreed to backstop the Rights Offering in accordance with the terms of the Backstop Commitment Agreement in exchange for a $6.25 million backstop fee and the right to subscribe for and to acquire up to 100% of the Backstop Pool, in accordance with the terms of the Rights Offering Procedures and the Backstop Commitment Agreement.

I. FUNDING CO

         In accordance with the terms of the Monsanto Settlement Agreement, on the Effective Date, Reorganized Solutia will establish Funding Co with $75 million in proceeds from the Rights Offering remaining after funding the Retiree Trust (as defined in the Retiree Settlement Agreement). In accordance with the terms of the Monsanto Settlement Agreement, $50 million of these funds will be used to pay for Environmental Liabilities related to the Shared Sites and $25 million will remain in an unallocated account to be used to offset Reorganized Solutia's legacy environmental, OPEB liabilities and other legacy liabilities.

J. INCENTIVE PLAN

         As of the Effective Date, the Incentive Plan shall be adopted and deemed adopted by Reorganized Solutia. The terms of the Incentive Plan will be contained in the Plan Supplement.

K. RELEASE OF LIENS AND GUARANTEE CLAIMS

         Except as otherwise provided herein or in any contract, instrument, release or other agreement or document entered into or delivered in connection with the Plan, on the Effective Date and concurrently with the applicable Distributions made to Holders of Allowed DIP Claims, Secured Clams and Senior Secured Note Claims pursuant to Article III hereof, all Liens, other security interests or Claims on account of guarantees of such indebtedness against the property of any Estate related to such Claims (except for Claims that are Reinstated) will be fully released and discharged, and all of the right, title and interest of any holder of such Liens, other security interests or Claims on account of guarantees of such indebtedness, including any rights to any collateral thereunder, will revert to the applicable Reorganized Debtor and its successors and assigns; provided, however, that nothing herein shall
                            --------  -------
release the charging Lien of the Senior Secured Notes Trustee against Distributions to be made hereunder to Holders of Senior Secured Note Claims.

         As a condition to the receipt of Distributions hereunder, Holders of Allowed DIP Claims, Secured Claims and Senior Secured Note Claims shall be required to deliver all documents necessary to effectuate the release of the Liens securing such Claims. Pursuant to Article 9 of the Uniform Commercial Code, all Holders of Allowed DIP Claims, Secured Clams and Senior Secured Note Claims are deemed to have appointed the Debtors as their respective agents with authority to make the relevant filings required by the Uniform Commercial Code or other filings necessary to cause the release of such Liens and security interests of record.

L. CANCELLATION OF EXISTING SECURITIES AND AGREEMENTS

         Unless otherwise agreed to by the Debtors, on the Effective Date, except to the extent otherwise provided herein, all notes, instruments, certificates and other documents evidencing (1) the DIP Claims, (2) the Secured Claims, (3) the Senior Secured Note Claims, (4) the Noteholder Claims, as permitted by section 1123(a)(5)(F) of the Bankruptcy Code, and (5) Equity Interests in Solutia and those Debtors whose stock is to be canceled pursuant to the Restructuring Transactions, other than a Claim that is Reinstated, shall be cancelled and the obligations of the Debtors or the Reorganized Debtors in any way related thereto (except for obligations provided for under this Plan) shall be discharged; provided, however, that any such agreement
                                --------  -------
that governs the rights of the Holder of a Noteholder Claim will continue in effect solely for purposes of (a) allowing the Prepetition Indenture Trustee, pursuant and subject to the Prepetition Indenture, to make the Distributions to be made on account of such Noteholder Claims under the Plan; (b) permitting the Prepetition Indenture Trustee to maintain and enforce its Prepetition Indenture Charging Lien against property distributed on account of Noteholder Claims pursuant to the Plan or any property other than the Reorganized Debtors' property for fees, costs, and expenses under such Prepetition Indenture or any other agreement, and (c) governing the rights and obligations of non-Reorganized Debtor parties to such agreements, vis-a-vis each other; provided, further, however, that the Senior Secured Notes and the Senior
--------  -------  -------
Secured Indenture shall continue in effect solely for the purposes of (x) allowing the Holders of the Senior Secured Notes to receive their Distributions hereunder, (y) allowing the Senior Secured Notes Trustee to make the Distributions, if any, to be made on account of the Senior Secured Notes and (z) permitting the Senior Secured Notes Trustee to assert its charging Lien against such Distributions for payment of the Senior Secured Notes Trustee's fees and expenses. Upon completion of all such Distributions under this Plan and actions set forth pursuant to this Section IV.L, the 2027 Notes and the 2037 Notes, the Prepetition Indenture, the Senior Secured Notes and the Senior Secured Notes Indenture shall terminate completely.

M. LIMITATIONS ON TRANSFERS OF EQUITY INTERESTS IN SOLUTIA DURING THE CHAPTER 11 CASES

         Nothing contained herein shall alter the terms of, or requirement that Holders of Equity Interests in Solutia comply with, that certain Order Pursuant to Sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) Limiting Certain Transfers of Equity Interests in Solutia Inc. and (B) Approving Related Notice Procedures, dated February 21, 2006.

N. EFFECTUATING DOCUMENTS

         The Chief Executive Officer, President, Chief Financial Officer, General Counsel, Senior Vice Presidents or any Vice Presidents of each Debtor or Reorganized Debtor will be authorized to execute, deliver, file or record such contracts, instruments, releases and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and implement the provisions of the Plan. The Secretary or any Assistant Secretary of each Debtor or Reorganized Debtor will be authorized to certify or attest to any of the foregoing actions.

O. EMPLOYMENT AND OTHER BENEFITS PROGRAMS

         All employment, retirement, indemnification and other agreements, or arrangements in place as of the Effective Date with the Debtors' directors, officers and employees who will continue in such capacities (or similar capacities) after the Effective Date, or retirement income plans, welfare benefit plans and other plans for such persons, shall remain in place after the Effective Date, and the Reorganized Debtors will continue to honor such agreements, programs, and plans as modified or amended during the Chapter 11 Cases; provided, however, that the Directors' and Officers Indemnity Claims
       --------  -------
shall be waived and the Reorganized Debtors shall have no obligations with respect thereto, as of the Effective Date. On the Effective Date, Solutia will be authorized to elect to exercise its existing options to purchase tail coverage in connection with its (a) directors and officers liability and (b) fiduciary liability insurance policies. Notwithstanding any provision of this Plan to the contrary, the Debtors and Reorganized Solutia will indemnify the current and former officers and members of Solutia's board of directors against any liabilities arising out of or related to the offering or registration of New Common Stock hereunder.

         After the Effective Date, the Reorganized Debtors shall each have the authority, consistent with the applicable agreements, to terminate, amend or enter into employment, retirement, indemnification and other agreements with their respective active directors, officers and employees and to terminate, amend or implement retirement income plans, welfare benefit plans and other plans for active employees.


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         As of the Effective Date, the Retiree Benefits shall be modified in accordance with the Retiree Settlement Agreement.






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                                  ARTICLE VI

                       TREATMENT OF EXECUTORY CONTRACTS
                             AND UNEXPIRED LEASES

A. ASSUMPTION AND REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

         On the Effective Date, except as otherwise provided herein, all Executory Contracts or Unexpired Leases, not previously assumed or rejected pursuant to an order of the Bankruptcy Court, will be deemed rejected, in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code, other than those Executory Contracts or Unexpired Leases that are (1) to be assumed pursuant to the terms of this Article VI or Section V.B.3 hereof, (2) listed on Exhibit G, (3) the subject of a motion to assume Executory Contracts or Unexpired Leases that is pending on the Effective Date or (4) subject to a motion to reject an Executory Contract or Unexpired Lease pursuant to which the requested effective date of such rejection is after the Effective Date. Entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of such rejections and the assumption of the Executory Contracts or Unexpired Leases listed on Exhibit G hereto pursuant to sections 365(a) and 1123 of the Bankruptcy Code. Any motions to assume Executory Contracts or Unexpired Leases pending on the Effective Date shall be subject to approval by the Bankruptcy Court on or after the Effective Date by a Final Order. Each Executory Contract and Unexpired Lease assumed pursuant to this
Section VI.A or by any order of the Bankruptcy Court, which has not been assigned to a third party prior to the Effective Date, shall revest in and be fully enforceable by the Reorganized Debtors in accordance with its terms, except as such terms are modified by the provisions of the Plan or any order of the Bankruptcy Court authorizing and providing for its assumption under applicable federal law.

B. CLAIMS BASED ON REJECTION OF EXECUTORY CONTRACTS OR UNEXPIRED LEASES

         All proofs of Claim with respect to Claims arising from the rejection of Executory Contracts or Unexpired Leases, pursuant to the Plan or the Confirmation Order, if any, must be filed with the Bankruptcy Court within thirty days after the date of entry of an order of the Bankruptcy Court (including the Confirmation Order) approving such rejection. Any Claims arising from the rejection of an Executory Contract or Unexpired Lease not filed with the Bankruptcy Court within such time will be forever barred from assertion against the Debtors or the Reorganized Debtors, their Estates, Monsanto, Pharmacia or their property.

C. CURE OF DEFAULTS FOR EXECUTORY CONTRACTS AND UNEXPIRED LEASES ASSUMED

         Any monetary defaults under each Executory Contract and Unexpired Lease to be assumed pursuant to the Plan shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, by payment of the default amount in Cash on the Effective Date or on such other terms as the parties to such Executory Contracts or Unexpired Leases may otherwise agree. In the event of a dispute regarding (1) the amount of any payments to cure such a default, (2) the ability of the Reorganized Debtors or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed or (3) any other matter pertaining to assumption, the cure payments required by section 365(b)(1) of the Bankruptcy Code shall be made following the entry of a Final Order or orders resolving the dispute and approving the assumption. At least 20 days prior to the Confirmation Hearing, the Debtors shall provide for notices of proposed assumption and proposed cure amounts to be sent to applicable third parties and for procedures for objecting thereto and resolution of disputes by the Bankruptcy Court. Any objection by a counterparty to an Executory Contract or Unexpired Lease to a proposed assumption or related cure amount must be


                                      44

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

filed, served and actually received by the Debtors at least 10 days prior to the Confirmation Hearing. Any counterparty to an Executory Contract and Unexpired Lease that fails to object timely to the proposed assumption or cure amount will be deemed to have assented to such matters.

D. INSURANCE POLICIES

         All of the Debtors' insurance policies and any agreements, documents or instruments relating thereto, are treated as Executory Contracts under the Plan. On the Effective Date, the Debtors shall be deemed to have assumed all insurance policies and any agreements, documents and instruments relating to coverage of all Insured Claims. Notwithstanding the foregoing, Distributions under the Plan to any Holder of an Allowed Insured Claim shall be in accordance with the treatment provided under Article III of the Plan. Notwithstanding any other provision contained herein, the Plan shall not affect the rights, if any, to insurance coverage for breaches of fiduciary duties related to the SIP Plan.

         1. ACE SETTLEMENT

                  Notwithstanding anything to the contrary in the Plan or the Confirmation Order: (a) on the Effective Date, the Debtors and the Reorganized Debtors shall assume the ACE Insurance Program; and within 15 days of the Effective Date, the Debtors and the Reorganized Debtors shall pay the cure costs related to such assumption, as set forth in the ACE Settlement Agreement; (b) subject to entry of an order by the Bankruptcy Court approving the ACE Settlement Agreement, (i) the ACE Insurance Program will survive and shall not be amended, modified, waived or impaired in any respect by the Plan, the Confirmation Order, the Monsanto Settlement Agreement or otherwise without the prior written agreement of the ACE Companies; (ii) the claims of the ACE Companies arising under the ACE Insurance Program shall be Allowed Administrative Expense Claims, which are payable in the ordinary course of business, and shall not be discharged or released by the Plan or the Confirmation Order; (iii) the ACE Companies shall not be required to file or serve a request for payment of any Administrative Expense Claim and shall not be subject to the Administrative Expense Claim Bar Date; and (iv) to the extent of any inconsistency between the ACE Settlement Agreement and the Plan, the Disclosure Statement, the Confirmation Order or any other document, agreement or order, the terms of the ACE Settlement Agreement will control; and (c) nothing in the Plan or the Confirmation Order shall be construed as, or is, a determination as to coverage under the ACE Insurance Program.

E. ANNISTON SETTLEMENT

         Reorganized Solutia shall assume its obligations under the Anniston Global Settlement Agreement, the Anniston Side Letter and all related agreements, and shall continue to pay the $5 million annual installments of the settlement amount, as set forth in the Anniston Side Letter, together with all education fund and related obligations; provided, however, if Solutia's
                                            --------  -------
obligations set forth in this sentence are in any way inconsistent with the Monsanto Settlement Agreement, the Monsanto Settlement Agreement shall control. To the extent provided in the Monsanto Settlement Agreement, Reorganized Solutia shall indemnify Monsanto and its Affiliates, and Pharmacia and its Affiliates against any Reorganized Solutia default in performing its obligations under the Anniston Global Settlement Agreement and the Anniston Side Letter.

F. ASSUMPTION OF PENSION OBLIGATIONS

         Pursuant to the Plan, the Debtors shall assume and continue the Pension Plan in accordance with its terms, satisfy the minimum funding standards pursuant to 26 U.S.C. Section 412 and 29 U.S.C. Section 1082, and administer the Pension Plan in accordance with its terms and the provisions of ERISA. Furthermore, nothing in the Plan shall be construed as discharging, releasing or relieving the Debtors or the Debtors'


                                      45

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

successors, including the Reorganized Debtors, or any party, in any capacity, from any liability imposed under any law or regulatory provision with respect to the Pension Plan or the PBGC. The PBGC and the Pension Plan shall not be enjoined or precluded from seeking to enforce such liability as a result of any provision of the Plan or the Confirmation Order. Notwithstanding any provision of the Plan to the contrary, the Pension Plan shall be assumed and administered in accordance with ERISA and the Internal Revenue Code.

G. CONTRACTS AND LEASES ENTERED INTO AFTER THE PETITION DATE

         Contracts and leases entered into after the Petition Date by any Debtor, including any Executory Contracts and Unexpired Leases assumed by such Debtor, will be performed by the Debtor or Reorganized Debtor liable thereunder in the ordinary course of its business. Accordingly, such contracts and leases (including any assumed Executory Contracts and Unexpired Leases) will survive and remain unaffected by entry of the Confirmation Order.





                                      46

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                                 ARTICLE VII

                      PROVISIONS GOVERNING DISTRIBUTIONS

A. ALLOWED NOTEHOLDER CLAIMS

         The Noteholder Claims shall be deemed Allowed in the aggregate amount of $455.4 million, allocated as follows: (a) $303.7 million on account of the 2027 Notes; and (b) $151.7 million on account of the 2037 Notes.

B. DISTRIBUTIONS FOR CLAIMS ALLOWED AS OF THE EFFECTIVE DATE

         Except as otherwise provided herein or as may be ordered by the Bankruptcy Court, Distributions to be made on account of Claims that are Allowed as of the Effective Date shall be made on the Effective Date, or as soon as reasonably practicable thereafter. Unless otherwise specifically provided for or contemplated in the Plan or Confirmation Order, or required by applicable bankruptcy law, postpetition interest shall not accrue or be paid on any Claims and no Holder of a Claim shall be entitled to interest accruing on or after the Petition Date. For tax purposes, Distributions received in respect of Allowed Claims shall be allocated first to the principal amount of the Allowed Claims with any excess allocated to unpaid interest that accrued on such Claims.

C. DISTRIBUTIONS FOR HOLDERS OF EQUITY INTERESTS IN SOLUTIA

         Except as otherwise provided herein or as may be ordered by the Bankruptcy Court, Distributions to be made on account of Equity Interests in Solutia shall be made on the Effective Date, or as soon as reasonably practicable thereafter.

D. DELIVERY OF DISTRIBUTIONS

         Reorganized Solutia shall make all Distributions required to be distributed under the Plan. Any Distribution required to be made pursuant to this Plan on a day other than a Business Day shall be made on the next succeeding Business Day or as soon thereafter as reasonably practicable. Reorganized Solutia may employ or contract with other Entities to assist in or make the Distributions required by the Plan without further order of the Court.

E. DELIVERY AND DISTRIBUTIONS AND UNDELIVERABLE OR UNCLAIMED DISTRIBUTIONS

         1. DELIVERY OF DISTRIBUTIONS IN GENERAL

                  Distributions to Holders of Allowed Claims or Equity Interests in Solutia shall be made at the address of the Holder of such Claim or Equity Interest as indicated on the claims register maintained by the Debtors' duly appointed claims agent or the stock register maintained by the Debtors' stock transfer agent. Nonetheless, if such Holder holds such Claims or Equity Interests through a Nominee, Distributions with respect to such Claims or Equity Interests will be made to such Nominee and such Nominee shall, in turn, make appropriate Distributions and book entries to reflect such Distributions to such Holders; provided, however, that Distributions on
                                    --------  -------
account of the Noteholder Claims shall be made to the Prepetition Indenture Trustee for distribution to the Holders of such Claims, subject to the terms and conditions of the Prepetition Indenture, including the Prepetition Indenture Charging Lien, provided, further, however, that Distributions on
                         --------  -------  -------
account of the Senior Secured Note Claims shall be made to the Senior Secured Notes Trustee for distribution to the Holders of such Claims, subject to the terms and


                                      47

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

conditions of the Senior Secured Notes Indenture, including the charging Lien of the Senior Secured Notes Trustee.

                  To the extent that the Senior Secured Notes Trustee and/or the Prepetition Indenture Trustee provides services to implement Distributions pursuant to the Plan, the Senior Secured Notes Trustee and/or the Prepetition Indenture Trustee will receive from the Reorganized Debtors, without further Bankruptcy Court approval, reasonable compensation for such services and reimbursement of reasonable expenses incurred in connection with such services.

         2. UNDELIVERABLE DISTRIBUTIONS

                  A. TREATMENT OF UNDELIVERABLE DISTRIBUTIONS

                           Reorganized Solutia shall distribute any
Undeliverable Distribution of New Common Stock required to be distributed to Holders of Allowed General Unsecured Claims to the Disputed Claims Reserve. Any Undeliverable Distribution of New Common Stock required to be distributed to Holders of Equity Interests in Solutia shall become treasury stock of Reorganized Solutia. Subject to Section VII.E.2.b hereof, the Reorganized Debtors shall retain any Undeliverable Distribution of Cash and may use such Cash for general corporate purposes.

                  B. FAILURE TO CLAIM UNDELIVERABLE DISTRIBUTIONS

                           Any Holder of an Allowed Claim or Equity Interest
in Solutia that does not assert a claim pursuant to the Plan for an unclaimed or Undeliverable Distribution within one year after the date such Distribution is due shall be deemed to have forfeited its claim to such unclaimed or Undeliverable Distribution and shall be forever barred from asserting any such claim against any of the Debtors, their Estates, the Reorganized Debtors, Monsanto, Pharmacia, or their property, or any party that has received Distributions under the Plan. Nothing contained herein shall require Reorganized Solutia, or any other party, to attempt to locate any Holder of an Allowed Claim or Equity Interest in Solutia.

F. COMPLIANCE WITH TAX REQUIREMENTS/ALLOCATIONS

         In connection with the Plan, to the extent applicable, Reorganized Solutia shall comply with all withholding and reporting requirements imposed by any federal, state, local or foreign taxing authority, and all Distributions pursuant hereto shall be subject to such withholding and reporting requirements. In addition, Reorganized Solutia will pay taxes on the taxable net income or gain with respect to dividends on or gains in respect of shares held in the Disputed Claims Reserve allocable to Holders of Disputed Claims on behalf of such Holders and, when such Disputed Claims are ultimately resolved, Holders whose Disputed Claims are determined to be Allowed Claims will receive Distributions from Reorganized Solutia net of the taxes that Reorganized Solutia had paid previously on their behalf.

G. RECORD DATE FOR DISTRIBUTION TO HOLDERS OF CLAIMS

         At 4:30 p.m. (Eastern Time) on the Distribution Record Date, the transfer register for the Holders of any Claims shall be closed and there shall be no further changes in the record of Holders of any Claims (other than address changes). Moreover, Reorganized Solutia, the Prepetition Indenture Trustee and the Senior Secured Notes Trustee shall have no obligation to recognize the transfer of any of the 2027 Notes, the 2037 Notes or Senior Secured Notes occurring after the Distribution Record Date, and shall be entitled for all purposes herein to recognize and deal only with those Holders of record as of the close of business on the Distribution Record Date.

                                      48

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

H. RECORD DATE FOR DISTRIBUTION TO HOLDERS OF EQUITY INTERESTS IN SOLUTIA

         At 4:30 p.m. (Eastern Time) on the Distribution Record Date, the stock register for the Holders of any Equity Interests in Solutia shall be closed and there shall be no further changes in the record of Holders of any Equity Interests in Solutia (other than address changes).

I. DISTRIBUTIONS OF WHOLE SHARES, WARRANTS, EQUITY PURCHASE RIGHTS AND CLAIM TRANSFER RIGHTS ONLY

         Notwithstanding any other provision of this Plan, only whole numbers of shares of the New Common Stock, whole numbers of Warrants, whole numbers of Equity Purchase Rights and whole numbers of Claim Transfer Rights will be issued. When any Distribution on account of an Allowed Claim or Equity Interests in Solutia would otherwise result in the issuance of a number of shares of New Common Stock, Warrants, Equity Purchase Rights or Claim Transfer Rights that is not a whole number, the actual Distribution of shares of such stock, Warrants, Equity Purchase Rights or Claim Transfer Rights will be rounded as follows: (1) fractions equal to or greater than one half will be rounded to the next higher whole number and (2) fractions less than one half will be rounded to the next lower number. The total number of shares of the New Common Stock, Warrants, Equity Purchase Rights and Claim Transfer Rights to be distributed to Holders of Allowed Claims or Equity Interests in Solutia will be adjusted as necessary to account for the rounding provided for in this Section. If such rounding results in Distributions of New Common Stock, Warrants, Equity Purchase Rights or Claim Transfer Rights totaling less than the authorized number of shares of New Common Stock, Warrants or Equity Purchase Rights, then any excess New Common Stock, Warrants, Equity Purchase Rights or Claim Transfer Rights shall not be issued. No consideration shall be provided in lieu of fractional shares, Warrants, Equity Purchase Rights or Claim Transfer Rights that are rounded down pursuant to this Section.

J. SET-OFFS AND RECOUPMENTS

         The Debtors or Reorganized Solutia may, but shall not be required to, set-off against or recoup from the Holder of any Allowed Claim on which payments or Distributions are to be made pursuant to the Plan, any claims of any nature whatsoever that the Debtors or the Reorganized Debtors may have against the Holder of such Allowed Claim that are not released under Article X of the Plan and the Distributions to be made pursuant hereto on account of such Allowed Claim, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors of any such claim, right of setoff or recoupment that the Debtors may have against the Holder of such Allowed Claim.

K. SURRENDER OF CANCELLED INSTRUMENTS OR SECURITIES

         Unless otherwise agreed to by the Debtors or the Reorganized Debtors, as applicable, as a condition precedent to receiving any Distribution pursuant to the Plan on account of an Allowed Claim, the Holder of such Claim shall tender the applicable instruments, securities or other documentation evidencing such Claim to Reorganized Solutia, and in the case of the DIP Credit Facility, the agent under the DIP Credit Facility shall have either (1) delivered such release documents as requested by the Debtors (at the Debtors' expense) or (2) provided a letter of authorization to the Debtors to execute and release any instruments, securities or other documentation securing the DIP Credit Facility. Any Distribution to be made pursuant to the Plan on account of any such Claim shall, pending such surrender, be treated as an Undeliverable Distribution pursuant to Section VII.E.2 hereof.

         All payments to Holders of Senior Secured Note Claims shall only be made to such Holders after the surrender by each such Holder of the Senior Secured Notes certificates representing such Senior Secured Note Claims, or in the event such certificate is lost, stolen, mutilated or destroyed, upon the

                                      49

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

Holder's compliance with the requirements set forth below. Upon surrender of such Senior Secured Notes certificates, the Senior Secured Notes Trustee shall cancel and destroy such Senior Secured Notes. As soon as practicable after surrender of the Senior Secured Notes certificates evidencing the Senior Secured Notes Claims, the Senior Secured Notes Trustee shall distribute to the Holder thereof such Holder's Pro Rata share of the Distribution, but subject to the rights of the Senior Secured Notes Trustee to assert its charging Lien against such Distribution. Any Holder of an Allowed Senior Secured Note Claim evidenced by a certificate that has been lost, stolen, mutilated or destroyed shall, in lieu of surrendering such certificate, deliver to the Senior Secured Notes Trustee an affidavit of loss acceptable to the Senior Secured Notes Trustee setting forth the unavailability of the certificate, and such additional indemnity as may be required reasonably by the Senior Secured Notes Trustee to hold the trustee harmless from any damages, liabilities or costs incurred in treating such Holder as a Holder of an Allowed Claim. Upon compliance with this procedure by a Holder of an Allowed Senior Secured Notes Claim evidenced by such a lost, stolen, mutilated or destroyed certificate such Holder shall, for purposes pursuant to the Plan, be deemed to have surrendered such certificate.

         Any Holder of such Claim that fails to (1) surrender such instrument, security, note or other documentation evidencing such Claim or (2) execute and deliver an affidavit of loss and/or indemnity, before the first anniversary of the Effective Date, shall be deemed to have forfeited all rights and Claims and may not participate in any Distribution under the Plan, and any Distributions to which such Holder would have been entitled shall be treated as Undeliverable Distributions.

L. DISPUTED CLAIMS RESERVE

         1. DEPOSIT OF CASH ON THE EFFECTIVE DATE

                  On the Effective Date (or as soon thereafter as is reasonably practicable), Reorganized Solutia shall deposit Cash in the Disputed Claim Reserve that would have been distributed to the Holders of Disputed Claims (other than Disputed General Unsecured Claims and Noteholder Claims) if such Disputed Claims had been Allowed Claims on the Effective Date. This amount will be determined based on the lesser of (a) the asserted amount of the Disputed Claim filed with the Bankruptcy Court (if no proof of such Claim was filed) scheduled by the Debtors, (b) the amount, if any, estimated by the Bankruptcy Court pursuant to Section 502(c) of the Bankruptcy Code or
(c) the amount otherwise agreed to by the Debtors and the Holder of such Disputed Claims.

         2. DISTRIBUTION AFTER ALLOWANCE

                  Reorganized Solutia shall distribute from the Disputed Claims Reserve to the Holder of any Disputed Claim that has become an Allowed Claim, no later than the fifth (5th) Business Day after the end of the calendar month in which such Disputed Claim becomes an Allowed Claim in an amount equal to the Allowed Claim if such Claim had been an Allowed Claim on the Effective Date.

         3. DISTRIBUTIONS AFTER DISALLOWANCE

                  If a Disputed Claim is disallowed, in whole or in part, Reorganized Solutia shall on a quarterly basis (and in no event later than the fifth (5th) Business Day after the end of each calendar quarter) distribute the Cash reserved in respect of such disallowed Disputed Claim to Reorganized Solutia for use in the ordinary course of business without further restrictions or limitations.

         4. PROPERTY HELD IN THE DISPUTED CLAIMS RESERVE


                                      50

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

                  A. DISTRIBUTIONS

                           Cash held in the Disputed Claim Reserve as a result
of such Distributions will (i) be deposited and held in trust pending distribution by Reorganized Solutia for the benefit of Holders of Allowed Claims (other than Allowed General Unsecured Claims and Allowed Noteholder Claims), (ii) be accounted for separately and (iii) not constitute property of the Reorganized Debtors. Reorganized Solutia will also place in the Disputed Claim Reserve, the proceeds, net of any applicable fees, from such investment of Cash, and Distributions to Holders of Allowed Claims who had previously held Disputed Claims will include a proportionate share from such investment of Cash from the Disputed Claim Reserve.

                  B. RECOURSE

                           Each Holder of a Disputed Claim that ultimately
becomes an Allowed Claim will have recourse only to the Cash and their proportionate share of the proceeds from the investment of Cash, if any, held in the Disputed Claim Reserve for satisfaction of the Distributions to which Holders of Allowed Claims are entitled under the Plan, and not to any Reorganized Debtor, Pharmacia, Monsanto, its property or any assets previously distributed on account of any Allowed Claim.

M. DISPUTED GENERAL UNSECURED CLAIMS RESERVE

         1. DEPOSIT OF NEW COMMON STOCK ON THE EFFECTIVE DATE

                  On the Effective Date (or as soon thereafter as is reasonably practicable), Reorganized Solutia shall deposit from the Stock Pool in the Disputed General Unsecured Claims Reserve the number of shares of New Common Stock that would have been distributed to the Holders of Disputed General Unsecured Claims if such Disputed General Unsecured Claims had been Allowed General Unsecured Claims on the Effective Date to ensure that the Holders of Allowed Noteholder Claims and General Unsecured Claims receive the same percentage recovery from the Stock Pool on account of their individual Claims at all times (without giving effect to any reduction of the percentage recovery on account of Allowed Noteholder Claims resulting from the imposition of the Prepetition Indenture Charging Lien). The amount of New Common Stock to be deposited in the Disputed General Unsecured Claims Reserve will be determined based on the lesser of (a) the asserted amount of the Disputed General Unsecured Claim filed with the Bankruptcy Court or (if no proof of such Claim was filed) scheduled by the Debtors, (b) the amount, if any, estimated by the Bankruptcy Court pursuant to section 502(c) of the Bankruptcy Code or (c) the amount otherwise agreed to by the Debtors and the Holder of such Disputed General Unsecured Claims.

         2. DISTRIBUTIONS AFTER ALLOWANCE

                  Reorganized Solutia shall distribute from the Disputed General Unsecured Claims Reserve to the Holder of any Disputed General Unsecured Claim that has become an Allowed General Unsecured Claim, no later than the fifth (5th) Business Day after the end of the calendar month in which such Disputed General Unsecured Claim becomes an Allowed General Unsecured Claim, New Common Stock (including any Cash dividends and other Distributions earned on the New Common Stock) in an amount equal to the New Common Stock that such Holder would have received an account of such Claim if such Claim had been an Allowed General Unsecured Claim on the Effective Date.

         3. DISTRIBUTIONS AFTER DISALLOWANCE.

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

                  If a Disputed General Unsecured Claim is disallowed, in whole or in part, Reorganized Solutia shall on a quarterly basis (and in no event later than the fifth (5th) Business Day after the end of each calendar quarter) distribute the New Common Stock (including any Cash dividends and other Distributions earned on account of the New Common Stock), reserved in respect of such disallowed Disputed General Unsecured Claim from the Stock Pool to Holders of Allowed Noteholder Claims and Allowed General Unsecured Claims in a manner designed to ensure that the Holders of Allowed Noteholder Claims and Allowed General Unsecured Claims receive the same Pro Rata share of the Stock Pool without giving effect to any reduction of the percentage recovery on account of Allowed Noteholder Claims resulting from the imposition of the Prepetition Indenture Trustee Charging Lien.

         4. PROPERTY HELD IN DISPUTED GENERAL UNSECURED CLAIMS RESERVE

                  A. DIVIDENDS AND DISTRIBUTIONS

                           Cash dividends and other Distributions earned on
account of the New Common Stock to be held in the Disputed General Unsecured Claims Reserve will be transferred to the Disputed General Unsecured Claims Reserve, concurrently with the transfer of such dividends and other Distributions to other holders of New Common Stock. Cash held in the Disputed General Unsecured Claims Reserve as a result of such dividends and other Distributions will (i) be deposited and held in trust pending distribution by Reorganized Solutia for the benefit of Holders of Allowed General Unsecured Claims and Noteholder Claims, (ii) be accounted for separately and (iii) not constitute property of the Reorganized Debtors. Reorganized Solutia will invest the Cash held in the Disputed General Unsecured Claims Reserve in a manner consistent with the Reorganized Debtors' investment and deposit guidelines. Reorganized Solutia also will place in the Disputed General Unsecured Claims Reserve, the proceeds, net of any applicable fees, from such investment of Cash, and Distributions to Holders of Allowed General Unsecured Claims and Allowed Noteholder Claims will include a proportionate share from such investment of Cash from the Disputed General Unsecured Claims Reserve.

                  B. RECOURSE

                           Each Holder of an Allowed General Unsecured Claim
(or a Disputed General Unsecured Claim that ultimately becomes an Allowed General Unsecured Claim) or Noteholder Claim will have recourse only to the undistributed New Common Stock and their proportionate share of the proceeds from the investment of Cash and dividends, if any, held in the Disputed General Unsecured Claims Reserve for satisfaction of the Distributions to which Holders of Allowed General Unsecured Claims and Noteholder Claims are entitled under the Plan, and not to any Reorganized Debtor, Pharmacia, Monsanto, its property or any assets previously distributed on account of any Allowed Claim.

                  C. VOTING RIGHTS

                           The shares of the New Common Stock held in the
Disputed General Unsecured Claims Reserve shall be voted in accordance with, and in direct proportion to, the votes cast by those shareholders, excluding Monsanto and the Entity holding the New Common Stock issued on account of the Retiree Claim, voting on any and all matters for which a vote of the shareholders of the New Common Stock is taken or required.





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                                 ARTICLE VIII

           PROCEDURES FOR TREATING DISPUTED GENERAL UNSECURED CLAIMS

A. OBJECTIONS TO CLAIMS

         After the Effective Date and on or before the Claims Objection Deadline, the Reorganized Debtors shall have the authority to file objections to Claims or Equity Interests. The Reorganized Debtors may settle, compromise, withdraw or litigate to judgment objections to Claims. The Reorganized Debtors shall consult with the Creditors' Committee (until the Creditors' Committee is dissolved under the terms of this Plan) in the process of reconciling, objecting to and/or allowing General Unsecured Claims.

B. GENERAL UNSECURED CLAIMS MONITOR

         Upon the Effective Date, an entity selected by the Creditors' Committee and approved by the Bankruptcy Court shall serve as an independent claims monitor. The claims monitor shall be paid by the Reorganized Debtors on a monthly basis in an amount agreed to, prior to the Confirmation Hearing, between the Debtors and the claims monitor, with the reasonable consent of the Creditors' Committee, and approved by the Bankruptcy Court, until the General Unsecured Claims reconciliation process is concluded. The claims monitor shall be authorized to retain counsel of its choice and shall have standing to raise and appear on issues concerning the General Unsecured Claims reconciliation process. The Reorganized Debtors shall be responsible for compensating the claim monitor's counsel for all reasonable fees and expenses incurred, in accordance with the claim monitor's counsel's normal billing practices; provided, however, that the total amount of the claim monitor's counsel's fees
--------  -------
and expenses in connection with the General Unsecured Claims reconciliation process for which the Reorganized Debtors shall be responsible shall not exceed an amount in the aggregate agreed to, prior to the Confirmation Hearing, between the Debtors and the claims monitor, with the reasonable consent of the Creditors' Committee, and approved by the Bankruptcy Court. If the claims monitor believes that the Reorganized Debtors are failing to administer the General Unsecured Claims reconciliation process adequately and, as a result, intends to take action, then the claims monitor shall provide the Reorganized Debtors and the Creditors' Committee until it is dissolved in accordance with the terms hereof within five (5) Business Days' written notice of its intent to take such proposed action. During the notice period, the Reorganized Debtors may either consent to the relief sought, agree to proceed in good faith with the proposed action on their own, or petition the Bankruptcy Court for an order declaring that such proposed action is unreasonable. If the Reorganized Debtors do not so petition the Bankruptcy Court or the Bankruptcy Court determines that the proposed action is reasonable, the Reorganized Debtors shall be responsible for compensating the claims monitor's counsel for all reasonable fees and expenses incurred in taking the proposed action and in seeking Bankruptcy Court approval of payment with respect to such proposed action. To the extent the Bankruptcy Court determines that such proposed action is unreasonable, then the claim monitor's counsel shall not be reimbursed for any fees or expenses incurred in connection with such proposed action or its attempt to take such proposed action. Notwithstanding the foregoing, the Reorganized Debtors reserve their right to dispute the reasonableness of compensation sought by the claim monitor's counsel for services performed and expenses incurred following the Effective Date by the filing of an appropriate motion with the Bankruptcy Court. The Reorganized Debtors will retain primary responsibility of the General Unsecured Claims reconciliation process and will provide monthly reports of the status of the General Unsecured Claims reconciliation process to the claims monitor, and, if it has not been dissolved in accordance with the terms hereof, the Creditors' Committee.


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C. NO DISTRIBUTIONS PENDING ALLOWANCE

         Notwithstanding any other provision herein, if any portion of a Claim is a Disputed Claim, no payment or Distribution provided hereunder shall be made on account of such Claim unless and until such Disputed Claim becomes an Allowed Claim, in whole or in part. No interest shall accrue on such Disputed Claim until the date that such Disputed Claim, as applicable, becomes an Allowed Claim.

D. ESTIMATION OF CLAIMS

         The Debtors (prior to the Effective Date) or Reorganized Debtors (after the Effective Date), the Creditors' Committee, if it has not been dissolved in accordance with the terms hereof, and the General Unsecured Claims Monitor, if the Creditors' Committee has been dissolved at the time, may, at any time, and from time to time, request that the Bankruptcy Court estimate any Disputed Claim pursuant to section 502(c) of the Bankruptcy Code regardless of whether an objection was previously filed with the Bankruptcy Court with respect to such Claim, or whether the Bankruptcy Court has ruled on any such objection, and the Bankruptcy Court will retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim, including during the pendency of any appeal relating to any such objection. In the event that the Bankruptcy Court estimates any Disputed Claim, that estimated amount will constitute either the Allowed amount of such Claim or a maximum limitation on such Claim against any party or Entity, as determined by the Bankruptcy Court. If the estimated amount constitutes a maximum limitation on such Claim, the Debtors (prior to the Effective Date) or the Reorganized Debtors (after the Effective Date), the Creditors' Committee, if it has not been dissolved in accordance with the terms hereof, and the General Unsecured Claims Monitor, if the Creditors' Committee has been dissolved at the time, may elect to pursue any supplemental proceedings to object to any ultimate Distribution on such Claim. All of the objection, estimation, settlement and resolution procedures set forth in the Plan are cumulative and not necessarily exclusive of one another. Claims may be estimated and subsequently compromised, objected to, settled, withdrawn or resolved by any mechanism approved by the Bankruptcy Court.






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                                  ARTICLE IX

                     CONDITIONS PRECEDENT TO CONFIRMATION
                         AND CONSUMMATION OF THE PLAN

A. CONDITION PRECEDENT TO CONFIRMATION

         The Bankruptcy Court will not enter the Confirmation Order unless and until the following conditions have been satisfied or duly waived pursuant to
Section IX.D hereof:

         1. The Confirmation Order shall be reasonably acceptable in form and substance to the Debtors, Monsanto, Pharmacia (solely with respect to provisions directly affecting Pharmacia), the Prepetition Indenture Trustee (solely with respect to provisions directly affecting the Prepetition Indenture Trustee, the 2027 Notes or the 2037 Notes) and the Creditors' Committee.

         2.       The Confirmation Order shall:

                  a. authorize the Debtors and the Reorganized Debtors to take all actions necessary or appropriate to enter into, implement and consummate the contracts, instruments, releases, leases, indentures and other agreements or documents created in connection with the Plan;

                  b. decree that the provisions of the Confirmation Order and the Plan are nonseverable and mutually dependent;

                  c. authorize the Reorganized Debtors to (a) issue the New Common Stock, the Rights and the Warrants pursuant to the exemption from "Registration" under the Securities Act provided by section 1145 of the Bankruptcy Code or pursuant to one or more registration statements and (b) enter into the Plan Documents;

                  d. approve the releases and injunctions, including the Monsanto/Pharmacia Injunction, as contemplated and to the extent set forth in
Article X herein;

                  e. decree that the Confirmation Order shall supersede any Bankruptcy Court orders issued prior to the Confirmation Date that may be inconsistent with the Confirmation Order;

                  f. authorize the implementation of the Plan in accordance with its terms; and

                  g. provide that, pursuant to section 1146(c) of the Bankruptcy Code, the assignment or surrender of any lease or sublease, and the delivery of any deed or other instrument or transfer order, in furtherance of, or in connection with this Plan, including any deeds, bills of sale or assignments executed in connection with any disposition or transfer of assets contemplated by this Plan, shall not be subject to any stamp, real estate transfer, mortgage recording or other similar tax (including, without limitation, any mortgages or security interest filing to be recorded or filed in connection with the Exit Financing Facility).

         3. The Debtors shall have received the Exit Financing Facility Commitment Letter, which shall be in form and substance and with a lender reasonably acceptable to the Debtors, Monsanto and the Creditors' Committee.

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         4.       The Retiree Approval Order shall have been entered by the
                  Bankruptcy Court.

         5. The Bankruptcy Court shall have approved the Global Settlement, and the order of the Bankruptcy Court approving the Global Settlement, which may be included in the Confirmation Order, shall provide, among other things, that the Settled Adversary Proceedings, the Prepetition Adversary Proceeding and the Equity Committee Adversary Proceeding shall be withdrawn or dismissed with prejudice.

B. CONDITIONS PRECEDENT TO EFFECTIVE DATE

         The Effective Date will not occur and the Plan will not be consummated unless and until each of the following conditions have been satisfied or duly waived pursuant to Section IX.D hereof:

         1. The Confirmation Order shall (a) be in form and substance reasonably acceptable to the Debtors, Monsanto, Pharmacia (solely with respect to provisions directly affecting Pharmacia), the Prepetition Indenture Trustee and the Ad Hoc Notes Committee (solely with respect to provisions directly affecting the Prepetition Indenture Trustee, the 2027 Notes or the 2037 Notes), the Equity Committee (solely with respect to provisions directly affecting Holders of Equity Interests) and the Creditors' Committee, (b) be consistent with the terms described in Section IX.A hereof, and (c) have been entered by the Bankruptcy Court.

         2. All actions, documents, instruments, and agreements necessary to implement and effectuate the Plan, including the New Certificates of Incorporation, the New By-laws and the Plan Documents, shall have been taken or executed and delivered, as the case may be, and each agreement shall be reasonably acceptable to Monsanto and the Creditors' Committee.

         3. The Debtors shall have received all authorizations, consents, regulatory approvals, rulings or documents that are necessary to implement and effectuate the Plan.

         4. The initial boards of directors of the Reorganized Debtors shall have been appointed.

         5. The Debtors shall have entered into the Exit Facility Financing reasonably acceptable to the Creditors' Committee and Monsanto.

         6.       The Retiree Approval Order shall have become a Final Order.

         7. If the issuance or Distribution of any New Common Stock to Monsanto hereunder is subject to notification requirements under the HSR Act, any waiting period relating to such notification shall have expired or otherwise been terminated.

         8. The Disputed General Unsecured Claims Reserve shall have been established and all unliquidated General Unsecured Claims shall have been estimated for Distribution purposes pursuant to section 502(c) of the Bankruptcy Code, disallowed or fixed by an agreement between the Debtors and any relevant Holders of General Unsecured Claims, which agreement shall have been approved by the Bankruptcy Court.

         9.       The Confirmation Order shall have become a Final Order.

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

         10. The Chocolate Bayou Settlement shall have been executed and shall have received all necessary approvals.

         11. The Monsanto Settlement Agreement shall have received all necessary approvals.

         12. The Rights Offering shall have been fully funded, and from the proceeds of the Rights Offering, $175 million shall have been used to fund the Retiree Trust (as defined in the Retiree Settlement Agreement) and $75 million shall have been used to fund Funding Co.

         13. The order of the Bankruptcy Court, which may be included in the Confirmation Order, approving the Global Settlement shall have become a Final Order.

         14. The Equity Committee Adversary Proceeding, including any appeals related thereto, shall have been dismissed or withdrawn with prejudice.

         15. The Prepetition Indenture Trustee Adversary Proceeding, including any appeals related thereto, shall have been dismissed or withdrawn with prejudice.

C. EFFECT OF FAILURE OF CONDITIONS

         If the Consummation of the Plan does not occur, the Plan shall be null and void in all respects and nothing contained in the Plan or the Disclosure Statement shall: (1) constitute a waiver or release of any Claims by or against, or any Equity Interests in, the Debtors; (2) prejudice in any manner the rights of the Debtors or any creditors; or (3) constitute an admission, acknowledgment, offer or undertaking by the Debtors or any creditors in any respect.

D. WAIVER OF CONDITIONS

         Each of the Debtors, Monsanto, Pharmacia (solely with respect to provisions directly affecting Pharmacia), the Prepetition Indenture Trustee (solely with respect to provisions directly affecting the Prepetition Indenture Trustee, the 2027 Notes or the 2037 Notes), the Creditors' Committee, and the Retirees' Committee (solely with respect to Section IX.B.12 hereof), may waive, with the consent of each of such other parties, one or more of the conditions precedent to Confirmation or Consummation set forth in Sections IX.A and IX.B hereof.

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

                                  ARTICLE X

               INJUNCTIONS, RELEASES, EXCULPATION AND DISCHARGE

A. INJUNCTIONS

         1. DEBTORS' INJUNCTION

         ALL INJUNCTIONS OR STAYS PROVIDED FOR IN THE CHAPTER 11 CASES PURSUANT TO SECTIONS 105 AND/OR 362 OF THE BANKRUPTCY CODE OR OTHERWISE AND IN EFFECT ON THE CONFIRMATION DATE, SHALL REMAIN IN FULL FORCE AND EFFECT UNTIL THE EFFECTIVE DATE. SUBJECT TO THE OCCURRENCE OF THE EFFECTIVE DATE, THE CONFIRMATION ORDER SHALL PERMANENTLY ENJOIN ALL PERSONS, INCLUDING PHARMACIA AND MONSANTO, THAT HAVE HELD, CURRENTLY HOLD OR MAY HOLD A CLAIM, INCLUDING A LEGACY SITE CLAIM, AGAINST OR AN EQUITY INTEREST IN THE DEBTORS FROM TAKING ANY OF THE FOLLOWING ACTIONS BASED ON SUCH CLAIM OR EQUITY INTEREST, WHETHER DIRECTLY, INDIRECTLY, DERIVATIVELY, CONTRACTUALLY, STATUTORILY OR OTHERWISE, OTHER THAN PHARMACIA'S, MONSANTO'S AND OTHER PARTIES' RIGHTS TO ENFORCE THE TERMS OF THE PLAN, THE MONSANTO SETTLEMENT AGREEMENT OR THE PLAN DOCUMENTS:
(A) COMMENCING, CONDUCTING OR CONTINUING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY SUIT, ACTION OR OTHER PROCEEDING OF ANY KIND AGAINST ANY OR ALL OF THE DEBTORS OR THE REORGANIZED DEBTORS, OR THEIR RESPECTIVE PROPERTY OR ASSETS; (B) ENFORCING, LEVYING, ATTACHING, COLLECTING OR OTHERWISE RECOVERING IN ANY MANNER OR BY ANY MEANS, WHETHER DIRECTLY OR INDIRECTLY, ANY JUDGMENT, AWARD, DECREE OR ORDER AGAINST ANY OR ALL OF THE DEBTORS, THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY OR ASSETS; (C) CREATING, PERFECTING OR ENFORCING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY LIEN AGAINST ANY OR ALL OF THE DEBTORS, THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY OR ASSETS; (D) EXERCISING ANY SETOFF, RIGHT OF SUBROGATION OR RECOUPMENT OF ANY KIND, DIRECTLY OR INDIRECTLY, AGAINST ANY DEBT, LIABILITY OR OBLIGATION DUE TO THE DEBTORS, THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY; OR (E) PROCEEDING IN ANY MANNER IN ANY PLACE WHATSOEVER THAT DOES NOT CONFORM TO OR COMPLY WITH OR IS INCONSISTENT WITH THE PROVISIONS OF THE PLAN; PROVIDED,
                                                                --------
HOWEVER, THAT THE TERMS OF THIS INJUNCTION SHALL NOT PREVENT THE REORGANIZED
-------
DEBTORS, MONSANTO, PHARMACIA, THE PREPETITION INDENTURE TRUSTEE, HOLDERS OF ALLOWED CLAIMS, OR, UNTIL DISSOLVED, THE CREDITORS' COMMITTEE, THE RETIREES' COMMITTEE AND THE EQUITY COMMITTEE FROM ENFORCING THE TERMS OF THIS PLAN AND TO THE EXTENT THAT SUCH PARTIES ARE PARTIES TO, OR ARE BENEFICIARIES OF, THE PLAN DOCUMENTS, THE PLAN DOCUMENTS (OTHER THAN WITH RESPECT TO THE MONSANTO SETTLEMENT AGREEMENT), NOTWITHSTANDING THE FOREGOING, THE REORGANIZED DEBTORS, MONSANTO AND PHARMACIA SHALL NOT BE ENJOINED FROM ENFORCING THE TERMS OF THE MONSANTO SETTLEMENT AGREEMENT; PROVIDED, FURTHER, HOWEVER, THAT TERMS OF THE
                               --------  -------  -------
INJUNCTION SHALL NOT PREVENT THE HOLDERS OF TORT CLAIMS, NRD CLAIMS OR CLAIMS, CAUSES OF ACTION, OR RIGHTS RELATING TO ENVIRONMENTAL LIABILITY ARISING FROM THE RETAINED SITES OR THE SHARED SITES FROM EXERCISING THEIR RIGHTS AGAINST REORGANIZED SOLUTIA WITH RESPECT THERETO.

         2. MONSANTO/PHARMACIA INJUNCTION

         SUBJECT TO THE OCCURRENCE OF THE EFFECTIVE DATE, AND BASED ON THE MONSANTO CONTRIBUTION AND THE PHARMACIA CONTRIBUTION, THE CONFIRMATION ORDER SHALL PERMANENTLY ENJOIN ALL PERSONS, INCLUDING THE PLAINTIFFS (AND ANY MEMBERS OF A CLASS RAISING THE SAME OR SIMILAR CLAIMS) IN THE MATTERS ENTITLED WALKER V. MONSANTO COMPANY PENSION PLAN, NO. 04-CV-436-DRH, SCHARRINGHAUSEN V. SOLUTIA INC. EMPLOYEES' PENSION PLAN, NO. 3:06CV00099 AND COMPLAINANTS IN LARRY PROBST V. MONSANTO COMPANY AND SOLUTIA, INC, EEOC CHARGE NOS. 280 A 00618 THROUGH 280 A 00652, BUT NOT PHARMACIA AND MONSANTO, THAT HAVE HELD, CURRENTLY HOLD OR MAY HOLD A CLAIM AGAINST PHARMACIA OR MONSANTO RELATING TO ANY OF THE DEBTORS, INCLUDING A LEGACY CLAIM, WHETHER SUCH CLAIM IS REDUCED TO JUDGMENT OR NOT, LIQUIDATED OR UNLIQUIDATED, CONTINGENT OR NONCONTINGENT, ASSERTED OR

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

UNASSERTED, FIXED OR NOT, MATURED OR UNMATURED, DISPUTED OR UNDISPUTED, LEGAL OR EQUITABLE, KNOWN OR UNKNOWN, FROM TAKING ANY OF THE FOLLOWING ACTIONS RELATED TO SUCH CLAIM, WHETHER DIRECTLY, INDIRECTLY, DERIVATIVELY, CONTRACTUALLY, STATUTORILY OR OTHERWISE: (A) COMMENCING, CONDUCTING OR CONTINUING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY SUIT, ACTION OR OTHER PROCEEDING OF ANY KIND AGAINST MONSANTO OR PHARMACIA, THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, REPRESENTATIVES, PROFESSIONALS, ADVISORS, EMPLOYEE BENEFIT PLANS, OR ANY OF THEIR RESPECTIVE PROPERTY OR ASSETS; (B) ENFORCING, LEVYING, ATTACHING, COLLECTING OR OTHERWISE RECOVERING IN ANY MANNER OR BY ANY MEANS, WHETHER DIRECTLY OR INDIRECTLY, ANY JUDGMENT, AWARD, DECREE OR ORDER AGAINST MONSANTO OR PHARMACIA, THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, REPRESENTATIVES, PROFESSIONALS, ADVISORS, EMPLOYEE BENEFIT PLANS, OR ANY OF THEIR RESPECTIVE PROPERTY OR ASSETS; (C) CREATING, PERFECTING OR ENFORCING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY LIEN AGAINST MONSANTO OR PHARMACIA, THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, REPRESENTATIVES, PROFESSIONALS, ADVISORS, EMPLOYEE BENEFIT PLANS, OR ANY OF THEIR RESPECTIVE PROPERTY OR ASSETS; (D) ASSERTING ANY SETOFF, RIGHT OF SUBROGATION OR RECOUPMENT OF ANY KIND, DIRECTLY OR INDIRECTLY, AGAINST ANY DEBT, LIABILITY OR OBLIGATION DUE TO MONSANTO OR PHARMACIA; AND (E) PROCEEDING IN ANY MANNER IN ANY PLACE WHATSOEVER THAT DOES NOT CONFORM TO OR COMPLY WITH OR IS INCONSISTENT WITH THE PROVISIONS OF THE PLAN; PROVIDED, HOWEVER, THAT
                                                    --------  -------
THE TERMS OF THIS INJUNCTION SHALL NOT PREVENT THE REORGANIZED DEBTORS, MONSANTO, PHARMACIA, THE PREPETITION INDENTURE TRUSTEE, HOLDERS OF ALLOWED CLAIMS, OR, UNTIL DISSOLVED, THE CREDITORS' COMMITTEE, THE RETIREES' COMMITTEE AND THE EQUITY COMMITTEE FROM ENFORCING THE TERMS OF THIS PLAN AND TO THE EXTENT THAT SUCH PARTIES ARE PARTIES TO, OR ARE BENEFICIARIES OF, THE PLAN DOCUMENTS, THE PLAN DOCUMENTS (OTHER THAN WITH RESPECT TO THE MONSANTO SETTLEMENT AGREEMENT), NOTWITHSTANDING THE FOREGOING, THE REORGANIZED DEBTORS, MONSANTO AND PHARMACIA SHALL NOT BE ENJOINED FROM ENFORCING THE TERMS OF THE MONSANTO SETTLEMENT AGREEMENT; PROVIDED, FURTHER, HOWEVER, THAT TERMS OF THIS
                               --------  -------  -------
INJUNCTION SHALL NOT PREVENT (X) THE HOLDERS OF TORT CLAIMS, NRD CLAIMS, CLAIMS, CAUSES OF ACTION, OR RIGHTS RELATING TO ENVIRONMENTAL LIABILITY FROM EXERCISING THEIR RIGHTS AGAINST MONSANTO, PHARMACIA OR ANY OF THEIR RESPECTIVE AFFILIATES WITH RESPECT THERETO, OR (Y) ANY PARTY FROM ASSERTING ANY CAUSE OF ACTION AGAINST MONSANTO OR PHARMACIA OR ANY OF THEIR RESPECTIVE AFFILIATES ARISING IN TORT FOR PERSONAL INJURY OR PROPERTY DAMAGE ARISING FROM THE EXPOSURE TO CHEMICALS OR OTHER SUBSTANCES.

B. RELEASES

         The following releases are hereby granted pursuant to the Plan and the Confirmation Order:

         1. RELEASES BY THE DEBTORS

                  AS OF THE EFFECTIVE DATE, FOR GOOD AND VALUABLE CONSIDERATION, THE ADEQUACY OF WHICH IS HEREBY CONFIRMED, THE DEBTORS, THEIR ESTATES AND THE REORGANIZED DEBTORS WILL BE DEEMED TO FOREVER RELEASE, WAIVE AND DISCHARGE ALL CLAIMS, OBLIGATIONS, SUITS, JUDGMENTS, DAMAGES, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION AND LIABILITIES WHETHER DIRECT OR DERIVATIVE, LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, MATURED OR UNMATURED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THEN EXISTING OR THEREAFTER ARISING, IN LAW, EQUITY OR OTHERWISE THAT ARE BASED IN WHOLE OR IN PART ON ANY ACT, OMISSION, TRANSACTION, EVENT OR OTHER OCCURRENCE TAKING PLACE ON OR PRIOR TO EFFECTIVE DATE IN ANY WAY RELATING TO THE DEBTORS, THE CHAPTER 11 CASES, THE PLAN, OR THE DISCLOSURE STATEMENT, INCLUDING ANY SUCH CLAIMS, OBLIGATIONS, SUITS, JUDGMENTS, DAMAGES, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION AND LIABILITIES ARISING OUT OF OR IN CONNECTION WITH RELEASE OF HAZARDOUS SUBSTANCES, OTHER TYPES OF CONTAMINATION OR OTHER ENVIRONMENTAL MATTERS (INCLUDING CLAIMS UNDER CERCLA OR SIMILAR ENVIRONMENTAL LAWS) ARISING OUT OF OR IN CONNECTION WITH ANY ASSETS TRANSFERRED OR DEBTS, LIABILITIES, GUARANTEES, ASSURANCES, COMMITMENTS OR OBLIGATIONS ASSUMED PURSUANT TO THE DISTRIBUTION AGREEMENT OR OTHER TRANSACTIONS OCCURRING IN CONNECTION WITH THE DISTRIBUTION AGREEMENT, AND THAT COULD HAVE BEEN ASSERTED AT ANY TIME, PAST OR PRESENT OR

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FUTURE BY OR ON BEHALF OF THE DEBTORS, OR THEIR ESTATES AGAINST (A) THE
CURRENT OR FORMER REPRESENTATIVES, DIRECTORS, AND OFFICERS OF THE DEBTORS AND THE DEBTORS' AGENTS, ADVISORS AND PROFESSIONALS, IN EACH CASE IN THEIR CAPACITY AS SUCH, (B) THE CURRENT AND FORMER MEMBERS OF THE CREDITORS' COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE CREDITORS' COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (C) THE CURRENT AND FORMER MEMBERS OF THE AD HOC TRADE COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE AD HOC TRADE COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (D) THE CURRENT AND FORMER MEMBERS OF THE AD HOC NOTES COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE AD HOC NOTES COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (E) THE CURRENT AND FORMER MEMBERS OF THE EQUITY COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE EQUITY COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH,
(F) THE CURRENT AND FORMER MEMBERS OF THE RETIREES' COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE RETIREES' COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (G) THE PREPETITION INDENTURE TRUSTEE AND THE ADVISORS AND ATTORNEYS FOR THE PREPETITION INDENTURE TRUSTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (H) MONSANTO, (I) PHARMACIA, (J) ANY EMPLOYEE BENEFIT PLANS OF MONSANTO OR PHARMACIA, AND (K) THE RESPECTIVE AFFILIATES AND CURRENT OR FORMER REPRESENTATIVES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, MEMBERS, DIRECT AND INDIRECT SHAREHOLDERS, ADVISORS, ATTORNEYS AND PROFESSIONALS OF THE FOREGOING, IN EACH CASE IN THEIR CAPACITY AS SUCH; PROVIDED, HOWEVER, THAT THE TERMS OF
                                        --------  -------
THIS RELEASE SHALL NOT PREVENT THE REORGANIZED DEBTORS FROM ENFORCING THE TERMS OF THIS PLAN AND THE PLAN DOCUMENTS; PROVIDED, FURTHER, HOWEVER, THAT
                                           --------  -------  -------
WITH RESPECT TO FORMER DIRECTORS AND OFFICERS OF THE DEBTORS, NOTHING IN THIS PARAGRAPH SHALL BE CONSTRUED TO RELEASE SUCH FORMER DIRECTORS AND OFFICERS FROM CLAIMS FOR FRAUD, GROSS NEGLIGENCE, WILLFUL MISCONDUCT, CRIMINAL CONDUCT, VIOLATION OF FIDUCIARY DUTY, INCLUDING THE UNAUTHORIZED USE OF CONFIDENTIAL INFORMATION, THAT CAUSES DAMAGES OR FOR PERSONAL GAIN, TO (AND ONLY TO) THE EXTENT SUCH PERSONS ARE NOT EXCULPATED THEREFROM BY ANY PROVISION OF APPLICABLE LAW OR ANY CERTIFICATE OF INCORPORATION OR SIMILAR ORGANIZATIONAL DOCUMENT OF SOLUTIA, REORGANIZED SOLUTIA, ANY OTHER DEBTOR OR ANY OTHER REORGANIZED DEBTOR, OR ULTRA VIRES ACTS.

         2. RELEASES BY HOLDERS OF CLAIMS AND EQUITY INTERESTS

                  AS OF THE EFFECTIVE DATE, EACH HOLDER OF A CLAIM OR EQUITY INTEREST SHALL BE DEEMED TO FOREVER RELEASE, WAIVE AND DISCHARGE ALL CLAIMS OR EQUITY INTERESTS, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION OR LIABILITIES, WHETHER DIRECT OR DERIVATIVE, LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, MATURED OR UNMATURED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THEN EXISTING OR THEREAFTER ARISING, IN LAW, EQUITY OR OTHERWISE THAT ARE BASED IN WHOLE OR IN PART ON ANY ACT OR OMISSION, TRANSACTION, EVENT OR OTHER OCCURRENCE TAKING PLACE ON OR PRIOR TO THE EFFECTIVE DATE RELATING TO THE DEBTORS, THE CHAPTER 11 CASES, THE PLAN, THE DISCLOSURE STATEMENT OR ANY EMPLOYEE BENEFIT PLANS ADMINISTERED BY OR ON BEHALF OF SOLUTIA, OR ANY LEGACY CLAIM OR LEGACY SITE CLAIMS OR OTHER OBLIGATIONS ASSUMED BY SOLUTIA UNDER THE DISTRIBUTION AGREEMENT, BUT NOT INCLUDING CLAIMS FOR ENVIRONMENTAL LIABILITY WHICH ARE RELATED TO RETAINED SITES OR SHARED SITES, AGAINST (A) THE CURRENT OR FORMER REPRESENTATIVES, DIRECTORS, OFFICERS AND EMPLOYEES OF THE DEBTORS,
(B) THE DEBTORS' AGENTS, ADVISORS AND PROFESSIONALS, IN EACH CASE IN THEIR CAPACITY AS SUCH, (C) THE CURRENT AND FORMER MEMBERS OF THE CREDITORS' COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE CREDITORS' COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (D) THE CURRENT AND FORMER MEMBERS OF THE AD HOC TRADE COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE AD HOC TRADE COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (E) THE CURRENT AND FORMER MEMBERS OF THE AD HOC NOTES COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE AD HOC NOTES COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (F) THE CURRENT AND FORMER MEMBERS OF THE EQUITY COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE EQUITY COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH,
(G) THE CURRENT AND FORMER MEMBERS OF THE RETIREES' COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE RETIREES' COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (H) THE PREPETITION INDENTURE TRUSTEE AND THE ADVISORS AND ATTORNEYS FOR THE PREPETITION INDENTURE TRUSTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (I) MONSANTO, (J) PHARMACIA, AND (K) THE RESPECTIVE AFFILIATES AND CURRENT OR FORMER REPRESENTATIVES,


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OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, MEMBERS, DIRECT AND INDIRECT
SHAREHOLDERS, ADVISORS, EMPLOYEE BENEFIT PLANS, ATTORNEYS AND PROFESSIONALS OF THE FOREGOING, IN EACH CASE IN THEIR CAPACITY AS SUCH. NOTWITHSTANDING THE FOREGOING, (I) THE HOLDERS OF TORT CLAIMS SHALL NOT BE DEEMED TO RELEASE THE DEBTORS OR ANY OF THEIR RESPECTIVE AFFILIATES ON ACCOUNT OF ANY LIABILITY ARISING FROM OR RELATED TO THE TORT CLAIMS AND (II) THE HOLDERS OF TORT CLAIMS AND THE HOLDERS OF LEGACY SITE CLAIMS, AS A RESULT OF THE MONSANTO SETTLEMENT AGREEMENT, SHALL NOT BE DEEMED TO RELEASE MONSANTO OR PHARMACIA OR ANY OF THEIR RESPECTIVE AFFILIATES ON ACCOUNT OF ANY LIABILITY ARISING FROM OR RELATED TO THE TORT CLAIMS, OR MONSANTO OR PHARMACIA ON ACCOUNT OF THE LEGACY SITE CLAIMS. FURTHERMORE, THE HOLDERS OF NRD CLAIMS SHALL NOT BE DEEMED TO RELEASE THE DEBTORS, MONSANTO OR PHARMACIA ON ACCOUNT OF ANY LIABILITY ARISING FROM OR RELATED TO THE NRD CLAIMS. IN ADDITION, AS PROVIDED IN SECTION XII.C. HERETO, GOVERNMENTAL ENTITIES SHALL NOT BE DEEMED TO RELEASE MONSANTO OR PHARMACIA ON ACCOUNT OF ANY CLAIMS, CAUSES OF ACTION, OR RIGHTS; PROVIDED,
                                                                 --------
HOWEVER, THAT THE TERMS OF THIS RELEASE SHALL NOT PREVENT MONSANTO OR
-------
PHARMACIA FROM ENFORCING THE TERMS OF THIS PLAN AND THE PLAN DOCUMENTS; PROVIDED, FURTHER, HOWEVER, THAT NOTHING IN THIS PARAGRAPH SHALL AFFECT THE
--------  -------  -------
RIGHTS, DEFENSES, OBLIGATIONS OR CLAIMS ARISING BETWEEN MONSANTO AND PHARMACIA, INCLUDING RIGHTS, DEFENSES, OBLIGATIONS OR CLAIMS ARISING FROM OR EXISTING UNDER THE SEPARATION AGREEMENT; PROVIDED, FURTHER STILL, HOWEVER,
                                         --------  ------- -----  -------
THAT WITH RESPECT TO FORMER DIRECTORS AND OFFICERS OF THE DEBTORS, NOTHING IN THIS PARAGRAPH SHALL BE CONSTRUED TO RELEASE SUCH FORMER DIRECTORS AND OFFICERS FROM CLAIMS FOR FRAUD, GROSS NEGLIGENCE, WILLFUL MISCONDUCT, CRIMINAL CONDUCT, VIOLATION OF FIDUCIARY DUTY, INCLUDING THE UNAUTHORIZED USE OF CONFIDENTIAL INFORMATION, THAT CAUSES DAMAGES OR FOR PERSONAL GAIN, TO (AND ONLY TO) THE EXTENT SUCH PERSONS ARE NOT EXCULPATED THEREFROM BY ANY PROVISION OF APPLICABLE LAW OR ANY CERTIFICATE OF INCORPORATION OR SIMILAR ORGANIZATIONAL DOCUMENT OF SOLUTIA, REORGANIZED SOLUTIA, ANY OTHER DEBTOR OR ANY OTHER REORGANIZED DEBTOR, OR ULTRA VIRES ACTS; AND PROVIDED, EVEN FURTHER
                                                       --------  ---- -------
STILL, HOWEVER, THAT THE TERMS OF THIS RELEASE SHALL NOT APPLY TO CLAIMS FOR
-----  -------
BREACHES OF FIDUCIARY DUTY, AS SUCH TERM IS DEFINED UNDER ERISA, WITH RESPECT TO THE SIP PLAN AGAINST ANY ERISA FIDUCIARIES IF SUCH RELEASE WOULD BE PROHIBITED BY ERISA.

         3. RETIREE RELEASE AND INJUNCTION



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                  AS OF THE EFFECTIVE DATE, THE RETIREES' COMMITTEE, ITS
MEMBERS AND PROFESSIONALS, THE RETIREES AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, HEIRS, EXECUTORS, ADMINISTRATORS SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RETIREE PARTIES") SHALL HEREBY BE DEEMED TO HAVE RELEASED AND DISCHARGED THE DEBTORS, MONSANTO, PHARMACIA, ANY EMPLOYEE BENEFIT PLANS OF MONSANTO OR PHARMACIA, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES, SUCCESSORS, ASSIGNS, REPRESENTATIVES, AGENTS, ADVISORS AND PROFESSIONALS (COLLECTIVELY, THE "RELEASED PARTIES") FROM, AND THE CONFIRMATION ORDER AND THE RETIREE SETTLEMENT ORDER SHALL OPERATE AS AN INJUNCTION AGAINST, THE COMMENCEMENT OR CONTINUATION OF ANY ACTION, THE EMPLOYMENT OF PROCESS, OR ANY ACT TO COLLECT, RECOVER OR OFFSET, ANY "CLAIM" (AS DEFINED IN SECTION 101(5) OF THE BANKRUPTCY CODE) AND ANY "DEBT" (AS THAT TERM IS DEFINED IN SECTION 101(12) OF THE BANKRUPTCY CODE), RELATED TO "RETIREE BENEFITS" (AS DEFINED IN SECTION 1114(A) OF THE BANKRUPTCY CODE), INCLUDING THE PARTIAL RESERVATION OF CLAIMS IN THE CLASS ACTION SETTLEMENT APPROVED BY THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF FLORIDA, PENSACOLA DIVISION, IN SOLUTIA INC. V. FORSBERG, NO. 3:98CV237, WHETHER SUCH CLAIM IS REDUCED TO JUDGMENT OR NOT, LIQUIDATED OR UNLIQUIDATED, CONTINGENT OR NONCONTINGENT, ASSERTED OR UNASSERTED, FIXED OR NOT, MATURED OR UNMATURED, DISPUTED OR UNDISPUTED, LEGAL OR EQUITABLE, KNOWN OR UNKNOWN THAT THE RETIREE PARTIES HAD, HAVE OR MAY HAVE AGAINST THE RELEASED PARTIES; PROVIDED, HOWEVER,
                                                            --------  -------
THAT THE FOREGOING SHALL NOT RELEASE AND DISCHARGE (A) THE REORGANIZED DEBTORS FROM THE PERFORMANCE OF THEIR OBLIGATIONS UNDER THE RETIREE SETTLEMENT AGREEMENT OR (B) MONSANTO FROM THE PERFORMANCE OF ITS OBLIGATIONS UNDER THE RETIREE SETTLEMENT AGREEMENT.

C. EXCULPATION AND LIMITATION OF LIABILITY

         EXCEPT AS PROVIDED IN THE PLAN OR THE CONFIRMATION ORDER, NONE OF THE DEBTORS, MONSANTO, PHARMACIA, THE CREDITORS' COMMITTEE NOR THE CURRENT OR FORMER INDIVIDUAL MEMBERS THEREOF, THE RETIREES' COMMITTEE NOR THE CURRENT INDIVIDUAL MEMBERS THEREOF, THE AD HOC TRADE COMMITTEE NOR THE CURRENT INDIVIDUAL MEMBERS THEREOF, THE AD HOC NOTES COMMITTEE NOR THE CURRENT INDIVIDUAL MEMBERS THEREOF, THE PREPETITION INDENTURE TRUSTEE, THE EQUITY COMMITTEE NOR THE CURRENT INDIVIDUAL MEMBERS THEREOF, NOR ANY OF THEIR RESPECTIVE PRESENT MEMBERS, REPRESENTATIVES, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, ADVISORS, ATTORNEYS, AFFILIATES OR AGENTS ACTING IN SUCH CAPACITY, SHALL HAVE OR INCUR ANY LIABILITY TO, OR BE SUBJECT TO ANY RIGHT OF ACTION BY, ANY HOLDER OF A CLAIM, INCLUDING, BUT NOT LIMITED TO, A LEGACY CLAIM, OR AN EQUITY INTEREST, OR ANY OTHER PARTY IN INTEREST, OR ANY OF THEIR RESPECTIVE AGENTS, DIRECT OR INDIRECT SHAREHOLDERS, EMPLOYEES, REPRESENTATIVES, FINANCIAL ADVISORS, ATTORNEYS OR AFFILIATES, OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS, FOR ANY ACT OR OMISSION IN CONNECTION WITH, RELATING TO, OR ARISING OUT OF, THE CHAPTER 11 CASES, THE PURSUIT OF CONFIRMATION OF THE PLAN, THE CONSUMMATION OF THE PLAN, OR THE ADMINISTRATION OF THE PLAN OR THE PROPERTY TO BE DISTRIBUTED UNDER THE PLAN, EXCEPT FOR THEIR WILLFUL MISCONDUCT, CRIMINAL CONDUCT, MISUSE OF CONFIDENTIAL INFORMATION THAT CAUSES DAMAGES, FRAUD, ULTRA VIRES ACTS OR GROSS NEGLIGENCE, AND IN ALL RESPECTS SHALL BE ENTITLED TO RELY REASONABLY UPON THE ADVICE OF COUNSEL WITH RESPECT TO THEIR DUTIES AND RESPONSIBILITIES UNDER THE PLAN; PROVIDED,
                                                             --------
HOWEVER, THAT NOTHING IN THIS PARAGRAPH SHALL AFFECT THE RIGHTS, DEFENSES,
-------
OBLIGATIONS OR CLAIMS ARISING BETWEEN MONSANTO AND PHARMACIA; AND PROVIDED,
                                                                  --------
FURTHER, HOWEVER, THAT THE TERMS OF THIS EXCULPATION SHALL NOT APPLY TO CLAIMS
-------  -------
FOR BREACHES OF FIDUCIARY DUTY, AS SUCH TERM IS DEFINED UNDER ERISA, WITH RESPECT TO THE SIP PLAN AGAINST ANY ERISA FIDUCIARIES IF SUCH EXCULPATION WOULD BE PROHIBITED BY ERISA.

D. DISCHARGE OF CLAIMS AND TERMINATION OF EQUITY INTERESTS

         EXCEPT AS PROVIDED IN THIS PLAN, THE PLAN DOCUMENTS OR THE CONFIRMATION ORDER, PURSUANT TO SECTION 1141(D) OF THE BANKRUPTCY CODE, (1) THE RIGHTS AFFORDED UNDER THE PLAN AND THE TREATMENT OF ALL CLAIMS, INCLUDING THE LEGACY SITE CLAIMS, AND EQUITY INTERESTS SHALL BE IN EXCHANGE FOR AND IN COMPLETE SATISFACTION, DISCHARGE AND RELEASE OF SUCH CLAIMS AND EQUITY INTERESTS OF ANY NATURE WHATSOEVER, INCLUDING ANY INTEREST ACCRUED ON SUCH CLAIMS FROM AND AFTER THE PETITION DATE, AGAINST


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

ANY DEBTOR OR ANY OF THEIR ASSETS OR PROPERTIES, (2) ON THE EFFECTIVE DATE, ALL SUCH CLAIMS AND EQUITY INTERESTS IN, ANY DEBTOR SHALL BE SATISFIED, DISCHARGED AND RELEASED IN FULL AND (3) ALL PERSONS AND ENTITIES SHALL BE PRECLUDED FROM ASSERTING AGAINST THE REORGANIZED DEBTORS AND THEIR RESPECTIVE SUCCESSORS OR THEIR ASSETS OR PROPERTIES ANY OTHER OR FURTHER SUCH CLAIMS OR EQUITY INTERESTS BASED UPON ANY ACT OR OMISSION, TRANSACTION OR OTHER ACTIVITY OF ANY KIND OR NATURE THAT OCCURRED PRIOR TO THE EFFECTIVE DATE; PROVIDED,
                                                                 --------
HOWEVER, THAT THE REORGANIZED DEBTORS SHALL NOT RECEIVE A DISCHARGE, RELEASE
-------
OR SATISFACTION FROM TORT CLAIMS, NRD CLAIMS OR ANY ENVIRONMENTAL LIABILITY OR ENVIRONMENTAL LIABILITY COSTS RELATED TO THE RETAINED SITES OR THE SHARED SITES; PROVIDED, FURTHER, HOWEVER, THAT NOTHING IN THE PLAN SHALL DISCHARGE,
       --------  -------  -------
RELEASE OR SATISFY ANY LIABILITIES TO A GOVERNMENTAL ENTITY OF THE DEBTORS, OR REORGANIZED DEBTORS, AS THE CASE MAY BE, ARISING AFTER THE CONFIRMATION DATE OR THAT IS NOT OTHERWISE A CLAIM WITHIN THE MEANING OF SECTION 101(5) OF THE BANKRUPTCY CODE, NOR SHALL THE PLAN PRECLUDE A GOVERNMENTAL ENTITY FROM ASSERTING ANY SUCH LIABILITIES AGAINST THE REORGANIZED DEBTORS AND NOTHING IN THE PLAN SHALL DISCHARGE, RELEASE OR SATISFY ANY LIABILITY TO A GOVERNMENTAL ENTITY UNDER APPLICABLE ENVIRONMENTAL LAWS THAT A REORGANIZED DEBTOR OR ANY OTHER PERSON OR ENTITY MAY HAVE AS THE OWNER OR OPERATOR OF REAL PROPERTY ON AND AFTER THE CONFIRMATION DATE; PROVIDED, FURTHER STILL, HOWEVER, THAT
                                 --------  ------- -----  -------
NOTHING IN THE PLAN SHALL ADVERSELY AFFECT IN ANY WAY THE RIGHTS AND REMEDIES OF THE UNITED STATES WITH RESPECT TO THE ANNISTON PARTIAL CONSENT DECREE (C.V. -01-PT-0749-E, EFFECTIVE AUGUST 4, 2003), NOR SHALL ANYTHING IN THE PLAN DIVEST OR LIMIT THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ALABAMA OVER SUCH ANNISTON PARTIAL CONSENT DECREE, WHICH SHALL SURVIVE THE CHAPTER 11 CASES AND MAY BE ENFORCED IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ALABAMA AND NOTHING IN THE PLAN SHALL ADVERSELY AFFECT IN ANY WAY THE RIGHTS AND REMEDIES OF THE UNITED STATES WITH RESPECT TO THE ADMINISTRATIVE ORDERS RELATING TO THE SAUGET, ILLINOIS AREA 1 AND AREA 2 SITES, V-W-99-C-554, EFFECTIVE JANUARY 21, 1999; V-W-99-C-554, ISSUED MAY 31, 2000; V-W-01-C-622, EFFECTIVE NOVEMBER 24, 2000;
AND V-W-02-C-716, ISSUED SEPTEMBER 30, 2002), WHICH SHALL SURVIVE THE CHAPTER 11 CASES AND MAY BE ENFORCED IN ANY TRIBUNAL WITH JURISDICTION.





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                                  ARTICLE XI

                           RETENTION OF JURISDICTION

A. RETENTION OF JURISDICTION

         The Bankruptcy Court shall have jurisdiction of all matters arising out of, and related to, the Chapter 11 Cases and the Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

         1. To hear and determine any applications for the assumption or rejection of Executory Contracts or Unexpired Leases and the allowance of cure amounts and Claims resulting therefrom;

         2. To hear and determine any and all adversary proceedings, applications and contested matters;

         3. To hear and determine any objection to any Administrative Expense Claims, or any objection to or request to estimate any Claim;

         4. To estimate any Claim at any time, including during litigation concerning any objection to such Claim or during the pendency of any appeal relating to any such objection;

         5. To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified or vacated;

         6. To issue such orders in aid of execution and consummation of the Plan, to the extent authorized by section 1142 of the Bankruptcy Code;

         7. To consider any amendments to, or modifications of, the Plan, to cure any defect or omission or reconcile any inconsistency in any order of the Bankruptcy Court, including the Confirmation Order or in the Plan;

         8. To hear and determine all applications for compensation and reimbursement of expenses of Professionals under sections 328, 330, 331 and 503(b) of the Bankruptcy Code;

         9. To hear and determine disputes arising in connection with the interpretation, implementation or enforcement of the Plan and the Plan Documents, including the Monsanto Settlement Agreement and the Confirmation Order;

         10. To recover all assets of the Debtors and property of the Debtors' Estates, wherever located;

         11. To hear and determine all Avoidance Actions and Causes of Action that may be brought by Reorganized Solutia;

         12. To hear and determine all disputes relating to the injunctions, including the Monsanto/Pharmacia Injunction and the other releases described in Article X hereof;


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

         13. To hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code;

         14. To examine, pursuant to Bankruptcy Rule 2004, any party whose contribution is necessary to effectuate the Plan;

         15. To hear any other matter not inconsistent with the Bankruptcy Code; and

         16.      To enter a final decree or decrees closing the Chapter 11
                  Cases.






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                                 ARTICLE XII

                           MISCELLANEOUS PROVISIONS

A. BINDING EFFECT

         The Plan shall be binding upon and inure to the benefit of the Debtors, the Reorganized Debtors, all Holders of Claims and Equity Interests and their prospective successors and assigns, including all parties in interest in the Chapter 11 Cases and all Professionals.

B. PRESERVATION OF AVOIDANCE ACTIONS

         On and after the Effective Date, any and all Avoidance Actions (other than the Avoidance Action against Monsanto and Pharmacia, which shall be resolved pursuant to the terms of the settlement among Solutia, Monsanto and Pharmacia) shall be preserved and retained by the Reorganized Debtors, which shall have the exclusive right to enforce, settle and prosecute any such Avoidance Actions. Reorganized Solutia may pursue, abandon, settle or release any or all retained Avoidance Actions, as it deems appropriate, subject to the reasonable consent of Monsanto and the Creditors' Committee, if still in existence, and Bankruptcy Court approval. Any recovery received on account of an Avoidance Action may be retained by the Reorganized Debtors. Reorganized Solutia may offset any claim supporting an Avoidance Action against any payment or Distribution due to any Holder of a Claim under the Plan. In addition, if a Distribution is made in error, the Reorganized Debtors can bring an action pursuant to section 502(d) of the Bankruptcy Code to recoup such Distribution.

C. CLAIMS OF THE UNITED STATES OF AMERICA

         Nothing in this Plan and the transactions approved hereby is intended to or shall release any non-Debtor of any claims, rights or causes of action arising in favor of the United States of America, including all federal agencies, or any states thereof; provided, however, that nothing in this Plan
                                 --------  -------
or otherwise shall prevent any party from asserting defenses, counterclaims or other rights against the United States of America or any states thereof under applicable non-bankruptcy law.

D. APPLICABILITY OF SECTION 1125(e) OF THE BANKRUPTCY CODE

         The protection afforded by section 1125(e) of the Bankruptcy Code with regard to the solicitation of acceptances or rejections of the Plan and with regard to the offer, issuance, sale or purchase of the New Common Stock, or any other security, shall apply to the full extent provided by law, and the entry of the Confirmation Order shall constitute the determination by the Bankruptcy Court that the Debtors, Monsanto, the Creditors' Committee, the Retirees' Committee, the Prepetition Indenture Trustee, the Equity Committee, the Ad Hoc Trade Committee and the Ad Hoc Notes Committee and each of their respective officers, directors, partners, employees, members, agents, attorneys, accountants, financial advisors, investment bankers, dealer-managers, placement agents, and other professionals, shall have acted in good faith and in compliance with the applicable provisions of the Bankruptcy Code pursuant to section 1125(e) of the Bankruptcy Code and that the Plan has been proposed in good faith and not by any means forbidden by law.

E. DISSOLUTION OF THE CREDITORS' COMMITTEE, RETIREES' COMMITTEE AND EQUITY COMMITTEE

         On the Effective Date, the Creditors' Committee, the Retirees' Committee and the Equity Committee shall be dissolved and the members thereof shall be released and discharged of and from all


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

further authority, duties, responsibilities and obligations relating to and arising from and in connection with the Chapter 11 Cases, and the retention and employment of their attorneys or other Professionals shall terminate; provided, however, that the Creditors' Committee, the Retirees' Committee and
--------  -------
the Equity Committee shall continue to exist after such date and their professional fees and expenses shall be reimbursed by the Debtors or Reorganized Debtors, as applicable, solely with respect to applications filed with the Bankruptcy Court pursuant to sections 328, 330 and 331 of the Bankruptcy Code seeking payment of Professional Fee Claims and for any appeals related thereto; provided, further that (1) the Creditors' Committee shall
                 --------  -------
continue to exist after the Effective Date so long as there is (a) an appeal or other litigation pending in connection with the Prepetition Indenture Trustee Adversary Proceeding, the Equity Committee Adversary Proceeding, the Plan, the Confirmation Order or any proceeding that may materially affect recoveries to unsecured creditors or (b) any objection pending in connection with the payment of the professional fees and/or expenses in accordance with
Section V.B.13 of Hennigan, Bennett & Dorman LLP, counsel to the Ad Hoc Notes Committee; The Blackstone Group, financial advisor to the Ad Hoc Notes Committee; Reed Smith LLP, counsel to the Prepetition Indenture Trustee; Haynes and Boone LLP, counsel to Highland Capital Management; or Brown Rudnick Berlack Israels LLP, counsel to the Ad Hoc Trade Committee; or the expenses incurred by the Prepetition Indenture Trustee; and (2) the professional fees and expenses of the Creditors' Committee in connection with (1) above shall be reimbursed by the Debtors or Reorganized Debtors without application to the Bankruptcy Court consistent with Section V.D hereof.

F. PAYMENT OF STATUTORY FEES

         All fees payable pursuant to section 1930 of title 28 of the United States Code, shall be paid by the Debtors or the Reorganized Debtors, as applicable, for each quarter (including any fraction thereof) until the Chapter 11 Cases are converted, dismissed or closed, whichever occurs first.

G. MODIFICATION OF THE PLAN

         Subject to the limitations contained in the Plan, (1) the Debtors reserve the right, in accordance with the Bankruptcy Code and the Bankruptcy Rules, to alter, amend or modify the Plan prior to the entry of the Confirmation Order, provided, however, that any material alteration, amendment
                    --------  -------
or modification of the Plan shall be subject to the consent of Monsanto, Pharmacia (if such provision directly affects Pharmacia), the Prepetition Indenture Trustee (if such provision directly affects the Prepetition Indenture Trustee, the 2027 Notes or the 2037 Notes) and the Creditors' Committee, which shall not be unreasonably withheld, and (2) after the entry of the Confirmation Order, the Debtors and the Reorganized Debtors may, upon order of the Bankruptcy Court and with the consent of Monsanto and, unless the Creditors' Committee has been dissolved, the Creditors' Committee, which consent shall not be unreasonably withheld, amend or modify the Plan, in accordance with section 1127(b) of the Bankruptcy Code, or remedy any defect or omission or reconcile any inconsistency in the Plan in such manner as may be necessary to carry out the purpose and intent of the Plan. A Holder of a Claim that has accepted the Plan shall be deemed to have accepted the Plan as altered, amended or modified, if the proposed alteration, amendment or modification does not materially and adversely change the treatment of the Claim of such Holder.

H. SEVERABILITY

         In the event that the Bankruptcy Court determines that any provision of the Plan is invalid, void or unenforceable, such provision shall be invalid, void or unenforceable with respect to the Holder or Holders of such Claims or Equity Interests as to which the provision is determined to be invalid, void or unenforceable. The invalidity, voidness or unenforceability of any such provision shall, with the consent of the Debtors, Monsanto, the Prepetition Indenture Trustee (if such provision directly affects the

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

Prepetition Indenture Trustee, the 2027 Notes or the 2037 Notes), the Equity Committee (if such provision directly affects the Holders of Equity Interests) and the Creditors' Committee, which such consent shall not be unreasonably withheld, in no way limit or affect the enforceability and operative effect of any other provision of the Plan.

I. REVOCATION OR WITHDRAWAL OF THE PLAN

         The Debtors reserve the right to revoke or withdraw the Plan prior to the Confirmation Date; provided, however, that any such revocation or
                       --------  -------
withdrawal shall be subject to the consent of Monsanto and the Creditors' Committee, which consent shall not be unreasonably withheld. If the Debtors revoke or withdraw the Plan prior to the Confirmation Date, then the Plan shall be deemed null and void. In such event, nothing contained in the Plan shall constitute or be deemed a waiver or release of any Claims by or against the Debtors or any other Person or Entity or to prejudice in any manner the rights of the Debtors or any Person or Entity in any further proceedings involving the Debtors.

J. SECTION 1145 EXEMPTION

         Section 1145(a) of the Bankruptcy Code provides that, subject to certain limitations, certain federal, state and local requirements regarding registration of securities do not apply to securities that are offered or sold under a plan of reorganization. The New Common Stock, the Rights and the Warrants issued pursuant to the Plan on account of Allowed Claims and common stock in Solutia may be issued without "Registration" under the Securities Act to the extent permitted by section 1145 of the Bankruptcy Code, and may not be offered or sold except in compliance with the Securities Act. The Debtors have not obtained, and do not intend to obtain, a "no-action" letter from the Securities and Exchange Commission to the effect that the Securities and Exchange Commission will not take enforcement action if such New Common Stock is issued in accordance with the provisions of the Plan without registration under the Securities Act.

K. SECTION 1146 EXEMPTION

         Pursuant to section 1146(c) of the Bankruptcy Code, any transfers of property pursuant hereto shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer tax, mortgage recording tax or other similar tax or governmental assessment, and the Confirmation Order shall direct the appropriate state or local governmental officials or agents to forgo the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax, recordation fee or governmental assessment.

L. NOTICES

         All notices, requests and demands to or upon the Debtors or, on and after the Effective Date, the Reorganized Debtors, the Creditors' Committee, the Retirees' Committee, the Equity Committee, the DIP Lenders, the Office of the United States Trustee, Monsanto and Pharmacia to be effective shall be in writing and, unless otherwise expressly provided in the Plan, shall be deemed to have been duly given or made when actually delivered by messenger or overnight courier service or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

         1. THE DEBTORS AND THE REORGANIZED DEBTORS


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

                  Rosemary L. Klein, Esq. (General Counsel)
                  Solutia Inc.
                  575 Maryville Centre Dr.
                  St. Louis, MO 63141

                  Richard M. Cieri, Esq.
                  Jonathan S. Henes, Esq.
                  Kirkland & Ellis LLP
                  Citigroup Center
                  153 East 53rd Street
                  New York, NY 10022-4611
                  Fax: (212) 446-4900

                  (Counsel to the Debtors and Reorganized Debtors)

         2. THE CREDITORS' COMMITTEE

                  Daniel H. Golden, Esq.
                  Ira S. Dizengoff, Esq.
                  Akin Gump Strauss Hauer & Feld LLP
                  590 Madison Avenue
                  New York, NY 10022
                  Fax: (212) 872-1002

                  James R. Savin, Esq.
                  Akin Gump Strauss Hauer & Feld LLP
                  1333 New Hampshire Avenue N.W.
                  Washington, D.C. 20036
                  Fax: (202) 887-4288

                  (Counsel to the Creditors' Committee)

         3. THE RETIREES' COMMITTEE

                  Daniel D. Doyle, Esq.
                  Nicholas A. Franke, Esq.
                  David M. Brown, Esq.
                  Spencer Fane Britt & Browne LLP
                  1 North Brentwood Boulevard, 10th Floor
                  St. Louis, MO 63105
                  Fax: (314) 862-4656

                  R. Scott Williams, Esq.
                  Haskell Slaughter Young & Rediker, LLC
                  400 Park Place Tower
                  2001 Park Place North
                  Birmingham, AL 35203
                  Fax: (205) 324-1133

                  (Counsel to the Retirees' Committee)

         4. THE EQUITY COMMITTEE


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

                  David A. Crichlow, Esq.
                  Karen B. Dine, Esq.
                  Pillsbury Winthrop Shaw Pittman LLP
                  1540 Broadway
                  New York, NY 10036
                  Fax: (212) 858-1500

                  (Counsel to the Equity Committee)

         5. THE DIP LENDERS

                  David Jaffe
                  Citicorp USA, Inc.
                  390 Greenwich Street
                  New York, NY 10013
                  Fax: (212) 816-2613

                  Seth Jacobson, Esq.
                  Timothy R. Pohl, Esq.
                  Skadden, Arps, Slate, Meagher & Flom LLP
                  333 West Wacker Drive, Suite 2100
                  Chicago, IL 60606-1285
                  Fax: (312) 407-0411

                  (Counsel to the DIP Lenders)

         6. THE UNITED STATES TRUSTEE

                  Greg M. Zipes, Esq.
                  OFFICE OF THE UNITED STATES TRUSTEE
                  33 Whitehall Street, 21st Floor
                  New York, NY 10004
                  Fax: (212) 668-2255

         7. MONSANTO

                  David Snively, Esq. (General Counsel)
                  Monsanto Company
                  800 North Lindbergh Boulevard
                  St. Louis, MO 63167

                  John C. Longmire, Esq.
                  Willkie Farr & Gallagher LLP
                  787 Seventh Avenue
                  New York, NY 10019
                  Fax: (212) 728-8111

                  George T. Frampton, Jr., Esq.
                  Boies, Schiller & Flexner LLP
                  570 Lexington Avenue, 16th Floor
                  New York, NY 10022
                  Fax: 212-446-2350


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

                  Lloyd A. Palans, Esq.
                  Bryan Cave LLP
                  One Metropolitan Square
                  211 N. Broadway
                  St. Louis, MO 63102-2750
                  Fax: 314-259-2020

                  (Counsel to Monsanto)

         8. PHARMACIA

                  Bruce R. Zirinsky, Esq.
                  John H. Bae, Esq.
                  Cadwalader, Wickersham & Taft LLP
                  One World Financial Center
                  New York, NY 10281
                  Fax: 212-504-6666

                  (Counsel to Pharmacia)

M. GOVERNING LAW

         Except to the extent the Bankruptcy Code, the Bankruptcy Rules or other federal law is applicable, or to the extent an exhibit to the Plan provides otherwise, the rights and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law of such jurisdiction.






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






Dated:  New York, New York                  Respectfully submitted,
        October 15, 2007                    SOLUTIA INC., on behalf of itself
                                            and all of the Debtors


                                            By:  /s/ Jeffry N. Quinn
                                                ------------------------
                                            Name: Jeffry N. Quinn
                                            Title: President & Chief Executive
                                                   Officer

                                                                Exhibit 99.2.A


                             SETTLEMENT AGREEMENT

                               October 15, 2007

                                 by and among

                                 Solutia Inc.,

                               Monsanto Company,

                                      and

                                    SFC LLC

                                   TABLE OF CONTENTS

ARTICLE I DEFINITIONS.................................................................2
         Section 1.01      General....................................................2
         Section 1.02      Interpretation............................................12

ARTICLE II FUNDING CO................................................................13
         Section 2.01      Funding Co................................................13
         Section 2.02      Establishment of Accounts.................................13
         Section 2.03      Deposit of Funds..........................................14
         Section 2.04      Investment of the Funds...................................14

ARTICLE III ENVIRONMENTAL REMEDIATION................................................14
         Section 3.01      Retained Sites............................................14
         Section 3.02      Legacy Sites..............................................14
         Section 3.03      Certain Waste Sites.......................................15
         Section 3.04      Shared Sites..............................................15
         Section 3.05      Third Party Recoveries....................................21
         Section 3.06      No Admission of Liability to Other Persons................22
         Section 3.07      Cooperation...............................................22

ARTICLE IV DISBURSEMENTS.............................................................23
         Section 4.01      Disbursements.............................................23

ARTICLE V INDEMNIFICATION............................................................24
         Section 5.01      Indemnification Obligations of Solutia....................24
         Section 5.02      Indemnification Obligations of Monsanto...................25
         Section 5.03      Manner of Payment.........................................25
         Section 5.04      Indemnification Claims....................................25
         Section 5.05      Third Party Claims........................................26
         Section 5.06      Subrogation...............................................27
         Section 5.07      Subsidiary Guarantees.....................................27

ARTICLE VI CERTAIN TAX MATTERS.......................................................27
         Section 6.01      Net Operating Loss Carryforwards..........................27
         Section 6.02      Treatment of Funding Co...................................28
         Section 6.03      Treatment of Earnings of Funding Co.......................28
         Section 6.04      Distributions by Funding Co...............................28
         Section 6.05      Contribution to the Retiree Trust.........................28
         Section 6.06      Treatment of Environmental Remediation....................28
         Section 6.07      Effect of the Agreement...................................28
         Section 6.08      Cooperation...............................................29

ARTICLE VII COVENANTS................................................................29
         Section 7.01      Further Assurances........................................29
         Section 7.02      Business Combinations; Transfers of Covered Sites.........29
         Section 7.03      Cooperation and Access....................................29

                                      i



         Section 7.04      Confidentiality...........................................30
         Section 7.05      Power of Attorney.........................................31
         Section 7.06      Insurance.................................................31
         Section 7.07      Funding Co As Party Hereto................................31

ARTICLE VIII REPRESENTATIONS AND WARRANTIES..........................................32
         Section 8.01      Representations and Warranties of Monsanto................32
         Section 8.02      Representations and Warranties of Solutia.................32
         Section 8.03      Representations and Warranties of Funding Co..............33
         Section 8.04      No Additional Representations or Warranties...............33

ARTICLE IX DISPUTE RESOLUTION........................................................33
         Section 9.01      Agreement to Arbitrate....................................33
         Section 9.02      Bankruptcy Court Jurisdiction.............................34
         Section 9.03      Procedures................................................34

ARTICLE X MISCELLANEOUS..............................................................35
         Section 10.01     Effectiveness.............................................35
         Section 10.02     Expenses..................................................35
         Section 10.03     Governing Law.............................................35
         Section 10.04     Notices...................................................35
         Section 10.05     Amendment and Modification................................37
         Section 10.06     Successors and Assigns; No Third Party Beneficiaries......37
         Section 10.07     Counterparts..............................................37
         Section 10.08     Legal Enforceability......................................37
         Section 10.09     Complete Agreement........................................37

APPENDICES:

Appendix A - Retained Sites
----------
Appendix B - Legacy Sites
----------
Appendix C - Shared Sites
----------

SCHEDULES:

Schedule 8.01(d)

EXHIBITS:

Exhibit A    -    Not Used
---------
Exhibit B    -    Anniston Consent Decree
---------
Exhibit C    -    Anniston Settlement Agreement
---------
Exhibit D    -    Anniston Side Letter
---------
Exhibit E    -    Plan
---------
Exhibit F    -    Form of Services Agreement
---------
Exhibit G1   -    Form of Solutia Deferred Payment Note
----------
Exhibit G2   -    Form of Solutia Deferred NRD Note
----------
Exhibit H    -    Not Used
---------
Exhibit I    -    Environmental Committee Charter
---------
Exhibit J    -    Form of Solutia Subsidiary Guaranties
---------
Exhibit K    -    Krummrich Restricted Properties
---------
Exhibit L    -    Not Used
---------
Exhibit M    -    Form of Power of Attorney
---------
Exhibit N    -    Form of Pharmacia Indemnity Agreement
---------
Exhibit O1   -    Form of SFC LLC Charter
----------
Exhibit O2   -    Form of SFC LLC Operating Agreement
----------
Exhibit P    -    Form of Retiree Trust Agreement
---------
Exhibit Q1   -    Anniston Plant
----------
Exhibit Q2   -    Krummrich Plant
----------
Exhibit R    -    Form of Registration Rights Agreement
---------
Exhibit S    -    Distribution Agreement
---------

                             SETTLEMENT AGREEMENT
                             --------------------

         This SETTLEMENT AGREEMENT (this "Agreement") is made as of October
                                          ---------
15, 2007 by and among Solutia Inc., a Delaware corporation ("Solutia")
                                                            ---------
Monsanto Company ("Monsanto") and SFC LLC, a Delaware limited liability
                  ----------
company directly and wholly owned by Solutia ("Funding Co").

                                   RECITALS
                                   --------

         WHEREAS, Solutia was created as a subsidiary of Pharmacia Corporation, formerly known as Monsanto Company ("Pharmacia"), to operate
                                                  ---------
Pharmacia's chemicals business and was spun off to shareholders (the "Solutia
                                                                      -------
Spinoff") effective as of September 1, 1997 (the "Solutia Spinoff Date").
-------                                           --------------------

         WHEREAS, in connection with the Solutia Spinoff, Solutia and Pharmacia entered into the Distribution Agreement, setting forth the allocation of the liabilities between Solutia and Pharmacia relating to Pharmacia's historical chemicals business.

         WHEREAS, Monsanto was created as a subsidiary of Pharmacia to operate Pharmacia's agricultural business and was spun off to shareholders (the "Monsanto Spinoff") on September 1, 2000 (the "Monsanto Spinoff Date").
 ----------------                              ---------------------

         WHEREAS, in connection with the Monsanto Spinoff, Monsanto agreed to indemnify Pharmacia in the event and to the extent that Solutia failed to perform or discharge certain of its liabilities under the Distribution Agreement.

         WHEREAS, on July 1, 2002, Pharmacia, Monsanto and Solutia entered into an amendment to the Distribution Agreement, whereby Solutia agreed to indemnify Monsanto for losses suffered by Monsanto as a result of Solutia's failure or inability to fulfill its obligations to Pharmacia under the Distribution Agreement.

         WHEREAS, on December 17, 2003 (the "Petition Date"), Solutia
                                             -------------
commenced a case ("Solutia Chapter 11 Case") with the Bankruptcy Court under
                   -----------------------
chapter 11 of the Bankruptcy Code.

         WHEREAS, on February 14, 2006, Solutia originally filed a plan of reorganization with the Bankruptcy Court.

         WHEREAS, on May 16, 2007, Solutia filed its First Amended Joint Plan of Reorganization with the Bankruptcy Court.

         WHEREAS, on July 9, 2007, Solutia filed its Second Amended Joint Plan of Reorganization with the Bankruptcy Court.

         WHEREAS, on July 25, 2007, submitted its Third Amended Joint Plan of Reorganization to the Bankruptcy Court.

         WHEREAS, on August 10, 2007, Solutia submitted its Fourth Amended Joint Plan of Reorganization to the Bankruptcy Court.

         WHEREAS, on October 15, 2007, Solutia submitted its Fifth Amended Joint Plan of Reorganization to the Bankruptcy Court.

         WHEREAS, Monsanto has paid in excess of $50 million in Environmental Liability Costs with respect to the Shared Sites (as defined herein) since the Petition Date (such $50 million amount, the "Monsanto Payment").
                                             ----------------

         WHEREAS, this Agreement, the Plan and the Retiree Settlement Agreement constitute a single integrated settlement agreement, and together set forth the terms of a settlement (the "Settlement") between and among
                                          ----------
Solutia, Monsanto, Pharmacia, the Retirees' Committee, the Creditors' Committee and the Ad Hoc Trade Committee.

         WHEREAS, in connection with the Settlement, Monsanto will receive, as set forth in the Plan, up to one hundred seventy five million dollars ($175 million) in cash and/or up to seventeen percent (17%) of Solutia's New Common Stock in exchange for, among other things, Monsanto's agreement to be financially responsible for (i) the Legacy Tort Claims (as defined herein),
(ii) all Environmental Liabilities related to the Legacy Sites (as defined herein), and (iii) Monsanto's share of the Shared Payments (as defined herein).

         WHEREAS, in accordance with the Plan and the terms of this Agreement, the Distribution Agreement constitutes a prepetition, non-executory contract and, subject to the Parties' obligations under the Plan, this Agreement and the Plan Documents, is superseded and, on the Effective Date, of no further force and effect.

         WHEREAS, this Agreement, the Plan and the Plan Documents supersede the Distribution Agreement and the Settlement Agreement dated August 10, 2007 and set out the relationship among the parties hereto.

         WHEREAS, on the Effective Date, Solutia and Monsanto will enter into a registration rights agreement (the "Registration Rights Agreement")
                                      -----------------------------
substantially in the form annexed hereto as Exhibit R.

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         Section 1.01 General. As used in this Agreement, the following terms
                      -------
shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "AAA" has the meaning set forth in Section 9.03.
          ---                               ------------

         "Action" means any demand, action, suit, countersuit, arbitration,
          ------
inquiry, proceeding or investigation by or before any Governmental Authority, court or any arbitration or mediation tribunal.

         "Ad Hoc Trade Committee" has the meaning assigned to it in the Plan.
          ----------------------

         "Affiliate" of any particular Person means any other Person
          ---------
controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise; provided, that in no
                                                       --------
event shall Monsanto, Pharmacia or Solutia be considered Affiliates of one another.

         "Agreement" has the meaning set forth in the preamble.
          ---------

         "Agricultural Liabilities" means all liabilities retained by
          ------------------------
Pharmacia in the Solutia Spinoff that (i) were transferred to (or assumed by) Monsanto in the Monsanto Spinoff and (ii) are defined as "Monsanto Liabilities," as such term is defined and set forth in the Distribution Agreement (as in effect immediately prior to the Effective Date), including any and all liabilities related to a product consisting of a mix of herbicides 2,4 dichlorophenoxyacetic acid and 2,4,5 trichlorophenoxyacetic acid.

         "Anniston Consent Decree" means the Revised Partial Consent Decree,
          -----------------------
dated August 4, 2003, entered by the U.S. District Court for the Northern District of Alabama in Civil Action No. 1:02-CV-0749-UWC, a copy of which is attached hereto as Exhibit B, and any subsequent modifications to that Decree
                   ---------
entered by the Court.

         "Anniston Restricted Properties" means all properties situated in
          ------------------------------
Calhoun County, Alabama and owned by Solutia as of the date hereof.

         "Anniston Settlement Agreement" means the agreement among Solutia,
          -----------------------------
Monsanto and Pharmacia, dated September 9, 2003, a copy of which is attached hereto as Exhibit C.
          ---------

         "Anniston Side Letter" means the letter from Pfizer, Inc., the parent
          --------------------
company of Pharmacia, to Solutia, dated August 20, 2003, a copy of which is attached hereto as Exhibit D.
                   ---------

         "Approval Notice" has the meaning set forth in Section 3.04(d)(v).
          ---------------                               ------------------

         "Approved ELC Amount" has the meaning set forth in Section
          -------------------                               -------
3.04(d)(v).
----------

         "Approved Unallocated Amount" has the meaning set forth in Section
          ---------------------------                               -------
4.01(a).
-------

         "Arbitration Act" means the United States Arbitration Act, 9 U.S.C.
          ---------------
1-14, as amended.


         "Bankruptcy Code" means title 11 of the United States Code as
          ---------------
applicable to the Solutia Chapter 11 Case.

         "Bankruptcy Court" means the United States Bankruptcy Court for the
          ----------------
Southern District of New York, having jurisdiction over the Solutia Chapter 11 Case and, to the extent of the withdrawal of any reference under section 157 of title 28 of the United States Code, the United States District Court for the Southern District of New York.

         "Bankruptcy Rules" means, collectively, the Federal Rules of
          ----------------
Bankruptcy Procedure and the local rules of the Bankruptcy Court, as applicable to the Solutia Chapter 11 Case.

         "Board" means the Board of Directors of Solutia.
          -----

         "Budget" has the meaning set forth in Section 3.04(b).
          ------                               ---------------

         "Business Day" means any day other than a Saturday, Sunday or a legal
          ------------
holiday on which the commercial banks are closed in St. Louis, MO.

         "CEO" has the meaning set forth in Section 9.03.
          ---                               ------------

         "CERCLA" means the Comprehensive Environmental Response,
          ------
Compensation, and Liability Act of 1980, as amended.

         "Charter" has the meaning set forth in Section 3.04(b).
          -------                               ---------------

         "Chemicals Liabilities" has the meaning set forth in the Distribution
          ---------------------
Agreement.

         "Commercial and Operating Agreements" has the meaning assigned to it
          -----------------------------------
in the Plan.

         "Confidential Information" of any party (a "Confidential Party")
          ------------------------                   ------------------
means any and all information and data (whether written or oral and whatever the form or storage medium) (a) that a Confidential Party or its Representatives furnishes to another party or such other party's Representatives pursuant to this Agreement; and/or (b) concerning the business or affairs of such Confidential Party or any of its Affiliates (i) that is nonpublic information, (ii) which is proprietary to such Confidential Party or any of its Affiliates, (iii) the disclosure of which could reasonably be expected to cause the Confidential Party or any of its Affiliates or customers injury or loss of reputation or goodwill, (iv) that gives, or may give, such Confidential Party or its Affiliates an advantage over its competitors or (v) is marked by the Confidential Party prior to its disclosure as "confidential". Because of the sensitive nature of this information, the intent of the parties is that the term "Confidential Information" shall be interpreted as broadly as possible and shall include any and all data, reports, analyses, compilations, studies, projections, forecasts, records, technology, methods of doing business, inventions, know-how, designs, supplier and customer information and all other financial, technical, commercial or other information concerning the business and affairs of such Confidential Party, in each case regardless of whether such information or item is marked as "confidential". Notwithstanding the foregoing, Confidential Information shall not include information which
(x) is or becomes generally available to the public other than as a result of a disclosure by any other party or its Representatives in breach of Section
                                                                    -------
7.04 hereof, (y) was or becomes available to any other party on a
----
non-confidential basis from a source other than such Confidential Party or its Representatives; provided that, to such other party's actual knowledge, such
                 --------
source is not prohibited from disclosing such information to such other party by a contractual, legal or fiduciary obligation to such Confidential Party or its Affiliates, or (z) is independently developed by any other party without violating such other party's obligations under this Agreement.

         "Cost Recovery Cases" has the meaning set forth in Section 3.05(a).
          -------------------                               ---------------

         "Covered Site" means any Retained Site, Legacy Site or Shared Site.
          ------------

         "Creditors' Committee" has the meaning assigned to it in the Plan.
          --------------------

         "Debtors" has the meaning assigned to it in the Plan.
          -------

         "Deferral Notice" has the meaning set forth in Section 3.04(e).
          ---------------                               ---------------

         "Deferred NRD Payment Obligations" has the meaning set forth in
          --------------------------------
Section 3.04(e).
---------------

         "Deferred Payment Obligations" has the meaning set forth in Section
          ----------------------------                               -------
3.04(e).
-------

         "Deposit Account" has the meaning set forth in Section 2.02.
          ---------------                               ------------

         "Dispute Notice" has the meaning set forth in Section 9.03.
          --------------                               ------------

         "Disputed ELC Amount" has the meaning set forth in Section
          -------------------                               -------
3.04(d)(v).
----------

         "Disputed Unallocated Amount" has the meaning set forth in Section
          ---------------------------                               -------
4.01(a).
-------

         "Distribution Agreement" means that certain Distribution Agreement,
          ----------------------
dated as of September 1, 1997, between Pharmacia and Solutia, as amended through the date hereof, including by the Amendment dated as of July 1, 2002 by and among Pharmacia, Monsanto and Solutia, a copy of which is annexed hereto as Exhibit S.
          ---------

         "Effective Date" has the meaning assigned to it in the Plan.
          --------------

         "ELC Objection Notice" has the meaning set forth in Section
          --------------------                               -------
3.04(d)(v).
----------

         "Environmental Account" has the meaning set forth in Section 2.02.
          ---------------------                               ------------

         "Environmental Committee" has the meaning set forth in Section
          -----------------------                               -------
3.04(b).
-------

         "Environmental Laws" means all applicable federal, state, local and
          ------------------
foreign statutes, regulations and similar requirements of Governmental Authorities having the force and effect of law, all judicial and administrative orders and determinations, and all common law concerning public health or safety, workplace health and safety, or pollution or protection of the environment, including all those pertaining to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation.

         "Environmental Liability" means any liability (contingent or
          -----------------------
otherwise, arising under statute or common law, at law or in equity, and including liability for response costs or natural resource damages, fines or penalties) or any investigatory, corrective or remedial obligation arising under Environmental Law, whether or not discharged by the Solutia Chapter 11 Case, including all Environmental Liability Costs, any common law liability for Environmental Remediation and any liability for any NRD Claim.

         "Environmental Liability Costs" means all out-of-pocket costs and
          -----------------------------
expenses actually incurred (1) to address any Environmental Liability, (2) to perform (a) Environmental Remediation at any Covered Site mandated by a Governmental Authority or court and (b) work deemed commercially reasonable by
(i) Solutia with respect to the Retained Sites, (ii) Monsanto with respect to the Legacy Sites and (iii) the Environmental Committee with respect to the Shared Sites, (3) in connection with the retention of, or otherwise paid to,
(a) consultants, attorneys, public relations personnel and all other Persons retained to provide products or services in connection with Environmental Liabilities (including all Recovery Costs) or (b) contractors performing Environmental Remediation, (4) for or in connection with land acquisition or easements for Environmental Remediation, (5) for materials and equipment procured for Environmental Remediation and (6) for or in connection with providing financial assurance required under Environmental Law for these sites; provided that "Environmental Liability Costs" shall not include
       --------
salaries and overhead of (x) Solutia employees providing Environmental Remediation services for Retained Sites and Shared Sites and (y) Monsanto employees providing Environmental Remediation services for Legacy Sites and Shared Sites.

         "Environmental Reimbursement Statement" has the meaning set forth in
          -------------------------------------
Section 3.04(d).
---------------

         "Environmental Remediation" means any environmental investigatory,
          -------------------------
corrective, removal, remedial or response action to the extent such action is required or directed by, or conducted in response to orders, directives, citations, notices or findings lawfully issued by, any Governmental Authority or court or otherwise deemed commercially reasonable by (a) Solutia with respect to the Retained Sites, (b) Monsanto with respect to the Legacy Sites and (c) the Environmental Committee with respect to the Shared Sites.

         "Escalation Notice" has the meaning set forth in Section 9.03.
          -----------------                               ------------

         "Financing Agreement" means the Financing Agreement, dated as of
          -------------------
January 16, 2004, by and among Solutia, as a debtor and debtor-in-possession, and Solutia Business Enterprises, Inc., as a debtor and debtor-in-possession, a New York corporation, each subsidiary of Solutia listed as a "Guarantor" on the signature pages thereto, each as a debtor and debtor-in-possession, the lenders from time to time party thereto (each a "Lender" and collectively, the
                                                 ------
"Lenders"), Citicorp USA, Inc. ("CUSA"), as collateral agent for the Lenders,
 -------                         ----
CUSA, as administrative agent for the Lenders, and CUSA, as documentation agent for the Lenders, as amended or modified from time to time.

         "Final Order" has the meaning assigned to it in the Plan.
          -----------

         "Funding Co" has the meaning set forth in the preamble.
          ----------

         "Funding Co Accounts" has the meaning set forth in Section 2.02.
          -------------------

         "Funding Co Payment" has the meaning set forth in Section 3.04(d).
          ------------------                               ---------------

         "Funds" has the meaning set forth in Section 2.02.
          -----                               ------------

         "Governmental Authority" means the United States of America or any
          ----------------------
other nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

         "Indemnitee" has the meaning set forth in Section 5.05.
          ----------                               ------------

         "Indemnitor" has the meaning set forth in Section 5.05.
          ----------                               ------------

         "Insurance Recovery" has the meaning set forth in Section 7.06(a).
          ------------------                               ---------------

         "Investment Grade" means, with respect to debt, debt rated in one of
          ----------------
the four highest debt rating categories of Moody's Investor Services, Inc. and Standard & Poor's Corporation (without regard to gradation).

         "Joint Prosecution/Defense Agreement" means the Joint
          -----------------------------------
Prosecution/Defense Agreement among Solutia, Pharmacia and Monsanto, dated July 9, 2004.

         "Krummrich Restricted Properties" means the properties described in
          -------------------------------
Exhibit K hereto.

         "Legacy Offsite" means any property for which Solutia or Pharmacia is
          --------------
or may become subject to Environmental Liability due to the migration onto such property of contamination that originated on a Legacy Site described in clauses (i) or (ii) of Section 3.02.
                       ------------

         "Legacy Sites" has the meaning set forth in Section 3.02.
          ------------                               ------------

         "Legacy Tort Claims" means all legal, equitable or other claims,
          ------------------
demands, costs, causes of action and/or other liabilities arising under tort law (including demands for indemnification or contribution relating to or arising out of any such liability, whether arising under contract, tort law or otherwise), whether currently asserted or asserted in the future, whether known or unknown:

                  (a) which constitute Chemicals Liabilities assumed by Solutia under the Distribution Agreement;

                  (b) for which Solutia was required to indemnify Monsanto and Pharmacia under the Distribution Agreement; and

                  (c) which are for property damage, personal injury, products liability or premises liability or other damages arising out of or related to exposure to asbestos, PCB, dioxin, benzene, vinyl chloride, silica, butadiene, pentachlorophenol, styrene tars, other chemical exposure or environmental contamination, regardless of whether:

                       i. any of the Debtors is, was or will be named as a defendant in any action commenced by or on behalf of the holder of such Legacy Tort Claim,

                       ii. such holder has filed a proof of claim in the Solutia Chapter 11 Case, or

                       iii. the alleged exposure occurred before or after the
                            Solutia Spinoff.

         "Legacy Tort Claims" also includes legal, equitable or other claims, demands, costs, causes of action and/or other liabilities arising against Solutia under tort law (including demands for indemnification or contribution relating to or arising out of any such liability, whether arising under contract, tort law or otherwise), whether currently asserted or asserted in the future, whether known or unknown, in circumstances where:

                  (u) the claims in question reflect the description contained in clause (c) of the first sentence of this definition;

                  (v) the property from which such chemical exposure or environmental contamination arose was previously owned by Pharmacia and transferred to Solutia in connection with the Spinoff;

                  (w) the claims arise from Solutia's conduct after the Solutia Spinoff;

                  (x) such conduct constituted the remediation, or non-remediation, of conditions which existed as of the Spinoff and were subject to Solutia's assumption of remediation obligations under the Distribution Agreement; and

                  (y) such conduct by Solutia was in accordance with federal or state environmental law or orders or was a continuation of activities conducted, or inactivity, by Pharmacia at the time of the Spinoff, provided, however, that in the case of non-remediation, such non-remediation must not have been in violation of federal or state environmental laws or orders, regardless of whether:

                       i. any of the Debtors is, was or will be named as a defendant in any action commenced by or on behalf of the holder of such Legacy Tort Claim, or

                       ii. such holder has filed a proof of claim in the Solutia Chapter 11 Case.

         "Legacy Tort Claims" shall not include, among other things: NRD Claims; claims for medical or retiree benefits, including retiree medical, disability and life insurance benefits; monitoring obligations with respect to PAB-exposed former employees; workers compensation claims brought solely pursuant to worker compensations statutes and not constituting or arising out of a claim, demand, cost, cause of action and/or other liability that would otherwise be defined as a "Legacy Tort Claim" herein; antitrust claims; commercial, business or contract claims; Environmental Liability Costs; any other remediation obligations covered by the terms of this Agreement; Legacy Claims for "response" as defined under Section 101(25) of CERCLA; claims asserted in connection with any pension or similar obligations of Solutia, including (x) claims asserted in the actions entitled Walker v. Monsanto Company Pension Plan, No. 04-cv-436-DRH, Scharringhausen v. Solutia Inc. Employees' Pension Plan, No. 3:06CV00099, and the administrative charge entitled Larry Probst v. Monsanto Company and Solutia, Inc., EEOC Charge Nos. 280 A 00618 through 280 A 00652, and any similar litigation and (y) claims asserted in the action entitled Miller v. Pharmacia Corporation, No. 4:04CV981, or any similar litigation; or (other than as may be provided in the second sentence of this definition) any claims, including claims for exposure to chemicals or other substances, arising from Solutia's conduct after the Spinoff.

         "Loss" has the meaning set forth in Section 5.01.
          ----                               ------------

         "Master Operating Agreement" means the Master Operating Agreement,
          --------------------------
dated September 1, 1997, between Monsanto (as party thereto pursuant to the Amendment to the Distribution Agreement, dated July 1, 2002) and Solutia, as amended from time to time.

         "Monsanto" has the meaning set forth in the preamble.
          --------

         "Monsanto Claim" has the meaning assigned to it in the Plan.
          --------------

         "Monsanto Credit Limit" has the meaning set forth in Section 3.04(e).
          ---------------------                               ---------------

         "Monsanto ELC Review Period" has the meaning set forth in Section
          --------------------------                               -------
3.04(d)(v).
----------

         "Monsanto Indemnified Party" has the meaning set forth in Section
          --------------------------                               -------
5.01.
----

         "Monsanto Payment" has the meaning set forth in the recitals.
          ----------------

         "Monsanto Spinoff" has the meaning set forth in the recitals.
          ----------------

         "Monsanto Spinoff Date" has the meaning set forth in the recitals.
          ---------------------

         "Monsanto Unallocated Review Period" has the meaning set forth in
          ----------------------------------
Section 4.01(a).
---------------

         "New Common Stock" has the meaning assigned to it in the Plan.
          ----------------

         "NRD Claims" means all claims under Section 107(a)(4)(c) of CERCLA,
          ----------
42 U.S.C. Section 9607(a)(4)(c), or other provision of law, for damages for injury to, destruction of or loss of natural resources with respect to Covered Sites, including the reasonable cost of assessing such damages, regardless of whether such claims were filed in the Solutia Chapter 11 Case.

         "Parties" means Solutia and Monsanto.
          -------

         "Payable Amount" has the meaning set forth in Section 3.04(d)(v).
          --------------                               ------------------

         "PCB" means polychlorinated biphenyls.
          ---

         "PENNDOT Case" means the action originally filed against United
          ------------
States Mineral Products Company in 1990 by the Commonwealth of Pennsylvania, seeking damages caused by the presence of asbestos fireproofing in the Transportation and Safety Building in Harrisburg, Pennsylvania, to which Pharmacia was added as a defendant on February 7, 1997.

         "Person" means an individual, a partnership, a corporation, a limited
          ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "Petition Date" has the meaning set forth in the recitals.
          -------------

         "Pharmacia" has the meaning set forth in the recitals.
          ---------

         "Pharmacia Indemnified Party" has the meaning set forth in Section
          ---------------------------                               -------
5.01.
----

         "Pharmacia Indemnity Exhibit" means the Indemnification Agreement
          ---------------------------
between Pharmacia and Solutia, dated as of the date hereof, attached hereto as Exhibit N.
---------

         "Plan" means the Debtors' Fifth Amended Joint Plan of Reorganization
          ----
submitted to the Bankruptcy Court on October [O], 2007, attached hereto as Exhibit E.
---------

         "Plan Documents" has the meaning assigned to it in the Plan.
          --------------

         "Proceeding" has the meaning set forth in Section 5.05.
          ----------                               ------------

         "PRP" means a "potentially responsible party" as defined under
          ---
applicable Environmental Laws.

         "Qualified Financial Institution" has the meaning set forth in
          -------------------------------
Section 2.02.
------------

         "Recovery Costs" means all out-of-pocket costs incurred by Solutia or
          --------------
Monsanto following the commencement of the Solutia Chapter 11 Case in connection with the pursuit of any Third Party Recoveries, whether or not Solutia or Monsanto is successful in such pursuit.

         "Registration Rights Agreement" has the meaning set forth in the
          -----------------------------
recitals.

         "Remediation Plan" has the meaning set forth in Section 3.04(b).
          ----------------                               ---------------

         "Representative" has the meaning set forth in Section 8.04.
          --------------                               ------------

         "Retained Offsite" means any property for which Pharmacia is or may
          ----------------
become subject to Environmental Liability due to contamination that originated on a Retained Site described in clauses (i) or (ii) of Section 3.01 prior to
                                                       ------------
the Solutia Spinoff, which property is either (i) contiguous to a Retained Site; or (ii) a waste disposal site on property proximate to a Retained Site that was formerly owned or operated by Pharmacia prior to the Solutia Spinoff. If additional property is contaminated as a result of migration of such contamination from the properties identified in clauses (i) or (ii) above, such property, to the extent of such contamination, shall be considered part of the Retained Offsite.

         "Retained Sites" has the meaning set forth in Section 3.01.
          --------------                               ------------

         "Retirees' Committee" has the meaning assigned to it in the Plan.
          -------------------

         "Retiree Settlement Agreement" means that certain First Amended and
          ----------------------------
Restated Retiree Settlement Agreement, dated as of July 10, 2007, by and among Solutia, the Retirees' Committee, the Creditors' Committee and Monsanto.

         "Retiree Trust" has the meaning set forth in Section 2.02.
          -------------                               ------------

         "Retiree Trust Agreement" means the trust agreement that is attached
          -----------------------
hereto as Exhibit P.

         "Rights Offering" has the meaning assigned to it in the Plan.
          ---------------

         "Sale" means any transaction, including a series of related
          ----
transactions involving any Party pursuant to which any Person or Persons acquire (i) equity securities of such Party constituting a majority of the voting securities entitled to vote generally in the election of the board of directors of such Party (whether by tender offer, exchange offer, merger, consolidation, or other sale or transfer of such Party's outstanding voting securities) or (ii) all or substantially all of such Party's assets (any Sale described in this subclause (ii), an "Asset Sale").
                                      ----------

         "Services Agreement" has the meaning set forth in Section 2.01.
          ------------------                               ------------

         "Shared Payment Period" has the meaning set forth in Section 3.04(d).
          ---------------------                               ---------------

         "Shared Payments" has the meaning set forth in Section 3.04(d).
          ---------------                               ---------------

         "Shared Sites" has the meaning set forth in Section 3.04.
          ------------                               ------------

         "Solutia" has the meaning set forth in the preamble.
          -------

         "Solutia Cap" has the meaning set forth in Section 3.04(e).
          -----------                               ---------------

         "Solutia Chapter 11 Case" has the meaning set forth in the recitals.
          -----------------------

         "Solutia Deferred NRD Note" has the meaning set forth in Section
          -------------------------                               -------
3.04(e).
-------

         "Solutia Deferred Payment Note" has the meaning set forth in Section
          -----------------------------                               -------
3.04(e).
-------

         "Solutia Indemnified Party" has the meaning set forth in Section
          -------------------------                               -------
5.02.
----

         "Solutia Legacy Liabilities" means all liabilities of Solutia with
          --------------------------
respect to (a) retiree medical, retiree life insurance and disability benefits obligations with respect to those retirees, including their surviving spouses, dependent spouses and dependent children, and those employees receiving disability benefits, who worked for Pharmacia or one of its domestic subsidiaries and who retired, or became disabled, prior to the Solutia Spinoff, and whose post-employment benefit or disability liabilities were transferred to Solutia as a result of the Solutia Spinoff, (b) Environmental Liabilities and/or (c) any other liabilities that were assumed by Solutia under the Distribution Agreement.

         "Solutia Payment Period" has the meaning set forth in Section
          ----------------------                               -------
3.04(d).
-------

         "Solutia Payment" has the meaning set forth in Section 3.04(d).
          ---------------                               ---------------

         "Solutia Specified Environmental Receipts Account" means the
          ------------------------------------------------
specified environmental receipts account established pursuant to the Financing Agreement.

         "Solutia Spinoff" has the meaning set forth in the recitals.
          ---------------

         "Solutia Spinoff Date" has the meaning set forth in the recitals.
          --------------------

         "Solutia Tort Claims" means claims, other than Legacy Tort Claims,
          -------------------
arising in tort law from exposure to chemicals or other substances arising from Solutia's conduct after the Solutia Spinoff.

         "Third Party Claim" has the meaning set forth in Section 5.05.
          -----------------                               ------------

         "Third Party Recoveries" has the meaning set forth in Section
          ----------------------                               -------
3.05(b).
-------

         "Unallocated Account" has the meaning set forth in Section 2.02.
          -------------------                               ------------

         "Unallocated Approval Notice" has the meaning set forth in Section
          ---------------------------                               -------
4.01(a).
-------

         "Unallocated Expenses" has the meaning set forth in Section 4.01(a).
          --------------------                               ---------------

         "Unallocated Objection Notice" has the meaning set forth in Section
          ----------------------------                               -------
4.01(a).
-------

         "Unallocated Payable Amount" has the meaning set forth in Section
          --------------------------                               -------
4.01(a).
-------

         "Unallocated Reimbursement Statement" has the meaning set forth in
          -----------------------------------
Section 4.01(a).
---------------

         Section 1.02 Interpretation.
                      --------------

                  (a) References. References to any "Appendix," "Article,"
                      ----------
"Exhibit," "Schedule" or "Section," without more, are to Appendices, Articles, Exhibits, Schedules and Sections to or of this Agreement.

                  (b) Headings. The section headings contained in this
                      --------
Agreement are for reference only and shall not affect the meaning or interpretation of this Agreement.

                  (c) Authorship. The parties hereto have participated jointly
                      ----------
in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.

                  (d) Word Usage. Except where the context clearly requires to
                      ----------
the contrary, (i) instances of gender or entity-specific usage (e.g., "his," "her," "its," "person" or "individual") shall not be interpreted to preclude the application of any provision of this Agreement to any individual or entity, (ii) words in the singular shall include the plural and words in the plural shall include the singular, (iii) the word "or" shall not be applied in its exclusive sense; (iv) "including" shall mean "including, without limitation," and "including, but not limited to" and (v) accounting terms not defined shall have the meaning assigned to them in accordance with United States generally accepted accounting principles.

                  (e) Laws. Unless otherwise provided herein, references to
                      ----
laws, regulations and other governmental rules means such laws, regulations and rules and any orders, instruments or official government interpretations made under the relevant laws, regulations or rules as in effect at the time of determination (taking into account any amendments, extensions or supplements thereto effective at such time without regard to whether the amendments, extensions or supplements were enacted or adopted after the effective date of this Agreement) and includes all successor laws, regulations and rules thereto.

                  (f) Currency. References to "$" or "dollars" means the
                      --------
lawful currency of the United States.

                  (g) Jurisdiction. The word "federal" refers to laws,
                      ------------
agencies or other attributes of the United States (and not to any State or locality thereof). The meaning of the terms "domestic" and "foreign" shall be determined by reference to the United States.

                  (h) Dates and Time. References to "days" means calendar
                      --------------
days. All dates and times specified in this Agreement are of the essence and shall be strictly enforced.

                                  ARTICLE II
                                  FUNDING CO

         Section 2.01 Funding Co. Solutia and, to the extent necessary,
                      ----------
Monsanto shall take all actions and do all things necessary, proper and advisable to maintain Funding Co as a bankruptcy-remote subsidiary of Solutia. Solutia shall provide certain services to Funding Co pursuant to the Services Agreement, dated as of the date hereof, between Funding Co and Solutia, a copy of which is attached hereto as Exhibit F. Monsanto and Solutia shall not,
                               ---------
prior to the date that is two years and one day after the final distribution of funds from the Funding Co Accounts, acquiesce, petition or otherwise invoke, or cause Funding Co to invoke, the process of any Governmental Authority or court for the purpose of commencing or sustaining a case against Funding Co under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Funding Co or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Funding Co.

         Section 2.02 Establishment of Accounts. Any cash delivered to Funding
                      -------------------------
Co pursuant to this Agreement, together with all income accrued thereon, are referred to as the "Funds." Funding Co shall establish a deposit account (the
                    -----
"Deposit Account") with a commercial bank having at least $10 billion in
 ---------------
assets (a "Qualified Financial Institution") to hold any Funds not invested
           -------------------------------
pursuant to Section 2.04 and from which disbursements shall be made pursuant
            ------------
to this Agreement. Funding Co shall maintain the following two segregated subaccounts of the Deposit Account: (a) an environmental liabilities account (the "Environmental Account") and (b) an unallocated account (the "Unallocated
      ---------------------                                        -----------
Account", and together with the Environmental Account, the "Funding Co
-------                                                     ----------
Accounts"). Funding Co shall keep each Funding Co Account segregated on its
--------
books from all other accounts and shall not deposit funds into or withdraw funds from the Deposit Account or allocate Funds with respect to any Funding Co Account, except in accordance with the terms of this Agreement. Whenever this Agreement requires funds to be deposited into or disbursed from either Funding Co Account, Funding Co shall deposit such funds into or disburse such funds from, as applicable, the Deposit Account and concurrently allocate such funds to or from, as applicable, such Funding Co Account. Funding Co shall not invest, distribute or release the Funds, except in accordance with the terms of this Agreement. Any income that accrues on Funds in any of the Funding Co Accounts shall be allocated to the Funding Co Account containing the Funds on which such income accrued.

         Section 2.03 Deposit of Funds. On the Effective Date, simultaneously
                      ----------------
with the effectiveness of this Agreement, Solutia shall deliver cash proceeds from the Rights Offering to Funding Co in a total aggregate amount equal to $75,000,000, upon the terms and subject to the conditions of the Plan and this Agreement. Funding Co shall allocate (i) $50,000,000 of such Funds to the Environmental Account and (ii) $25,000,000 of such Funds to the Unallocated Account. In addition, on the Effective Date and, in conjunction with the effectiveness of this Agreement, Solutia shall deliver to a voluntary employees' beneficiary association trust account established pursuant to the Retiree Settlement Agreement and the Retiree Trust Agreement (the "Retiree
                                                                   -------
Trust"), $175,000,000 of the cash proceeds of the Rights Offering.
-----

         Section 2.04 Investment of the Funds. Funding Co shall invest any
                      -----------------------
Funds in short-term, well-diversified, high quality investment instruments, with a primary objective of capital preservation, that are reasonably acceptable to both Monsanto and Solutia, including, but not limited to, one or more of: (a) interest bearing accounts with Qualified Financial Institutions,
(b) direct obligations of the United States, (c) obligations for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest, (d) Investment Grade commercial paper, (e) certificates of deposit issued by Qualified Financial Institutions, (f) bankers' acceptances issued by Qualified Financial Institutions, (g) repurchase agreements with Qualified Financial Institutions, (h) floating rate notes rated at least AA or the equivalent, (h) tax exempt municipal bonds and notes rated at least AA or the equivalent, and (i) money market funds.

                                 ARTICLE III
                           ENVIRONMENTAL REMEDIATION

         Section 3.01 Retained Sites. Solutia and Monsanto agree that, solely
                      --------------
as between themselves and regardless of any discharge, injunction, or other protection of Solutia and/or Monsanto under the Plan or otherwise, Solutia shall be liable for all Environmental Liabilities related to, and shall have the responsibility for the Environmental Remediation projects with respect to,
(i) all sites listed on Appendix A attached hereto, (ii) any other site owned
                        ----------
and/or operated by Solutia, or to which Solutia (but not Monsanto or Pharmacia) sent waste at any time after the Solutia Spinoff Date, and (iii) any Retained Offsite, unless any site referred to in clause (ii) or (iii) above is specifically listed on Appendix B or Appendix C attached hereto
                                ----------    ----------
(sites described in clauses (i), (ii) and (iii) above, collectively, the "Retained Sites").
 --------------

         Section 3.02 Legacy Sites. Solutia and Monsanto agree that, solely as
                      ------------
between themselves and regardless of any discharge, injunction, or other protection of Solutia and/or Monsanto under the Plan or otherwise, Monsanto shall be liable for all Environmental Liabilities related to, and shall have the responsibility for the Environmental Remediation projects with respect to,
(i) all sites listed on Appendix B attached hereto, (ii) any other site (a)
                        ----------
for which Solutia assumed Environmental Liability under the Distribution Agreement, (b) that Solutia has never owned, operated or (subject to Section 3.03) to which it never sent
                                     ------------
waste, and (c) for which there is Environmental Liability due to Pharmacia's or a predecessor's operations (including the offsite disposal of waste) at such sites prior to the Solutia Spinoff Date, and (iii) any Legacy Offsites, unless any site referred to in clauses (ii) or (iii) above is specifically listed on Appendix A or Appendix C attached hereto (sites described in clauses
          ----------    ----------
(i), (ii) and (iii) above, collectively, the "Legacy Sites").
                                              ------------

         Section 3.03 Certain Waste Sites. Solutia and Monsanto agree that,
                      -------------------
solely as between themselves and regardless of any discharge, injunction, or other protection of Solutia and/or Monsanto under the Plan or otherwise, any site that is not listed in Appendix A, B or C and was never owned or operated
                           ----------  -    -
by either Pharmacia or Solutia but to which both (a) Solutia and (b) Pharmacia (during the period prior to the Solutia Spinoff Date) sent waste giving rise to CERCLA (or any state law equivalent) liability ("Certain Waste Sites")
                                                    -------------------
shall be treated as both a Retained Site and, solely to the extent Solutia assumed liability with respect to such site under the Distribution Agreement, a Legacy Site. The responsibility for Environmental Liabilities at such site will be allocated, as between Solutia and Monsanto, according to the volume and toxicity of waste sent by Solutia and Pharmacia, respectively, to such site or by such other reasonable measure as the Parties may agree upon consistent with customary allocation principles; provided, that Monsanto shall
                                                 --------
have no liability under this Section 3.03 with respect to Certain Waste Sites
                             ------------
to which Pharmacia sent waste if Solutia did not assume liability with respect to such site under the Distribution Agreement. Solely as between the parties hereto, such allocation shall not be affected by any discharge, injunction, or other protection of Solutia and/or Monsanto from Environmental Liability under the Plan or otherwise.

         Section 3.04 Shared Sites. Solutia and Monsanto agree that, solely as
                      ------------
between themselves and regardless of any discharge, injunction, or other protection of Solutia and/or Monsanto under the Plan, the Distribution Agreement or the Separation Agreement, Environmental Liabilities with respect to all sites listed on Appendix C attached hereto (the "Shared Sites") will be
                       ----------                       ------------
shared by Solutia and Monsanto as set forth in clause (d) below. The Environmental Remediation with respect to the Shared Sites shall be administered as set forth in clauses (a) through (c) below.

                  (a) Administration. Except as expressly provided below with
                      --------------
respect to the authority of the Environmental Committee and the payments required to be made by Monsanto pursuant to clause (d) below, Solutia shall have the responsibility for the day to day implementation of the Environmental Remediation with respect to the Shared Sites consistent with the Budget and Remediation Plan for the Shared Sites approved by the Environmental Committee and the procedures set forth in the Charter or established by the Environmental Committee.

                  (b) Environmental Committee. As of the Effective Date,
                      -----------------------
Solutia and Monsanto shall have established a committee (the "Environmental
                                                              -------------
Committee") to oversee Solutia's Environmental Remediation with respect to the
---------
Shared Sites in accordance with the charter, attached hereto as Exhibit I (the
                                                                ---------
"Charter"), which may be amended by the agreement of the Parties from time to
 -------
time. The initial Charter shall include the following provisions:

                  (i) The Environmental Committee shall at all times consist of five (5) members.

                  (ii) Solutia shall appoint two (2) members of the Environmental Committee and Monsanto shall appoint three (3) members of the Environmental Committee.

                  (iii) The Environmental Committee shall approve (A) the annual budget for Environmental Remediation with respect to the Shared Sites (the "Budget") and (B) a strategic plan for
                            ------
         Environmental Remediation with respect to all Shared Sites (the "Remediation Plan").
          ----------------

         (c) Cooperation.
             -----------

                  (i) Subject to the Budget and Remediation Plan approved by the Environmental Committee pursuant to clause (b) above, Solutia and Monsanto shall cooperate to perform Environmental Remediation with respect to the Shared Sites in a cost effective and efficient manner that complies with applicable Environmental Laws, including (A) the reasonable use of Solutia property and Monsanto property for management of materials generated by such Environmental Remediation,
         (B) the application, where legally permitted, of risk-based remediation standards, deed restrictions and other institutional controls and (C) reasonable communication between remediation managers and other relevant personnel of Solutia and Monsanto and the exchange of documents related to such Environmental Remediation; provided, however, that, in case of clauses (A) and (B) above, such
         --------
         measures shall be employed only to the extent that they are technologically feasible, reasonably cost-effective and can be accomplished in a manner that will not have a material adverse impact on Solutia and/or Monsanto as the case may be. Solutia and Monsanto may individually or jointly investigate and consider in good faith obtaining the use of risk transfer products, cost cap policies or other insurance-related solutions to manage and address the Environmental Liabilities related to the Shared Sites on a basis that is mutually beneficial to Solutia and Monsanto.

         (d) Sharing Mechanism.
             -----------------

                  (i) The parties acknowledge that Monsanto has paid Environmental Liabilities with respect to the Shared Sites since the Petition Date and may continue to do so until the Effective Date. For all documented out of pocket Shared Site Environmental Liabilities paid by Monsanto during the Solutia Chapter 11 Case in excess of the Monsanto Payment amount, Monsanto will receive an Allowed Administrative Expense Claim (as defined in the Plan) in the Solutia Chapter 11 Case.

                  (ii) Funding Co shall make payments (the "Funding Co
                                                            ----------
         Payment") to Solutia for all Environmental Liabilities related to the
         -------
         Shared Sites from the

         Environmental Account in accordance with clause (v) below until the funds in the Environmental Account (including any interest thereon) are reduced to zero.

                  (iii) Solutia shall pay the next $325 million of Environmental Liabilities (the "Solutia Payment") related to the
                                         ---------------
         Shared Sites (the period of time during which the $325 million is being spent, the "Solutia Payment Period"). During the Solutia
                           ----------------------
         Payment Period, the Environmental Committee shall be entitled to review the books and records of Solutia at reasonable times and upon prior written notice to ensure the proper allocation of costs between Retained Sites and Shared Sites.

                  (iv) Commencing upon the expiration of the Solutia Payment Period (the "Shared Payment Period"), Solutia and Monsanto shall each
                      ---------------------
         pay 50% of any Environmental Liabilities related to the Shared Sites (the "Shared Payments") in accordance with clause (v) below.
               ---------------

                  (v) Funding Co and Monsanto Payments. Solely for the
                      --------------------------------
         purposes of the Funding Co Payment and Monsanto's portion of the Shared Payments, the following procedures shall apply:

                           (A) Solutia shall have the right, at any time and
                  from time to time (and as often as it desires but in any event not more than once in any given two week period), to deliver to Monsanto and, prior to the Solutia Payment Period, Funding Co (I) a written statement (an "Environmental Reimbursement Statement") setting forth in
                   -------------------------------------
                  reasonable detail the amount and nature of unreimbursed Environmental Liability Costs with respect to the Shared Sites which Solutia has paid, (II) a copy of all such invoices and/or other supporting documentation related thereto, signed by Solutia project managers responsible for such Environmental Liability Costs, and (III) a written statement setting forth the portion, if any, of such Environmental Liability Costs that exceeds the amount of the Funds then on deposit in the Environmental Account. As promptly as practicable, but in any event within ten (10) Business Days after Monsanto's receipt thereof (such ten
                  (10)-Business Day period, the "Monsanto ELC Review Period"),
                                                 --------------------------
                  Monsanto shall either (x) approve such Environmental Reimbursement Statement in its entirety by delivering to Solutia a written notice thereof (an "Approval Notice")
                                                        ---------------
                  and/or (y) based on its reasonable, good faith judgment, object, in whole or in part, thereto by delivering to Solutia a written notice (an "ELC Objection Notice") setting
                                                --------------------
                  forth the items and amount in dispute (such amount, the "Disputed ELC Amount") and the reasonable good faith basis
                   -------------------
                  for such objection. If Monsanto timely delivers to Solutia an ELC Objection Notice to only a part of an Environmental Reimbursement Statement, such Environmental Reimbursement Statement shall become final and binding on all the parties hereto with respect to any and all items of Environmental Liability Costs not specifically identified in such ELC Objection Notice. If Monsanto shall fail to timely deliver to Solutia an ELC Objection Notice, Monsanto shall be deemed to have approved all Environmental Liability Costs contained in the relevant Environmental

                  Reimbursement Statement and such Environmental Reimbursement Statement and Monsanto's approval with respect to the Environmental Liability Costs set forth therein shall become final and binding on all parties hereto.

                           (B) If Monsanto shall timely submit an ELC
                  Objection Notice, the parties shall, during the fifteen (15) day period following Solutia's receipt of such ELC Objection Notice, negotiate in good faith to reach agreement as to the portion, if any, of the Disputed ELC Amount which is properly payable (the "Payable Amount"). If the Parties are
                                         --------------
                  unable to resolve Monsanto's objection to the Environmental
                  Reimbursement Statement within such fifteen (15) day period, the Payable Amount shall be determined in accordance with
                  Article IX hereof.
                  ----------

                           (C) Any and all Environmental Liability Costs set
                  forth in an Environmental Reimbursement Statement in respect of which Monsanto (x) timely delivers an Approval Notice,
                  (y) timely delivers an ELC Objection Notice and which Environmental Liability Costs are not specifically identified in such ELC Objection Notice or (z) fails to timely deliver an ELC Objection Notice shall, in each case, be an "Approved ELC Amount." Prior to the Solutia Payment
                         -------------------
                  Period, Funding Co shall make or cause to be made a payment from the Environmental Account to Solutia in the amount of any Approved ELC Amount as promptly as practicable but in any event within one (1) Business Day following the expiration of the Monsanto ELC Review Period. During the Shared Payment Period, Monsanto shall, subject to the sharing mechanism described in paragraphs (i) through (iv) of this Section 3.04(d), pay to Solutia Monsanto's portion
                          ---------------
                  (if any) of the amount of such Approved ELC Amount in immediately available funds in accordance with wire transfer instructions either contained or confirmed in the relevant Environmental Reimbursement Statement as promptly as practicable, but in any event prior to the expiration of the Monsanto ELC Review Period. Any payment by Monsanto pursuant to this Section 3.04(d)(v) shall be made with interest
                          ------------------
                  accrued thereon from the date that is ten (10) Business Days after Monsanto's receipt of the Environmental Reimbursement Statement until the date of payment at the same rate as interest accrues on funds drawn on Solutia's then-existing secured revolving credit facility. Prior to the Solutia Payment Period, Funding Co shall make or cause to be made a payment from the Environmental Account to Solutia in the amount of any Payable Amount as promptly as practicable, but in no event more than five (5) Business Days after the later of the dates that such amount becomes a Payable Amount. During the Shared Payment Period, Monsanto shall, subject to the sharing mechanism described in paragraphs (i) through
                  (iv) of this Section 3.04(d), pay to Solutia Monsanto's
                               ---------------
                  portion (if any) of the amount of any Payable Amount in immediately available funds in accordance with wire transfer instructions either contained or confirmed in the relevant Environmental Reimbursement Statement as promptly as practicable, but in no event more than five (5) Business Days after such amount becomes a Payable Amount.

         (e) Solutia Cap; Monsanto Payment Obligations.
             -----------------------------------------

                  (i) Notwithstanding the provisions of Section 3.04
                                                        ------------
         to the contrary, so long as Monsanto has the power to appoint and remove a majority of the members of the Environmental Committee, if Solutia is required to make any Solutia Payments or Shared Payments in any given fiscal year of Solutia in excess of $30 million (such $30 million, the
         "Solutia Cap" and such excess of $30 million, an "Excess
          -----------                                      ------
         Payment Obligation"), Solutia shall have the right, in its
         ------------------
         sole discretion, to pay the entire amount of the Excess Payment Obligation or defer the payment of all or a portion of any such Excess Payment Obligation in accordance with this Section 3.04(e) (all such deferred payment obligations
              ---------------
         in the aggregate outstanding at any given time, "Deferred
                                                          --------
         Payment Obligations"). As promptly as practicable after
         -------------------
         making a decision to defer all or any portion of any Excess Payment Obligation pursuant to this Section 3.04(e) and in
                                             ---------------
         any event not later than five (5) Business Days prior to the date upon which any Deferred Payment Obligation shall become due and payable, Solutia shall notify Monsanto in writing (a "Deferral Notice") of the amount, nature and payment terms
          ---------------
         of any such Deferred Payment Obligation. Monsanto shall be obligated to provide funds under the Solutia Deferred Payment Note in an amount sufficient to pay any Deferred Payment Obligations, but only to the extent that the total aggregate amount (including accrued and unpaid interest) outstanding under the Solutia Deferred Payment Note and the Solutia Deferred NRD Note does not exceed $25 million (the "Monsanto Credit Limit"). Upon request from Solutia,
          ---------------------
         Monsanto may elect to provide funds under the Solutia Deferred Payment Note to pay Deferred Payment Obligations in excess of the Monsanto Credit Limit, but in no event shall Monsanto be obligated to do so. If Monsanto does not elect to do so, then notwithstanding the first sentence of this
         Section 3.04(e)(i), Solutia shall be obligated to pay any
         ------------------
         amount of Deferred Payment Obligations in excess of the Monsanto Credit Limit. Payments in any given fiscal year of Solutia made by Solutia under the Solutia Deferred Payment Note shall be taken into account in calculating (A) the Solutia Cap for the fiscal year in which such payments are made, (B) the Solutia Payment and/or (C) with respect to payments of principal only, the Solutia share of the Shared Payment for the fiscal year in which amounts being repaid were borrowed.

                  (ii) Solutia's obligation to repay the Deferred Payment Obligations pursuant to this Section 3.04(e) shall
                                              ---------------
         be evidenced by a promissory note in the form of Exhibit G1
                                                          ----------
         attached hereto (the "Solutia Deferred Payment Note"), which
                               -----------------------------
         shall contain the following provisions:

                           (A) Solutia shall repay the principal
                  amount of each Deferred Payment Obligation funded under the Solutia Deferred Payment Note in four (4) equal installments on the last Business Day of each fiscal quarter of Solutia commencing in the fiscal quarter in the following fiscal year corresponding to the fiscal quarter in which such Deferred Payment

                  Obligation originally arose; provided, that Solutia
                                               --------
                  shall have the right to prepay all or any portion of the Deferred Payment Obligations at any time.

                           (B) Interest shall accrue on the Solutia
                  Deferred Payment Note at the same rate as interest accrues on funds drawn on Solutia's then-existing secured revolving credit facility, plus 150 basis points.

                           (C) Interest shall be payable on the last
                  Business Day of each of Solutia's fiscal quarters. Interest payments on borrowed funds shall commence at the end of the first fiscal quarter following the date of borrowing.

                  (iii) Notwithstanding the provisions of Section
                                                          -------
         3.04 to the contrary, in the event that Monsanto does not
         ----
         have the power to appoint and remove a majority of the members of the Environmental Committee, if Solutia is required to pay any Excess Payment Obligation in any given fiscal year of Solutia and such payment includes costs associated with NRD Claims, Solutia shall have the right, in its sole discretion, to pay the entire amount of such Excess Payment Obligation in such fiscal year or defer the payment of all or a portion of the amount equal to the lesser of (x) the amount of such NRD Claims and (y) the Excess Payment Obligations for such fiscal year (all such deferred payment obligations in the aggregate outstanding at any given time, "Deferred NRD Payment Obligations"). As promptly as
          --------------------------------
         practicable after making a decision to defer payment pursuant to this Section 3.04(e)(iii) and in any event not
                          --------------------
         later than five (5) Business Days prior to the date upon which any Deferred NRD Payment Obligation shall become due and payable, Solutia shall notify Monsanto in a Deferral Notice of the amount and payment terms of any such Deferred NRD Payment Obligation. Monsanto shall be obligated to provide funds under the Solutia Deferred NRD Note to pay the amount of the Deferred NRD Payment Obligation, as and when due from its own funds, but such obligation shall be subject to the Monsanto Credit Limit. Upon request from Solutia, Monsanto may elect to provide funds under the Solutia Deferred NRD Note to pay Deferred NRD Payment Obligations in excess of the Monsanto Credit Limit, but in no event shall Monsanto be obligated to do so. If Monsanto does not elect to do so then, notwithstanding the first sentence of Section
                                                              -------
         3.04(e)(iii), Solutia shall be obligated to pay any amount
         ------------
         of the Deferred NRD Payment Obligations in excess of the Monsanto Credit Limit. Payments in any given fiscal year of Solutia made by Solutia under the Solutia Deferred NRD Note shall be taken into account in calculating (A) the Solutia Cap for the fiscal year in which such payments are made, (B) the Solutia Payment and/or (C) with respect to payments of principal only, the Solutia share of the Shared Payment for the fiscal year in which amounts being repaid were borrowed.

                  (iv) Solutia's obligation to repay the Deferred NRD Payment Obligations pursuant to this Section 3.04(e) shall
                                              ---------------
         be evidenced by a promissory note in the form of Exhibit G2
                                                          ----------
         attached hereto (the "Solutia Deferred NRD Note"), which
                               -------------------------
         shall contain the following provisions:

                           (A) Solutia shall repay the principal
                  amount of each borrowing under the Solutia Deferred NRD Note on December 31 of the year following the year in which such funds are borrowed; provided,
                                                         --------
                  that if such repayments, when combined with the Solutia Payment or Solutia's portion of the Shared Payment for the fiscal year in which repayment is due, would exceed the Solutia Cap, Solutia may defer such repayment to December 31 of the following year; provided, further, that in no event
                                  --------  -------
                  shall any borrowing under the Solutia Deferred NRD
                  Note not be repaid within five (5) years.
                  Notwithstanding the foregoing, Solutia shall have the right to prepay all or any portion of the Deferred NRD Payment Obligations at any time.

                           (B) Interest shall accrue on the Solutia
                  Deferred NRD Note at the same rate as interest accrues on funds drawn on Solutia's then-existing secured revolving credit facility, plus 150 basis points.

                           (C) Interest payments shall be payable at
                  the end of each of Solutia's fiscal quarters. Interest payments on borrowed funds shall commence at the end of the first fiscal quarter following the date of borrowing.

                  (v) The payment of the Solutia Deferred Payment
         Note and the Solutia Deferred NRD Note shall be guaranteed by certain domestic subsidiaries of Solutia, pursuant to the agreements set forth on Exhibit J.
                                 ---------

         Section 3.05 Third Party Recoveries.
                      ----------------------

                  (a) On the Effective Date, (i) any and all monies received after the Petition Date and prior to the Effective Date by Solutia or Monsanto from any Person other than Solutia or Monsanto or their respective insurers, including any PRPs, with respect to Shared Sites, (ii) any and all amounts then on deposit in the Solutia Specified Environmental Receipts Account and
(iii) any and all amounts on deposit in the escrow account established pursuant to the Joint Prosecution/Defense Agreement shall be split between the Parties such that Monsanto shall receive one third (1/3) of all such monies and Solutia shall receive two thirds (2/3) of all such monies.

                  (b) Following the Effective Date, any litigation for contribution or cost recovery pursuant to CERCLA or similar state law or allocation proceedings (whether by mediation or arbitration) to establish the respective liability and allocation of costs of third parties ("Cost Recovery
                                                                -------------
Cases") with respect to the Shared Sites shall, subject to Section 3.05(c), be
-----                                                      ---------------
managed by the Environmental Committee in accordance with the Joint Prosecution/Defense Agreement as amended or replaced from time to time by mutual agreement of the Parties. Any and all monies received after the Effective Date by Solutia or Monsanto from any Person other than Monsanto or Solutia or their respective insurers, including any PRPs (as to any Cost Recovery Cases for Covered Sites, collectively the "Third Party Recoveries"),
                                                    ----------------------
with respect to the Shared Sites shall be split between the Parties such that Monsanto shall receive one third (1/3) of each such Third Party Recovery and Solutia shall receive two thirds (2/3) of each such Third

Party Recovery. A Party receiving a Third Party Recovery with respect to a Shared Site shall (i) notify the other Party in writing of the receipt and amount of such Third Party Recovery and (ii) pay to the other Party such other Party's portion of the Third Party Recovery in immediately available funds, in each case within five (5) Business Days of receipt of such Third Party Recovery.

                  (c) Notwithstanding Section 3.05(b), Solutia shall, with
                                      ---------------
respect to any Cost Recovery Case with respect to any Shared Site, be entitled, at its own expense, to select counsel to represent it with respect to any issues relating to any liability or potential liability of Solutia which is independent of its liability arising from activities that occurred prior to the Solutia Spinoff.

                  (d) Third Party Recoveries with respect to the Retained Sites received by Monsanto after the Effective Date shall be transferred promptly to Solutia and Third Party Recoveries with respect to the Retained Sites received by Solutia shall be Solutia's property.

                  (e) Third Party Recoveries with respect to the Legacy Sites received by Solutia after the Effective Date shall be transferred promptly to Monsanto and Third Party Recoveries with respect to the Legacy Sites received by Monsanto shall be Monsanto's property.

                  (f) Solutia shall be entitled, at its own expense, to select counsel to represent it with respect to any issues relating to its liability or potential liability, with respect to a Retained Site.

                  (g) Monsanto shall be entitled, at its own expense, to select counsel to represent it with respect to any issue relating to its or Pharmacia's liability or potential liability, with respect to a Legacy Site.

                  (h) Solutia and Monsanto will consult and cooperate with one another to obtain Third Party Recoveries, and, in furtherance thereof, shall provide one another with reasonable access to the books and records and personnel in their respective possession or control as are reasonably necessary to pursue and obtain Third Party Recoveries. Notwithstanding the foregoing, neither Solutia nor Monsanto shall be required to take any action pursuant to this Section 3.05(h) if doing so would cause such Party undue
                 ---------------
hardship, unreasonably interfere with the business or operations of such Party or require such Party to spend more than an immaterial amount of money or incur any liability other than an immaterial liability.

         Section 3.06 No Admission of Liability to Other Persons. Nothing in
                      ------------------------------------------
this Agreement shall constitute or be deemed to constitute an admission of liability on the part of Monsanto, Solutia or any of their Affiliates in respect of any Environmental Liability other than as between Monsanto and Solutia as expressly set forth in this Article III.

         Section 3.07 Cooperation. In connection with Environmental
                      -----------
Remediation at the Retained Sites and Legacy Sites, Solutia shall provide Monsanto with the reasonable use of Solutia property and Monsanto shall provide Solutia with the reasonable use of Monsanto property, for management of material generated by such Environmental Remediation; provided, that such
                                                         --------
use of property will not have a material adverse impact on Solutia and/or Monsanto, as the case may be.

                                  ARTICLE IV
                                 DISBURSEMENTS

         Section 4.01 Disbursements.
                      -------------

                  (a) Distributions from the Unallocated Account. Except as
                      ------------------------------------------
provided in Section 3.04(d)(v) with respect to the Environmental Account,
            ------------------
Funding Co shall disburse the Funds, or any portion thereof, only in accordance with this Section 4.01. So long as there are Funds remaining in the
                     ------------
Unallocated Account, Solutia shall have the right, at any time and from time to time (and as often as it desires but in any event not more than once in any given two week period), to deliver to Funding Co and Monsanto a written statement (an "Unallocated Reimbursement Statement") setting forth any Solutia
               -----------------------------------
Legacy Liabilities (including the Solutia Payments and Solutia's portion of the Shared Payments) paid by Solutia but unreimbursed as to which Solutia has decided to seek reimbursement from the Funds on deposit in the Unallocated Account (the "Unallocated Expenses") and the portion, if any, of such
              --------------------
Unallocated Expenses that exceeds the amount of the Funds then on deposit in the Unallocated Account. As promptly as practicable, but in any event within ten (10) Business Days of Monsanto's receipt thereof (such ten (10) Business Day period, the "Monsanto Unallocated Review Period"), Monsanto shall either
                 ----------------------------------
(x) approve such Unallocated Reimbursement Statement in its entirety by delivering to Solutia a written notice thereof and/or (y) based on its reasonable, good faith judgment, object, in whole or in part, thereto by delivering to Solutia a written notice (an "Unallocated Objection Notice")
                                            ----------------------------
setting forth the items and amount in dispute (such amount, the "Disputed
                                                                 --------
Unallocated Amount") and the reasonable good faith basis for such objection.
------------------
If Monsanto timely delivers to Solutia an Unallocated Objection Notice to only a part of an Unallocated Reimbursement Statement, such Unallocated Reimbursement Statement shall become final and binding on all the parties hereto with respect to any and all items of Unallocated Expenses not specifically identified in such Unallocated Objection Notice. If Monsanto shall fail to timely deliver to Solutia an Unallocated Objection Notice, Monsanto shall be deemed to have approved all Unallocated Expenses contained in the relevant Unallocated Reimbursement Statement and such Unallocated Reimbursement Statement and Monsanto's approval with respect to the Unallocated Expenses set forth therein shall become final and binding on all parties hereto. If Monsanto shall timely submit an Unallocated Objection Notice, the parties shall, during the fifteen (15) day period following Solutia's receipt of such Unallocated Objection Notice, negotiate in good faith to reach agreement as to the portion, if any, of the Disputed Unallocated Amount which is properly payable (the "Unallocated Payable
                                                   -------------------
Amount"). If the Parties are unable to resolve Monsanto's objection to the
------
Unallocated Reimbursement Statement within such fifteen (15) day period, the Unallocated Payable Amount shall be determined in accordance with Article IX
                                                                  ----------
hereof.

                  (b) Payment Procedures. Any and all Unallocated Expenses set
                      ------------------
forth in an Unallocated Reimbursement Statement in respect of which Monsanto
(x) timely delivers an Unallocated Approval Notice (y) timely delivers an Unallocated Objection Notice and which Unallocated Expenses are not specifically identified in such Unallocated Objection Notice or (z) fails to timely deliver an Unallocated Objection Notice shall, in each case, be an "Approved Unallocated Amount." Any and all Approved Unallocated Amounts and
 ---------------------------
Unallocated Payment Amounts shall be paid as set forth in this Section
                                                               -------
4.01(b). Funding Co shall make or cause to be made payment from the
-------
Unallocated Account to Solutia in the amount of any Approved

Unallocated Amount, as promptly as practicable but in any event within one (1) Business Day following the expiration of the Monsanto ELC Review Period, in accordance with wire transfer and account instructions either contained or confirmed in the relevant Unallocated Reimbursement Statement. Funding Co shall make or cause to be made payment from the Unallocated Account to Solutia in the amount of any Unallocated Payment Amount as soon as practicable, but in any event within five (5) Business Days after the date upon which such amount becomes an Unallocated Payment Amount, in accordance with wire transfer and account instructions either contained or confirmed in the relevant Unallocated Reimbursement Statement.

                                   ARTICLE V
                                INDEMNIFICATION

         Section 5.01 Indemnification Obligations of Solutia. After the
                      --------------------------------------
Effective Date, Solutia shall indemnify Monsanto and its Affiliates, directors, officers, employees, employee benefit plans, successors and assigns (collectively, "Monsanto Indemnified Parties") and shall indemnify Pharmacia
                ----------------------------
and its Affiliates, directors, officers, employees, successors and assigns (collectively, "Pharmacia Indemnified Parties") pursuant to the Pharmacia
                -----------------------------
Indemnity Exhibit and save and hold each of them harmless against, and pay on behalf of or reimburse Monsanto Indemnified Parties and Pharmacia Indemnified Parties as and when incurred for any loss, liability, action, cause of action, cost, damage or expense, whether or not arising out of third party claims (including interest, penalties, reasonable attorneys', consultants' and experts' fees and expenses) (collectively, "Losses", and each a "Loss"), which
                                            ------               ----
any Monsanto Indemnified Party or Pharmacia Indemnified Party suffers, sustains or becomes subject to, as a result of or arising out of:

                  (a) any Environmental Liability in connection with the Retained Sites;

                  (b) any Environmental Liability in connection with the Shared Sites for which Solutia is liable pursuant to Section 3.04 above;
                                                     ------------

                  (c) Solutia Tort Claims;

                  (d) failure of Solutia to pay any amounts required to be paid by Solutia (i) pursuant to the Anniston Settlement Agreement as specified in the Anniston Side Letter or (ii) to the education trust fund pursuant to
Section VI of the Anniston Consent Decree, or failure of Solutia to honor any other obligation of Solutia under the Anniston Settlement Agreement;

                  (e) the PENNDOT Case; provided, that in no event shall Solutia be required to indemnify Monsanto Indemnified Parties or Pharmacia Indemnified Parties in respect of any Losses suffered by Monsanto Indemnified Parties or Pharmacia Indemnified Parties described in this clause (e) to the extent the aggregate amount of all such Losses exceeds $20 million; and

                  (f) the Chemicals Liabilities; provided, that in no event
                                                 --------
shall Solutia be required to indemnify Monsanto Indemnified Parties or Pharmacia Indemnified Parties in respect of any Losses suffered by Monsanto Indemnified Parties or Pharmacia Indemnified Parties described in this clause
(f) to the extent that (i) Monsanto agreed to indemnify Solutia Indemnified Parties for such Losses pursuant to Section 5.02 or (ii) such Losses relate to
                                    ------------
"claims" (as defined in section 101(5) of the Bankruptcy Code) that are not satisfied in full under the Plan arising in connection with or related to Pharmacia's or Solutia's non-qualified plans or arrangements at issue in Miller v. Pharmacia Corporation, Case No. 4:04CV981.

         If and to the extent any provision of this Section 5.01 is
                                                    ------------
unenforceable for any reason, Solutia hereby agrees to make the maximum contribution to the payment and satisfaction of the Loss for which indemnification is provided for in this Section 5.01 that is permissible under
                                        ------------
applicable laws.

         Section 5.02 Indemnification Obligations of Monsanto. After the
                      ---------------------------------------
Effective Date, Monsanto shall indemnify Solutia and its Affiliates, directors, officers, employees, employee benefit plans, successors and assigns (collectively, "Solutia Indemnified Parties") and save and hold each of them
                ---------------------------
harmless against, and pay on behalf of or reimburse Solutia Indemnified Parties as and when incurred for any Losses which any Solutia Indemnified Party suffers, sustains or becomes subject to, as a result of or arising out of:

                  (a) any Environmental Liability in connection with the Legacy Sites;

                  (b) any Environmental Liability in connection with the Shared Sites for which Monsanto is liable pursuant to Section 3.04 above;
                                                      ------------

                  (c) any Legacy Tort Claims; and

                  (d) the Agricultural Liabilities.

         If and to the extent any provision of this Section 5.02 is
                                                    ------------
unenforceable for any reason, Monsanto hereby agrees to make the maximum contribution to the payment and satisfaction of the Loss for which indemnification is provided for in this Section 5.02 that is permissible under
                                        ------------
applicable laws.

         Section 5.03 Manner of Payment. Any indemnification owing pursuant to
                      -----------------
this Article V shall be effected by wire transfer of immediately available
     ---------
funds from the Indemnitor to an account designated in writing by the Indemnitee within fifteen (15) days after the final determination of the amount thereof pursuant to this Article V. The amount of any Losses for which
                                ---------
indemnification is provided under this Article V shall be computed net of any
                                       ---------
third-party insurance proceeds and recoveries in respect of third party indemnification obligations actually received by the Indemnitee in connection with such Losses. The Indemnitee shall use its commercially reasonable efforts to obtain recovery in respect of any Losses from any insurer or other third party indemnity which is available in respect of such Losses. If an Indemnitee receives such insurance proceeds or indemnification recoveries in connection with Losses for which it has received indemnification, such party shall refund to the Indemnitor the amount of such insurance proceeds or recovery when received, up to the amount of indemnification received.

         Section 5.04 Indemnification Claims. Any indemnification claim which
                      ----------------------
is not a result of a third party claim shall be asserted by written notice given by the Indemnitee to the Indemnitor. The Indemnitor shall have a period of thirty (30) days after the receipt of such notice within which to respond thereto. If the Indemnitor does not respond within such 30-day period, it shall be deemed to have rejected such claim in whole. If the Indemnitor does not respond within such 30-day period or rejects such claim in whole or in part, the Indemnitee shall be free to pursue such remedies as may be available to such party under Article IX.
                 ----------

         Section 5.05 Third Party Claims
                      ------------------

                  (a) If there occurs an event which a party asserts is an indemnifiable event pursuant to this Article V, the party or parties seeking
                                     ---------
indemnification (the "Indemnitee") shall notify the other party or parties
                      ----------
obligated to provide indemnification (the "Indemnitor") promptly in writing
                                           ----------
specifying the facts constituting the basis for such claim and the amount, to the extent known, of the claim asserted. If such event involves (i) any third party claim or (ii) the commencement of any suit, action, proceeding, investigation or other claim (a "Proceeding") by a third Person (such third
                                 ----------
party claim and Proceeding hereinafter referred to collectively as a "Third
                                                                      -----
Party Claim"), the Indemnitee will give such Indemnitor prompt written notice
-----------
of such Third Party Claim or the commencement of such Proceeding; provided,
                                                                  --------
that the failure to provide prompt notice as provided herein (whether with respect to a Third Party Claim or otherwise) will relieve the Indemnitor of its obligations hereunder only to the extent that such failure prejudices the Indemnitor hereunder. In case any such Third Party Claim shall be brought against any Indemnitee, it shall notify the Indemnitor of the commencement thereof promptly in writing specifying the facts constituting the basis for such claim and the amount, to the extent known, of the claim asserted.

                  (b) The Indemnitor shall be entitled to participate in the defense of any Third Party Claim and to assume the defense thereof, with counsel selected by the Indemnitor; provided, that the Indemnitor notifies the
                                    --------
Indemnitee in writing of its election to assume such defense within twenty
(20) Business Days of receipt of notice from the Indemnitee of such Third Party Claim. After notice from the Indemnitor to the Indemnitee of such election so to assume the defense thereof, the Indemnitor shall not, except as provided in the next sentence, be liable to the Indemnitee for any legal expenses of other counsel or any other expenses subsequently incurred by such party or parties in connection with the defense thereof. Notwithstanding the Indemnitor's election to so assume the defense of any such Third Party Claim, the Indemnitee shall have the right to employ separate counsel (including local counsel) and participate in (but not control) such defense; provided,
                                                                  --------
that the Indemnitor shall bear the reasonable fees and expenses of such separate counsel only if (x) the defendants in any such Proceeding include both the Indemnitee and the Indemnitor and the Indemnitee has legal defenses available to it which are different from or additional to those available to the Indemnitor; provided further, that, in each case, with respect to each
                ----------------
Indemnitee in such circumstance, the Indemnitor shall not be required to bear the fees and expenses of more than one firm of attorneys in addition to one firm of local counsel in each jurisdiction where the primary counsel is not admitted to practice and where local counsel is necessary, or (y) counsel for the Indemnitor shall authorize in writing the Indemnitee to employ separate counsel at the expense of the Indemnitor.

                  (c) The Indemnitor and the Indemnitee agree to cooperate fully with each other and their respective counsel in connection with the defense, negotiation of settlement or settlement of any such Third Party Claim, including providing access to any relevant books and records, properties, employees, representatives and advisors (regardless of whether the Indemnitor has assumed the defense thereof). If the Indemnitor assumes the defense of a Third Party Claim, no settlement or compromise thereof may be effected (x) by the Indemnitor without the written consent of the Indemnitee (which consent shall not be unreasonably withheld or delayed) unless (1) there is no finding or admission of any violation of law or any violation of the rights of any Person by any Indemnitee and no adverse effect on any other third party claims that may be made against any Indemnitee and (2) it involves solely the payment of monetary damages and all relief provided is paid or satisfied in full by the Indemnitor or (y) by the Indemnitee without the consent of the Indemnitor, except to the extent it involves only equitable or other non-monetary relief not binding on any party other than the Indemnitee and ten (10) Business Days prior written notice is given to the Indemnitor. If the Indemnitor elects not to assume the defense of a Third Party Claim, the Indemnitee may assume the defense of any such Third Party Claim with counsel selected by the Indemnitee, and the Indemnitor shall bear reasonable fees and expenses of such counsel. In no event shall an Indemnitor be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld or delayed).

         Section 5.06 Subrogation. In the event of payment by an Indemnitor to
                      -----------
an Indemnitee in connection with any Third Party Claim, the Indemnitor shall be subrogated to and shall stand in the place of the Indemnitee as to any events or circumstances in respect of which the Indemnitee may have any right or claim relating to such claim against any claimant or plaintiff asserting such claim. The Indemnitee shall cooperate with the Indemnitor in a reasonable manner, and at the cost and expense of the Indemnitor, in prosecuting any subrogated right or claim, including permitting the Indemnitor to bring suit against such third party in the name of the Indemnitee.

         Section 5.07 Subsidiary Guarantees. The indemnification obligations
                      ---------------------
of Solutia pursuant to this Article V shall be guaranteed by certain domestic
                            ---------
subsidiaries of Solutia pursuant to the agreement set forth on Exhibit J;
                                                               ---------
provided, that, notwithstanding anything to the contrary in this Section 5.07,
--------                                                         ------------
such guarantee shall in no event limit in any way whatsoever Solutia's ability to (a) obtain any financing or refinancing (and such guarantee shall be subordinated on customary terms to, but not terminated by, any guarantee required in connection with any financing or refinancing) or (b) acquire or sell any assets or businesses of Solutia (including the stock of any direct or indirect Subsidiary of Solutia), in each case in bona fide arm's length third party transactions. Upon any sale by Solutia of the stock of a direct or indirect subsidiary that has executed such a guarantee in a bona fide arm's length third party transaction, the guarantee provided by such subsidiary pursuant to this Section 5.07 shall automatically terminate and be of no
                 ------------
further force or effect.

                                  ARTICLE VI
                              CERTAIN TAX MATTERS

         Section 6.01 Net Operating Loss Carryforwards. Prior to transferring
                      --------------------------------
any common stock of Solutia received by Monsanto on the Effective Date in connection with the consummation of the Plan, Monsanto shall consider the potential impact, if any, of such transfer on the net operating loss carryforwards of Solutia. Monsanto shall take commercially reasonable steps, consistent with its business judgment, to structure any such transfer in a manner that is designed to mitigate or eliminate any such potential tax impact. Solutia shall not apply the provisions of Section 382(l)(5) of the Internal Revenue Code of 1986, as amended ("Code"), to
                                            ----
the ownership change resulting from the Plan in accordance with Section 382(l)(5)(H) of the Code and Treasury Regulation Section 1.382-9(i) without the prior written consent of Monsanto.

         Section 6.02 Treatment of Funding Co. Each of the parties hereto
                      -----------------------
acknowledges that on the date hereof for federal (and, where applicable, state and local) income tax purposes, Funding Co is a "disregarded entity," as described in Treasury Regulation section 301.7701-3, wholly-owned by Solutia. Neither Solutia nor Monsanto shall take any action or any position on any tax return, financial statement, regulatory filing or other statement inconsistent with the treatment of Funding Co as a disregarded entity for federal (and, where applicable, state and local) income tax purposes.

         Section 6.03 Treatment of Earnings of Funding Co. Solutia and
                      -----------------------------------
Monsanto agree that Solutia will report all interest, dividend and other taxable income of any type of Funding Co as taxable income of Solutia for federal (and, where applicable, state and local) income tax purposes.

         Section 6.04 Distributions by Funding Co. Solutia and Monsanto agree
                      ---------------------------
that for federal (and, where applicable, state and local) income tax purposes distributions by Funding Co (whether pursuant to Section 4.01 or otherwise):
                                                 ------------

                  (a) if made to Solutia, shall be disregarded, and

                  (b) if made to any Person other than Solutia, shall be treated as if made by Solutia.

         Section 6.05 Contribution to the Retiree Trust. Solutia and Monsanto
                      ---------------------------------
agree that for federal (and, where applicable, state and local) income tax purposes, the contribution to the Retiree Trust shall be deducted by Solutia.

         Section 6.06 Treatment of Environmental Remediation. Solutia and
                      --------------------------------------
Monsanto agree that for federal (and, where applicable, state and local) income tax purposes all amounts paid for Environmental Liabilities and Environmental Liability Costs to be paid following the Effective Date, as provided in Article III, shall (subject to the applicability of Section 6.04
            -----------                                         ------------
with respect to amounts paid by Funding Co) be deducted (or capitalized, as appropriate) by Solutia and that any amounts paid by Monsanto or as provided in Article III shall be treated as a capital contribution by Monsanto to
   -----------
Solutia on account of the shares of Solutia received by Monsanto on account of the Monsanto Claim; provided, that any payments of Deferred Payment
                    --------
Obligations and Deferred NRD Payment Obligations by Monsanto shall be treated as a loan by Monsanto to Solutia in an amount equal to such payment and a payment by Solutia of the underlying Environmental Liability or Environmental Liability Cost.

         Section 6.07 Effect of the Agreement. For the avoidance of doubt,
                      -----------------------
this Agreement shall have no effect on the tax treatment or characterization of (i) any payments made, or to be made, pursuant to the Anniston Settlement Agreement or the Anniston Side Letter or (ii) any payments made in respect of Environmental Liabilities and/or Environmental Liability Costs prior to the Effective Date.

         Section 6.08 Cooperation. Subject to Section 6.02 through Section
                      -----------             ------------         -------
6.07, Solutia and Monsanto agree to cooperate with each other in the
----
preparation of tax returns and similar filings, the defense of audits and similar inquiries and the provision of requested tax related information. Such cooperation shall include the provision of copies of records (at the expense of the Party requesting such records) and making personnel of Solutia or Monsanto, as applicable, available to the other Party. Solutia and Monsanto agree to retain the appropriate records which may affect the determination of the liability for taxes of either Solutia or Monsanto (or any of their respective Affiliates) until such time as there has been a "determination" (as such term is defined in section 1313 of the Internal Revenue Code but applied to state, local, foreign and other taxes as well) with respect to such liability.

                                  ARTICLE VII
                                   COVENANTS

         Section 7.01 Further Assurances. Subject to the terms of this
                      ------------------
Agreement, each party hereto shall use its commercially reasonable efforts to take all actions and do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

         Section 7.02 Business Combinations; Transfers of Covered Sites.
                      -------------------------------------------------

                  (a) Notwithstanding anything herein to the contrary, in the event of a Sale of a Party, such Party shall assign all of its rights, interests, duties, obligations and/or liabilities under this Agreement to the acquirer of or successor to such Party in such Sale and shall cause such acquirer or successor to accept the assignment of the rights and interests, and to assume the duties, obligations and liabilities, under this Agreement.

                  (b) Notwithstanding anything herein to the contrary and subject to the proviso at the end of this sentence, (i) Solutia shall have the right to sell, transfer or otherwise dispose of all or any portion of any property Solutia owns (other than the Anniston Restricted Properties or the Krummrich Restricted Properties), in each case without the consent of Monsanto and without assigning its rights and/or obligations with respect to such site under this Agreement to the buyer of such site, (ii) any such sale, transfer or other disposition shall not terminate and shall have no effect on the rights and obligations of Solutia, Monsanto and/or Funding Co under this Agreement with respect to such site and (iii) any such site that is a Retained Site shall remain a Retained Site and any such site that is a Shared Site shall remain Shared Site, in each case, regardless of such sale, transfer or other disposition; provided that Solutia shall obtain the prior written
                   --------
consent (which consent shall not be unreasonably withheld or delayed) of Monsanto for any sale, transfer or other disposition (excluding the execution of any operating lease) of either the Anniston Restricted Properties or the Krummrich Restricted Properties or any part or portion thereof.

         Section 7.03 Cooperation and Access.
                      ----------------------

                  (a) Subject to Section 7.04, each of Monsanto and Solutia
                                 ------------
will permit representatives (including legal counsel, accountants and financing sources) of Solutia and Monsanto, respectively, to have reasonable access and duplication rights during normal business hours to records and documents (i) reasonably related to the Solutia Legacy Liabilities and Covered Sites or (ii) reasonably requested for any audit, accounting, intellectual property protection, litigation, disclosure, reporting or tax purposes. The Parties also agree to provide each other with timely and reasonable access during normal business hours upon prior written notice to each others personnel, counsel and consultants with knowledge regarding Covered Sites or Solutia Legacy Liabilities in responding to any claims or inquiries by third parties or any Governmental Authority or court regarding same. Furthermore, each Party shall use reasonable efforts to provide assistance to the other Party with respect to any litigation and shall make available to the other Party, upon written request and reasonable notice and to the extent practicable taking into consideration business demands, its officers, directors, agents and employees for the purpose of consultation and/or as a witness, to the extent that the requesting Party believes any such Person may reasonably be useful or required in connection with such litigation; provided, however, the provisions of this sentence shall not apply
            --------
to litigation between the Parties.

                  (b) A Party providing records, documents or services of its directors, officers, agents or employees to the other Party hereunder shall be entitled to receive from such other Party, upon presentation of invoices therefor, reimbursement of any out-of-pocket expenses reasonably incurred in providing such records, documents or services.

                  (c) With regard to Legacy Sites, Solutia shall transfer to Monsanto all documents related to such sites and shall include any database management technology, indexes or other materials associated with such documents whether in Solutia's possession or the possession of Solutia's outside consultants and/or counsel. With regard to Retained Sites, Monsanto shall transfer to Solutia all documents related to such sites and shall include any database management technology, indexes or other materials associated with such documents whether in Monsanto's possession or the possession of Monsanto's outside consultants and/or counsel. On the date hereof Solutia and Monsanto shall enter into the Transition Services Agreement that will provide for the cooperation of Monsanto and Solutia in the orderly transfer described in the two preceding sentences and may mutually agree to any other arrangement regarding access and cooperation with respect to the Covered Sites.

         Section 7.04 Confidentiality.
                      ---------------

                  (a) From and after the Effective Date, each party hereto and the members of the Environmental Committee shall hold, and shall cause such party's employees, Affiliates, directors, officers, agents, attorneys, accountants, financial and other advisors (collectively, each such party's "Representatives") to hold in strict confidence any Confidential Information
 ---------------
of any other party and, in each case, shall not disclose such Confidential Information to any other Person; provided, however, that such Confidential
                                 --------
Information may be disclosed (i) to such party's Representatives who need to know such information for the purpose of performing such party's obligations under this Agreement, (ii) pursuant to subpoena or court process subject to the provisions set forth in subsection (b) below; and (iii) to the extent such party's attorneys advise such party that disclosure is required by law or legal process (including applicable securities laws and regulations and exchange rules and regulations), in each case subject to the provisions set forth in subsection (b) below.

                  (b) In the event that any party or such party's Representatives receive a request (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) or reasonably believes based on the advice of such party's attorneys that such party is legally required to disclose all or any part of the Confidential Information to a third party (such party, a "Disclosing Party"), the
                                             ----------------
Disclosing Party agrees to (i) immediately notify the Confidential Party of the existence, terms and circumstances surrounding such request and provide the Confidential Party with a copy thereof, (ii) consult with the Confidential Party on the advisability of taking legally available steps to resist or narrow such request and (iii) assist the Confidential Party in seeking a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained or the Confidential Party, in its sole discretion, waives compliance with the provisions hereof, the Disclosing Party and/or the Disclosing Party's Representatives, as the case may be, may, at the latest time practicable, disclose to any tribunal or requesting party only that portion of the Confidential Information which the Disclosing Party is advised by counsel is legally required by law, rule, regulation or binding order to be disclosed, and shall exercise commercially reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such Confidential Information. At least two Business Days prior to making such disclosure, the Disclosing Party shall first disclose such information to the Confidential Party in the form in which it is proposed to be disclosed.

         Section 7.05 Power of Attorney. Effective as of the date hereof,
                      -----------------
Pharmacia has provided Solutia and Monsanto new powers of attorney in the form of Exhibit M attached hereto to replace and supercede any power of attorney
   ---------
provided under the Distribution Agreement.

         Section 7.06 Insurance.
                      ---------

                  (a) Any and all amounts paid by any insurer, including KWELM and/or Equitas (net of any commission payable to The Claro Group (formerly
LECG)), to either Monsanto or Solutia (an "Insurance Recovery"), shall be paid
                                           ------------------
and payable (i) to Solutia if and to the extent that such Insurance Recovery is paid or payable in respect of Losses incurred by Solutia in defending or settling Chemicals Liabilities prior to the Petition Date (and Monsanto shall promptly pay over to Solutia any such Insurance Recovery received by Monsanto) and (ii) to Monsanto in all other cases (and Solutia shall promptly pay over to Monsanto any such Insurance Recovery received by Solutia). In addition, Monsanto shall receive and be entitled to all Insurance Recoveries related to Legacy Tort Claims and Solutia shall receive and be entitled to all Insurance Recoveries related to Solutia Tort Claims. Notwithstanding anything to the contrary in this Section 7.06(a), Monsanto shall pay to Solutia any and all
                 ---------------
Insurance Recoveries to the extent such amounts relate to Solutia's out-of-pocket expenses or liabilities retained by Solutia pursuant to the Plan, the Plan Documents and this Agreement. Monsanto and Solutia shall cooperate with one another and take commercially reasonable efforts to ensure that Solutia shall have the right to have direct access to and claim reimbursement directly against any insurance policy that provides coverage for any Loss incurred by Solutia in defending or settling Chemicals Liabilities prior to the Petition Date, any Solutia's out-of-pocket expense or any liability retained by Solutia pursuant to the Plan, the Plan Documents and this Agreement, but not waive or terminate any such coverage.

         Section 7.07 Funding Co As Party Hereto. On the Effective Date
                      --------------------------
Funding Co shall execute this Agreement and shall become a party hereto for all purposes.

                                 ARTICLE VIII
                        REPRESENTATIONS AND WARRANTIES

         Section 8.01 Representations and Warranties of Monsanto.
                      ------------------------------------------

                  (a) Monsanto is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Monsanto possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

                  (b) The execution, delivery and performance of this Agreement have been duly authorized by Monsanto. Subject to Section 10.01 hereof, this Agreement, when executed and delivered by Monsanto in accordance with the terms hereof, shall constitute a valid and binding obligation of Monsanto, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights generally or by general principles of equity.

                  (c) The execution, delivery and performance by Monsanto of this Agreement, and the fulfillment of and compliance with the respective terms hereof by Monsanto, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) give any third party the right to modify, terminate or accelerate any obligation under, (iv) result in a violation of, or (v) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any Governmental Authority or court pursuant to, (A) the organizational documents of Monsanto, (B) any law to which Monsanto is subject, or (C) any material agreement, instrument, order, judgment or decree to which Monsanto is subject.

                  (d) Other than presence of dioxin, including all congeners of dioxin and furans, and except as provided in Schedule 8.01(d), Monsanto has no knowledge of any fact or circumstance at the Kanawha River site with respect to which Environmental Remediation may be necessary.

Section 8.02      Representations and Warranties of Solutia.
                  -----------------------------------------

                  (a) Solutia is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Subject to Bankruptcy Court approval of the terms hereof, Solutia possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

                  (b) The execution, delivery and performance of this Agreement have been duly authorized by Solutia. Subject to Section 10.01 hereof, this Agreement, when executed and delivered by Solutia in accordance with the terms hereof, shall constitute a valid and binding obligation of Solutia, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights generally or by general principles of equity.

                  (c) The execution, delivery and performance by Solutia of this Agreement, and the fulfillment of and compliance with the respective terms hereof by Solutia, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) give any third party the right to modify, terminate or accelerate any obligation under, (iv) result in a violation of, or (v) subject to approval of the terms hereof by the Bankruptcy Court, require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any Governmental Authority or court pursuant to, (A) the organizational documents of Solutia,
(B) any law to which Solutia is subject, or (C) any material agreement, instrument, order, judgment or decree to which Solutia is subject.

         Section 8.03 Representations and Warranties of Funding Co.
                      --------------------------------------------

                  (a) Funding Co is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Funding Co possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

                  (b) The execution, delivery and performance of this Agreement have been duly authorized by Funding Co. This Agreement, when executed and delivered by Funding Co in accordance with the terms hereof, shall constitute a valid and binding obligation of Funding Co, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights generally or by general principles of equity.

                  (c) The execution, delivery and performance by Funding Co of this Agreement, and the fulfillment of and compliance with the respective terms hereof by Funding Co, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) give any third party the right to modify, terminate or accelerate any obligation under, (iv) result in a violation of, or (v) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any Governmental Authority or court pursuant to, (A) the organizational documents of Funding Co, (B) any law to which Funding Co is subject, or (C) any material agreement, instrument, order, judgment or decree to which Funding Co is subject.

         Section 8.04 No Additional Representations or Warranties. Except as
                      -------------------------------------------
expressly provided in this Article VIII, each party acknowledges and agrees
                           ------------
that no party has made any representations or warranties in connection with the transactions contemplated hereby or by the Plan.

                                  ARTICLE IX
                              DISPUTE RESOLUTION

         Section 9.01 Agreement to Arbitrate. Except as otherwise specifically
                      ----------------------
provided in Article V and in Section 9.02 below, the procedures for
            ---------        ------------
discussion, negotiation and arbitration set forth in this Article IX shall
                                                          ----------
apply to all disputes, controversies or claims (whether sounding in contract, tort or otherwise) that may arise out of or relate to, or arise under or in connection with, this Agreement, or the transactions or the commercial or economic relationship contemplated hereby (including all actions in furtherance of the transactions contemplated hereby on or prior to the date hereof). Each party agrees that this Article IX shall provide the
                                     ----------
sole and exclusive remedy in connection with any dispute, controversy or claim relating to any of the foregoing matters and irrevocably waives any right to commence any action or proceeding in or before any Governmental Authority or court, except as expressly provided in Section 9.02 and except to the extent
                                       ------------
provided under the Arbitration Act in the case of judicial review of arbitration results or awards.

         Section 9.02 Bankruptcy Court Jurisdiction. Notwithstanding anything
                      -----------------------------
to the contrary contained in this Agreement, for so long as the Solutia Chapter 11 Case remains open, the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of, and related to disputes arising in connection with the interpretation, implementation or enforcement of this Agreement as provided for in the Plan.

         Section 9.03 Procedures.
                      ----------

                  (a) Any party hereto alleging that there exists a dispute or disagreement regarding the matters covered hereby shall notify in writing the other parties hereto of such alleged dispute or disagreement (the "Dispute
                                                                   -------
Notice"). The parties shall attempt to resolve such alleged dispute or
------
disagreement through good faith negotiations among the members of management of each party designated by each party promptly following the sending or the receipt, as applicable, of a Dispute Notice. If the parties hereto shall fail to resolve such alleged dispute or disagreement within sixty (60) days from the date of the Dispute Notice, then any party involved in such a dispute or disagreement shall have the right to deliver to the other parties involved in such dispute or disagreement a notice (an "Escalation Notice") requiring a
                                           -----------------
meeting (which may be in person or telephonic) of the Chief Executive Officer (each, a "CEO") of each such party, who shall meet (either in person or
          ---
telephonically) within twenty (20) days of the delivery of the Escalation Notice to such other parties to seek to resolve such dispute or disagreement. If such dispute or disagreement has not been resolved within twenty (20) days of the date of such meeting between the CEOs, then any party involved in such dispute or disagreement shall have the right to commence an arbitration in accordance with the provisions of this Section 9.03.
                                       ------------

                  (b) The arbitration shall be held in St. Louis, MO or such other place as the parties to the arbitration proceeding shall otherwise agree in writing.

                  (c) The arbitration proceeding shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") in effect on the date of the commencement of the
              ---
arbitration. Each Party shall nominate one arbitrator and the two arbitrators so appointed shall attempt to agree on the appointment of a third arbitrator. If they are unable to so agree within thirty (30) days after the second arbitrator is appointed, the third arbitrator shall be appointed by AAA.

                  (d) The decision of the panel of arbitrators shall be final, binding and incontestable and may be used as a basis for judgment thereon in any jurisdiction. Such decision shall include a determination as to which of the parties shall bear the costs of the arbitration proceeding.

                  (e) The parties hereby expressly agree to waive the right to appeal from the decision of the arbitrators. Accordingly, there shall be no appeal to any court or other authority (government or private) from the decision of the arbitrators, and the parties shall not dispute nor question the validity of such award before any regulatory or other authority in any jurisdiction where enforcement action is taken by the party or parties in whose favor the award was rendered.

                  (f) Notwithstanding the foregoing, any party may at any time without regard to any notice periods required by the provisions hereof (whether before, during or after arbitration), and as often as is necessary or appropriate, seek provisional or interim relief (including, without limitation, to the extent available under applicable law, a temporary restraining order, preliminary injunction and/or pre-judgment attachment) in a court of law.

                  (g) The commencement and pendency of an arbitration under this Section 9.03 shall not relieve any of the parties of their respective
     ------------
obligations under this Agreement.

                  (h) The provisions of this Article IX shall survive the
                                             ----------
termination and/or expiration of this Agreement.

                                   ARTICLE X
                                 MISCELLANEOUS

         Section 10.01 Effectiveness. This Agreement shall not be effective or
                       -------------
binding upon the parties hereto until (a) the Exhibits hereto are in form and substance acceptable to Solutia and Monsanto, (b) the Agreement and its terms have been approved by Final Order of the Bankruptcy Court, (c) the Retiree Settlement and its terms have been approved by Final Order of the Bankruptcy Court, (d) the Plan has been confirmed by Final Order of the Bankruptcy Court,
(e) the conditions precedent to the Effective Date set forth in the Plan shall have been satisfied or duly waived pursuant to the terms of the Plan and (f) Solutia's counsel has issued an opinion, in form and substance reasonably acceptable to Monsanto, regarding Funding Co.

         Section 10.02 Expenses. Except as specifically provided in this
                       --------
Agreement, all costs and expenses of any party hereto whether incurred prior to or after the Effective Date in connection with the negotiation, preparation, execution and delivery of this Agreement and with the consummation of the transactions contemplated by this Agreement, including legal fees, shall be paid by such party.

         Section 10.03 Governing Law. This Agreement shall be governed by and
                       -------------
construed in accordance with the laws of the State of Delaware (other than the laws regarding choice of laws and conflicts of laws) as to all matters, including matters of validity, construction, effect performance and remedies.

         Section 10.04 Notices. All notices, requests, claims demands and
                       -------
other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person or by facsimile (provided confirmation is delivered to the recipient the next day in the case of facsimile), by nationally recognized overnight courier, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                   If to Solutia:       General Counsel
                                        Solutia, Inc.
                                        575 Maryville Centre
                                        St. Louis, MO  63141
                                        Telephone: (314) 674-1000
                                        Facsimile: (314) 674-8703

                   with a copy (which shall not constitute notice) to:

                                        Jonathan S. Henes
                                        Thomas W. Christopher
                                        Kirkland & Ellis LLP
                                        153 East 53rd Street
                                        New York, NY  10022
                                        Telephone: 212-446-4800
                                        Facsimile: 212-446-4900

                   If to Monsanto:      David Snively, Esq. (General Counsel)
                                        Monsanto Company
                                        800 North Lindbergh Boulevard
                                        St. Louis, MO 63167

                   with a copy (which shall not constitute notice) to:

                                        John C. Longmire, Esq.
                                        Willkie Farr & Gallagher LLP
                                        787 Seventh Avenue
                                        New York, NY 10019
                                        Fax: (212) 728-8111

                                        George T. Frampton, Jr., Esq.
                                        Boies, Schiller & Flexner LLP
                                        570 Lexington Avenue, 16th Floor
                                        New York, NY 10022
                                        Fax: 212-446-2350

                                        Lloyd A. Palans, Esq.
                                        Bryan Cave LLP
                                        One Metropolitan Square
                                        211 N. Broadway
                                        St. Louis, MO 63102-2750
                                        Fax: 314-259-2020

                                        (Counsel to Monsanto)

or to such other address as any party hereto may have furnished to the other parties by a notice in writing in accordance with this Section 10.04.
                                                       -------------

         Section 10.05 Amendment and Modification. This Agreement may be
                       --------------------------
amended, modified or supplemented only by a written agreement signed by all of the parties hereto.

         Section 10.06 Successors and Assigns; No Third Party Beneficiaries.
                       ----------------------------------------------------
This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns, but, except as provided in Section 7.02, neither this Agreement nor
                                    ------------
any of the rights, interests and obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties. Except for the provisions of Article V relating to Indemnitees, which are also
                             ---------
for the benefit of the Indemnitees, this Agreement is solely for the benefit of the parties hereto and is not intended to confer upon any other Persons any rights or remedies hereunder.

         Section 10.07 Counterparts. This Agreement may be executed in two or
                       ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 10.08 Legal Enforceability. Any provision of this Agreement
                       --------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Each party acknowledges that money damages would be an inadequate remedy for any breach of the provisions of this Agreement and agrees that the obligations of the parties hereunder shall be specifically enforceable.

         Section 10.09 Complete Agreement. This Agreement, the Commercial and
                       ------------------
Operating Agreements, the Plan and the Retiree Settlement Agreement shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall supercede all previous negotiations, commitments and writings with respect to such subject matter. Solutia and Monsanto hereby waive any claims, rights or arguments they may be able to assert on the basis that this Agreement, the Commercial and Operating Agreements, the Plan and the Retiree Settlement Agreement were not executed simultaneously or as part of the same transaction. For all purposes, the Commercial and Operating Agreements shall be integrated into this Agreement in the same way and on the same terms, if at all, that they were integrated with the Distribution Agreement. The Plan and its terms and the Retiree Settlement Agreement and its terms are incorporated herein by reference. For all purposes, this Agreement the Plan and the Retiree Settlement Agreement are an integrated and unitary contract not subject to severability.

                                    * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Settlement Agreement on the day and year first above written.

                              SOLUTIA INC.


                              By:  /s/Jeffry N. Quinn
                                   --------------------------------------------
                                   Name:  Jeffry N. Quinn
                                   Title:  Chairman, President and CEO

                              MONSANTO COMPANY


                              By:  /s/David F. Snively
                                   --------------------------------------------
                                   Name: David F. Snively
                                   Title: Sr. V.P., Secretary & General Counsel

                              SFC LLC


                              By:
                                   --------------------------------------------
                                   Name:
                                   Title:
                                   Dated:

                              All notices to be provided to SFC LLC
                              in accordance with Section 10.04 of this Agreement shall be addressed as follows:

                                    --------------------
                                    --------------------
                                    --------------------
                                    --------------------
                                    --------------------

                                  APPENDIX A
                                  ----------

Anniston Plant (as described in Exhibit Q1 hereto)(1)
                                ----------
Chocolate Bayou Plant
Columbia Plant
Runcorn Plant
Decatur Plant
Delaware River Plant
Foley Plant
Ghent Plant
Greenwood Plant
Indian Orchard Plant
Krummrich Plant (as described in Exhibit Q2 hereto)(2)
                                 ----------
LaSalle Plant
Newport Plant
Nitro Armour Creek Landfill
Nitro Plant(3)
Pensacola Plant
Queeny Plant
Ruabon Plant
Rhosymedre Quarry
Texas City (N80/S20 only)
Trenton Plant
Westport Plant
Augusta Landfills

-----------------------
(1) Excluded from the Environmental Liability Costs for the Anniston Plant shall be (a) the operation and maintenance costs for the Staging and Soils Management Area (a.k.a. the Miller Property) and (b) the design, construction, operation and maintenance costs of the Supplemental Staging and Soils Management Area (both areas shown on Exhibit Q1), but only to
                                                    -----------
     the extent that such areas are used for disposal of contaminated materials from properties never owned or operated by Solutia. If these staging and soil management areas are used for disposal of materials from properties owned or operated by Solutia after the Solutia Spinoff, the above described Environmental Liability Costs shall be allocated based on the volume of such materials disposed, with the Anniston Shared Site allocated the volume of contaminated materials from properties never owned or operated by Solutia and the Anniston Plant allocated the volume of contaminated materials from properties owned or operated by Solutia after the Solutia Spinoff.

(2) Excluded from the Environmental Liability Costs for the Krummrich Plant shall be the operation and maintenance costs for the Containment Cell (Lot M shown on Exhibit Q2), but only to the extent that such cell is used for disposal of contaminated materials from properties never owned or operated by Solutia. If the cell is used for disposal of materials from properties owned or operated by Solutia after the Solutia Spinoff, the above described Environmental Liability Costs shall be allocated based on the volume of such materials disposed, with the Sauget Shared Site allocated the volume of contaminated materials from properties never owned or operated by Solutia and the Krummrich Plant allocated the volume of contaminated materials from properties owned or operated by Solutia after the Solutia Spinoff.

(3) For purposes of this Agreement, the Nitro Plant Retained Site extends to the property line as defined by West Virginia law.

                              APPENDIX A CONT'D.
                              ------------------

Carondelet Plant
Beamer Road Property
Camden Plant
Carson Plant
Phosphate mining and processing facilities of P4 Production L.L.C. (to the extent operated by Solutia)(4)
Great Lakes Lawsuit (Solutia shall only be responsible for any judgment obtained by the United States against Solutia. Solutia shall have no obligation to indemnify Monsanto for any contribution sought by third parties from Pharmacia).

-----------------------
(4) Environmental Liability Costs associated with P4 Production L.L.C. sites are the responsibility of Monsanto pursuant to the indemnification contained in the LLC Interest Purchase Agreement dated as of May 31, 2000 between Solutia, Pharmacia (which subsequently spun-off its interest in P4 Production L.L.C. to the new Monsanto Company) and P4 Production, L.L.C. Including these sites on Appendix A shall in no way affect Monsanto's obligation to indemnify Solutia, its subsidiaries and Affiliates under the LLC Interest Purchase Agreement.

                                  APPENDIX B
                                  ----------

AAA Septic Tank
Anders Lane
Arlington Blending /Galloway Pits
Baxley
Bay Drum (Fla)
Bayonne Barrel
Berlin & Farro
Beulah Landfill
Bloomfield Site Shutdown
Blosenski Landfill
Bluff Road
Bob's Home Service
Boston Edison
Bottleworks Site
Brio
Brofiscin Quarry, Wales (UK)
CBE Environmental
Chemsol
Combustion Inc.
Cranston Sanitary Landfill
Decatur Polysar (Novacor)
Diamond Alkali
Dixiana
DOP Operations & Maintenance
Everett Site Shutdown
Fike/Artel
Former HUB Property including property now owned by West Virginia Alcohol Beverage Control Authority(5)
Hayford Bridge / Findett
Hexagon Labs Superfund
Iron Horse Billerica
Jonas Transport

-----------------------
(5) Regardless of the definition of Legacy Offsite, any contamination migrating from this Legacy Site onto the Nitro Plant Retained Site (the "Legacy Site Migration") shall be addressed by Solutia solely to the extent that no additional or expanded remedial measures are required to treat the contamination migrating onto the Nitro Plant Retained Site. However, should the contributions to site conditions from the Legacy Site Migration require different remediation technologies or larger remediation systems or other additional or expanded remedial action that will result in costs to Solutia greater than those that would have been incurred by Solutia but for the Legacy Site Migration (the "Additional Remediation"), Solutia will cooperate with Monsanto as to the most cost effective remediation of the Legacy Site Migration and Monsanto shall pay only any increased costs Solutia may incur for the Additional Remediation. Monsanto shall have the right, at its sole discretion, to perform the Additional Remediation at its expense rather than pay any increased costs of the Additional Remediation to Solutia.

                              APPENDIX B CONT'D.
                              -----------------

Kanawha River(6)
Kearny Site Shutdown
Kenilworth Site Shutdown
Lammers Barrel Factory Site
Lion Oil - El Dorado
Lion Oil - Gas Stations
Malone
Maryland Sand & Gravel
Maxey Flats
MEMC / Palo Alto
Metamora Landfill
MOTCO
PAS Clothier Drum Disposal
PAS Fulton Terminal
PAS Oswego
PASCO Landfill
Picillo
Port of Oakland
Port Plastics - Corrective Action
PSC Resources
Santa Clara
SCP - Carlstadt
Sikes
Skinner Landfill
Solvent Recovery
Spectron/Galaxy SF
Tex Tin
Texas City (Gulf Coast only)
Thermochem
Thompson Chemicals
Tulalip Landfill
White Chemical
Woburn Aberjona River
Woburn Industri-Plex (including parcel jointly owned by Solutia and Stauffer).

Incorporate all sites from Appendix B, Worldwide List of Shut Down or Sold Operating Locations or Appendix C of the Distribution Agreement unless they are (1) listed in Appendix A and C of this Agreement; (2) sites or portions of sites owned and/or operated by Solutia or to which Solutia sent waste at anytime after the Solutia Spinoff Date; or (3) Retained Offsites.

-----------------------
(6) Monsanto will be responsible only for any dioxin-related (including dioxin and all related congeners and furans) remediation and natural resource damages (or NRDs) at this site.

                                  APPENDIX C
                                  ----------

1. All areas outside of the Anniston Plant (as described in Exhibit Q1 hereto)
                                                            ----------
that have or are alleged to have been contaminated (a) due to the operations of or migration of contamination from the Anniston Plant prior to the Solutia Spinoff or (b) due to disposal sites on property proximate to the Anniston Plant utilized by the Anniston Plant prior to the Solutia Spinoff.(7) Excluded are third party owned sites used for disposal of waste by Pharmacia that would qualify as Legacy Sites, unless such sites are proximate to the Anniston Plant.

2. All areas outside of the Krummrich Plant (as described in Exhibit Q2
                                                             ----------
hereto) that have or are alleged to have been contaminated (a) due to the operations of or migration of contamination from the Krummrich Plant prior to the Solutia Spinoff, or (b) due to waste disposal sites on property proximate to the Krummrich Plant utilized by the Krummrich Plant prior to the Solutia Spinoff, including without limitation the Sauget Area 1 Sites (inclusive of the Dead Creek Cell (Lot M shown on Exhibit Q2) and Sites G, H, I, L, M and
N), the Sauget Area 2 Sites (inclusive of Sites O, P, Q (including Lot G shown on Exhibit Q2, but only to the extent that any contamination discovered thereon is similar to that discovered on Site Q), R (including the Site R groundwater migration control system - the barrier wall and pump treat system) and Lot H and Addition to Lot H shown on Exhibit Q2 and S), and the Sauget - Metro East Sanitary District site.(8) Excluded are third party owned sites used for disposal of waste by Pharmacia that would qualify as Legacy Sites, unless such sites are proximate to the Sauget Area 1 or Area 2 Sites.


-----------------------
(7) To the best of their knowledge and belief without inquiry, neither Monsanto's nor Solutia's current environmental, health and safety staffs are aware of any such proximate disposal sites related to the operations of the Anniston Plant.

(8) To the best of their knowledge and belief without inquiry, neither Monsanto's nor Solutia's current environmental, health and safety staffs are aware of any other such proximate disposal sites related to the operations of the Krummrich Plant.

                               SCHEDULE 8.01(d)
                               ----------------

Facts and circumstances at the Kanawha River site set forth in the following documents are deemed disclosed for purposes of this Schedule 8.01(d):

Interim Report, Phase I Extent of Contamination (EOC) Sampling Results and Updated Phase II EOC Sampling Work Plan, dated December 9, 2005, prepared by Conestoga-Rovers and Associates and the documents referenced therein

Engineering Evaluation/Cost Analysis (EE/CA) Work Plan (CRA, April 6, 2004) and the documents referenced therein

In re Pharmacia Corporation and Monsanto Company, Administrative Order on Consent, EPA Docket No. 03-2003-0265-DC (2004)

Kanawha River fish consumption advisory for mercury (West Virginia Department of Health and Human Resources)

Kanawha River fish consumption advisory for PCBs (West Virginia Department of Health and Human Resources)

Notwithstanding the above, Monsanto does not currently know of any constituent other than dioxin, including all congeners of dioxin and furans, that the regulators are using, or, based on currently available information, are expected to use, to drive Environmental Remediation by Monsanto and/or Pharmacia in the Kanawha River.

                                                                Exhibit 99.2.B


                                                                EXECUTION COPY


             FIRST AMENDED & RESTATED RETIREE SETTLEMENT AGREEMENT
             -----------------------------------------------------

This first amended and restated retiree settlement agreement (this "Agreement") presents the material terms of a settlement (the "Retiree Settlement") among: (a) Solutia Inc. ("Solutia") and its domestic subsidiaries (collectively with Solutia, the "Company"); (b) those retirees, including their surviving spouses, dependent spouses and dependent children, and those employees receiving disability benefits, who worked for Pharmacia Corporation (f/k/a Monsanto) or one of its domestic subsidiaries ("Pharmacia") and who retired, or became disabled, prior to Solutia's spin-off from Pharmacia in 1997, and whose post-employment benefit or disability liabilities were transferred to Solutia as a result of such spin-off (collectively, the "Pre-Spin Retirees"); (c) those retirees, including their surviving spouses, dependent spouses and dependent children, and those employees receiving disability benefits, who retired from Solutia or became disabled after Solutia's spin-off from Pharmacia in 1997, including those retirees (and their surviving spouses, dependent spouses and dependent children) and disabled persons who worked for Pharmacia prior to Solutia's spin-off from Pharmacia in 1997, and, thereafter worked for Solutia, other than those retirees covered by a collective bargaining agreement who retired on January 1, 2003, or later (collectively, the "Post-Spin Retirees"); (d) any other person having a claim against Solutia for "retiree benefits" as such term is defined in section 1114(a) of the Bankruptcy Code (collectively, the "Retiree Claimants" and, together with the Pre-Spin Retirees and the Post-Spin Retirees, the "Retirees");(1) (e) Monsanto Company ("Monsanto")(2); (f) the official committee of unsecured creditors (the "Creditors' Committee") appointed on January 6, 2004, in the Company's chapter 11 cases currently pending before the Honorable Prudence C. Beatty in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"); and (e) the official committee of retirees (the "Retirees' Committee") appointed on February 20, 2004, in the Company's chapter 11 cases. The terms of the Retiree Settlement described herein are intended to amend and supersede any previous offer made during the Company's chapter 11 cases, constitute an integrated offer, are indivisible except as described herein, are subject to the terms and conditions hereof, and are not intended to be binding unless executed in writing.



----------
(1) To "retire" from the Company means to incur a termination of employment from Pharmacia prior to September 1, 1997, or from the Company thereafter, in either case having met the eligibility requirements of a retiree medical plan sponsored by Pharmacia or Solutia, as the case may be.

(2) Monsanto was created on February 9, 2000, under the name "Monsanto Ag", as a wholly-owned subsidiary of Pharmacia, and changed its name to Monsanto Company on March 31, 2000. The Separation Agreement between Monsanto and Pharmacia was entered into as of September 1, 2000.

SETTLEMENT OVERVIEW

RETIREE TRUST & FUNDING CO.              On the effective date (the "Effective
CONTRIBUTIONS                            Date") of the Company's plan of
                                         reorganization (the "Plan"), and
                                         subject to the terms of the Plan and
                                         the Relationship Agreement (as
                                         defined below), through the offering
                                         of rights (the "Rights Offering") to
                                         acquire shares of new common stock
                                         (the "New Common Stock") in the
                                         reorganized successor to Solutia
                                         ("Reorganized Solutia"), Solutia will
                                         raise $250 million, which will be
                                         distributed as follows: (a) $175
                                         million in cash will be contributed
                                         to a trust (the "Retiree Trust")
                                         intended to qualify as a "voluntary
                                         employees' beneficiary association"
                                         under Section 501(c)(9) of the
                                         Internal Revenue Code of 1986 and all
                                         of the rules and regulations
                                         promulgated thereunder, as amended
                                         (the "Internal Revenue Code"); and
                                         (b) $75 million in cash will be
                                         contributed to fund a new entity
                                         ("Funding Co."), which will be a
                                         special purpose, tax-efficient,
                                         bankruptcy-remote affiliate of
                                         Reorganized Solutia.(3)

                                         Funding Co. shall create two separate
                                         accounts for its funds: (a) an
                                         environmental liabilities account
                                         containing $50 million (the
                                         "Environmental Account"); and (b) an
                                         account containing $25 million of
                                         unallocated funds (the "Unallocated
                                         Account").

RETIREE TRUST SUB ACCOUNTS               The Retiree Trust shall be comprised
                                         of two sub accounts: (a) "Sub Account
                                         1"; and (b) "Sub Account 2". Sub
                                         Account 1 shall be funded by the
                                         Company with the $175 million of cash
                                         contributed by the participants in
                                         the Rights Offering, and shall be
                                         used to reimburse Reorganized Solutia
                                         for costs associated with providing
                                         Other Post-Employment Benefits (as
                                         defined below) to Pre-Spin Retirees
                                         in accordance with the terms of this
                                         Agreement. Sub Account 2 shall be
                                         funded with the Retiree Shares (as
                                         defined below) and the proceeds of
                                         the sales thereof, and shall be used
                                         to reimburse Reorganized Solutia for
                                         costs associated with providing Other
                                         Post-Employment Benefits to Pre- and
                                         Post-Spin Retirees subject to and in
                                         accordance with the terms of this
                                         Agreement.



----------
(3) It is a condition precedent to the Effective Date that from the proceeds of the Rights Offering, $175 million shall fund the Retiree Trust and $75 million shall fund Funding Co.

THE RELATIONSHIP AGREEMENT               The mechanism by which Funding Co.
                                         will make contributions to Reorganized
                                         Solutia from the Environmental
                                         Account and the Unallocated Account
                                         shall be governed by an agreement
                                         (the "Relationship Agreement"), which
                                         will be executed by Reorganized
                                         Solutia, Funding Co., and Monsanto,
                                         and which will be reasonably
                                         acceptable to the Creditors'
                                         Committee.

INVESTMENT OF RETIREE TRUST FUNDS        Cash held by the Retiree Trust shall,
                                         subject to the requirements of the
                                         Employee Retirement Income Security
                                         Act of 1974 and all of the rules and
                                         regulations promulgated thereunder,
                                         as amended ("ERISA") and the Internal
                                         Revenue Code, be invested by the
                                         Trustee (as defined below) in
                                         short-term, well-diversified, high
                                         quality investment instruments, with
                                         a primary objective of capital
                                         preservation, that are reasonably
                                         acceptable to Reorganized Solutia,
                                         including one or more of: (a)
                                         interest bearing accounts with a
                                         commercial bank having at least $10
                                         billion in assets (a "Qualified
                                                              ----------
                                         Financial Institution"); (b) direct
                                         ----------------------
                                         obligations of the United States; (c)
                                         obligations for which the full faith
                                         and credit of the United States is
                                         pledged to provide for the payment of
                                         principal and interest; (d)
                                         commercial paper rated in one of the
                                         four highest debt rating categories
                                         of Moody's Investor Services, Inc.
                                         and Standard & Poor's Corporation
                                         (without regard to gradation); (e)
                                         certificates of deposit issued by
                                         Qualified Financial Institutions; (f)
                                         bankers' acceptances issued by
                                         Qualified Financial Institutions; (g)
                                         repurchase agreements with Qualified
                                         Financial Institutions; (h) floating
                                         rate notes rated at least AA; (i) tax
                                         exempt municipal bonds and notes
                                         rated at least AA; and (j) money
                                         market funds (collectively, the
                                         "Permitted Investments").

REIMBURSEMENT OF OTHER                   Following the Effective Date and
POST-EMPLOYMENT BENEFITS                 subject to the terms of the Retiree
                                         Trust Agreement (as defined below),
                                         every two weeks, the Retiree Trust
                                         shall reimburse Reorganized Solutia
                                         or its successors in cash from Sub
                                         Account 1 for its actual
                                         out-of-pocket costs, including all
                                         administrative costs, net of, among
                                         other things, Medicare reimbursements
                                         and Pre-Spin Retirees' medical
                                         expense contributions ("Net Costs"),
                                         for providing retiree medical,
                                         retiree life insurance and disability
                                         benefits (collectively, "Other
                                         Post-Employment Benefits" or "OPEB")
                                         to Pre-Spin Retirees following the
                                         Effective Date. The reimbursement
                                         shall be for 100% of such Net Costs
                                         for the first twelve (12) months
                                         after the Effective Date, and for 90%
                                         of such Net Costs thereafter until
                                         the funds in Sub Account 1 have been
                                         exhausted.

                                         In addition, following the Effective
                                         Date and subject to the terms of the
                                         Retiree Trust Agreement, every two
                                         weeks, the Retiree

                                         Trust shall reimburse Reorganized
                                         Solutia from Sub Account 2 for 100%
                                         of its actual out-of-pocket costs,
                                         including all administrative costs,
                                         net of, among other things, Medicare
                                         reimbursements and Pre and Post-Spin
                                         Retirees' medical expense
                                         contributions, for providing Other
                                         Post-Employment Benefits to Pre- and
                                         Post-Spin Retirees following the
                                         Effective Date until the funds in Sub
                                         Account 2 are exhausted; provided,
                                                                  --------
                                         however, that Reorganized Solutia may
                                         -------
                                         only seek the reimbursements
                                         described above when cash or other
                                         securities or investments
                                         constituting Permitted Investments
                                         are available in Sub Account 2 and;
                                         provided further that, to the extent
                                         -------- -------
                                         that Reorganized Solutia has not been
                                         reimbursed from Sub Account 1 for the
                                         same cost or expense, the funds in
                                         Sub Account 2 shall be used to
                                         reimburse Reorganized Solutia for
                                         such current costs and expenses and
                                         shall be reserved in the following
                                         proportion: (a) 58% of all amounts
                                         deposited in Sub Account 2 during the
                                         term of the Retiree Trust Agreement,
                                         for Pre-Spin Retirees; and (b) 42% of
                                         all amounts deposited in Sub Account
                                         2 during the term of the Retiree
                                         Trust Agreement, for Post-Spin
                                         Retirees.

MODIFICATION OF OTHER                    In consideration for the reduction in
POST-EMPLOYMENT BENEFITS(4)              credit risk for Retirees in
                                         connection with OPEB benefits, as a
                                         result of (a) the formation,
                                         structure and pre-funding of the
                                         Retiree Trust and the Unallocated
                                         Account and (b) Reorganized Solutia's
                                         improved creditworthiness (as
                                         compared to that of Solutia),
                                         Reorganized Solutia shall retain the
                                         rights and benefits reflected in the
                                         Company's 2005 budget and long range
                                         plan, including its rights and
                                         benefits under the "Forsberg
                                         Settlement".(5)

                                         All rights and benefits provided to
                                         the Retirees and the Company under
                                         the Forsberg Settlement and the
                                         Post-Settlement Plan (as defined
                                         herein) shall be preserved and not
                                         changed, unless specifically modified
                                         or eliminated by the terms of this
                                         Agreement, or as otherwise permitted
                                         to be modified or eliminated under
                                         the terms of the Forsberg Settlement
                                         or the Post-Settlement Plan. The
                                         Retirees' continuing post-employment
                                         rights and benefits shall be
                                         incorporated into a comprehensive
                                         post-employment medical and other
                                         benefits plan (the "2007 Retiree
                                         Welfare Plan").

                                         In accordance with the foregoing,
                                         Reorganized Solutia shall be

----------
(4) Capitalized terms, used but not defined in this section, shall have the meanings ascribed to them in the Forsberg Plan (as defined below) or the 2007 Retiree Welfare Plan.

(5) On November 1, 2001, Solutia, Monsanto, Pharmacia and representatives of the Retirees agreed to settle litigation related to medical benefits provided to Retirees (the "Forsberg Settlement"). Under the terms of the Forsberg Settlement, Solutia adopted and implemented the Solutia Inc. Medical Benefits Plan For Retirees (2002) (the "Forsberg Plan").

                                         permitted to implement the following
                                         changes to medical benefits for
                                         Medicare Eligible Retirees due to
                                         age:

     DEDUCTIBLE AMOUNT                   50% of Medicare Part A Deductible.

     COVERED PROPORTION                  Plan pays 80%.

     RETAIL PRESCRIPTION DRUGS (UP TO    Participant pays 20% up to a $50
     30 DAY SUPPLY) CO-PAYMENT AMOUNT    maximum per prescription or refill.

     MAIL ORDER                          Participant pays 20% per prescription
     PRESCRIPTION DRUGS                  or refill.
     (UP TO 90 DAY SUPPLY) CO-PAYMENT
     AMOUNT

     INDIVIDUAL MAXIMUM AGGREGATE        $65,000.
     BENEFIT FOR EXPENSES INCURRED
     AFTER AGE 65

     PARTICIPANT MEDICAL EXPENSE         For all Forsberg Groups and
     CONTRIBUTION(6)                     Post-Settlement Retirees (Group VI in
                                         the 2007 Retiree Welfare Plan)(7),
                                         the greater of 20% of the Annual Cost
                                         Per Covered Group or the Defined
                                         Dollar Limit Amount(8) as specified
                                         in Exhibit A hereto.
                                            ---------

                                         Subject to its rights under the terms
                                         of the Forsberg Settlement and the
                                         Post-Settlement Plan, Reorganized
                                         Solutia will not reduce the "Solutia
                                         Defined Dollar Limit" set forth on
                                         Exhibit A hereto.
                                         ---------

     FORSBERG PLAN(9)                    The Company's right to modify its
                                         Other Post-Employment Benefits as
                                         permitted by the terms of the
                                         Forsberg Settlement shall be retained
                                         by Reorganized Solutia and shall be
                                         implemented on the Effective Date or
                                         any date thereafter. Specifically,
                                         Reorganized Solutia intends to
                                         exercise its absolute right to amend
                                         or terminate the Forsberg Plan as it
                                         applies on and after January 1, 2007,
                                         to any member of Groups IIB or V
                                         except as to a Participant or covered
                                         Dependent Spouse who is

----------
(6) Capitalized terms, used but not defined in this section, shall have the meanings ascribed to them in the Forsberg Plan.

(7) Solutia is not waiving any of its rights pursuant to the Solutia Inc. Medical Benefits Plan for Retirees (Post-Settlement) (the
     "Post-Settlement Plan") to make changes to the Participant Medical Expense Contribution or other provisions therein.

(8) The Defined Dollar Limit Amount shall be the difference between the Annual Cost Per Covered Group and the Solutia Defined Dollar Limit applicable to a Covered Group as delineated in Exhibit A.

(9) Capitalized terms, used but not defined in this section, shall have the meanings ascribed to them in the Forsberg Plan or the 2007 Retiree Welfare Plan.

                                         not then a Medicare Eligible
                                         Participant. Reorganized Solutia
                                         intends to exercise its right to
                                         amend or terminate the Forsberg Plan
                                         as it applies to any Participant or
                                         covered Dependent Spouse who is a
                                         member of Groups IIB or V on the
                                         earlier of (a) the date such
                                         Participant or covered Dependent
                                         Spouse becomes a Medicare Eligible
                                         Participant if such date is after
                                         January 1, 2007, or (b) the fifteenth
                                         anniversary of the Settlement Date
                                         (October 19, 2016). Reorganized
                                         Solutia intends to exercise its right
                                         to amend or terminate the Forsberg
                                         Plan as to any covered Dependent
                                         Child of a Retired Employee on or
                                         after the later of (a) the date
                                         Reorganized Solutia could amend or
                                         terminate the Forsberg Plan as to
                                         such Retired Employee, or (b) the
                                         date Reorganized Solutia could amend
                                         or terminate the Forsberg Plan as to
                                         such Retired Employee's covered
                                         Dependent Spouse.(10)

                                         In addition, for Participants who are
                                         not Medicare Eligible Participants,
                                         any Deductible Amount, any Covered
                                         Proportion until a Maximum
                                         Out-of-Pocket Amount is reached, any
                                         Covered Proportion after a Maximum
                                         Out-of-Pocket Amount is reached, and
                                         any Maximum Out-of-Pocket Amounts for
                                         a Plan Year shall be determined under
                                         the Solutia Inc. Salaried and
                                         Non-Union Hourly Employees' Medical
                                         Benefits Plan, and its successors
                                         (the "Active Plan") and Medical Plan
                                         Choice elected by the Covered Group.
                                         Covered Medical Expenses with respect
                                         to a Participant or Covered Dependent
                                         who is not a Medicare Eligible
                                         Participant shall be determined under
                                         the Active Plan. Participants who are
                                         not Medicare Eligible Participants
                                         and whose benefits were subject to a
                                         collective bargaining agreement and
                                         the Covered Dependents of such
                                         Participants shall receive
                                         prescription drug benefits on the
                                         same terms and conditions as under
                                         the Active Plan.

                                         The terms of the OPEB benefits
                                         provided under the Forsberg Plan that
                                         are not otherwise modified by the
                                         terms hereof shall be included in the
                                         2007 Retiree Welfare Plan, subject to
                                         the terms and conditions set forth in
                                         the Forsberg Plan.

----------
(10) Pursuant to the terms of that certain Stipulation And Order Between Solutia Inc. And the Official Committee Of Retirees of Solutia Inc. Pursuant to Section 1114 of the Bankruptcy Code, dated November 28, 2006 (Docket No. 3541) (the "Stipulation"), the Company was authorized, effective January 1, 2007, to terminate medical benefits for Retirees or participants in groups IIB and V of the Forsberg Plan and all Post-Settlement Plan participants who were Medicare Eligible. For such persons who were not Medicare Eligible as of this date, the Stipulation authorized the Company to terminate medical benefits on the earlier of
      (a) the date such Retirees or participants become Medicare Eligible if such date is on or after January 1, 2007, or (b) October 19, 2016. The treatment of these classes of Retirees was pursuant to Solutia's prepetition rights under the Forsberg Plan.

     POST-SETTLEMENT PLAN                The Company's right to make
                                         modifications permitted by the terms
                                         of the Post-Settlement Plan for
                                         Retirees who were not part of the
                                         Forsberg Settlement shall be retained
                                         by Reorganized Solutia and shall be
                                         implemented on the Effective Date or
                                         on any date thereafter.

     MEDICARE PART D                     Reorganized Solutia shall retain 100%
                                         of any subsidy related to Medicare
                                         prescription drug coverage ("Medicare
                                         Part D"). Any reimbursement received
                                         by Reorganized Solutia will not be
                                         applied to determine the Medical
                                         Expense Contribution required of
                                         Retirees for participation in the
                                         2007 Retiree Welfare Plan.

     NOTIFICATION OF MAXIMUM             Medicare Eligible Retirees who exceed
     AGGREGATE BENEFIT                   60 percent and 85 percent of the
                                         Maximum Aggregate Benefit will
                                         receive a notification of the medical
                                         and pharmacy benefits applied toward
                                         the Maximum Aggregate Benefit. Upon
                                         reaching the Maximum Aggregate
                                         Benefit, Retirees will receive a
                                         notice of coverage termination. Such
                                         notices shall include a summary of
                                         medical and pharmacy benefits applied
                                         toward the Maximum Aggregate Benefit
                                         through December 31, 2001, and annual
                                         amounts applied thereafter. Such
                                         Retirees shall retain their rights
                                         under ERISA to appeal any such
                                         calculation, although the
                                         calculations shall bind any Retiree
                                         who fails to timely appeal such
                                         calculation. Amounts paid by the
                                         Company for each Retiree shall be
                                         included in the calculation of the
                                         Maximum Aggregate Benefit, even if
                                         such amounts are later reimbursed by
                                         government subsidies under Medicare.

     2007 RETIREE WELFARE PLAN           The 2007 Retiree Welfare Plan will
                                         modify, amend and supersede the terms
                                         of the Forsberg and Post-Settlement
                                         Plans as provided in this Agreement.

                                         The 2007 Retiree Welfare Plan will be
                                         filed with the Bankruptcy Court at
                                         least 10 days prior to the hearing on
                                         confirmation of the Plan (the
                                         "Confirmation Hearing"), and the
                                         terms thereof shall be reasonably
                                         acceptable to the Retirees'
                                         Committee.

     PLAN SPONSORSHIP                    The Company and the Retirees each
                                         reserve all of their rights, if any,
                                         with respect to Reorganized Solutia's
                                         sponsorship of OPEB benefits.

     LIFE INSURANCE                      The 2007 Retiree Welfare Plan shall
                                         provide life insurance benefits to
                                         former employees covered under
                                         Solutia's retiree life insurance plan
                                         on the Effective Date consistent with
                                         the following:

                                            a)    for each former employee
                                                  covered on the Effective
                                                  Date who retired prior to
                                                  January 1, 1986, such former
                                                  employee's current life
                                                  insurance coverage, up to a
                                                  maximum coverage limit of
                                                  $12,500;

                                            b)    for each former employee
                                                  covered on the Effective
                                                  Date who retired from
                                                  January 1, 1986 through
                                                  December 31, 2001, such
                                                  former employee's current
                                                  life insurance coverage, up
                                                  to a maximum coverage limit
                                                  of $10,000; and

                                            c)    for each former employee
                                                  covered on the Effective
                                                  Date who retired after
                                                  December 31, 2001, the life
                                                  insurance benefit will be
                                                  eliminated.

                                         These life insurance benefits shall
                                         not be subject to change. These life
                                         insurance benefits shall continue in
                                         the event that any recipient is not
                                         covered for medical benefits under
                                         the 2007 Retiree Welfare Plan or any
                                         subsequent retiree medical benefit
                                         plans.

RETIREE TRUST                            The Retiree Trust shall be
                                         established on the Effective Date. To
                                         the extent permitted under ERISA and
                                         the Internal Revenue Code, the
                                         Retiree Trust shall hold in trust all
                                         assets contributed thereto.

                                         The trustee for the Retiree Trust
                                         (the "Trustee") shall be a qualified
                                         institutional trustee selected by the
                                         Company and reasonably acceptable to
                                         the Retirees' Committee and the
                                         Creditors' Committee.

                                         At least 10-days prior to the
                                         Confirmation Hearing, the Retirees'
                                         Committee shall appoint a 3-person
                                         liaison committee (the "Retiree
                                         Liaison Committee"). The duties of
                                         the Retiree Liaison Committee shall
                                         be set forth in the 2007 Retiree
                                         Welfare Plan. Subject to the
                                         requirements of, and solely to the
                                         extent permitted by, ERISA and the
                                         Internal Revenue Code, the Trustee
                                         shall have the authority to reimburse
                                         all reasonable, actual, out-of-pocket
                                         expenses incurred by the members of
                                         the Retiree Liaison Committee in the
                                         performance of their duties;
                                         provided, however, that such
                                         --------  -------
                                         reimbursements shall not exceed
                                         $3,000 in the aggregate in any
                                         calendar year.

                                         The duties and powers of the Trustee
                                         shall be enumerated in a
                                         trust instrument (the "Retiree Trust
                                         Agreement") subject to the
                                         requirements of ERISA and the
                                         Internal Revenue Code and reasonably
                                         acceptable to the Company, Monsanto,
                                         the Creditors' Committee and the
                                         Retirees' Committee. The Retiree
                                         Trust Agreement shall provide for:

                                         1.  Payment (within 10 days from the
                                             submission of detailed invoices
                                             to the Trustee) of Reorganized
                                             Solutia's requests for
                                             reimbursement from the Retiree
                                             Trust in compliance with the
                                             terms of this Agreement and the
                                             2007 Retiree Welfare Plan.

                                         2.  The Trustee's ability to sell the
                                             Retiree Shares (defined below)
                                             and use the proceeds of such
                                             sales to reimburse Reorganized
                                             Solutia in accordance with the
                                             terms of this Agreement and the
                                             2007 Retiree Welfare Plan.
                                             Neither Reorganized Solutia,
                                             Monsanto, Funding Co., nor any of
                                             their respective agents,
                                             directors, officers or employees,
                                             shall have or assume any
                                             liability with respect to any
                                             decision by the Trustee to sell
                                             or not sell the Retiree Shares
                                             held in the Retiree Trust at any
                                             given time.

                                         3.  In the event that no Pre-Spin
                                             Retirees are participating in the
                                             2007 Retiree Welfare Plan, any
                                             amounts remaining in the Retiree
                                             Trust shall be used to reimburse
                                             Reorganized Solutia for costs
                                             incurred in connection with
                                             providing Other Post-Employment
                                             Benefits to Post-Spin Retirees.
                                             In the event that no Pre-Spin
                                             Retirees and fewer than 100
                                             Post-Spin Retirees are
                                             participating in the 2007 Retiree
                                             Welfare Plan, the amounts
                                             remaining in the Retiree Trust
                                             shall be used to reimburse
                                             Reorganized Solutia for costs
                                             incurred in providing Other
                                             Post-Employment Benefits to
                                             Post-Spin Retirees and medical
                                             and other welfare benefits to
                                             Reorganized Solutia's active
                                             employees.

RETIREE CLAIM                            The Retirees, as a class, shall be
                                         entitled to an Allowed(11)
                                         non-priority unsecured claim in the
                                         aggregate amount of $35 million (the
                                         "Retiree Claim"), based on reductions
                                         in OPEB that the Company could not
                                         have unilaterally imposed on Retirees
                                         pursuant to the terms of the Forsberg
                                         Settlement and its other rights.

                                         In full and complete satisfaction of
                                         the Retiree Claim, and for the
                                         benefit of all Retirees, Reorganized
                                         Solutia shall contribute to the
                                         Retiree Trust, subject to any
                                         consents or approvals required under
                                         ERISA and the Internal Revenue Code
                                         (including, for the

----------
(11) "Allowed" shall mean any claim that is determined to be a valid claim in the Company's chapter 11 cases based on the Company's schedules or through settlement, litigation or otherwise.

                                         avoidance of doubt, the obtaining of
                                         an exemption from any "prohibited
                                         transactions", as defined in Section
                                         4975 of the Internal Revenue Code or
                                         Section 406 of ERISA), the number of
                                         shares of New Common Stock necessary
                                         to provide a recovery on account of
                                         the Retiree Claim that is equal to
                                         the implied recovery for all General
                                         Unsecured Creditors (as defined in
                                         the Plan) who do not participate in
                                         the Rights Offering. The recovery on
                                         account of the Retiree Claim (the
                                         "Retiree Recovery") shall be computed
                                         based on (i) the aggregate equity
                                         value in Reorganized Solutia
                                         distributable to General Unsecured
                                         Creditors approved by the Bankruptcy
                                         Court (or the mid-point of the range
                                         of values established by the
                                         Bankruptcy Court), and (ii) the
                                         mid-point of the range of projected
                                         final aggregate amounts of General
                                         Unsecured Claims, as set forth in the
                                         disclosure statement filed in
                                         connection with the Plan and approved
                                         by the Bankruptcy Court, after
                                         accounting for the discount in the
                                         Rights Offering and prior to any
                                         dilution in General Unsecured
                                         Creditor recoveries resulting from
                                         the resolution of Disputed General
                                         Unsecured Claims (as defined in the
                                         Plan), provided, however, that the
                                                --------  -------
                                         number of shares of New Common Stock
                                         distributed to the Retiree Trust in
                                         satisfaction of the Retiree Claim
                                         (collectively, the "Retiree Shares")
                                         shall be subject to pro-rata dilution
                                         on account of the Incentive Plan (as
                                         defined in the Plan).

                                         Notwithstanding anything contained in
                                         the preceding paragraph to the
                                         contrary, in the event that the
                                         consents and approvals described
                                         above have not been obtained within
                                         30 days from the Effective Date
                                         (which period may be extended upon
                                         the mutual written consent of
                                         Reorganized Solutia and the Retiree
                                         Liaison Committee), in full and
                                         complete satisfaction of the Retiree
                                         Claim, Reorganized Solutia shall
                                         deposit Retiree Shares in the Retiree
                                         Trust equal to 10% of the value of
                                         the Retiree Trust on such date and
                                         all proceeds (net of sales
                                         commissions and other transaction
                                         fees) from the sale of the balance of
                                         the Retiree Shares that would have
                                         been deposited on account of the
                                         Retiree Claim had the consents and
                                         approvals been received; provided
                                                                  --------
                                         that the total number of shares of
                                         New Common Stock deposited in the
                                         Retiree Trust or sold in accordance
                                         with the foregoing shall not exceed
                                         the number of Retiree Shares
                                         distributed on account of the Retiree
                                         Recovery; and provided further that
                                                       -------- -------
                                         if the contribution of Retiree Shares
                                         to the Retiree Trust in accordance
                                         with the foregoing and/or the holding
                                         of the Retiree Shares by the Retiree
                                         Trust would constitute or result in a
                                         "prohibited transaction", as defined
                                         in Section 4975 of the Internal
                                         Revenue Code or Section 406 of ERISA,
                                         the Retiree Shares shall be sold and
                                         the proceeds (net of sales
                                         commissions and other transaction

                                         fees) of such sale shall be
                                         contributed to the Retiree Trust in
                                         lieu of the Retiree Shares under
                                         circumstances reasonably agreed to
                                         between the Retirees' Committee and
                                         the Company.

                                         The Retiree Shares and the proceeds
                                         from sales thereof shall be held in
                                         Sub Account 2 and shall be used to
                                         reimburse Reorganized Solutia in
                                         accordance with the terms of this
                                         Agreement and the 2007 Retiree
                                         Welfare Plan.

                                         The Company and the Retirees'
                                         Committee agree to use their
                                         reasonable efforts to assist in
                                         seeking any exemption of the
                                         application of the "prohibited
                                         transactions" rules described in this
                                         section with respect to the number of
                                         Retiree Shares to be distributed to
                                         the Retiree Trust.

                                         The Retiree Claim and all rights and
                                         obligations associated therewith
                                         shall be held and managed by the
                                         Retirees' Committee as the authorized
                                         representative for the Retirees. The
                                         Retirees' Committee may authorize its
                                         counsel to act as the agent for the
                                         Retirees' Committee with respect to
                                         the Retiree Claim.

                                         Any and all claims filed by
                                         individual Retirees on account of
                                         reductions in their OPEB benefits as
                                         a result of the Company's chapter 11
                                         cases, shall be disallowed and
                                         expunged from the Company's claims
                                         register on the Effective Date as
                                         duplicative of the Retiree Claim.

RELEASE In consideration of Monsanto's agreement to, among other things, enter into the Monsanto Settlement (as defined in the Plan) and Pharmacia's agreement to waive certain indemnity claims against the Company, which will collectively enable Reorganized Solutia to satisfy its OPEB obligations to Retirees as modified by the Retiree Settlement, and improve Reorganized Solutia's creditworthiness, which consideration is integral to the effectuation of the Plan, the consummation of any transactions contemplated thereby and Reorganized Solutia's ability to perform its prospective obligations, upon the Effective Date, the
                                         Retirees' Committee, its members and
                                         professionals, the Retirees and each
                                         of their respective officers,
                                         directors, employees, heirs,
                                         executors, administrators, successors
                                         and assigns (collectively, the
                                         "Retiree Parties") shall hereby be
                                         deemed to have released and
                                         discharged the Company, Monsanto,
                                         Pharmacia, any employee benefit plans
                                         of Monsanto or Pharmacia and their
                                         respective officers, directors,
                                         employees, affiliates, successors,
                                         assigns, representatives, agents,
                                         advisors and professionals
                                         (collectively, the "Released
                                         Parties") from, and the order
                                         confirming the Plan (the
                                         "Confirmation Order") and the order
                                         approving the terms of this Agreement
                                         (the "Retiree Approval

                                         Order") shall operate as an
                                         injunction against, the commencement
                                         or continuation of any action, the
                                         employment of process, or any act to
                                         collect, recover or offset, any
                                         "claim" (as defined in section 101(5)
                                         of the Bankruptcy Code) and any
                                         "debt" (as that term is defined in
                                         section 101(12) of the Bankruptcy
                                         Code), related to "retiree benefits"
                                         (as defined in section 1114(a) of the
                                         Bankruptcy Code), including the
                                         partial reservation of claims in the
                                         class action settlement approved by
                                         the U.S. District Court for the
                                         Northern District of Florida,
                                         Pensacola Division, in Solutia Inc.
                                         v. Forsberg, et al., No. 3:98CV237,
                                         whether such claim is reduced to
                                         judgment or not, liquidated or
                                         unliquidated, contingent or
                                         noncontingent, asserted or
                                         unasserted, fixed or not, matured or
                                         unmatured, disputed or undisputed,
                                         legal or equitable, known or unknown
                                         that the Retiree Parties had, have or
                                         may have against the Released
                                         Parties. This Agreement, the Plan and
                                         any order approving the Retiree
                                         Settlement shall provide for and
                                         effectuate a discharge of the
                                         Released Parties to the fullest
                                         extent permitted by applicable law
                                         with respect to any and all claims of
                                         the Retiree Parties related to
                                         "retiree benefits" (as defined in
                                         section 1114(a) of the Bankruptcy
                                         Code); provided, however, that the
                                                --------  -------
                                         foregoing shall not release and
                                         discharge (a) Reorganized Solutia
                                         from the performance of its
                                         obligations under this Agreement, or
                                         (b) Monsanto from the performance of
                                         its obligations under this Agreement.

EXCULPATION AND                          The Plan and Confirmation Order shall
LIMITATION OF LIABILITY                  provide that the Retirees' Committee
                                         and each of its current and former
                                         members, agents, advisors and
                                         professionals, in each case in their
                                         capacity as such, shall not have or
                                         incur any liability to, or be subject
                                         to any right of action by, any Holder
                                         of a Claim (as defined in the Plan),
                                         or any other party in interest, or
                                         any of their respective agents,
                                         direct or indirect shareholders,
                                         employees, representatives, financial
                                         advisors, attorneys or affiliates, or
                                         any of their respective successors or
                                         assigns, for any act or omission in
                                         connection with, relating to, or
                                         arising out of, the Chapter 11 Cases,
                                         the pursuit of confirmation of the
                                         Plan, the consummation of the Plan,
                                         or the administration of the Plan or
                                         the property to be distributed under
                                         the Plan, except for their willful
                                         misconduct, criminal conduct, misuse
                                         of confidential information that
                                         causes damages, fraud, ultra vires
                                         acts or gross negligence, and in all
                                         respects shall be entitled to rely
                                         reasonably upon the advice of counsel
                                         with respect to their duties and
                                         responsibilities under the Plan.

STAY OF APPEAL                           On or about February 16, 2006, the
                                         Company and the Retirees' Committee
                                         jointly sought to stay the appeal,
                                         captioned Solutia Inc. et al. v.
                                         Official Committee of Retirees (Civil
                                         no. 04-CIV-9587 (KMK)), pending
                                         before the United States District
                                         Court for the Southern District of
                                         New York, pending approval of the
                                         Retiree Settlement. On the Effective
                                         Date, this appeal shall be deemed
                                         withdrawn with prejudice.

WITHDRAWAL OF ADVERSARY PROCEEDINGS      On the Effective Date, that certain
                                         adversary proceeding, captioned, The
                                         Official Committee of Retirees v.
                                         Solutia, Inc., Pharmacia Corporation
                                         and Monsanto Company (Adv. Proc. no.
                                         04-03057 (PCB)) shall be deemed
                                         withdrawn with prejudice.

RETIREE APPROVAL ORDER                   The Retiree Approval Order shall (i)
                                         approve the terms of this Agreement,
                                         including all releases, injunctions,
                                         exculpations and limitations of
                                         liability contained herein, pursuant
                                         to section 1114 of the Bankruptcy
                                         Code, Bankruptcy Rule 9019 and any
                                         other applicable provisions of the
                                         Bankruptcy Code and Bankruptcy Rules;
                                         (ii) direct the Company and the
                                         Retirees' Committee to file a copy of
                                         this Agreement and the Retiree
                                         Approval Order with the U.S. District
                                         Court for the Northern District of
                                         Florida, Pensacola Division, in
                                         Solutia Inc. v. Forsberg, et al., No.
                                         3:98CV237; (iii) specify that the
                                         prior order approving the Forsberg
                                         Settlement and the Forsberg Plan has
                                         been superseded in all respects by
                                         the terms of this Agreement; (iv)
                                         provide that the Retirees' Committee
                                         is authorized and empowered to
                                         execute and deliver this Agreement on
                                         behalf of the Retirees pursuant to
                                         section 1114(e)(1)(B) of the
                                         Bankruptcy Code; and (v) expressly
                                         reserve exclusive jurisdiction for
                                         the enforcement of the terms of this
                                         Agreement and the Retiree Settlement
                                         in the United States Bankruptcy Court
                                         for the Southern District of New
                                         York.

SUPPORT The Retirees' Committee agrees to support confirmation of the Plan filed by Solutia with the Bankruptcy Court.

                                         The Company, the Retirees' Committee,
                                         Monsanto and the Creditors' Committee
                                         agree to support the Retiree
                                         Settlement consistent with the terms
                                         set forth herein, including by, among
                                         other things, seeking Bankruptcy
                                         Court approval of the Retiree
                                         Settlement, pursuant to Bankruptcy
                                         Rule 9019. In addition, the Retirees'
                                         Committee will assist the Company and
                                         Monsanto in ensuring proper service
                                         of such motion and the terms of this
                                         Agreement is made on all Retirees.

CHANGED CIRCUMSTANCES                    Notwithstanding anything contained
                                         herein to the contrary, this
                                         Agreement shall terminate and be of
                                         no further force or effect if, and
                                         only if, prior to the Effective Date:
                                         (i) that certain adversary
                                         proceeding, captioned Official
                                         Committee of Equity Security Holders
                                         of Solutia, Inc., v. Monsanto
                                         Company, and Pharmacia Corporation
                                         (Case Nos. 03-17949 (PCB)) results in
                                         a final, binding and non-appealable
                                         determination by a court of competent
                                         jurisdiction that Monsanto and/or
                                         Pharmacia are solely responsible for
                                         liabilities in connection with
                                         Pre-Spin OPEB benefits, and the
                                         Company is fully and unconditionally
                                         discharged from any and all direct or
                                         indirect obligations with respect to
                                         the OPEB benefits or the Pre-Spin
                                         Retirees; (ii) Solutia's chapter 11
                                         cases currently pending before the
                                         Bankruptcy Court are converted to a
                                         case under chapter 7 of the
                                         Bankruptcy Code; or (iii) the Plan is
                                         modified such that the holders of
                                         General Unsecured Claims against the
                                         Company, other than the holders of
                                         Convenience Claims (as defined in the
                                         Plan), are to receive cash from
                                         Reorganized Solutia totaling more
                                         than 2% of the aggregate Allowed
                                         amount of General Unsecured Claims on
                                         account of such claims and the
                                         Retirees do not.

         IN WITNESS WHEREOF, the undersigned, intending to be bound by the terms of this Agreement, have caused this Agreement to be executed by its duly authorized officer, in each case as of this 10th day of July, 2007.





                                SOLUTIA INC.


                                /s/Jeffry N. Quinn
                                -----------------------------------------
                                By: Jeffry N. Quinn
                                Its: President & Chief Executive Officer



                    [Signatures Continue on the Next Page]

                                THE OFFICIAL COMMITTEE OF RETIREES OF
                                SOLUTIA INC.


                                /s/Daniel D. Doyle
                                -----------------------------------------
                                By: Spencer Fane Britt Browne LLP
                                Its: Co-counsel




                                /s/R. Scott Williams
                                -----------------------------------------
                                By: Haskell Slaughter Young & Rediker
                                Its: Co-counsel



                    [Signatures Continue on the Next Page]

                                THE OFFICIAL COMMITTEE OF RETIREES
                                OF SOLUTIA INC.

                                /s/Kenneth M. Kettler
                                -----------------------------------------
                                By: Kenneth M. Kettler
                                Its: Chairman



                    [Signatures Continue on the Next Page]

                                MONSANTO COMPANY


                                /s/David F. Snively
                                -----------------------------------------
                                By: David F. Snively
                                Its: Senior Vice President, Secretary and
                                     General Counsel

                                THE OFFICIAL COMMITTEE OF UNSECURED
                                CREDITORS OF SOLUTIA INC.


                                /s/James R. Savin
                                -----------------------------------------
                                By: Akin Gump Strauss Hauer & Feld LLP
                                Its: Counsel

                                                                EXECUTION COPY

                                   Exhibit A
                                   ---------

For each Plan Year, each Participant of Groups IA and IIIA shall pay an annual Medical Expense Contribution equal to the greater of 20% of the Annual Cost Per Covered Group, or the applicable Defined Dollar Limit Amount(12) as determined by the following table:

----------------------------------------------------------------------------------------------------------------------
                                                                 SOLUTIA DEFINED DOLLAR LIMIT
----------------------------------------------------------------------------------------------------------------------
                                            RETIREE (OR SURVIVING SPOUSE)           RETIREE (OR SURVIVING SPOUSE)
COVERED GROUP                                        BEFORE AGE 65                          AFTER AGE 65
----------------------------------------------------------------------------------------------------------------------
Retiree Only                                            $6,600                                 $2,000
----------------------------------------------------------------------------------------------------------------------
Surviving Spouse Only                                   $5,100                                 $1,650
----------------------------------------------------------------------------------------------------------------------
Retiree and Spouse (under 65)                           $11,700                                $7,100
----------------------------------------------------------------------------------------------------------------------
Retiree and Spouse (over 65)                            $7,950                                 $3,650
----------------------------------------------------------------------------------------------------------------------
Retiree and Child(ren)                                  $9,000                                 $4,400
----------------------------------------------------------------------------------------------------------------------
Retiree, Spouse (under 65) and
Child(ren)                                              $14,100                                $9,500
----------------------------------------------------------------------------------------------------------------------
Retiree, Spouse (over 65) and
Child(ren)                                              $10,350                                $6,050
----------------------------------------------------------------------------------------------------------------------

For each Plan Year, each Participant of Groups IB and IIIB shall pay an annual Medical Expense Contribution equal to the greater of 20% of the Annual Cost Per Covered Group, or the applicable Defined Dollar Limit Amount as determined by the following table:

----------------------------------------------------------------------------------------------------------------------
                                                                 SOLUTIA DEFINED DOLLAR LIMIT
----------------------------------------------------------------------------------------------------------------------
                                            RETIREE (OR SURVIVING SPOUSE)           RETIREE (OR SURVIVING SPOUSE)
COVERED GROUP                                        BEFORE AGE 65                          AFTER AGE 65
----------------------------------------------------------------------------------------------------------------------
Retiree Only                                            $6,600                                 $1,800
----------------------------------------------------------------------------------------------------------------------
Surviving Spouse Only                                   $5,100                                 $1,475
----------------------------------------------------------------------------------------------------------------------
Retiree and Spouse (under 65)                           $11,700                                $6,900
----------------------------------------------------------------------------------------------------------------------
Retiree and Spouse (over 65)                            $7,950                                 $3,275
----------------------------------------------------------------------------------------------------------------------
Retiree and Child(ren)                                  $9,000                                 $4,200
----------------------------------------------------------------------------------------------------------------------
Retiree, Spouse (under 65) and
Child(ren)                                              $14,100                                $9,300
----------------------------------------------------------------------------------------------------------------------
Retiree, Spouse (over 65) and
Child(ren)                                              $10,350                                $5,675
----------------------------------------------------------------------------------------------------------------------



----------
(12) The Defined Dollar Limit Amount shall be the difference between the Annual Cost Per Covered Group and the Solutia Defined Dollar Limit applicable to a Covered Group as delineated in this Exhibit A.
                                                         ---------

For each Plan Year, each Participant of Groups IIA, IIB, IV and V and Post-Settlement Participants shall pay an annual Medical Expense Contribution equal to the greater of 20% of the Annual Cost Per Covered Group, or the applicable Defined Dollar Limit Amount(13) as determined by the following table:

----------------------------------------------------------------------------------------------------------------------
                                                                 SOLUTIA DEFINED DOLLAR LIMIT
----------------------------------------------------------------------------------------------------------------------
                                            RETIREE (OR SURVIVING SPOUSE)           RETIREE (OR SURVIVING SPOUSE)
COVERED GROUP                                        BEFORE AGE 65                          AFTER AGE 65
----------------------------------------------------------------------------------------------------------------------
Retiree Only                                            $6,600                                 $1,650
----------------------------------------------------------------------------------------------------------------------
Surviving Spouse Only                                   $5,100                                 $1,350
----------------------------------------------------------------------------------------------------------------------
Retiree and Spouse (under 65)                           $11,700                                $6,750
----------------------------------------------------------------------------------------------------------------------
Retiree and Spouse (over 65)                            $7,950                                 $3,000
----------------------------------------------------------------------------------------------------------------------
Retiree and Child(ren)                                  $9,000                                 $4,050
----------------------------------------------------------------------------------------------------------------------
Retiree, Spouse (under 65) and
Child(ren)                                              $14,100                                $9,150
----------------------------------------------------------------------------------------------------------------------
Retiree, Spouse (over 65) and
Child(ren)                                              $10,350                                $5,400
----------------------------------------------------------------------------------------------------------------------



----------
(13) Solutia is not waiving any of its rights pursuant to the Post-Settlement Plan to make changes to the Participant Medical Expense Contribution or other provisions therein.

                                                                Exhibit 99.2.K


                                                               EXECUTION DRAFT
                          SETTLEMENT COMMUNICATION GOVERNED BY FEDERAL RULE OF
                       EVIDENCE 408 AND ANY APPLICABLE STATE RULES OF EVIDENCE


                          In re Solutia Inc., et al.

                                                               August 17, 2007

To the Holders of the Notes Referred to Below:

Ladies and Gentlemen:

          This letter agreement (the "Agreement") sets forth certain terms and
                                      ----------
conditions pursuant to which Solutia Inc. ("Solutia"), and certain of its
                                            -------
affiliates (collectively with Solutia, the "Debtors") will propose an
                                            -------
amendment to the proposed Debtors' Fourth Amended Joint Plan of Reorganization submitted to the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") on August 10, 2007, on a consensual basis
               ----------------
with Monsanto Company ("Monsanto"), the Official Committee of Unsecured
                        --------
Creditors of Solutia Inc., et al. (the "Creditors' Committee"), the Ad Hoc
                                        --------------------
Solutia Trade Claims Committee (the "Trade Claims Committee"), the Ad Hoc
                                     ----------------------
Committee of Solutia Noteholders (the "Noteholders' Committee"), the Official
                                       ----------------------
Committee of Equity Holders of Solutia Inc. (the "Equity Committee"), and the
                                                  ----------------
undersigned holders (the "Consenting Noteholders" and, together with the
                          ----------------------
Debtors, the Creditors' Committee, the Trade Claims Committee, the Noteholders' Committee, the Equity Committee and Monsanto, the "Parties") of:
                                                                -------
(i) the 6.72% notes due October 15, 2037; and (ii) the 7.375% notes due October 15, 2027 (collectively, the "Notes"), all issued under an indenture
                                     -----
dated October 1, 1997 (the "Prepetition Indenture"), between Solutia and The
                            ---------------------
Chase Manhattan Bank, as Trustee (the "Indenture Trustee"). The claims of the
                                       -----------------
holders of the Notes (the "Noteholders") are referred to herein as "Noteholder
                           -----------                              ----------
Claims." For purposes of this Agreement, "Non-Noteholder Parties" shall refer
------                                    ----------------------
to the Parties, other than the Consenting Noteholders. All capitalized terms not otherwise defined herein have the meanings given to such terms in the Term Sheet (as defined below).

          Proposed Amended Plan of Reorganization
          ---------------------------------------

          On December 17, 2003, the Debtors commenced voluntary cases (the "Chapter 11 Cases") under chapter 11 of title 11 of the United States Code
 ----------------
(the "Bankruptcy Code") in the Bankruptcy Court. On February 14, 2006, the
      ---------------
Debtors filed the Debtors' Joint Plan of Reorganization (as amended, the "Solutia Plan"), which, among other things, embodied a global settlement among Solutia, Monsanto, Pharmacia Corporation ("Pharmacia"), the official committee
                                           ---------
of unsecured creditors appointed in the Chapter 11 Cases and the official committee of retirees appointed in the Chapter 11 Cases. On May 16, 2007, the Debtors filed their First Amended Joint Plan of Reorganization and, on July 9, 2007, the Debtors filed their Second Amended Joint Plan of Reorganization. Subsequently, the Debtors submitted a Third Amended Joint Plan of Reorganization and, on August 10, 2007, a Fourth Amended Joint Plan of Reorganization, to the Bankruptcy Court.

          The Parties desire to further amend the Solutia Plan (the "Fifth
                                                                     -----
Amended Solutia Plan") on terms, among others, substantially in accordance
--------------------
with those contained in the term sheet annexed hereto as Exhibit A and
                                                         ---------
incorporated herein in its entirety (the "Term Sheet"). The Debtors will
                                          ----------
propose and pursue confirmation of the Fifth Amended Solutia Plan on a timely basis and, prior to confirmation of the Fifth Amended Solutia Plan, will take no action inconsistent with the Fifth Amended Solutia Plan or the Term Sheet unless so required by their fiduciary duties.

          Due Authority
          -------------

          Each Consenting Noteholder represents that, as of the date hereof,
(i) such Consenting Noteholder either (A) is the beneficial owner of the unpaid principal amount of Noteholder Claim set forth opposite its name on the signature page hereof (for each such Consenting Noteholder, the "Consenting
                                                                 ----------
Noteholder Claims"), or (B) has investment authority with respect to the
-----------------
Consenting Noteholder Claims and has the power and authority to vote in the solicitation of acceptances to the Fifth Amended Solutia Plan on behalf of the beneficial owner(s) of such Consenting Noteholder Claims, and (ii) such Consenting Noteholder has full power and authority to vote on and consent to matters concerning such Consenting Noteholder Claims in this Agreement, subject to the terms and conditions of the Prepetition Indenture, if any, relating to the exchange, assignment and transfer of the Consenting Noteholder Claims.

          Transfer of Noteholder Claims
          -----------------------------

          Each of the Consenting Noteholders hereby agrees that, so long as this Agreement has not been terminated, it shall not (i) grant proxies to any person in connection with its Notes to vote on the Fifth Amended Solutia Plan except in a manner consistent with the terms of this Agreement, or (ii) sell, transfer or assign any of the Consenting Noteholder Claims or any option thereon or any right or interest therein, unless the transferee thereof either
(a) is a Consenting Noteholder; or (b) agrees in writing for the benefit of the other Parties hereto to be bound by all of the terms of this Agreement and executes a counterpart signature page of this Agreement and the transferor provides the Debtors with a copy thereof, in which event each Non-Noteholder Party shall be deemed to have acknowledged that its obligations to the Consenting Noteholders hereunder shall be deemed to constitute obligations in favor of such transferee.

          Further Acquisition of Notes
          ----------------------------

          This Agreement shall in no way be construed to preclude the Consenting Noteholders or any of their respective subsidiaries from acquiring additional Notes. Any such additional Notes acquired by a Consenting Noteholder shall automatically be deemed to be Consenting Noteholders Claims and to be subject to the terms of this Agreement.

          Support for the Fifth Amended Solutia Plan
          ------------------------------------------

          Each of the Consenting Noteholders agrees that, subject to the condition that the Fifth Amended Solutia Plan (including any amendments thereto) provides for the treatment of Consenting Noteholder Claims consistent with or more beneficial to the holders of such claims than that contemplated in the Term Sheet, and subject to the Parties' continued support of the Fifth Amended Solutia Plan in accordance with the treatment of the Noteholder Claims as set forth in the Term Sheet, it shall support the Fifth Amended Solutia Plan. Such support shall include the following: each Consenting Noteholder (together with its affiliates, officers, directors, stockholders, members, employees, partners, employees, representatives and agents) shall not: (v) object to the Fifth Amended Solutia Plan or to any efforts to obtain acceptance of, and to confirm and implement, the Fifth Amended Solutia Plan;
(w) vote for, consent to, support or participate in the formulation of any plan other than the Fifth Amended Solutia Plan; (x) solicit, encourage, entertain or engage in any inquiries, discussions, offers or proposals, or enter into any agreements, relating to any disposition of the Debtors or their assets out of the ordinary course of business or any plan of reorganization or liquidation for the Debtors other than the Fifth Amended Solutia Plan or any amendment thereto, this Agreement and any documents in support hereof; (y) encourage or support in any fashion any person or entity to vote against the Fifth Amended Solutia Plan or to take any other action prohibited to the Consenting Noteholders in this Agreement; or (z) take any other action directly or indirectly for the purpose of delaying, preventing, frustrating or impeding acceptance, confirmation or implementation of the Fifth Amended Solutia Plan. As additional elements of such support, the Consenting Noteholders who are members of Noteholders Committee shall cause the Noteholders Committee, upon the effectiveness, and subject to the terms of, this Agreement, to (a) withdraw all objections to Solutia's Plan, disclosure statement and/or settlements with Monsanto and the Official Committee of Solutia Retirees (the "Plan Materials") and (b) support approval of the Plan
                       --------------
Materials.


          Non-Noteholder Party Agreement
          ------------------------------

          Each of the Non-Noteholder Parties hereby agrees to use its reasonable best efforts to have the disclosure statement with respect to the Fifth Amended Solutia Plan approved by the Bankruptcy Court, and thereafter to use its reasonable best efforts to obtain an order of the Bankruptcy Court confirming the Fifth Amended Solutia Plan, in each case as expeditiously as commercially reasonable under the Bankruptcy Code and Bankruptcy Rules, and incorporating the terms and conditions of this Agreement and the Term Sheet and otherwise consistent in all material respects with this Agreement and the Term Sheet (including with respect to the treatment of claims and interests and the form of distribution therein contemplated).

          Termination of Obligations
          --------------------------

          Each Consenting Noteholder under this Agreement may terminate its obligations under this Agreement by notice to counsel to the Non-Noteholder Parties, in which case its agreement hereto shall terminate and be of no further force and effect, if any of the following occurs: (a) the Debtors (i) publicly announce their intention not to pursue the confirmation of the Fifth Amended Solutia Plan in accordance with the Term Sheet; or (ii) file or support a chapter 11 plan, or the Bankruptcy Court confirms a plan or enters a final order, providing for treatment of the Consenting Noteholder Claims that is inconsistent with or less favorable than the terms and conditions set forth in the Term Sheet, including without limitation, the Debtors' agreement to pay the reasonable fees and expenses of the legal and financial, as applicable, advisors for the Noteholders' Committee and the trustees respecting the Prepetition Indenture in accordance with the Term Sheet; (b) any Non-Noteholder Party materially breaches this Agreement; (c) confirmation of the Fifth Amended Solutia Plan is denied; (d) any other plan is confirmed in the Chapter 11 Cases; (e) the Fifth Amended Solutia Plan is either (i) not confirmed within 90 days from the day on which the order approving the disclosure statement with respect to the Fifth Amended Solutia Plan (the "Disclosure Statement") is entered by the Bankruptcy Court;
                   --------------------
or (ii) not consummated within 120 days from the day on which the order approving the Disclosure Statement is entered by the Bankruptcy Court; (f) the Chapter 11 Cases are converted to a case under Chapter 7 of the Bankruptcy Code or a trustee is appointed for the Debtors under any Chapter of the Bankruptcy Code; and (g) any written representation or warranty made by any Non-Noteholder Party or their agents or representatives to the Consenting Noteholders in this Agreement or the Term Sheet is false or misleading in any material respect when made. No Party shall have any liability to the other or any other person as a result of the termination of such Party's obligations hereunder in accordance with this paragraph. Notwithstanding the foregoing, upon the occurrence of the effective date of the Fifth Amended Solutia Plan, all obligations under this Agreement shall terminate automatically without further action by any Party.

          All notices under this Section to be served to the counsel of the Non-Noteholder Parties shall be deemed given if in writing and delivered or sent by telecopy, courier or by registered or certified mail (return receipt requested) to the following addresses or facsimile numbers (or at such other addresses or facsimile numbers as shall be specified by like notice):

          Counsel to the Debtors
          Kirkland & Ellis LLP
          153 East 53rd Street
          New York, NY 10022
          Attn: Jonathan Henes, Esq.
          Facsimile: (212) 446-4900

          Counsel to Monsanto
          Willkie Farr & Gallagher LLP
          787 Seventh Avenue
          New York, N.Y. 10019-6099
          Attn: John C. Longmire, Esq.
          Facsimile: (212) 728-9574

          Counsel to the Creditors' Committee
          Akin Gump Strauss Hauer & Feld LLP
          590 Madison Avenue
          New York, NY 10022-2524
          Attn: Daniel H. Golden, Esq.
          Facsimile: (212) 872-1002

          Counsel to the Trade Claims Committee
          Brown Rudnick Berlack Israels LLP
          Seven Times Square
          New York, NY 10036
          Attn: Edward S. Weisfelner, Esq.
          Facsimile: (212) 209-4801

          Counsel to the Noteholders' Committee
          Hennigan, Bennett & Dorman LLP
          856 S. Figueroa Street, Suite 2900
          Los Angeles, CA 90017
          Attn: Bennett J. Murphy, Esq.
          Facsimile: (213) 694-1234

          Counsel to the Equity Committee
          Pillsbury Winthrop Shaw Pittman LLP
          1540 Broadway
          New York, NY 10036-4039
          Attn: David A. Crichlow, Esq.
          Facsimile: (212) 858-1500

          Release of Claims
          -----------------

          Subject to the condition that the Fifth Amended Solutia Plan is consummated, in addition to, and in no way limiting or expanding the releases in the Fifth Amended Solutia Plan, each Consenting Noteholder hereby releases and covenants not to: (a) sue or otherwise seek recovery from the Debtors, any reorganized successors of the Debtors, Monsanto, Pharmacia, any current or former officer, director, shareholder, employee, agent, representative or professional of the Debtors, or any officer, affiliate, director, employee, agent, representative, partner, limited partner, member, trustee, manager or professional of any of the foregoing or any person controlling or controlled by any of the foregoing (collectively, the "Released Parties"), on account of
                                            ----------------
any claim (as defined in 11 U.S.C. Section 101), including but not limited to any claim sounding in law or equity or asserting a tort, breach of duty or contract, violations of federal or state securities laws or otherwise, based upon any act, occurrence or failure to act from the beginning of time through the consummation of the Fifth Amended Solutia Plan, in any way related to the Debtors or their business or affairs; or (b) assert against any of the Released Parties any claim, obligation, right, cause of action or liability which such Consenting Noteholder may be entitled to assert, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, based in whole or in part on any act, omission, transaction or occurrence from the beginning of time through the consummation of the Fifth Amended Solutia Plan and in any way relating to the Debtors, the Chapter 11 Cases or the Fifth Amended Solutia Plan, including, without limitation, any pleading filed with respect thereto.

          Reservation of Rights
          ---------------------

          This Agreement and the Term Sheet are part of a proposed settlement of a dispute among the parties hereto. Except as expressly provided in this Agreement and the Term Sheet: (a) nothing herein is intended to, or does, in any manner waive, limit, impair or restrict the ability of the Parties to protect and preserve their rights, remedies and interests; and (b) nothing contained herein effects a modification of the rights of the Parties, unless and until the Fifth Amended Solutia Plan is confirmed and becomes effective. If the transactions contemplated herein are not consummated, or if this Agreement is terminated for any reason, the parties hereto fully reserve any and all of their rights. Pursuant to Federal Rule of Evidence 408 and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding involving the Parties other than (y) in connection with the confirmation of the Fifth Amended Solutia Plan, including the solicitation of acceptances thereof; and (z) in a proceeding to enforce the terms of this Agreement.

          Representations and Warranties
          ------------------------------

          Each of the Non-Noteholder Parties severally (but not jointly) represent and warrant to each other that the following statements are true, correct and complete as of the date hereof: (a) it has all requisite corporate, partnership, or limited liability company power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, and to perform its obligations hereunder; (b) with the exception of the Creditors' Committee, the Trade Claims Committee, the Noteholders' Committee and the Equity Committee, it is duly organized, validly existing and in good standing under the laws of its state of organization and it has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (c) the execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate, partnership or limited liability company action on its part; (d) the execution, delivery and performance of this Agreement does not and shall not: (i) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries, (ii) violate its certificate of incorporation, bylaws or other organizational documents or those of any of its subsidiaries; or (iii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party; (e) with the exception of the Creditors' Committee, the Trade Claims Committee, the Noteholders' Committee and the Equity Committee, the execution, delivery and performance by it of this Agreement do not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body (other than the approval of the Bankruptcy Court in the case of Debtors); (f) subject to the provision of Sections 1125 and 1126 of the Bankruptcy Code, this Agreement is a legally valid and binding obligation of such party, enforceable against such party in accordance with its terms.

          Prior Negotiations
          ------------------

          This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof. No representations, oral or written, other than those set forth herein may be relied on by any party in connection with the subject matter hereof.

          No Oral Amendments
          ------------------

          No modification or amendment of the terms of this Agreement shall be valid unless such modification or amendment is in writing and has been signed by the Debtors and the Consenting Noteholders.

          Assignment
          ----------

          Except as set forth in the Section of this Agreement entitled "Transfer of Noteholder Claims" above, no rights or obligations of any party under this Agreement may be assigned or transferred to any other person or entity.

          Governing Law
          -------------

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state's choice of law provisions which would require the application of the law of any other jurisdiction. By its execution and delivery of this Agreement, each of the Parties hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter arising under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the Bankruptcy Court, and by execution and delivery of this Agreement, each of the Parties hereby irrevocably accepts and submits itself to the exclusive jurisdiction of such Bankruptcy Court, generally and unconditionally, with respect to any such action, suit or proceeding.

          Specific Performance
          --------------------

          It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief as a remedy of any such breach, including, without limitation, an order of the Bankruptcy Court requiring any Party to comply promptly with any of its obligations hereunder.

          Effective Date
          --------------

          This Agreement shall not become effective and binding on the Parties hereto unless and until counterpart signature pages shall have been executed and delivered by holders of at least $300.1 million in principal amount of the Notes; provided, however, that the Debtors, with the written consent of each
       --------  -------
of the other Non-Noteholder Parties, shall have the right to waive such condition to the effectiveness of this Agreement.

          Headings
          --------

          The section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

          Successors and Assigns, Several Obligations
          -------------------------------------------

          This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, executors, administrators and representatives. The invalidity or unenforceability at any time of any provision hereof shall not affect or diminish in any way the continuing validity and enforceability of the remaining provisions hereof. The agreements, representations and obligations of the Consenting Noteholders under this Agreement are several and not joint in all respects.

          Third-Party Beneficiaries
          -------------------------

          Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties hereto and no other person or entity, other than the Parties, shall be a third party beneficiary hereof.

          Counterparts
          ------------

          This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this agreement may be delivered by facsimile which shall be deemed to be an original for the purposes of this paragraph.

          Consideration
          -------------

          It is hereby acknowledged by the Parties that no consideration shall be due or paid to the Consenting Noteholders in exchange for their support of the Fifth Amended Solutia Plan, in accordance with the terms and conditions of this Agreement, other than the obligations imposed upon the Debtors and Monsanto pursuant to the terms of this Agreement, including, without limitation, the Debtors' and Monsanto's obligations to use reasonable best efforts to confirm the Fifth Amended Solutia Plan in accordance with the terms and conditions of this Agreement.

          Acknowledgement
          ---------------

          This Agreement is not, and shall not be deemed to be, a solicitation for consents to the Fifth Amended Solutia Plan. Each Consenting Noteholder's acceptance of the Fifth Amended Solutia Plan shall not be solicited until it has received the disclosure statement for the Fifth Amended Solutia Plan approved by the Bankruptcy Court pursuant to applicable provisions of the Bankruptcy Code.

          IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.



Solutia Inc.

By:    /s/ Jeffry N. Quinn
     -----------------------------
Name:  Jeffry N. Quinn
Title: Chairman, President & CEO

Monsanto Company

By:    /s/ David F. Snively                    /s/ Robert A. Paley
     -----------------------------          ---------------------------------
Name:  David T. Snively                     Robert A. Paley
Title: Sr. Vice President,                  Vice President & Treasurer
       Secretary & General Counsel

Official Committee of Unsecured
Creditors of Solutia Inc., et al.

By:    /s/ Daniel H. Golden
     -----------------------------
Name:  Daniel H. Golden
Title: Partner, Akin Gump Strauss Haver & Feld LLP,
       Counsel to Official Creditors of Solutia Inc., et al.

Ad Hoc Solutia Trade Claims Committee

By:    /s/ Steven D. Pohl
     -----------------------------
Name:  Steven D. Pohl as counsel for, and authorized by,
Title: Ad Hoc Solutia Trade Claims Committee
       Member, Brown Rudnick Berlack Israels, LLP

Ad Hoc Committee of Solutia Noteholders

By:    /s/ Bennett T. Murphy
     -----------------------------
Name:  Bennett T. Murphy
Title: Attorney in Fact

Official Committee of Equity Security
Holders of Solutia Inc.

By:    /s/ Karen Dine
     -----------------------------
Name:  Karen Dine, Pillsbury Winthrop, Shaw, Rittman LLP
Title: Counsel to the Official Committee of Equity
       Security Holders of Solutia, Inc.

                                                                EXHIBIT 99.2.P

                                                                EXECUTION COPY






                             COMMITMENT AGREEMENT

                                 BY AND AMONG

                                 SOLUTIA, INC.

                                      AND

                        THE INVESTORS SET FORTH HEREIN



                         DATED AS OF OCTOBER 15, 2007

                                                       TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
Section 1.        The Rights Offering.............................................................................2
     (a)          Rights Offering Procedures; Amended Plan........................................................2
     (b)          Rights Exercise Period; Expiration Time.........................................................2
     (c)          Over-Allotment Right............................................................................2
     (d)          Issuance of Shares..............................................................................3
     (e)          Commitment Notice; Satisfaction Notice; Payment Notice..........................................3

Section 2.        The Backstop Commitment.........................................................................3
     (a)          Backstop Commitment.............................................................................3
     (b)          Direct Purchase Right...........................................................................4
     (c)          Backstop Fee....................................................................................4
     (d)          Transaction Fees and Expenses...................................................................5
     (e)          Delivery of Investor Shares.....................................................................6
     (f)          Taxes...........................................................................................6
     (g)          Document Delivery...............................................................................6
     (h)          Investor Affiliates.............................................................................6

Section 3.        Representations and Warranties of the Company...................................................7
     (a)          Incorporation and Qualification.................................................................7
     (b)          Corporate Power and Authority...................................................................7
     (c)          Execution and Delivery; Enforceability..........................................................8
     (d)          Authorized Capital Stock........................................................................8
     (e)          Issuance........................................................................................9
     (f)          No Conflict.....................................................................................9
     (g)          Consents and Approvals..........................................................................9
     (h)          Arm's Length...................................................................................10
     (i)          Financial Statements...........................................................................10
     (j)          Disclosure Statement and Exchange Act Documents................................................11
     (k)          Preliminary Prospectus.........................................................................11
     (l)          Registration Statement and Prospectus..........................................................11
     (m)          Absence of Certain Changes.....................................................................12
     (n)          Descriptions of the Transaction Documents......................................................12
     (o)          No Violation or Default........................................................................12
     (p)          Legal Proceedings..............................................................................13
     (q)          Independent Accountants........................................................................13
     (r)          Title to Intellectual Property.................................................................13
     (s)          No Undisclosed Relationships...................................................................13
     (t)          Investment Company Act.........................................................................14
     (u)          Licenses and Permits...........................................................................14

                                     -i-



     (v)          Compliance With Environmental Laws.............................................................14
     (w)          Compliance With ERISA..........................................................................14
     (x)          Accounting Controls............................................................................15
     (y)          Insurance......................................................................................15
     (z)          No Unlawful Payments...........................................................................15
     (aa)         No Restrictions on Subsidiaries................................................................15
     (bb)         No Broker's Fees...............................................................................16
     (cc)         No Registration Rights.........................................................................16
     (dd)         No Stabilization...............................................................................16
     (ee)         Margin Rules...................................................................................16
     (ff)         Forward-Looking Statements.....................................................................16
     (gg)         Statistical and Market Data....................................................................16

Section 4.        Representations and Warranties of the Investors................................................16
     (a)          Organization...................................................................................16
     (b)          Power and Authority............................................................................16
     (c)          Execution and Delivery.........................................................................17
     (d)          Securities Laws Compliance.....................................................................17
     (e)          Accredited Investor............................................................................17
     (f)          Resale.........................................................................................17
     (g)          Information....................................................................................17
     (h)          No Broker's Fees...............................................................................17
     (i)          No Conflict....................................................................................17
     (j)          Consents and Approvals.........................................................................18
     (k)          Arm's Length...................................................................................18
     (l)          Legal Proceedings..............................................................................18
     (m)          Sufficiency of Funds...........................................................................19

Section 5.        Additional Covenants of the Company............................................................19
     (a)          Agreement Motion and Agreement Order...........................................................19
     (b)          Amended Plan and Disclosure Statement..........................................................19
     (c)          Rights Offering................................................................................19
     (d)          Listing........................................................................................20
     (e)          Notification...................................................................................20
     (f)          Unsubscribed Shares............................................................................20
     (g)          Stock Splits, Dividends, etc...................................................................20
     (h)          HSR............................................................................................20
     (i)          Effectiveness of the Registration Statement....................................................20
     (j)          Clear Market...................................................................................21
     (k)          No Stabilization...............................................................................21

                                     -ii-



     (l)          Reports........................................................................................21
     (m)          Registration Rights Agreement..................................................................22
     (n)          Access and Information.........................................................................22
     (o)          Non-Solicitation...............................................................................22
     (p)          Opinion of Counsel For The Company.............................................................23

Section 6.        Additional Covenants of the Investors..........................................................23
     (a)          Information....................................................................................23
     (b)          HSR Act........................................................................................23
     (c)          Agreement Order................................................................................23
     (d)          Inconsistent Transaction.......................................................................23

Section 7.        Conditions to the Obligations of the Parties...................................................23
     (a)          Conditions to the Obligations of the Investors.................................................23
      (i)         Agreement Order................................................................................23
      (ii)        Material Adverse Effect........................................................................23
      (iii)       Inconsistent Transaction.......................................................................24
      (iv)        Confirmation Order.............................................................................24
      (v)         Amended Plan and Confirmation Order............................................................24
      (vi)        Conditions to Confirmation.....................................................................24
      (vii)       Rights Offering................................................................................24
      (viii)      Commitment Notice..............................................................................24
      (ix)        Valid Issuance.................................................................................25
      (x)         No Restraint...................................................................................25
      (xi)        HSR Act........................................................................................25
      (xii)       Consents and Approvals.........................................................................25
      (xiii)      Enforceability.................................................................................25
      (xiv)       NYSE/Nasdaq....................................................................................25
      (xv)        Comfort Letters................................................................................25
      (xvii)      Execution of Documents.........................................................................25
      (xviii)     No Legal Impediment to Issuance................................................................25
      (xix)       Good Standing..................................................................................25
      (xx)        Representations and Warranties and Covenants...................................................26
      (xxi)       Officer's Certificate..........................................................................26
      (xxii)      Bankruptcy Court Approval......................................................................26
      (xxiii)     Exit Facility..................................................................................26
      (xxiv)      Financial Projections..........................................................................26
      (xxv)       Extension Fees.................................................................................27
     (b)          Conditions to the Obligations of the Company...................................................27
      (i)         Aggregate Purchase Price.......................................................................27
      (ii)        Agreement Order................................................................................27
      (iii)       Confirmation Order.............................................................................27
      (iv)        Amended Plan and Confirmation Order............................................................27
      (v)         Conditions to Confirmation.....................................................................27
      (vi)        Rights Offering................................................................................27

                                    -iii-



      (vii)       No Restraint...................................................................................27
      (viii)      HSR Act........................................................................................27
      (ix)        Enforceability.................................................................................28
      (x)         Representations and Warranties and Covenants...................................................28

Section 8.        Indemnification................................................................................28
     (a)          Indemnification Generally......................................................................28
     (b)          Certain Procedures.............................................................................29
     (c)          Limitations....................................................................................30

Section 9.        Survival of Representations and Warranties, Etc................................................30

Section 10.       Termination....................................................................................31
     (a)          Termination by Investors.......................................................................31
     (b)          Effect of Termination..........................................................................31

Section 11.       Notices........................................................................................31

Section 12.       Assignment; Third Party Beneficiaries..........................................................32

Section 13.       Prior Negotiations; Entire Agreement...........................................................33

Section 14.       GOVERNING LAW; VENUE...........................................................................33

Section 15.       Counterparts...................................................................................33

Section 16.       Waivers and Amendments.........................................................................33

Section 17.       Headings.......................................................................................34

Section 18.       Specific Performance...........................................................................34

Section 19.       Voting Restriction.............................................................................34




Schedule I        Index of Defined Terms

Exhibit A         Rights Offering Procedures
Exhibit B         Settlement Term Sheet
Exhibit C         Registration Rights Agreement Terms
Exhibit D         Exit Facility Terms

                             COMMITMENT AGREEMENT

                  This Commitment Agreement (this "Agreement"), dated as of
                                                   ---------
October 15, 2007, is made by and among, (i) Solutia Inc., a Delaware corporation (as a debtor-in-possession and a reorganized debtor, as applicable, the "Company") and (ii) Highland Crusader Holding Corporation, a
                 -------
Delaware corporation, Longacre Fund Management, L.L.C., a Delaware limited liability company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation, GMAM Investment Funds Trust II, a trust organized under the laws of New Hampshire, ReCap International (Master) Ltd., a company organized under the laws of the British Virgin Islands, Institutional Benchmarks Series (Master Feeder) Ltd., a Bermuda segregated accounts company, solely with respect to the Muscida series, Southpaw Asset Management LP, a Delaware limited partnership and UBS Securities LLC, a Delaware limited liability company (the entities referred to in this clause (ii), collectively, the "Investors"). Each capitalized term used herein but not defined herein shall
 ---------
have the meaning given to it in the Fourth Amended Plan of Reorganization (the "Existing Plan") of the Company and the other debtors therein submitted to the
 -------------
United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") on July 9, 2007.
 ----------------

                  WHEREAS, the Company proposes to conduct a rights offering (the "Rights Offering") whereby each Eligible Holder (including any Equity
      ---------------
Holder who has purchased General Unsecured Claims of less than $100,000 from General Unsecured Creditors pursuant to such Equity Holder's election) of a Noteholder Claim or a General Unsecured Claim (each an "Eligible Holder"),
                                                        ---------------
pursuant to the Rights Offering Procedures filed with the Bankruptcy Court in connection with the Disclosure Statement relating to the Amended Plan (as defined herein) and attached hereto as Exhibit A (the "Rights Offering
                                       ---------       ---------------
Procedures") shall be offered the right (each, a "Right") to purchase, on a
----------                                        -----
pro rata basis, based upon the amount of their respective pre-petition claims, up to 15,936,703 shares (each a "Share") of New Common Stock at a purchase
                                 -----
price of $13.33 per Share (the "Purchase Price"); provided, that the number of
                                --------------    --------
Shares available for purchase pursuant to the Rights will be increased by the number of Direct Purchase Shares (as defined below) that the Investors do not purchase pursuant to the Direct Purchase Right (as defined below);

                  WHEREAS, each holder of Rights who exercises in full its Rights will be entitled, on a pro rata basis, to subscribe for additional Shares at a price per share equal to the Purchase Price, to the extent that other holders of Rights do not exercise all of their respective Rights; and

                  WHEREAS, in order to facilitate the Rights Offering, pursuant to this Agreement, and subject to the terms, conditions and limitations set forth herein, the Investors have agreed to purchase, and the Company agrees to sell, for a price per share equal to the Purchase Price, a number of Shares equal to (i) the number of shares of New Common Stock offered pursuant to the Rights Offering and the Direct Purchase Right and not validly subscribed for and purchased pursuant to the Rights Offering Procedures (such Shares in the aggregate, the "Unsubscribed Shares") and (ii) at the option of
                              -------------------
each Investor, the Direct Purchase Shares.

                  In consideration of the foregoing, and the representations, warranties and covenants set forth herein, and other good and valuable consideration, the Company and the Investors agree as follows:

Section 1. The Rights Offering.
           -------------------

         (a) Rights Offering Procedures; Amended Plan. The Company will
             ----------------------------------------
conduct the Rights Offering pursuant to the Rights Offering Procedures, as such may be amended from time to time provided that any such amendment is reasonably satisfactory to the Investors, and an amended plan of reorganization (the "Amended Plan") which shall be in form and substance
                     ------------
reasonably satisfactory to the Investors and include only those revisions, modifications and amendments to the Existing Plan as necessary to incorporate the transactions contemplated by this Agreement and the other proposed transactions described in the term sheet attached hereto as Exhibit B (the
                                                            ---------
"Settlement Term Sheet") and such other revisions, modifications and
 ---------------------
amendments that the Company deems necessary or appropriate and that shall not
(i) materially adversely affect the obligations or rights of the Investors hereunder, (ii) cause any representation or warranty contained herein to be incorrect in any material respect or (iii) be inconsistent with the terms of the Settlement Term Sheet. To the extent that the Investors object to any amendments or modifications to the Rights Offering Procedures or the Amended Plan, then they shall provide the Company and the Creditors' Committee with written notice of such objections within two (2) Business Days after the filing of such amended or modified Rights Offering or Amended Plan, which shall be delivered by the Company to the Investors by email promptly upon filing.

         (b) Rights Exercise Period; Expiration Time. In connection with the
             ---------------------------------------
Amended Plan, the Company shall issue Rights to purchase up to 15,936,703 Shares in the aggregate, subject to increase by the number of Direct Purchase Shares not purchased by the Investors pursuant to the Direct Purchase Right. The Rights Offering shall be conducted in accordance with the terms of the Rights Offering Procedures. The Rights may be exercised during a period (the "Rights Exercise Period") commencing on the date that the Rights Exercise
 ----------------------
Forms (as defined in the Rights Offering Procedures) are mailed to the Eligible Holders and ending on the deadline specified in the Rights Offering Procedures (the "Expiration Time"). In accordance with the Rights Offering
                 ---------------
Procedures, after the Expiration Time, the Company shall deliver to each Eligible Holder a notice (a "Purchase Notice") setting forth the number of
                             ---------------
shares of New Common Stock such Eligible Holder is entitled to purchase, such Holders' Total Exercise Price (as defined in the Rights Offering Procedures) and instructions for payment of the Total Exercise Price. Eligible Holders who receive the Purchase Notice shall be required to pay their Total Exercise Price on or prior to the deadline for payment set forth in the Purchase Notice (the "Payment Date"), which amount shall be held in escrow by the Company
      ------------
until the Effective Date.

         (c) Over-Allotment Right. Each Eligible Holder who exercises in full
             --------------------
its Rights will have the right (an "Over-Allotment Right") to subscribe for
                                    --------------------
additional Shares at a price per share equal to the Purchase Price pursuant to the instructions set forth in the Rights Offering Procedures to the extent that other Eligible Holders elect not to exercise all of their respective Rights in full. If the number of Shares remaining after the exercise of all Rights is not sufficient to satisfy all requests for Shares under the Over-Allotment Rights, the Eligible Holders who exercised their Over-Allotment Rights will be allocated such remaining Shares on a pro rata basis as set forth in the Rights Offering Procedures.

         (d) Issuance of Shares. Upon the effective date of the Amended Plan
             ------------------
(the "Effective Date"), the Company will issue the Shares to the Eligible
      --------------
Holders with respect to which Rights and Over-Allotment Rights were validly exercised by such holder. If the exercise of a Right or Over-Allotment Right would result in the issuance of a fractional share of New Common Stock, then the number of shares of New Common Stock to be issued in respect of such Right will be rounded down to the next whole share.

         (e) Commitment Notice; Satisfaction Notice; Payment Notice. The
             ------------------------------------------------------
Company will give the Investors by electronic facsimile transmission the certification by an officer of the Company conforming to the requirements specified herein for such certification of either (i) the number of Unsubscribed Shares and the aggregate purchase price therefor (a "Commitment
                                                                  ----------
Notice") or (ii) in the absence of any Unsubscribed Shares, the fact that
------
there are no Unsubscribed Shares and that the Backstop Commitment (as defined in Section 2) is terminated (a "Satisfaction Notice") as soon as practicable
   ---------                    -------------------
and, in any event, within 3 Business Days after the Payment Date (the date of transmission of confirmation of a Commitment Notice or a Satisfaction Notice, the "Determination Date"). If the number of Unsubscribed Shares specified in
     ------------------
the Commitment Notice increases following the Payment Date as a result of non-payment on the Payment Date by an Eligible Holder that exercised Rights or Over-Allotment Rights, as promptly as practicable following the Payment Date and in any event within 7 Business Days following the Payment Date, the Company give the Investors by electronic facsimile transmission a revised Commitment Notice specifying the correct number of Unsubscribed Shares and the aggregate Purchaser Price therefor.

Section 2. The Backstop Commitment.
           -----------------------

         (a) Backstop Commitment. On the basis of the representations and
             -------------------
warranties contained herein, but subject to the conditions set forth in
Section 7:
---------

                  (i) Backstop Commitment; Commitment Percentage. Each
                      ------------------------------------------
Investor agrees, severally and not jointly, to subscribe for and purchase on the Effective Date, and the Company agrees to sell and issue, at a price per share equal to the Purchase Price, a number of Shares equal to the product of
(i) such Investor's Commitment Percentage (as defined below) and (ii) all Unsubscribed Shares (the "Backstop Commitment"). For purposes of this
                          -------------------
Agreement, an Investor's "Commitment Percentage" shall mean the percentage
                          ---------------------
next to such Investor's name set forth on Schedule II which percentage
                                          -----------
represents such Investor's purchase obligations hereunder, subject to any adjustment pursuant to Section 2(a)(ii) below.
                       ----------------

                  (ii) Default Purchase Right. If and to the extent that any
                       ----------------------
one Investor or multiple Investors do not fully and timely satisfy its or their obligations in respect of the Backstop Commitment as required under Section (2)(a)(i) (an "Investor Default", and each such Investor, a
-----------------      ----------------
"Defaulting Investor"), then each of the remaining Investors (the
 -------------------
"Non-Defaulting Investors") shall have the right (the "Default Purchase
 ------------------------                              ----------------
Right"), but not the obligation, to purchase at a price per share equal to the
-----
Purchase Price, up to a number of Shares equal to the product of (A) the quotient determined by dividing the Commitment Percentage of such Non-

Defaulting Investor by the aggregate Commitment Percentage owned by all Non-Defaulting Investors electing to exercise their Default Purchase Right and
(B) the number of Shares not purchased by all Defaulting Investors ("Default
                                                                     -------
Shares"). As soon as practicable after an Investor Default, the Company will
------
send a notice to each Non-Defaulting Investor, specifying the number of Shares subject to the Default Purchase Right. Each Non-Defaulting Investor will have 2 Business Days from receipt of such notice to elect to exercise the Default Purchase Right by notifying the Company in writing of its election and specifying the maximum number of Default Shares (up to the 100% of the Default Shares) that it is electing to purchase. If any Non-Defaulting Investor wishes to purchase less than all the Default Shares such Non-Defaulting Investor is entitled to purchase in accordance with the preceding sentence, the Default Shares shall be allocated among the Non-Defaulting Investors who wish to purchase such available Default Shares on a pro rata basis according to each Non-Defaulting Investor's Commitment Percentage. If any Non-Defaulting Investors exercise the Default Right, the Commitment Percentage for the Defaulting Investor shall be reduced by the portion of the Backstop Commitment that such Defaulting Investor has failed to fully satisfy and the Commitment Percentage for the Non-Defaulting Investors participating in the Default Right shall be adjusted accordingly to reflect their respective portion of the Default Shares.

         (b) Direct Purchase Right. Each Investor shall have the right (the
             ---------------------
"Direct Purchase Right"), but not the obligation, to subscribe for and
 ---------------------
purchase on the Effective Date, and the Company agrees to issue and sell on the Effective Date, a number of Shares equal to up to the product of (A) the quotient determined by dividing the Commitment Percentage of each such Investor exercising its Direct Purchase Right by the aggregate Commitment Percentage owned by all Investors electing to exercise their Direct Purchase Right and (B) 2,812,359 shares of New Common Stock, at a price per share equal to the Purchase Price (the shares subscribed for by the Investors, (the "Direct Purchase Shares"). Each Investor may elect to exercise its Direct
 ----------------------
Purchase Right by notifying the Company in writing of its election on or prior to the 4th Business Day after the Expiration Time and specifying the maximum number of Direct Purchase Shares (up to 100% of the Direct Purchase Shares) that it is electing to purchase. If any Investor wishes to purchase less than all the Direct Purchase Shares such Investor is entitled to purchase in accordance with the preceding sentence, the Direct Purchase Shares shall be allocated among the Investors who wish to purchase such available Direct Purchase Shares on a pro rata basis according to each Investor's Commitment Percentage. In the event that any Investors do not exercise the Direct Purchase Right, the number of Shares subject to purchase pursuant to exercise of Rights and/or Over-Allotment Rights in the Rights Offering shall be increased by the number of Direct Purchase Shares not purchased by the Investors. The Unsubscribed Shares and the Direct Purchase Shares are herein collectively referred to as the "Investor Shares."
                                 ---------------

         (c) Backstop Fee. On the basis of the representations and warranties
             ------------
herein contained, but subject to the entry of an order of the Bankruptcy Court approving this Agreement and the exhibits attached hereto, the payment of the fees and expenses provided for herein, and the release and exculpation of the Investors, their affiliates, representatives and advisors from any liability for participation in the transactions contemplated hereby, by the Registration Rights Agreement and the Amended Plan to the fullest extent permitted under applicable law (the "Agreement Order"), the Company shall pay to the
                     ---------------
Investors, and each Investor shall have earned as of the date of the payment, a backstop fee (the "Backstop Fee") to compensate the Investors for the risk
                     ------------
of their undertaking herein. The Backstop Fee shall be paid in U.S. dollars, by wire transfer of federal (same day) funds to the accounts specified by the Investors to the Company at least 24 hours in advance as follows: (1) $4,375,000 shall be paid, on the first Business Day following the date of the entry of the Agreement Order by the Bankruptcy Court, and (2) $1,875,000 shall be paid on the date that the Company enters into a definitive agreement for Exit Financing on terms consistent with or more favorable than the terms set forth on Exhibit D hereto (the "Exit Financing Condition") in the event that
         ---------              ------------------------
such date occurs prior to December 31, 2007. As provided in Section 10(a)(ii) hereto, in the event that the Company satisfies the Exit Financing Condition, each Investor shall have the right to terminate its Commitment unless the Effective Date has occurred prior to February 28, 2008. As provided in Section 10(a)(iii) hereto, if the Company fails to satisfy the Exit Financing Condition, prior to 3:00 p.m. on December 31, 2007, each Investor shall have the right to terminate its Commitment unless the Company pays the Extension Fee, in which case (i) the Exit Financing Condition shall be waived by each Investor and (ii) each Investor shall have the right to terminate its Commitment unless the Effective Date has occurred prior to March 31, 2008. It is understood that in the event the Agreement Order is appealed, and the highest court to which the Agreement Order was appealed issues a final order vacating or reversing in whole or in part the Agreement Order and further orders disgorgement of all or a portion of the Backstop Fee, each of the Investors shall promptly return to the Company its share (based on its Commitment Percentage) of the portion of the Backstop Fee required to be so disgorged. The Backstop Fee shall be allocated among the Investors in the same proportion as their respective Commitment Percentages. If the Investors receive the Backstop Fee, the Investors shall waive any rights to receive punitive damages in connection with this Agreement and the transactions contemplated hereby. If any Investor votes against confirmation of the Amended Plan in respect of such Investor's Noteholder Claims and at the time of such vote this Agreement has not been terminated pursuant to Section 10, such
                                                        ----------
Investor shall promptly after submitting its ballot to the Company, return the portion of the Backstop Fee, and any Extension Fee (as defined below), paid to such Investor. Except as set forth herein, the Backstop Fee and any Extension Fee will be nonrefundable when paid. Each Investor who is entitled to cast a ballot on the Amended Plan shall provide copies of such ballots to the Company and the Committee within 5 days after the Voting Deadline.

         (d) Transaction Fees and Expenses.
             -----------------------------

                  (i) Transaction Expenses. Upon the entry of the Agreement
                      --------------------
Order, the Company will reimburse or pay, as the case may be, the fees and out-of-pocket expenses reasonably incurred by the Investors with respect to the negotiation, documentation and execution of the transactions contemplated hereby and the enforcement, attempted enforcement or preservation of any rights or remedies contemplated hereunder, including the filing fee, if any, required by the HSR Act (as defined in Section 5) and expenses related thereto
                                       ---------
and all Bankruptcy Court and other judicial and regulatory proceedings related to such transactions, and including all reasonable fees and expenses of Stroock & Stroock & Lavan LLP, counsel to the Investors, and separate counsel to each Investor that is a broker-dealer or affiliate thereof (collectively, the "Broker/Dealer Counsel"), together with the reasonable fees and expenses
     ---------------------
of any other professionals to be retained by the Investors with the prior approval of the Company (which approval shall not be unreasonably withheld) in connection with the transactions contemplated by herein (collectively, "Transaction Expenses"), within 10 days of presentation of an invoice approved
 --------------------
by the Investors, without Bankruptcy Court review or further Bankruptcy Court order, whether or not the transactions contemplated hereby are consummated; provided,
--------
that (1) the aggregate amount of such Transaction Expenses payable to Broker/Dealer Counsel shall not exceed $300,000 and (2) the aggregate amount of such Transaction Expenses payable to Stroock & Stroock & Lavan LLP ("Stroock") by the Company shall not exceed $1 million unless there are
  -------
Proceedings (as defined below) in which case such Transaction Expenses relating to such Proceedings payable to Stroock (the "Litigation Expenses")
                                                      -------------------
shall be governed by Section 2(d)(ii). The Company acknowledges and agrees that Haynes and Boone, LLP, counsel to Highland Capital Management, L.P. and its affiliates, is also to be paid Transaction Expenses, and that such Transaction Expenses payable to Haynes and Boone shall be fully paid and are governed by the provisions for payment of Haynes and Boone's fees in the Settlement Term Sheet and are not included in the calculation of any payments made on behalf of the other Investors hereunder. These obligations are in addition to, and do not limit, the Company's obligations under Section 8.
                                                               ---------

                  (ii) Litigation Expenses. The Company will provide payment
                       -------------------
within 10 days of presentation of an invoice of any Litigation Expenses; provided, that the aggregate amount of Litigation Expenses payable to Stroock
--------
shall not exceed $1 million exclusive of any Transaction Expenses otherwise payable to Stroock pursuant to Section 2(d)(i). In the event that Stroock is paid Litigation Expenses and a final nonappealable order shall have been entered by the court having jurisdiction over the Proceedings that the Investors involved in such Proceedings are not the prevailing party with respect to the Proceedings (taking into account all claims and recoveries related to the Proceedings), then the Investors involved in the Proceedings shall promptly following such judgment cause to be returned to the Company an amount equal to all Litigation Expenses paid to Stroock. In the event that the Investors are the prevailing party with respect to certain issues in the Proceedings and not others, the court having jurisdiction over the Proceedings shall apportion the Litigation Expenses applicable to the various issues and will direct repayment of such fees as are apportioned to the issues on which the Investors are not the prevailing party and will order that the Litigation Expenses paid to the Investors with respect to the issues on which they are the prevailing party are not subject to disgorgement.

         (e) Delivery of Investor Shares. Delivery of the Investor Shares, if
             ---------------------------
any, will be made by the Company to the account of the Investors (or to such other accounts as the Investors may designate) in book entry form at 9:00 a.m., New York City time, on the Effective Date against payment of the aggregate purchase price for the Shares by wire transfer of federal (same day) funds to the account specified by the Company to the Investors at least 24 hours in advance.

         (f) Taxes. All Investor Shares, if any, will be delivered with any
             -----
and all issue, stamp, transfer or similar taxes or duties payable in connection with such delivery duly paid by the Company to the extent required under the Confirmation Order or applicable law.

         (g) Document Delivery. The documents to be delivered on the Effective
             -----------------
Date by or on behalf of the parties hereto and the Unsubscribed Shares will be delivered at the offices of Kirkland & Ellis LLP, 153 East 53rd Street, New York, New York 10022-4611.

         (h) Investor Affiliates. Notwithstanding anything to the contrary in
             -------------------
this Agreement, the Investors, in their sole discretion, may designate that some or all of the Investor Shares be issued in the name of, and delivered to, one or more of their Affiliates or to any other Person.

Section 3. Representations and Warranties of the Company. The Company
           ---------------------------------------------
represents and warrants to, and agrees with, the Investors as set forth below. Each representation, warranty and agreement is made as of the date hereof and as of the Effective Date.

         (a) Incorporation and Qualification. The Company and each of its
             -------------------------------
Subsidiaries is a legal entity duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization, with the requisite power and authority to own its properties and conduct its business as currently conducted, and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent the failure to be so organized, validly existing, qualified or in good standing has not had or would not reasonably be expected to have, a Material Adverse Effect. For purposes of this Agreement, a "Material Adverse Effect"
                                                   -----------------------
shall mean any circumstance, change in or effect on the Company and the Company's Subsidiaries, taken as a whole, that individually or in the aggregate with all other circumstances, changes in or effects on the Company and the Company's Subsidiaries, taken as a whole, is or is reasonably likely to be materially adverse to the business, operations, assets or liabilities (including without limitation contingent liabilities), results of operations or the conditions (financial or otherwise) of the Company and the Company's Subsidiaries taken as a whole; provided, however, that none of the following
                               --------  -------
shall be deemed, either alone or in combination, to constitute a Material Adverse Effect: (i) changes in any statute, rule or regulation after the date hereof, (ii) changes generally affecting the industries in which the Company and its Subsidiaries operate, (iii) changes in laws, GAAP or accounting principles, and (iv) changes after the date hereof resulting from the announcement or the existence of, or compliance with, this Agreement or the Settlement Term Sheet, or the announcement of the Rights Offering, the Amended Plan or any of the other transactions contemplated hereby or thereby; provided, further, that any circumstance, change or effect described in
--------  -------
clauses (i), (ii), (iii) or (iv) shall not, either alone or in combination, constitute a "Material Adverse Effect" only if the impact of such circumstance, change or effect on the Company and its Subsidiaries, taken as a whole, is not materially disproportionate as compared to its impact on other participants in the industries in which the Company and its Subsidiaries operate.

         (b) Corporate Power and Authority.
             -----------------------------

                  (i) The Company has the requisite corporate power and authority to enter into, execute and deliver this Agreement and, subject to entry of the Agreement Order and the Confirmation Order (together, the "Court
                                                                        -----
Orders") and the expiration, or waiver by the Bankruptcy Court, of the 10-day
------
period set forth in Rules 6004(g) and 3020(e) of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") respectively, to perform its
                           ----------------
obligations hereunder, including the issuance of the Rights and Shares. The Company has taken all necessary corporate action required for the due authorization, execution, delivery and performance by it of this Agreement, including the issuance of the Rights and Shares, other than board of directors' approval of, or other board action to be taken with respect to, the documents to implement the Rights Offering.

                  (ii) When executed and delivered, the Company will have the requisite corporate power and authority to enter into, execute and deliver the Registration Rights

Agreement (as defined in Section 5(m) hereof) and all necessary corporate
                         ------------
action required for the due authorization, execution, delivery and, subject to entry of the Court Orders and the expiration, or waiver by the Bankruptcy Court, of the 10-day period set forth in Bankruptcy Rules 6004(g) and 3020(e), respectively, performance of the Registration Rights Agreement will have been taken by the Company by the Effective Date.

                  (iii) The Company will have the requisite corporate power and authority to execute the Amended Plan and to file the Amended Plan with the Bankruptcy Court and, subject to entry of the Confirmation Order and the expiration, or waiver by the Bankruptcy Court, of the 10-day period set forth in Bankruptcy Rule 3020(e), to perform its obligations thereunder, and will have taken all necessary corporate actions required for the due authorization, execution, delivery and performance by it of the Amended Plan by the Effective Date.

         (c) Execution and Delivery; Enforceability.
             --------------------------------------

                  (i) This Agreement has been and the Registration Rights Agreement will be duly and validly executed and delivered by the Company, and, upon the entry of the Agreement Order and the expiration, or waiver by the Bankruptcy Court, of the 10-day period set forth in Bankruptcy Rule 6004(g), and assuming this Agreement and the Registration Rights Agreement will constitute valid and binding agreements of the other parties hereto and thereto, each such document will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

                  (ii) The Amended Plan will be duly and validly filed with the Bankruptcy Court by the Company and, upon the entry of the Confirmation Order and the expiration, or waiver by the Bankruptcy Court, of the 10-day period set forth in Bankruptcy Rule 3020(e), will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         (d) Authorized Capital Stock. On the Effective Date, the authorized
             ------------------------
capital stock of the Company will consist of 500,000,000 shares of New Common Stock, par value $0.01 per share and 100,000,000 shares of preferred stock, par value $0.01 per share and the issued and outstanding capital stock of the Company will consist of 59,750,000 shares of New Common Stock. Except as will be provided by the Amended Plan, neither the Company nor any of its Subsidiaries is a party to or otherwise bound by or subject to any outstanding option, warrant, call, subscription or other right (including any preemptive right), agreement or commitment which (w) obligates the Company or any of its Subsidiaries to issue, deliver, sell or transfer or repurchase, redeem or otherwise acquire, or cause to be issued, delivered, sold or transferred or repurchased, redeemed or otherwise acquired, any shares of the capital stock of, or other equity or voting interests in, the Company or any security convertible or exercisable for or exchangeable into any capital stock of, or other equity or voting interest in the Company, (x) obligates the Company or any of its Subsidiaries to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, contract, arrangement or undertaking, (y) restricts the transfer of any shares of capital stock of the Company or (z) relates to the voting of any shares of capital stock of the Company.

         (e) Issuance. Subject to the approval of this Agreement by the
             --------
Bankruptcy Court, the distribution of the Rights and issuance of the Shares, including the Investor Shares to be issued and sold by the Company to the Investors hereunder, have been duly and validly authorized and, when the Shares are issued and delivered against payment therefor in the Rights Offering or to the Investors hereunder, will be duly and validly issued, fully paid and non-assessable, and free and clear of all taxes, liens, pre-emptive rights, rights of first refusal, subscription and similar rights.

         (f) No Conflict. Subject to the entry of the Court Orders and the
             -----------
expiration, or waiver by the Bankruptcy Court, of the 10-day period set forth in Bankruptcy Rules 6004(g) and 3020(e), as applicable, the distribution of the Rights, the sale, issuance and delivery of the Shares upon exercise of the Rights and the consummation of the Rights Offering by the Company, the sale, issuance and delivery of the Investor Shares and the execution and delivery (or, with respect to the Amended Plan, the filing) by the Company of this Agreement and the Amended Plan and compliance by the Company with all of the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein (including compliance by the Investors with their obligations hereunder and thereunder) (i) will not conflict with or result in a breach or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time, or both), or result in the acceleration of, or the creation of any lien under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (ii) will not result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company included in the Amended Plan and as applicable to the Company from and after the Effective Date and (iii) will not result in any material violation of, or any termination or material impairment of any rights under, any statute or any license, authorization, injunction, judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties, except in any such case described in subclause (i) or (iii) as will not have or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         (g) Consents and Approvals. No consent, approval, authorization,
             ----------------------
order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties is required for the distribution of the Rights, the sale, issuance and delivery of the Shares upon exercise of the Rights or to Investors hereunder and the consummation of the Rights Offering by the Company and the execution and delivery by the Company of this Agreement, the Registration Rights Agreement or the Amended Plan or the performance of and compliance by the Company with all of the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein, except
(i) the entry of the Court Orders and the expiration, or waiver by the Bankruptcy Court, of the 10-day period set forth in Bankruptcy Rules 6004(g) and 3020(e), as applicable, (ii) the registration under the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (the "Securities Act") of resales of the
      ----------                    --------------
Investor Shares, (iii) filings with respect to and the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Act (the "HSR Act") relating to the placement of Shares with the Investors, (iv)
      -------
the filing with the Secretary of State of the State of Delaware of the Certificate of Incorporation to be applicable to the Company from and after the Effective Date and (v) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Shares by the Investors or (vi) such consents, approvals, authorizations, registrations or qualifications the absence of which will not have or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         (h) Arm's Length. The Company acknowledges and agrees that the
             ------------
Investors are acting solely in the capacity of arm's length contractual counterparties to the Company with respect to the transactions contemplated hereby (including in connection with determining the terms of the offering) and not as financial advisors or fiduciaries to, or agents of, the Company or any other person. Additionally, the Investors are not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Investors shall have no responsibility or liability to the Company with respect thereto. Any review by the Investors of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Investors and shall not be on behalf of the Company.

         (i) Financial Statements. The financial statements and the related
             --------------------
notes thereto of the Company and its consolidated Subsidiaries included or incorporated by reference in the disclosure statement relating to the Amended Plan (the disclosure statement, as it may be so filed, revised, modified, supplemented or amended from time to time, the "Disclosure Statement"), the
                                                --------------------
documents filed under the Securities Exchange Act of 1934 and the rules and regulation of the Commission thereunder (the "Exchange Act") with the
                                              ------------
Commission since December 31, 2004 (the "Exchange Act Documents"), and to be
                                         ----------------------
included or incorporated by reference in the Registration Statement (as defined in Section 5(i)) and the Prospectus, comply or will comply in all
           ------------
material respects with the applicable requirements of the Securities Act, the Exchange Act and the Bankruptcy Code, as applicable, and present fairly or will present fairly in all material respects the financial position of the Company and its Subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except as disclosed in the Exchange Act Documents), and the supporting schedules included or incorporated by reference in the Disclosure Statement and the Exchange Act Documents, and to be included or incorporated by reference in the Registration Statement and the Prospectus, present fairly or will present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in the Disclosure Statement and the Exchange Act Documents, and to be included or incorporated by reference in the Registration Statement and the Prospectus, has been derived or will be derived from the accounting records of the Company and its Subsidiaries and presents fairly or will present fairly the information shown thereby; and the pro forma financial information and the related notes thereto included or incorporated by reference in the Disclosure Statement and the Exchange Act Documents, and to be included in the Registration Statement and the Prospectus, has been prepared or will be prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Disclosure Statement and the Exchange Act Documents and will be set forth in the Registration Statement and the Prospectus when they become effective. Notwithstanding the foregoing, the Investors acknowledge that the financial position of the Company reflected in the financial information included or incorporated by reference in the Disclosure Statement and the Exchange Act Documents, to be included or incorporated by reference in the Registration Statement and the Prospectus, does not reflect implementation of "fresh start" accounting pursuant to Statement of Position 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" by the American Institute of Certified Public Accountants.

         (j) Disclosure Statement and Exchange Act Documents. The Disclosure
             -----------------------------------------------
Statement, when it was filed with the Bankruptcy Court, and the Exchange Act Documents filed prior to the date of this Agreement, when they became effective or were filed with the Commission, as the case may be, or, if amended prior to the date hereof, when they were so amended, conformed in all material respects, in the case of the Disclosure Statement, to the Bankruptcy Code, and in the case of the Exchange Act Documents, to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such Disclosure Statement or Exchange Act Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Disclosure Statement or the Prospectus, as the case may be, or any future amendments thereto, when such documents become effective or are filed with the Bankruptcy Court or the Commission, as the case may be, will conform in all material respects to, in the case of the Disclosure Statement, the requirements of the Bankruptcy Code, and in the case of documents filed under the Exchange Act, the requirements of the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (k) Preliminary Prospectus. Each Preliminary Prospectus, at the time
             ----------------------
of filing thereof, will comply in all material respects with the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Investors furnished to the Company in writing by the Investors expressly for use in any Preliminary Prospectus. For purposes of this Agreement, the term "Preliminary
                                                                  -----------
Prospectus" shall mean each prospectus included in such registration statement
----------
(and any amendments thereto) before it becomes effective, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement, at the time of their respective effectiveness that omits Rule 430A Information, and the term "Prospectus" means the prospectus in the form first used to confirm sales of
 ----------
the Shares.

         (l) Registration Statement and Prospectus. As of the effective date
             -------------------------------------
of the Registration Statement (as defined in Section 5(i)), the Registration
                                             ------------
Statement will comply in all material respects with the Securities Act, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the applicable filing date of the Prospectus and any amendment or supplement thereto and as of the Effective Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Investors furnished to the Company in writing by the Investors expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

         (m) Absence of Certain Changes. Since March 6, 2007, other than as
             --------------------------
disclosed in the Exchange Act Documents or the Disclosure Statement, and except for the transactions contemplated hereby or by the Settlement Term
Sheet:

                  (i) no event, fact or circumstance has occurred which has or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                  (ii) there has not been any material change in the capital stock or long-term debt of the Company or any of its Subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock;

                  (iii) neither the Company nor any of its Subsidiaries has entered into any transaction or agreement that is material to the Company and its Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole; and

                  (iv) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority,

         (n) Descriptions of the Transaction Documents. The statements in the
             -----------------------------------------
Registration Statement and the Prospectus insofar as they purport to constitute summaries of each of this Agreement, the Registration Rights Agreement, the Amended Plan, the Agreement Order and the Confirmation Order (collectively, the "Transaction Documents"), will constitute accurate
                    ---------------------
statements in all material respects.

         (o) No Violation or Default. The Company is in compliance with its
             -----------------------
charter and bylaws and each Subsidiary of the Company is in compliance in all material respects with its charter and bylaws or similar organizational documents. Neither the Company nor any of its Subsidiaries is: (i) except as a result of the Chapter 11 Proceedings (as defined below), in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its

Subsidiaries is subject; or (ii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (ii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect. For purposes of this Agreement, "Chapter 11 Proceedings" shall mean the chapter 11 cases jointly administered
 ----------------------
as Case No. 03-17949 (PCB) in the Bankruptcy Court, In re Solutia Inc., et al., Debtors.

         (p) Legal Proceedings. Except as described in the Disclosure
             -----------------
Statement or the Exchange Act Documents, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its Subsidiaries is or may be a party or to which any property of the Company or any of its Subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents; no such investigations, actions, suits or proceedings are threatened or, to the best knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others; and as of the date hereof, (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Exchange Act to be described in the Exchange Act Documents that are not so described and (ii) there are no statutes, regulations or contracts or other documents that are required under the Exchange Act to be filed as exhibits to the Exchange Act Documents or described in the Exchange Act Documents that are not so filed or described.

         (q) Independent Accountants. Deloitte & Touche LLP (the "Independent
             -----------------------                              -----------
Accountants"), who have certified certain financial statements of the Company
-----------
and its Subsidiaries are independent public accountants with respect to the Company and its Subsidiaries as required by the Securities Act.

         (r) Title to Intellectual Property. The Company and its Subsidiaries
             ------------------------------
own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses, except where the failure to own or possess any such rights would not reasonably be expected to have a Material Adverse Effect; and, except as would not reasonably be expected to have a Material Adverse Effect, the conduct of their respective businesses will not conflict in any material respect with any such rights of others, and the Company and its Subsidiaries have not received any notice of any material claim of infringement or conflict with any such material rights of others.

         (s) No Undisclosed Relationships. No relationship, direct or
             ----------------------------
indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its Subsidiaries, on the other, that is required by the Exchange Act to be described in the Exchange Act Documents and that are not described, except for the relationships contemplated by this Agreement, the Settlement Term Sheet and the Amended Plan.

         (t) Investment Company Act. As of the date hereof, the Company is not
             ----------------------
and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be required to register as an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

         (u) Licenses and Permits. The Company and its Subsidiaries possess
             --------------------
all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Disclosure Statement and the Exchange Act Documents, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and, except as described in the Disclosure Statement and the Exchange Act Documents and except as would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

         (v) Compliance With Environmental Laws. The Company and its
             ----------------------------------
Subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"); (ii) have received and are in compliance with all
 ------------------
permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of each of the clauses
(i), (ii) and (iii), as would not, individually or in the aggregate, have a Material Adverse Effect.

         (w) Compliance With ERISA. Each employee benefit plan, within the
             ---------------------
meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to
                   -----
by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), except where the failure to comply with such
                          ----
applicable statutes, orders, rules and regulations would not, individually or in the aggregate, have a Material Adverse Effect, no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, except such transactions that would not, individually or in the aggregate, have a Material Adverse Effect; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

         (x) Accounting Controls. The Company and its Subsidiaries maintain
             -------------------
systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (y) Insurance. The Company and its Subsidiaries have insurance
             ---------
covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are customary for companies whose businesses are similar to the Company and its Subsidiaries; and, as of the date hereof, neither the Company nor any of its Subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

         (z) No Unlawful Payments. Neither the Company nor any of its
             --------------------
Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity;
(ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or
(iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment, in each case (other than clause (iii)) as would reasonably be expected to have a Material Adverse Effect.

         (aa) No Restrictions on Subsidiaries. Except as (i) described in the
              -------------------------------
Disclosure Statement, (ii) otherwise set forth in the record of the Chapter 11 Proceedings or (iii) as provided in (A) that certain Financing Agreement, dated as of January 16, 2004, as amended on March 1, 2004, July 20, 2004, June 1, 2005, March 14, 2006 and January 25, 2007, among the Company and Solutia Business Enterprises, as borrowers, all of the Debtors, as guarantors, Citicorp USA Inc., as administrative, collateral and documentation agent, and Citibank, N.A., as Issuer and the lenders party thereto, (B) the Exit Facility, (C) that certain (Euro)200,000,000 Facility Agreement, amended and restated as of September, 2006, between Solutia Europe S.A./N.V., Solutia Services International S.C.A./Comm. V.A., the guarantors listed therein, Citigroup Global Markets Limited, as mandated lead arranger, the financial institutions listed therein, as the original lenders, KBC Bank N.V. as agent for the finance parties and Citibank N.A. as security agent for the secured parties and (D) that certain $225,000,000 Syndication and Amendment and Restatement Agreement dated May 23, 2007 for Flexsys Holding B.V., arranged by KBC Bank N.V. and Citigroup Global Markets Limited with KBC Bank N.V. acting as Agent, and subject to the Bankruptcy Code, no Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such

Subsidiary from the Company or from transferring any of such Subsidiary's properties or assets to the Company or any other Subsidiary of the Company.

         (bb) No Broker's Fees. Neither the Company nor any of its
              ----------------
Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its Subsidiaries or the Investors for a brokerage commission, finder's fee or like payment in connection with the transactions contemplated by this Agreement

         (cc) No Registration Rights. Except as will be expressly provided in
              ----------------------
the Registration Rights Agreement or the Disclosure Statement, no person has the right to require the Company or any of its Subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Rights and the Shares.

         (dd) No Stabilization. The Company has not taken, directly or
              ----------------
indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

         (ee) Margin Rules. Neither the issuance, sale and delivery of the
              ------------
Rights or the Shares nor the application of the proceeds thereof by the Company as to be described in the Registration Statement and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors

         (ff) Forward-Looking Statements. No forward-looking statement (within
              --------------------------
the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the case of the Disclosure Statement and the Exchange Act Documents, has been made or reaffirmed, and in the case of the Registration Statement and the Prospectus, will be made or reaffirmed, without a reasonable basis or has been disclosed other than in good faith.

         (gg) Statistical and Market Data. Nothing has come to the attention
              ---------------------------
of the Company that has caused the Company to believe that the statistical and market-related data to be included in the Disclosure Statement, Registration Statement and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

Section 4. Representations and Warranties of the Investors. Each of the
           -----------------------------------------------
Investors, severally and not jointly, represents and warrants to, and agrees with, the Company as set forth below. Each representation, warranty and agreement is made as of the date hereof and as of the Effective Date.

         (a) Organization. It has been duly organized and is validly existing
             ------------
and in good standing under the laws of the jurisdiction of its organization.

         (b) Power and Authority. It has the requisite corporate, limited
             -------------------
liability company or similar power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary action required for the due authorization, execution, delivery and performance by it of this Agreement.

         (c) Execution and Delivery. This Agreement has been duly and validly
             ----------------------
executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

         (d) Securities Laws Compliance. The Investor Shares will not be
             --------------------------
offered for sale, sold or otherwise transferred by it except pursuant to a registration statement or in a transaction exempt from or not subject to registration under the Securities Act and any applicable state securities laws. Each Investor understands that (i) the Investor Shares are being offered and sold to such Investor in reliance upon specific exemptions from the registration requirements of the U.S. federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Investor's compliance with, the representations, warranties and covenants of such Investor set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire its Shares and (ii) the Investor Shares to be purchased by it pursuant to the terms of this Agreement have not been registered under the Securities Act or any state securities law, and except as provided in the Registration Rights Agreement, the Company shall not be required to effect any registration under any U.S. federal or state securities law.

         (e) Accredited Investor. It has such knowledge and experience in
             -------------------
financial and business matters that they are capable of evaluating the merits and risks of their investment in the Investor Shares being acquired hereunder. It is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act. It understands and is able to bear any economic risks associated with such investment (including, without limitation, the necessity of holding the Shares for an indefinite period of time).

         (f) Resale. The Investor Shares are being acquired under this
             ------
Agreement by the Investor in good faith solely for its own account and will not be offered for sale, sold or otherwise transferred by the Investor except pursuant to a registration statement or in a transaction exempt from or not subject to registration under the Securities Act and any applicable state securities laws.

         (g) Information. It acknowledges that it has been afforded the
             -----------
opportunity to ask questions and receive answers concerning the Company and its Subsidiaries and their respective financial conditions, results of operations, business properties, management and prospects and to obtain additional information that it has requested to verify the accuracy of the information contained herein. Notwithstanding the foregoing, nothing contained herein will operate to modify or limit in any respect the representations and warranties of the Company or to relieve it from any obligations to the Investors for breach thereof or the making of misleading statements or the omission of material facts in connection with the transactions contemplated herein.

         (h) No Broker's Fees. It is not a party to any contract, agreement or
             ----------------
understanding with any person (other than this Agreement) that would give rise to a valid claim against it for a brokerage commission, finder's fee or like payment in connection with the transactions contemplated by this Agreement.

         (i) No Conflict. The execution and delivery by the Investor of this
             -----------
Agreement and compliance by the Investor with all of the provisions hereof and the consummation of the transactions contemplated herein (i) will not conflict with or result in a breach or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time, or both), or result in the acceleration of, or the creation of any lien under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Investor is a party or by which the Investor is bound or to which any of the property or assets of the Investor is subject, (ii) will not result in any violation of the provisions of the certificate of incorporation or bylaws or similar governance documents of the Investor and (iii) will not result in any material violation of, or any termination or material impairment of any rights under, any statute or any license, authorization, injunction, judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Investor or any of its properties, except in any such case described in subclause (i) or (iii) as will not have or would not reasonably be expected to prohibit, materially delay or materially and adversely impact the Investor's performance of its obligations under this Agreement.

         (j) Consents and Approvals. No consent, approval, authorization,
             ----------------------
order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Investor or any of its properties is required for the purchase of the Investor Shares, the execution and delivery by the Investor of this Agreement or the Registration Rights Agreement and the performance of and compliance by the Investor with all of the provisions hereof and thereof or the consummation of the transactions contemplated herein and therein, except (i) the registration under the Securities Act of resales of the Investor Shares, (ii) filings with respect to and the expiration or termination of the waiting period under the HSR Act relating to the placement of Shares with the Investors, (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Shares by the Investors or (iv) such consents, approvals, authorizations, registrations or qualifications the absence of which will not have or would not reasonably be expected to prohibit, materially delay or materially and adversely impact the Investor's performance of its obligations under this Agreement.

         (k) Arm's Length. The Investor acknowledges and agrees that the
             ------------
Company is acting solely in the capacity of an arm's length contractual counterparty to the Investor with respect to the transactions contemplated hereby (including in connection with determining the terms of the offering). Additionally, the Investor is not relying on the Company for any legal, tax, investment, accounting or regulatory advice in any jurisdiction, except as specifically set forth in this Agreement. The Investor shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Company shall have no responsibility or liability to the Investor with respect thereto.

         (l) Legal Proceedings. There are no legal, governmental or regulatory
             -----------------
investigations, actions, suits or proceedings pending to which the Investor is a party or to which any property of the Investor is the subject that, individually or in the aggregate, if determined adversely to the Investor, would reasonably be expected to prohibit, materially delay or materially and adversely impact the Investor's performance of its obligations under this Agreement; no such investigations, actions, suits or proceedings are threatened or, to the best knowledge of the Investor, contemplated by any governmental or regulatory authority or threatened by others.

         (m) Sufficiency of Funds. On the Effective Date, each Investor will
             --------------------
have available funds sufficient to pay the aggregate purchase price for its share of the Backstop Commitment, as adjusted pursuant to Sections 2(a)(ii)
                                                          -----------------
(to the extent applicable).

Section 5. Additional Covenants of the Company. The Company agrees with the
           -----------------------------------
Investors:

         (a) Agreement Motion and Agreement Order. To file a motion and
             ------------------------------------
supporting papers (the "Agreement Motion") (including an order in form and
                        ----------------
substance reasonably satisfactory to each of the Investors and providing that the schedules and exhibits be redacted as the Investors reasonably determine to be necessary and appropriate including, without limitation, the names of the Backstop Purchasers and the Commitment Percentages of each) seeking the entry of the Agreement Order. The Agreement Motion shall be filed within 10 Business Days following the signing of this Agreement. The Company agrees that it shall use its reasonable best efforts, subject to any applicable fiduciary duties, to (i) obtain a waiver of Bankruptcy Rule 6004(g) and request that the Agreement Order be effective immediately upon its entry by the Bankruptcy Court, which Agreement Order shall not be revised, modified, or amended by the Confirmation Order for the Amended Plan or any other further order of this Bankruptcy Court, (ii) fully support the Agreement Motion, and any application seeking Bankruptcy Court approval and authorization to pay the fees and expenses hereunder as an administrative expense of the estate, including, but not limited to, filing supporting affidavits on behalf of the Company and/or its financial advisor and providing the testimony of the affiants if needed, and (iii) use its reasonable best efforts to obtain approval of the Agreement Order as soon as practicable following the filing of the motion therefor.

         (b) Amended Plan and Disclosure Statement. To file the Amended Plan
             -------------------------------------
and Disclosure Statement in a form that is reasonably satisfactory to each of the Investors, and that is consistent in all material respects with the Settlement Term Sheet, and to use its reasonable best efforts to obtain the entry of the Confirmation Order by the Bankruptcy Court. The Company will authorize, execute, file with the Bankruptcy Court and seek confirmation of, an Amended Plan that (i) is consistent in all respects with this Agreement,
(ii) provides for the release and exculpation of the Investors, their affiliates, representatives and advisors to the fullest extent permitted under applicable law (provided, that such release and exculpation shall not prohibit or impede the Company's ability to assert defenses or counterclaims in connection with or relating to this Agreement), and (iii) has conditions to confirmation and the effective date of the Amended Plan (and to what extent any such conditions can be waived and by whom) that are reasonably consistent with this Agreement. The Company will provide to the Investors and their counsel a copy of the Amended Plan and the Disclosure Statement by email and a reasonable opportunity to review and comment on such documents. In addition, the Company will provide to the Investors and their counsel a copy of the Confirmation Order and a reasonable opportunity to review and comment on such order prior to such order being filed with the Bankruptcy Court.

         (c) Rights Offering. To effectuate the Rights Offering as provided
             ---------------
herein and to use reasonable best efforts to seek entry of an order of the Bankruptcy Court, prior to the commencement of the Rights Offering, authorizing the Company to conduct the Rights Offering pursuant to the terms of the Rights Offering Procedures.

         (d) Listing. To use reasonable best efforts to list and maintain the
             -------
listing of the New Common Stock (and any applicable associated share purchase rights) on the NYSE or Nasdaq Global Select Market.

         (e) Notification. To notify, or to cause Financial Balloting Group,
             ------------
LLC, the Subscription Agent for the Rights Offering (the "Subscription Agent")
                                                          ------------------
to notify the Investors, (i) on each Friday during the Rights Exercise Period and, to the extent reasonably requested by the Investors, on each Business Day during the 5 Business Days prior to the Expiration Time (and any extensions thereto), of the aggregate number of Rights known by the Company or the Subscription Agent to have been exercised pursuant to the Rights Offering as of the close of business on the preceding Business Day or the most recent practicable time before such request, as the case may be and (ii) as soon as practicable after the Expiration Time, and in no event later than 1 Business Day following the day of the Expiration Time, the aggregate number of Rights exercised pursuant to the Rights Offering.

         (f) Unsubscribed Shares. To determine the number of Unsubscribed
             -------------------
Shares, if any, in good faith, to provide a Commitment Notice or a Satisfaction Notice that accurately reflects the number of Unsubscribed Shares as so determined and to provide to the Investors a certification by the Subscription Agent of the Unsubscribed Shares or, if such certification is not available, such written backup to the determination of the Unsubscribed Shares as Investors may reasonably request.

         (g) Stock Splits, Dividends, etc. In the event of any stock split,
             ----------------------------
stock dividend, stock combination or similar transaction affecting the number of issued and outstanding shares of New Common Stock, the Purchase Price and the number of Unsubscribed Shares to be purchased hereunder will be proportionally adjusted to reflect the increase or decrease in the number of issued and outstanding shares of New Common Stock.

         (h) HSR. To use its reasonable best efforts to promptly prepare and
             ---
file all necessary documentation and to effect all applications that are necessary or advisable under the HSR Act so that the applicable waiting period shall have expired or been terminated thereunder with respect to the purchase of Shares hereunder, and not to take any action that is intended or reasonably likely to materially impede or delay the ability of the parties to obtain any necessary approvals required for the transactions contemplated by this Agreement.

         (i) Effectiveness of the Registration Statement. To use its
             -------------------------------------------
reasonable best efforts to prepare and file, on or prior to the first Business Day following the date of the entry of the Agreement Order by the Bankruptcy Court and in any event no later than November 20, 2007, in cooperation with the Investors, a shelf registration statement on the appropriate form (the "Registration Statement") covering resales of New Common Stock held by the
 ----------------------
Investors, and provide the Investors with a reasonable opportunity to review and propose changes to the Registration Statement before the filing with the Commission; to advise the Investors, promptly after it receives notice thereof, of the time when the Registration Statement has been filed or has become effective or any prospectus or prospectus supplement has been filed and to furnish the Investors with copies thereof; to advise the Investors promptly after it receives notice thereof of any comments or inquiries by the Commission (and to furnish the Investors with copies of any correspondence related thereto), of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or prospectus or for additional information; and to use reasonable best efforts to have the Registration Statement effective on or prior to the Effective Date. The foregoing provisions shall be set forth in the Registration Rights Agreement.

         (j) Clear Market. For a period of 180 days after the Effective Date
             ------------
(the "Restricted Period"), the Company will not (i) offer, pledge, announce
      -----------------
the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for capital stock of the Company or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company, whether any such transaction described in clause (i) or
(ii) above is to be settled by delivery of capital stock of the Company or such other securities, in cash or otherwise, without the prior written consent of the Investors, except for (A) Rights and New Common Stock issuable upon exercise of Rights, (B) shares of New Common Stock issued upon the exercise of any stock options outstanding as of the Effective Date, (C) the issuance of New Common Stock and other equity interests as set forth in the Settlement Term Sheet and pursuant to the Amended Plan, (D) the grant or issuance of any shares of New Common Stock or other equity securities of the Company or any other securities convertible into or exchangeable for shares of New Common Stock or other equity securities of the Company, including options and warrants in respect of shares of New Common Stock and restricted shares of New Common Stock, in any case, not to exceed, together with any shares of new Common Stock issued pursuant to Section 5(j)(E), 5% of the outstanding New
                                ---------------
Common Stock and (E) the issuance in the aggregate, together with any shares of new Common Stock issued pursuant to Section 5(j)(D), of up to 5% of the
                                       ---------------
outstanding New Common Stock as of the Effective Date. Notwithstanding the foregoing, if (1) during the last 17 days of the Restricted Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period, the restrictions imposed by this Agreement (subject to the exceptions set forth in clauses (A) through (E) of the preceding sentence) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

         (k) No Stabilization. The Company will not take, directly or
             ----------------
indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

         (l) Reports. So long as the Investors hold Shares, the Company will
             -------
furnish to the Investors, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Rights or the Shares, as the case may be, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange to the extent not then available on either the Company's own website or the website of the Commission.

         (m) Registration Rights Agreement. The Company and the Investors
             -----------------------------
shall use their respective reasonable best efforts to negotiate and execute, as soon as practicable after the date hereof, a registration rights agreement in form and substance reasonably satisfactory to such parties and which shall include the terms set forth in Exhibit C hereto (the "Registration Rights
                               ---------              -------------------
Agreement"). Within five (5) Business Days after execution of the Registration
---------
Rights Agreement by the Company and each of the Investors, the Company shall file with the Bankruptcy Court a motion (attaching thereto a copy of the Registration Rights Agreement) seeking Bankruptcy Court approval of the Registration Rights Agreement as promptly as practicable thereafter, it being understood and agreed that the Company may satisfy its obligations under this sentence by seeking Bankruptcy Court approval of the Registration Rights Agreement as part of the process and at the hearing to confirm the Amended Plan (the "Confirmation Hearing").
           --------------------

         (n) Access and Information. From the date hereof until the Effective
             ----------------------
Date, subject to any applicable laws, provided that the Investor has executed a confidentiality agreement mutually agreeable to the Company and the Investor, the Company shall at the Investor's expense, (i) afford any Investor and its representatives access, during regular business hours, upon reasonable advance notice and in a manner as would not be unreasonably disruptive to the business or operations of the Company or any of its Subsidiaries, to the assets, books and records of the Company and its Subsidiaries, (ii) furnish, or cause to be furnished, to the Investor any financial and operating data and other information that is available with respect to the Company and its Subsidiaries as the Investor from time to time reasonably requests and (iii) instruct the employees and the Company's legal and financial advisors to cooperate with the Investor in its investigation of the Company and its Subsidiaries.

         (o) Non-Solicitation. The Company will not, and will not cause or
             ----------------
permit any officer, director, employee or affiliate of the Company to, and will not cause or authorize any advisor or other agent or representative of the Company to, and the Creditors' Committee and any agent or representative, including its professional advisors will not, directly or indirectly, (i) solicit, encourage or initiate any inquiries, discussions, proposals or offers regarding, (ii) continue, propose or enter into negotiations or discussions with respect to, or (iii) enter into any agreement, letter of intent, memorandum of understanding, agreement in principle, commitment or other understanding providing for, any Inconsistent Transaction, and will not respond to any proposal, offer or inquiry made by any person concerning any Inconsistent Transaction (including persons with whom the Company may have had discussions prior to the date hereof), except to advise such person that the Investors have been granted an exclusive right to negotiate concerning the transactions contemplated by this Agreement. The Company and the Creditors' Committee and any agent or representative, including its professional its advisors further agree to advise the Investors promptly, but in no event more than 48 hours upon receiving any inquiry from any such person (including the identity of any such person, the terms of any proposal and any other relevant information that the Investors reasonably may request), and to supply Investors with a copy of any written offer, proposal or other indication of interest received from any such person. The term "Inconsistent Transaction" means any transaction inconsistent with the Amended Plan or this Agreement, including on terms identical with this Agreement with parties other than those to this Agreement.

         (p) Opinion of Counsel For The Company. Once the Registration
             ----------------------------------
Statement has been declared effective, the Company shall cause Kirkland & Ellis LLP, counsel for the Company, to furnish to the Investors, their written
(i) opinion that the Registration Statement has been declared effective and complies as to form in all material respects (other than with respect to financial statements and other financial information) and (ii) negative assurance statement customarily received by underwriters in underwritten offerings relating to the Registration Statement and Prospectus, in each case which opinion and negative assurance letter shall state that it is being delivered at the request of the Company and solely in order to assist the Investors in establishing a "due diligence" defense.

Section 6. Additional Covenants of the Investors. Each Investor agrees,
           -------------------------------------
severally and not jointly, with the Company:

         (a) Information. To provide the Company with such information as the
             -----------
Company reasonably requests regarding the Investors for inclusion in the Registration Statement and the Disclosure Statement.

         (b) HSR Act. To use reasonable best efforts to promptly prepare and
             -------
file all necessary documentation and to effect all applications that are necessary or advisable under the HSR Act so that the applicable waiting period shall have expired or been terminated thereunder with respect to the purchase of Shares hereunder, and not to take any action that is intended or reasonably likely to materially impede or delay the ability of the parties to obtain any necessary approvals required for the transactions contemplated by this Agreement. Notwithstanding the foregoing, in no event shall this Section 6(b)
                                                                 ------------
obligate any Investor to dispose or hold separate any of its assets.

         (c) Agreement Order. To use reasonable efforts to facilitate the
             ---------------
entry of the Agreement Order.

         (d) Inconsistent Transaction. To not file any pleading or take any
             ------------------------
other action in the Bankruptcy Court with respect to this Agreement, the Amended Plan, the Disclosure Statement or the Confirmation Order of the consummation of the transactions contemplated hereby or thereby that is inconsistent in any material respect with this Agreement or the Company's efforts to obtain the entry of court orders consistent with this Agreement.

Section 7. Conditions to the Obligations of the Parties.
           --------------------------------------------

         (a) Conditions to the Obligations of the Investors. The obligation of
             ----------------------------------------------
each of the Investors to purchase the Investor Shares pursuant to the Backstop Commitment on the Effective Date are subject to the following conditions:

                  (i) Agreement Order. The Agreement Order shall have been
                      ---------------
entered by the Bankruptcy Court in the form reasonably satisfactory to each of the Company and the Investors, and the Agreement Order shall have become a Final Order.

                  (ii) Material Adverse Effect. Since the date hereof, there
                       -----------------------
shall not have occurred any changes or events that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

                  (iii) Inconsistent Transaction. The Company shall not have
                        ------------------------
made a public announcement, entered into an agreement, or filed any pleading or document with the Bankruptcy Court, evidencing its intention to support, or otherwise supported, any Inconsistent Transaction.

                  (iv) Confirmation Order. The Confirmation Order shall have
                       ------------------
been entered by the Bankruptcy Court and such order shall be in form and substance reasonably satisfactory to the Investors and shall be non-appealable, shall not have been appealed within 10 days of entry or, if such order is appealed, shall not have been stayed pending appeal, and there shall not have been entered by any court of competent jurisdiction any reversal, modification or vacatur, in whole or in part, of the Confirmation Order

                  (v) Amended Plan and Confirmation Order. The Amended Plan,
                      -----------------------------------
as approved, and the Confirmation Order, as entered, in each case by the Bankruptcy Court shall be consistent with the requirements for the Amended Plan and the Confirmation Order set forth in Section 5(b) of this Agreement. Any amendment, modification or change to the Amended Plan or the Confirmation Order after the date of their initial filing with the Bankruptcy Court shall
(A) be consistent in all material respects with the Settlement Term Sheet, (B) be consistent in all respects with this Agreement, (C) provide for the release and exculpation of the Investors, their affiliates, representatives and advisors as provided herein and (D) to the extent any amendment, modification or change adversely impacts the Investors, otherwise be in a form that is reasonably satisfactory to each of the Investors. The Company agrees to provide the Investors by email (i) a draft of any proposed amendment, modification or change to the Amended Plan or the Confirmation Order at least three (3) Business Days prior to it being filed with the Bankruptcy Court and
(ii) a copy of such amendment, modification or change to the Amended Plan or the Confirmation Order promptly after it is filed with the Bankruptcy Court. The Investors hereby agree to provide the Company and the Creditors' Committee with written notice of any term of the Amended Plan or the Confirmation Order that does not comply with the foregoing conditions (A) through (D) within two
(2) Business Days of receipt of such amendment, modification or change to the Amended Plan or the Confirmation Order being delivered to the Investors pursuant to clause (ii) of the preceding sentence.

                  (vi) Conditions to Confirmation. The conditions to
                       --------------------------
confirmation and the conditions to the effective date of the Amended Plan shall have been satisfied or waived, with the consent of the Investors (with such consent not to be unreasonably withheld), by the Company in accordance with the Amended Plan.

                  (vii) Rights Offering. The Company shall have commenced the
                        ---------------
Rights Offering, the Rights Offering shall have been conducted in accordance with the Rights Offering Procedures and in all material respects in accordance with this Agreement and the Expiration Time shall have occurred.

                  (viii) Commitment Notice. The Investors shall have received
                         -----------------
a Commitment Notice in accordance with Section 1(e) from the Company, dated as
                                       ------------
of the Determination Date, certifying as to the number of Unsubscribed Shares to be purchased pursuant to the Backstop Commitment.

                  (ix) Valid Issuance. The New Common Stock shall be, upon
                       --------------
payment of the aggregate purchase price as provided herein, validly issued, fully paid, non-assessable and free and clear of all taxes, liens, pre-emptive rights, rights of first refusal, subscription and similar rights.

                  (x) No Restraint. No judgment, injunction, decree or other
                      ------------
legal restraint shall prohibit the consummation of the Amended Plan, the Rights Offering or the transactions contemplated by this Agreement.

                  (xi) HSR Act. If the purchase of Shares by the Investors
                       -------
pursuant to this Agreement is subject to the terms of the HSR Act, the applicable waiting period shall have expired or been terminated thereunder with respect to such purchase.

                  (xii) Consents and Approvals. All other governmental and
                        ----------------------
third party notifications, filings, consents, waivers and approvals required for the consummation of the transactions contemplated by this Agreement, the Settlement Term Sheet and the Amended Plan shall have been made or received and shall remain in full force and effect.

                  (xiii) Enforceability. This Agreement shall be valid and
                         --------------
enforceable against the Company and the Company shall not be in breach of this Agreement in any material respect.

                  (xiv) NYSE/Nasdaq. The New Common Stock issuable upon
                        -----------
exercise of the Rights shall be approved for trading on the NYSE or Nasdaq Global Select Market, subject to official notice of issuance.

                  (xv) Comfort Letters. On the Effective Date, the Independent
                       ---------------
Accountants shall have furnished to the Investors, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Investors, in form and substance reasonably satisfactory to the Investors, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus; provided, that the letter delivered on the Effective Date shall use a "cut-off" date no more than 3 Business Days prior to such Effective Date.

                  (xvi) Execution of Documents. All documents set forth on
                        ----------------------
Schedule 7(a) shall have been executed in form and substance reasonably
-------------
satisfactory to the Company and the Investors.

                  (xvii) No Legal Impediment to Issuance. No action shall have
                         -------------------------------
been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued in each by any federal, state or foreign governmental or regulatory authority that, as of the Effective Date, prohibits the issuance or sale of the Rights or the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that, as of the Effective Date, prohibits the issuance or sale of the Rights or the Shares.

                  (xviii) Good Standing. The Investors shall have received on
                          -------------
and as of the Effective Date satisfactory evidence of the good standing of the Company and its Significant Subsidiaries (as such term is defined in Article 1, Rule 1-02 of Regulation S-X promulgated pursuant to the Securities Act) in their respective jurisdictions of organization, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

                  (xix) Representations and Warranties and Covenants. The
                        --------------------------------------------
representations and warranties of the Company in this Agreement that are not qualified as to materiality or Material Adverse Effect shall be true and correct in all material respects and the representations and warranties that are qualified as to materiality or Material Adverse Effect shall be true and correct, in each case, at and as of the Effective Date as if made at and as of the Effective Date (except for representations and warranties made as of a specified date, which shall be true and correct only as of the specified date) and the Company shall have complied in all material respects with all covenants in this Agreement and the Registration Rights Agreement applicable to it.

                  (xx) Officer's Certificate. The Investors shall have
                       ---------------------
received on and as of the Effective Date a certificate of the chief financial officer or chief accounting officer of the Company (i) confirming that the Company has satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Effective Date and (ii) to the effect set forth in Section 7(a)(xx) above.
   ----------------

                  (xxi) Bankruptcy Court Approval. The Registration Rights
                        -------------------------
Agreement shall have been approved by the Bankruptcy Court and shall have been executed by the parties thereto in substantially the same form as the form thereof filed with the Bankruptcy Court.

                  (xxii) Exit Facility. The Company shall have obtained
                         -------------
secured and unsecured or other exit financing upon terms and conditions consistent with, or more favorable than, the terms set forth on Exhibit D hereto (the "Exit Facility") and which shall be consummated on or prior to the
             -------------
Effective Date. In addition, the material terms of the Exit Facility, other than those set forth on Exhibit D, shall be such that the Investors providing a majority of the Backstop Commitment do not have a reasonable basis for believing that such terms negatively and materially impact the commitment of the Investors provided for in this Agreement, by among other things, negatively and materially impacting the operating or financial performance of Reorganized Solutia. The Company will promptly provide copies of all term sheets, drafts and final execution copies of the documentation for the Exit Facility (the "Exit Facility Documentation") to counsel for the Investors and,
               ---------------------------
in the event that counsel to the Investors does not notify the Company that any material provision contained in the Exit Facility Documentation, other than those terms set forth on Exhibit D, is not reasonably satisfactory to a majority of the Investors within five (5) business days from the receipt thereof, such Exit Facility Documentation shall be deemed to be reasonably satisfactory to the Investors. For purposes of clarity, any change to any subsequent version of Exit Facility Documentation that impacts provisions contained in earlier versions of the Exit Facility Documentation shall renew the opportunity for counsel to the Investors to provide notice to the Company of such provision being not reasonably satisfactory to each Investor.

                  (xxiii) Financial Projections. The financial projections of
                          ---------------------
the Company set forth in the Disclosure Statement shall be consistent in all material respects with the financial projections provided to the ratings agencies on September 17, 2007, as updated by materials provided to the Investors on September 26, 2007.

                  (xxiv) Extension Fees. If required by Section 10(a)(iii),
                         --------------                 ------------------
the Investors shall have received payment of any Extension Fees; the Extension Fees, if any, shall not have been required to be repaid, by the Bankruptcy Court or otherwise, to the Company.

         (b) Conditions to the Obligations of the Company. The obligation of
             --------------------------------------------
the Company to issue and sell the Investor Shares to the Investors on the Effective Date are subject to the following conditions:

                  (i) Aggregate Purchase Price. The Investors shall have
                      ------------------------
delivered to the Company, as the total aggregate purchase price for the Investor Shares, an amount of readily available (same day) funds denominated in United States Dollars equal to the product obtained by multiplying (A) the Purchase Price (as it may be adjusted in accordance with the terms hereof) and
(B) the number of Investor Shares (as it may be adjusted in accordance with the terms hereof).

                  (ii) Agreement Order. The Agreement Order shall have been
                       ---------------
entered by the Bankruptcy Court in the form reasonably satisfactory to each of the Company and the Investors, and the Agreement Order shall have become a Final Order.

                  (iii) Confirmation Order. The Confirmation Order shall have
                        ------------------
been entered by the Bankruptcy Court and such order shall be non-appealable, shall not have been appealed within 10 days of entry or, if such order is appealed, shall not have been stayed pending appeal, and there shall not have been entered by any court of competent jurisdiction any reversal, modification or vacatur, in whole or in part, of the Confirmation Order.

                  (iv) Amended Plan and Confirmation Order. The Amended Plan,
                       -----------------------------------
as approved, and the Confirmation Order as entered, by the Bankruptcy Court, and all amendments, modifications or changes thereto shall (A) be consistent in all respects with this Agreement, (B) provide for the release and exculpation of the Investors, their affiliates, representatives and advisors as provided herein and (C) otherwise consistent in all material respects with the Settlement Term Sheet.

                  (v) Conditions to Confirmation. The conditions to
                      --------------------------
confirmation and the conditions to the Effective Date of the Amended Plan shall have been satisfied or waived, with the consent of the Investors, by the Company in accordance with the Amended Plan.

                  (vi) Rights Offering. The Rights Offering shall have been
                       ---------------
conducted in accordance with the Rights Offering Procedures and in all material respects in accordance with this Agreement and the Expiration Time shall have occurred.

                  (vii) No Restraint. No judgment, injunction, decree or other
                        ------------
legal restraint shall prohibit the consummation of the Amended Plan, the Rights Offering or the transactions contemplated by this Agreement.

                  (viii) HSR Act. If the purchase of Shares by the Investors
                         -------
pursuant to this Agreement is subject to the terms of the HSR Act, the applicable waiting period shall have expired or been terminated thereunder with respect to such purchase.

                  (ix) Enforceability. This Agreement shall be valid and
                       --------------
enforceable against each Investor and no Investor shall be in breach of this Agreement in any material respect, except to the extent that Non-Defaulting Investors purchase any Default Shares as a result of any breach by a Defaulting Investor pursuant to Sections 2(a)(ii).
                                -----------------

                  (x) Representations and Warranties and Covenants. The
                      --------------------------------------------
representations and warranties of each Investor in this Agreement that are not qualified as to materiality or material adverse effect on the Investor's performance of its obligations hereunder or similar qualifications shall be true and correct in all material respects, and the representations and warranties that are qualified as to materiality or material adverse effect on the Investor's performance of its obligations hereunder or similar qualifications shall be true and correct, in each case, at and as of the Effective Date as if made at and as of the Effective Date (except for representations and warranties made as of a specified date, which shall be true and correct only as of the specified date) and each Investor shall have complied in all material respects with all covenants in this Agreement applicable to it, except, in each case, to the extent that Non-Defaulting Investors or purchase any Default Shares as a result of any breach of representations, warranties or covenants by a Defaulting Investor pursuant to Sections 2(a)(ii).
-----------------

Section 8. Indemnification.
           ---------------

         (a) Indemnification Generally. Subject to the approval of this
             -------------------------
Agreement by the Bankruptcy Court, whether or not the Rights Offering is consummated or this Agreement or the Backstop Commitment is terminated, the Company (in such capacity, the "Indemnifying Party") shall indemnify and hold
                                ------------------
harmless the Investors and their respective officers, directors, employees, agents, controlling persons and affiliates (each an "Indemnified Person") from
                                                     ------------------
and against any and all losses, claims, damages, liabilities and reasonable expenses, joint or several, to which any such Indemnified Person may become subject arising out of or in connection with any claim, challenge, litigation, investigation or proceeding with respect to the Rights Offering, the Backstop Commitment, the Transaction Documents, the Registration Statement, the Prospectus or the transactions contemplated thereby, including without limitation, payment of the Backstop Fee or the Extension Fees, if any, distribution of Rights, purchase and sale of Shares in the Rights Offering and purchase and sale of Shares pursuant to the Backstop Commitment or the Registration Rights Agreement, or any breach of the Company of this Agreement or the Registration Rights Agreement, regardless of whether any of such Indemnified Persons is a party thereto, and to reimburse such Indemnified Persons for any reasonable legal or other reasonable out-of-pocket expenses as they are incurred in connection with investigating, responding to or defending any of the foregoing, provided that the foregoing indemnification will not, as to any Indemnified Person, apply to losses, claims, damages, liabilities or expenses to the extent that they are finally judicially determined to have resulted from (i) any breach of this Agreement by such Indemnified Person,
(ii) bad faith, gross negligence or willful misconduct on the part of such Indemnified Person or (iii) statements or omissions in the Registration Statement or Prospectus or any amendment or supplement thereto made in reliance upon or in conformity with information relating to the Investors furnished to the Company in writing by or on behalf of the Investors expressly for use in the Registration Statement or Prospectus or any amendment or supplement thereto. If for any reason the foregoing indemnification is unavailable to any Indemnified Person or insufficient to hold it harmless, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Person as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and such Indemnified Person on the other hand but also the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Person, on the other hand, as well as any relevant equitable considerations. It is hereby agreed that the relative benefits to the Indemnifying Party on the one hand and all Indemnified Persons on the other hand shall be deemed to be in the same proportion as (i) the total value received or proposed to be received by the Company pursuant to the sale of Shares contemplated by this Agreement bears to (ii) the Backstop Fee and Extension Fees paid or proposed to be paid to the Investors. The Indemnifying Party also agrees that no Indemnified Person shall have any liability based on their exclusive or contributory negligence or otherwise to the Indemnifying Party, any person asserting claims on behalf of or in right of any of the Indemnifying Party, or any other person in connection with or as a result of the Rights Offering, the Backstop Commitment, the Transaction Documents, the Registration Statement, the Prospectus or the transactions contemplated thereby, except as to any Indemnified Person to the extent that any losses, claims, damages, liability or expenses incurred by the Company are finally judicially determined to have resulted from (i) bad faith, gross negligence or willful misconduct of such Indemnified Person in performing the services that are the subject of this Agreement or the Registration Rights Agreement or (ii) statements or omissions in the Registration Statement or Prospectus or any amendment or supplement thereto made in reliance upon or in conformity with information relating to the Investors furnished to the Company in writing by or on behalf of the Investors expressly for use in the Registration Statement or Prospectus or any amendment or supplement thereto; provided, however, that
                                                      --------  -------
in no event shall an Indemnified Person or such other parties have any liability for any indirect, consequential or punitive damages in connection with or as a result of any of their activities related to the foregoing. Notwithstanding the foregoing, each of the parties hereto may enforce the terms of this Agreement and may seek indirect, consequential and other damages as a result of any breach of the terms hereof. The indemnity, reimbursement and contribution obligations of the Indemnifying Party under this Section 8
                                                                  ---------
shall be in addition to any liability that the Indemnifying Party may otherwise have to an Indemnified Person and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Indemnifying Party and any Indemnified Person.

         (b) Certain Procedures. Promptly after receipt by an Indemnified
             ------------------
Person of notice of the commencement of any claim, litigation, investigation or proceeding relating to the Transaction Documents, the Registration Statement, the Prospectus or any of the transactions contemplated thereby ("Proceedings"), such Indemnified Person will, if a claim is to be made
  -----------
hereunder against the Indemnifying Party in respect thereof, promptly (and in any event within 10 Business Days) notify the Indemnifying Party in writing of the commencement thereof; provided that (i) the omission so to notify the Indemnifying Party will not relieve it from any liability that it may have hereunder except to the extent it has been materially prejudiced by such failure and (ii) the omission so to notify the Indemnifying Party will not relieve it from any liability that it may have to an Indemnified Person otherwise than on account of this Section 8. In case any such Proceedings are
                                  ---------
brought against any Indemnified Person and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein, and, to the extent that it may elect by written notice delivered to such Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person, provided that if the defendants in any such Proceedings include both such

Indemnified Person and the Indemnifying Party and such Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Indemnifying Party, such Indemnified Person shall have the right to select separate counsel to assert such legal defenses and to otherwise participate (but not control) in the defense of such Proceedings on behalf of such Indemnified Person. Upon receipt of notice from the Indemnifying Party to such Indemnified Person of its election so to assume the defense of such Proceedings and approval by such Indemnified Person of counsel, the Indemnifying Party shall not be liable to such Indemnified Person for expenses incurred by such Indemnified Person in connection with the defense thereof (other than reasonable costs of investigation) unless (i) such Indemnified Person shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate counsel, approved by Investors, representing the Indemnified Persons who are parties to such Proceedings), (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to such Indemnified Person to represent such Indemnified Person within a reasonable time after notice of commencement of the Proceedings or (iii) the Indemnifying Party shall have authorized in writing the employment of counsel for such Indemnified Person.

         (c) Limitations. The Indemnifying Party shall not be liable for any
             -----------
settlement of any Proceedings effected without its written consent (which consent shall not be unreasonably withheld). If any settlement of any Proceeding is consummated with the written consent of the Indemnifying Party or if there is a final judgment for the plaintiff in any such Proceedings, the Indemnifying Party agrees to indemnify and hold harmless each Indemnified Person from and against any and all losses, claims, damages, liabilities and expenses by reason of such settlement or judgment in accordance with, and subject to the limitations of, the provisions of this Section 8.
                                                      ---------
Notwithstanding anything in this Section 8 to the contrary, if at any time an
                                 ---------
Indemnified Person shall have requested the Indemnifying Party to reimburse such Indemnified Person for legal or other expenses in connection with investigating, responding to or defending any Proceedings as contemplated by this Section 8, the Indemnifying Party shall be liable for any settlement of
     ---------
any Proceedings effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by the Indemnifying Party of such request for reimbursement and (ii) the Indemnifying Party shall not have reimbursed such Indemnified Person in accordance with such request prior to the date of such settlement. The Indemnifying Party shall not, without the prior written consent of an Indemnified Person (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened Proceedings in respect of which indemnity has been sought hereunder by such Indemnified Person unless (a) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such Proceedings and (b) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

Section 9. Survival of Representations and Warranties, Etc. Notwithstanding
           -----------------------------------------------
any investigation at any time made by or on behalf of any party hereto, all representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement and the Effective Date, except that the representations and warranties made in Sections 3(f)
                                           -------------
through (s), and (u) through (gg) shall only survive for a period of 2 years
-----------      ----------------
after the Effective Date.

Section 10. Termination.
            -----------

         (a) Termination by Investors. Each of the Investors may terminate
             ------------------------
this Agreement as to itself:

                  (i) upon (A) any material breach by the Company of any of its representations, warranties, covenants or agreements contained in this Agreement, including Section 3 and Section 7, (B) the failure of any of the
                     ---------     ---------
conditions set forth in this Agreement, or (C) any of the conditions set forth in this Agreement becoming incapable of fulfillment (other than through the failure of the Investors to comply with their obligations), in the case of
(A), (B) or (C), that is not curable or, if curable, is not cured within 15 days after written notice of such breach or failure is given to the Company by any Investor; provided, that the right to terminate this Agreement under this
              --------
Section 10(a)(i) shall not be available to any Investor whose breach is the
----------------
cause of the failure of the condition in Section 7 to be satisfied.
                                         ---------

                  (ii) if the Exit Financing Condition has been satisfied and the Effective Date has not occurred, on or after February 28, 2007.

                  (iii) if the Exit Financing Condition has not been satisfied and the Effective Date has not occurred, on or after February 28, 2007, on or after 3:01 p.m. New York City time on December 31, 2007 if the Effective Date has not occurred prior to that time; provided that if the Company has paid to the Investors by wire transfer of immediately available funds not later than 3:00 p.m. New York City time on December 31, 2007, a fee in the amount of $3,125,000 (the "Extension Fee"), which shall be earned by each Investor upon
                 -------------
payment, then the Investors may not terminate this Agreement pursuant to this
Section 10(a)(iii) until March 31, 2008.
------------------

         (b) Effect of Termination. Upon termination under this Section 10,
             ---------------------                              ----------
all rights and obligations of the parties under this Agreement shall terminate without any liability of any party to any other party except that (i) nothing contained herein shall release any party hereto from liability from any breach and (y) the covenants and agreements made by the parties herein under Section
                                                                      -------
2(d) Sections 8, 9 and 11 through 19 shall survive indefinitely in accordance
---- ----------  -     --         --
with their terms.

Section 11. Notices. All notices and other communications in connection
            -------
with this Agreement will be in writing and will be deemed given (and will be deemed to have been duly given upon receipt) if delivered personally, sent via electronic facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

(a) If to the Investors, to the addresses set forth below each Investor's signature on the signature pages hereto.

         with copies to:

         Stroock & Stroock & Lavan LLP
         180 Maiden Lane
         New York, New York 10038
         Attention: Kris Hansen
                    Brett Lawrence
         Fax: (212) 806-6006

         and to:

         Haynes and Boone, LLP
         901 Main St., Suite 3100
         Dallas, TX 75202
         Attention: Lenard M. Parkins
         Fax: (713) 236-5405

(b) If to the Company, to:

         Solutia Inc.
         575 Maryville Centre Drive
         P.O. Box 66760
         St Louis, Missouri
         Attention: General Counsel
         Fax: (314) 674-8703

         with a copy to:

         Kirkland & Ellis LLP
         153 East 53rd Street,
         New York, New York 10022-4611
         Attention: Thomas W. Christopher
                    Jonathan S. Henes
         Fax: (212) 446-4900

Section 12. Assignment; Third Party Beneficiaries. Neither this
            -------------------------------------
Agreement nor any of the rights, interests or obligations under this Agreement will be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other party. Notwithstanding the previous sentence, this Agreement, or the Investors' obligations hereunder, may be assigned, delegated or transferred, in whole or in part, by the Investors to any Affiliate (as defined in Rule 12b-2 under the Exchange Act) of the Investors over which the Investors or any of their Affiliates exercise investment authority, including, without limitation, with respect to voting and dispositive rights; provided, that any such assignee assumes the obligations of the

Investors hereunder and agree in writing to be bound by the terms of this Agreement in the same manner as the Investors. Notwithstanding the foregoing or any other provisions herein, no such assignment will relieve the Investors of their obligations hereunder if such assignee fails to perform such obligations. Except as provided in Section 8 with respect to the Indemnified
                                   ---------
Parties, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any person other than the parties hereto any rights or remedies under this Agreement.

Section 13. Prior Negotiations; Entire Agreement. This Agreement
            ------------------------------------
(including the agreements attached as exhibits to and the documents and instruments referred to in this Agreement) constitutes the entire agreement of the parties and supersedes all prior agreements, arrangements or understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement, except that the parties hereto acknowledge that any confidentiality agreements heretofore executed among the parties will continue in full force and effect.

Section 14. GOVERNING LAW; VENUE. THIS AGREEMENT WILL BE GOVERNED AND
            --------------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. THE INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF, AND VENUE IN, THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.

Section 15. Counterparts. This Agreement may be executed in any number
            ------------
of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the parties and delivered to the other party (including via facsimile or other electronic transmission), it being understood that each party need not sign the same counterpart.

Section 16. Waivers and Amendments. This Agreement may be amended,
            ----------------------
modified, superseded, cancelled, renewed or extended, and the terms and conditions of this Agreement may be waived, only by a written instrument signed by the Company and those Investors providing two-thirds of the Backstop Commitment, and, to the extent required, the approval of the Bankruptcy Court; provided, however, that no such amendment, modification, supersession,
--------  -------
cancellation, renewal, extension or waiver shall materially alter the rights or obligations of any Investor without such Investor's individual prior written consent; provided, further, that the amendment, modification,
                 --------  -------
supersession, cancellation, renewal extension or waiver of any of the following provisions shall require the express written consent of each
Investor: the definition of "Material Adverse Effect", Section 2, Section
                                                       ---------  -------
5(m), Section 7(a)(ii), Section 7(a)(iv), Section 7(a)(v), Section
----  ----------------  ----------------  ---------------  -------
7(a)(xxiii), Section 10 and Section 16. Notwithstanding the foregoing, (i) no
-----------  ----------     ----------
amendment, modification, supersession, cancellation, renewal extension or waiver of any provision shall adversely affect any Investor, or such Investor's broker-dealer affiliates, in connection with such Investor's or affiliate's activities as a broker-dealer, in such Investor's sole discretion, without such Investor's consent. and (ii) any amendment waiver of Section 19
                                                                  ----------
with respect to any Investor and its affiliates shall not require the consent of any other Investor. No delay on the part of any party in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any waiver on the part of any party of any right, power or privilege pursuant to this Agreement, nor will any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement. The rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any party otherwise may have at law or in equity.

Section 17. Headings. The headings in this Agreement are for reference
            --------
purposes only and will not in any way affect the meaning or interpretation of this Agreement.

Section 18. Specific Performance. The parties acknowledge and agree that
            --------------------
any breach of the terms of this Agreement would give rise to irreparable harm for which money damages would not be an adequate remedy, and, accordingly, the parties agree that, in addition to any other remedies, each will be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting bond.

Section 19. Voting Restriction. Subject to the last sentence of this
            ------------------
Section 19, the shares of New Common Stock acquired by the Investors hereunder, as well as any other shares of New Common Stock received by the Investors and their respective affiliates under or in connection with the Amended Plan and any shares of such stock that may be acquired by the Investors and their respective affiliates during the Restriction Period, as defined below, shall not be entitled to vote for the election of directors of the Company at any time during the Restriction Period while held by or for the benefit of any of the Investors or their respective affiliates. This restriction shall apply to the Investors, together with their respective affiliates, on a several and not joint basis, and shall terminate at 12:01 am on the day following the last day of the Restriction Period. This restriction shall not apply to any share of New Common Stock after sale or other transfer of such share by the Investors or their affiliates to a party not affiliated with any Investor or affiliate. For purposes of this provision, the "Restriction Period" shall begin on the Effective Date and shall terminate on
 ------------------
the date that is eight months and one day after the Effective Date. Notwithstanding anything contained herein to the contrary, (i) none of the provisions of this Section 19 shall apply to any shares of New Common Stock
                   ----------
acquired or received by Highland Capital Management, L.P. or its affiliates,
(ii) the provisions of this Section 19 shall apply to shares of New Common
                            ----------
Stock acquired or received by UBS Securities LLC or its affiliates only to the extent they are held as part of proprietary trading or investment for the account of UBS Securities LLC or an affiliate, excluding any claims or interests in respect of which UBS Securities LLC or an affiliate exercises voting authority due to a financing, custodial, advisory or fiduciary relationship and (iii) the provisions of this Section 19 shall apply to shares
                                              ----------
of New Common Stock acquired or received by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates only to the extent they are held as part of proprietary trading or investment for the account of Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate, excluding any claims or interests in respect of which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate exercises voting authority due to a financing, custodial, advisory of fiduciary relationship.



                           [Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                                SOLUTIA INC.



                                By: /s/ Jeffry N. Quinn
                                    -------------------
                                    Name: Jeffry N. Quinn
                                    Title: President and Chief Executive Officer

AGREED AND ACCEPTED:

OFFICIAL COMMITTEE OF UNSECURED
CREDITORS OF SOLUTIA INC., ET AL

By: /s/ James R. Savin
    ------------------
    Name: James R. Savin
    Title: Partner, Akin Gump Strauss Hauer & Feld LLP
           Counsel to the Official Committee of Unsecured Creditors of Solutia Inc., et. al

                                   INVESTORS
                                   ---------

                                   HIGHLAND CRUSADER HOLDING
                                   CORPORATION


                                   By: /s/ Michael Colvin
                                       ------------------
                                       Name: Michael Colvin
                                       Title: Secretary


                                   Address:
                                   Two Galleria Tower
                                   13455 Noel Road, Suite 1300
                                   Dallas, TX 75240-6620
                                   Attention: Patrick Conner
                                   Fax: (972) 628-4100





                [Signature Page of Equity Commitment Agreement]

                                   LONGACRE FUND MANAGEMENT, L.L.C. *


                                   By: /s/ Steven Weisman
                                       ------------------
                                       Name: Steven Weisman
                                       Title: Member


                                   Address:
                                   810 Seventh Avenue, 22nd Floor
                                   New York, NY 10019
                                   Attention: John Brecker
                                   Fax: (212) 259-4304



*As Investment Manager, on behalf of Longacre Master Fund, Ltd. and Longacre Capital Partners (GP), L.P.




                [Signature Page of Equity Commitment Agreement]

                                   MERRILL LYNCH PIERCE, FENNER &
                                   SMITH INCORPORATED


                                   By:  /s/ Ronald Torok
                                       -----------------
                                       Name: Ronald Torok
                                       Title: Director


                                   Address:
                                   4 World Financial Center
                                   250 Vesey Street
                                   New York, NY 10080
                                   Attention: Chris Moon / Ron Torok
                                   Fax: (212) 449-0769



                [Signature Page of Equity Commitment Agreement]

                               GMAM INVESTMENT FUNDS TRUST II
                               BY: MURRAY CAPITAL MANAGEMENT, INC., ITS AGENT


                               By: /s/ Scott V. Beechert
                                   ---------------------
                                   Name: Scott V. Beechert
                                   Title: General Counsel & Chief Compliance
                                   Officer


                               RECAP INTERNATIONAL (MASTER) LTD.
                               BY: MURRAY CAPITAL MANAGEMENT, INC., ITS AGENT


                               By: /s/ Scott V. Beechert
                                   ---------------------
                                   Name: Scott V. Beechert
                                   Title: General Counsel & Chief Compliance
                                   Officer

                               INSTITUTIONAL BENCHMARK SERIES
                               (MASTER FEEDER) LTD., A SEGREGATED
                               ACCOUNTS COMPANY, SOLELY WITH RESPECT TO THE
                               MUSCIDA SERIES.
                               BY: MURRAY CAPITAL MANAGEMENT, INC., ITS AGENT


                               By: /s/ Scott V. Beechert
                                   ---------------------
                                   Name: Scott V. Beechert
                                   Title: General Counsel & Chief Compliance
                                   Officer



                               Address (for the above four entities):
                               c/o Murray Capital Management, Inc.
                               680 Fifth Avenue
                               New York, NY 10019
                               Attention: General Counsel
                               Fax: (212) 582-5525




                [Signature Page of Equity Commitment Agreement]

                               SOUTHPAW ASSET MANAGEMENT



                               By: /s/ Kevin Wyman
                                   ---------------
                                   Name: Kevin Wyman
                                   Title: Managing Member of General Partner -
                                   Southpaw Holdings LLC


                               Address:
                               Southpaw Asset Management LP
                               4 Greenwich Office Park, 1st Floor
                               Greenwich, CT 06831
                               Attention: Arif Y Ganghat
                               Fax: (203) 862-6201




                [Signature Page of Equity Commitment Agreement]



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                                   UBS SECURITIES LLC


                                   By: /s/ Mark Lane
                                       -------------
                                       Name: Mark Lane
                                       Title: Managing Director


                                   By: /s/ Thomas Tormey
                                       -----------------
                                       Name: Thomas Tormey
                                       Title: Director



                                   Address:
                                   677 Washington Boulevard
                                   Stamford, CT 06901
                                   Attention: Thomas Tormey
                                   Fax: (203) 719-0207
                                   W/Copy To:
                                   Fixed Income Legal
                                   Fax: (203) 719-0680




                [Signature Page of Equity Commitment Agreement]

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
                                           SCHEDULE I

                                     INDEX OF DEFINED TERMS



                                   TERM                                                SECTION
             ------------------------------------------------ ----------------------------------------------------
                Agreement                                                              Preamble
                Agreement Motion                                                   Section 5(a)
                Agreement Order                                                    Section 2(c)
                Amended Plan                                                       Section 1(a)
                Backstop Commitment                                             Section 2(a)(i)
                Backstop Fee                                                       Section 2(c)
                Bankruptcy Court                                                       Preamble
                Bankruptcy Rules                                                Section 3(b)(i)
                Chapter 11 Proceedings                                             Section 3(o)
                Code                                                               Section 3(w)
                Commission                                                         Section 3(g)
                Commitment Notice                                                  Section 1(e)
                Commitment Percentage                                           Section 2(a)(i)
                Company                                                                Preamble
                Confirmation Hearing                                               Section 2(c)
                Court Orders                                                    Section 3(b)(i)
                Defaulting Investor                                             Section 2(a)(i)
                Default Purchase Right                                         Section 2(a)(ii)
                Default Shares                                                 Section 2(a)(ii)
                Determination Date                                                 Section 1(e)
                Direct Purchase Right                                              Section 2(b)
                Direct Purchase Shares                                             Section 2(b)
                Disclosure Statement                                               Section 3(j)
                Effective Date                                                     Section 1(d)
                Eligible Holder                                                        Recitals
                Environmental Laws                                                 Section 3(v)
                ERISA                                                              Section 3(w)
                Exchange Act                                                       Section 3(i)
                Exchange Act Documents                                             Section 3(i)
                Existing Plan                                                          Preamble
                Exit Extension Fee                                            Section 10(a)(ii)
                Exit Facility                                               Section 7(a)(xxiii)
                Exit Financing Condition                                           Section 2(c)
                Expiration Time                                                    Section 1(b)





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
                                   TERM                                                SECTION
             ------------------------------------------------ ----------------------------------------------------
                Extension Fee                                                Section 10(a)(iii)
                HSR Act                                                            Section 3(g)
                Inconsistent Transaction                                           Section 5(o)
                Indemnified Person                                                 Section 8(a)
                Indemnifying Party                                                 Section 8(a)
                Independent Accountants                                            Section 3(q)
                Investor Agreement                                              Section 2(a)(i)
                Investor Default                                               Section 2(a)(ii)
                Investor Shares                                                    Section 2(b)
                Investors                                                              Preamble
                Material Adverse Effect                                            Section 3(a)
                Non-Defaulting Investors                                       Section 2(a)(ii)
                Over-Allotment Right                                               Section 1(c)
                Payment Date                                                       Section 1(b)
                Preliminary Prospectus                                             Section 3(k)
                Proceedings                                                        Section 8(b)
                Prospectus                                                         Section 3(k)
                Purchase Price                                                         Recitals
                Registration Rights Agreement                                      Section 5(m)
                Registration Statement                                             Section 5(i)
                Restricted Period                                                  Section 5(j)
                Right                                                                  Recitals
                Rights Exercise Period                                             Section 1(b)
                Rights Offering                                                        Recitals
                Rights Offering Procedures                                             Recitals
                Satisfaction Notice                                                Section 1(e)
                Securities Act                                                     Section 3(g)
                Settlement Term Sheet                                              Section 1(a)
                Share                                                                  Recitals
                Subscription Agent                                                 Section 5(e)
                Transaction Documents                                              Section 3(n)
                Transaction Expenses                                               Section 2(d)
                Unsubscribed Shares                                                    Recitals




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                                  SCHEDULE II

                            COMMITMENT PERCENTAGES